UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06243

Franklin Strategic Series

(Exact name of registrant as specified in charter)

_ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906

(Address of principal executive offices)  (Zip code)

_CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: _4/30

Date of reporting period: _4/30/14

Item 1. Reports to Stockholders.

APRIL 30, 2014

ANNUAL REPORT
AND SHAREHOLDER LETTER

Franklin Flex Cap Growth Fund

Franklin Focused Core Equity Fund

Franklin Growth Opportunities Fund

Franklin Small Cap Growth Fund

Franklin Small-Mid Cap Growth Fund

Sign up for electronic delivery
at **franklintempleton.com/edelivery**

FRANKLIN STRATEGIC SERIES

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · Mutual Series

	Contents
Shareholder Letter	1	Annual Report		Franklin Small Cap		Report of Independent
		Economic and Market Overview	3	Growth Fund	38	Registered Public
				Franklin Small-Mid Cap		Accounting Firm	135
		Franklin Flex Cap
		Growth Fund	5	Growth Fund	50	Tax Information	136
		Franklin Focused Core		Financial Highlights and		Board Members and Officers	137
		Equity Fund	16	Statements of Investments	62	Shareholder Information	142
		Franklin Growth		Financial Statements	105
		Opportunities Fund	27	Notes to Financial Statements	114

Annual Report

Economic and Market Overview

During the 12-month period ended April 30, 2014, and especially in the second half of 2013, the U.S. economy continued to show signs of recovery because of consumer and business spending and rising inventories. Despite the abnormally cold weather that suppressed economic activity in the first quarter of 2014, economic indicators were still broadly supportive of recovery at period-end. Manufacturing activity expanded and retail sales for the period rose year-over-year. Home sales declined because of rising mortgage rates and lower inventories as well as the impact of extreme weather in early 2014, but home prices rose in comparison with year-ago figures. The unemployment rate declined to 6.3% in April 2014 from 7.5% in April 2013,1 and inflation remained below the U.S. Federal Reserve Board’s (Fed’s) 2.0% target.

In October 2013, the federal government temporarily shut down after Congress reached a budget impasse. However, Congress passed a spending bill in January to fund the federal government through September 2014. Congress then approved suspension of the debt ceiling until March 2015. Despite speculation that it would start tapering its quantitative easing, the Fed maintained its monthly bond purchases at $85 billion through December 2013, gradually reducing them beginning in January, based on continued positive economic and employment data. Although economic data in early 2014 were soft in part because of severe winter weather, Fed Chair Janet Yellen kept the pace of asset-purchase tapering intact while adopting a more qualitative approach to rate-hike guidance. However, the Fed remained committed to keeping interest rates low for a considerable time even after the asset purchase program ends, depending on inflation and unemployment trends. Despite volatility in U.S. equity markets toward period-end heightened by geopolitical risks from the crisis in Ukraine, markets continued to advance.

Investors’ confidence grew as corporate profits rose and generally favorable economic data indicated continued recovery despite brief sell-offs when markets reacted to the Fed’s statements, U.S. budget disputes, political instability in certain emerging markets and China’s slowing economy. U.S. stocks generated strong returns for the 12 months under review as the Standard & Poor’s 500 Index and Dow Jones Industrial Average reached all-time highs.2

Annual Report | 3

The foregoing information reflects our analysis and opinions as of April 30, 2014. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.

2. S&P Dow Jones Indices. Copyright © 2014, S&P Dow Jones Indices LLC. All rights reserved. Reproduction of S&P Dow Jones Indices in any form is prohibited except with the prior written permission of S&P. S&P does not guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or consequential damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with subscriber’s or others’ use of S&P Dow Jones Indices.

4 | Annual Report

Franklin Flex Cap Growth Fund

Your Fund’s Goal and Main Investments: Franklin Flex Cap Growth Fund seeks capital appreciation. The Fund normally invests predominantly in equity securities of companies that the manager believes have the potential for capital appreciation. The Fund has flexibility to invest in companies located, headquartered or operating inside and outside the U.S., across the entire market capitalization spectrum from small, emerging growth companies to well-established, large cap companies.

We are pleased to bring you Franklin Flex Cap Growth Fund’s annual report for the fiscal year ended April 30, 2014.

Performance Overview

For the 12 months under review, Franklin Flex Cap Growth Fund – Class A delivered a +22.31% cumulative total return. For comparison, the Fund’s narrow benchmark, the Russell 3000® Growth Index, which measures performance of Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values, generated a +20.72% total return, and the Russell 1000® Growth Index, which tracks performance of the largest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values, produced a +20.66% total return.1, 2 Additionally, the Fund’s broad benchmark, the Standard & Poor’s 500 Index (S&P 500®), which tracks the broad U.S. stock market, posted a +20.44% total return.2, 3 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 8.

Performance data represent
past performance, which does
not guarantee future results.
Investment return and principal
value will fluctuate, and you may
have a gain or loss when you sell
your shares. Current performance
may differ from figures shown.
Please visit franklintempleton.com
or call (800) 342-5236 for most
recent month-end performance.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 67.

Annual Report | 5

In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

The Fund outperformed its benchmark, the Russell 3000 Growth Index, for the fiscal year under review as all sectors represented in the Fund’s portfolio made gains. Stock selection in information technology (IT) and an underweighting and stock selection in consumer staples contributed to the Fund’s relative performance.4 The Fund also benefited from stock selection and an overweighting in health care.5 In the IT sector, an off-benchmark position in Netherlands-based integrated circuits manufacturer NXP Semiconductors was among the top contributors, as the company reported strong quarterly earnings underpinned by solid revenue growth and improved operational cost control. Although the consumer staples sector underperformed the overall index, our new position in craft brewer Boston Beer boosted relative returns. Other key contributors included generic pharmaceutical company Actavis and genetic research firm Illumina in the health care sector. Actavis’s shares gained after the company announced the acquisition of Forest Laboratories to strengthen its specialty pharmaceuticals portfolio. Actavis also reported strong full-year 2013 and first-quarter 2014 results backed by organic growth as well as revenues and operational synergies resulting from the Warner Chilcott acquisition, which was completed in October 2013. Outside of these sectors, equipment rental company United Rentals, apparel and footwear manufacturer Under Armour and commercial banking services provider Signature Bank performed strongly.

During the Fund’s fiscal year, stock selection in the energy and industrials sectors detracted from the Fund’s performance relative to its benchmark.6 Oil exploration company Cobalt International Energy weighed on relative performance as the company failed to find commercially viable oil at one of its Gulf of Mexico wells.7 Toward the end of 2013, the stock fell amid concerns that Cobalt might not be able to profit from its larger-than-expected natural gas discovery in Angola. In industrials, our new position in engineering equipment firm Chart Industries hurt performance. Some other major detractors included the Fund’s positions in specialty pharmaceuticals company Allergan, biotechnology firm ARIAD Pharmaceuticals and apparel maker Ralph Lauren.7 ARIAD Pharmaceuticals’ share price fell after the company suspended trials on its leukemia drug Iclusig amid reports of harmful side effects. After initially halting the drug’s marketing in the U.S., the Food and Drug Administration allowed sales to resume with revised labeling and limited application.

6 | Annual Report

Thank you for your continued participation in Franklin Flex Cap Growth Fund. We look forward to serving your future investment needs.

Top 10 Holdings
Franklin Flex Cap Growth Fund
4/30/14

Company	% of Total
Sector/Industry	Net Assets
Google Inc., A & C	2.8%
Software & Services
Apple Inc.	2.7%
Technology Hardware & Equipment
Actavis PLC	2.2%
Pharmaceuticals, Biotechnology &
Life Sciences
MasterCard Inc., A	2.1%
Software & Services
Ecolab Inc.	2.0%
Materials
Gilead Sciences Inc.	1.9%
Pharmaceuticals, Biotechnology &
Life Sciences
Visa Inc., A	1.6%
Software & Services
Precision Castparts Corp.	1.6%
Capital Goods
QUALCOMM Inc.	1.5%
Technology Hardware & Equipment
NXP Semiconductors NV (Netherlands)	1.5%
Semiconductors & Semiconductor
Equipment

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
1. Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. This is a presentation of Licensee. The presentation may contain confi-
dential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited.
Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in
Licensee’s presentation thereof.
2. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
3. S&P 500: Copyright © 2014, S&P Dow Jones Indices LLC. All rights reserved. Reproduction of S&P U.S. Index data in any form is prohibited except with the prior written permission of S&P. S&P does not guarantee the accuracy, ade-
quacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY AND ALL EXPRESS OR
IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A
PARTICULAR PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or consequential dam-
ages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with subscriber’s or others’ use of S&P U.S. Index data.
4. The IT sector comprises semiconductors and semiconductor equipment, software and services, and technology hardware and equipment in the SOI. The consumer staples sector comprises food and staples retailing; and food, beverage and tobacco in the SOI.
5. The health care sector comprises health care equipment and services; and pharmaceuticals, biotechnology and life sciences in the SOI.
6. The industrials sector comprises capital goods, commercial and professional services, and transportation in the SOI.
7. No longer held at period-end.

Annual Report | 7

Performance Summary as of 4/30/14

Franklin Flex Cap Growth Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

	Net Asset Value
	Share Class		4/30/14	4/30/13		Change
	A (FKCGX)		$53.93	$51.21	+$	2.72
	C (FCIIX)		$46.79	$45.70	+$	1.09
	R (FRCGX)		$51.99	$49.74	+$	2.25
	Advisor (FKCAX)		$55.40	$52.29	+$	3.11
				5/1/13
	R6 (FFCRX)		$55.54	$51.70	+$	3.84

	Distributions
			Short-Term	Long-Term
	Share Class		Capital Gain	Capital Gain		Total
A	(5/1/13–4/30/14)		$0.5529	$8.0766		$8.6295
C	(5/1/13–4/30/14)		$0.5529	$8.0766		$8.6295
R	(5/1/13–4/30/14)		$0.5529	$8.0766		$8.6295
	R6	(5/1/13–4/30/14)	$0.5529	$8.0766		$8.6295
	Advisor (5/1/13–4/30/14)		$0.5529	$8.0766		$8.6295

8 | Annual Report

Performance Summary (continued)

Performance as of 4/30/141

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

					Value of		Average Annual	Total Annual
		Cumulative		Average Annual	$10,000		Total Return	Operating
Share Class		Total Return[2]		Total Return[3]	Investment[4]		(3/31/14)[5]	Expenses[6]
A								0.99%
1-Year	+	22.31%	+	15.29%	$11,529	+	19.78%
5-Year	+	108.65%	+	14.48%	$19,665	+	17.59%
10-Year	+	104.06%	+	6.76%	$19,233	+	6.89%
C								1.74%
1-Year	+	21.38%	+	20.38%	$12,038	+	25.14%
5-Year	+	100.91%	+	14.97%	$20,091	+	18.10%
10-Year	+	89.30%	+	6.59%	$18,930	+	6.71%
R								1.24%
1-Year	+	22.01%	+	22.01%	$12,201	+	26.76%
5-Year	+	106.02%	+	15.55%	$20,602	+	18.70%
10-Year	+	99.06%	+	7.13%	$19,906	+	7.25%
R6[7]								0.49%
Since Inception (5/1/13)	+	24.32%	+	24.32%	$12,432	+	28.37%
Advisor[8]								0.74%
1-Year	+	22.63%	+	22.63%	$12,263	+	27.42%
5-Year	+	111.27%	+	16.14%	$21,127	+	19.29%
10-Year	+	109.07%	+	7.65%	$20,907	+	7.78%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 9

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

10 | Annual Report

Annual Report | 11

Performance Summary (continued)

All investments involve risks, including possible loss of principal. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projec-
tions. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have exhibited more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

12 | Annual Report

Performance Summary (continued)

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Performance shown is not annualized.
8. Effective 8/2/04, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 8/2/04, a restated figure is used based upon the Fund’s Class A per-
formance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 8/2/04, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 8/2/04 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +111.64% and +8.00%.
9. Source: © 2014 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The Russell 1000 Growth Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Growth Index is market capitalization weighted and meas-
ures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
10. S&P 500: Copyright © 2014, S&P Dow Jones Indices LLC. All rights reserved. Reproduction of S&P U.S. Index data in any form is prohibited except with the prior written permission of S&P. S&P does not guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY AND
ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR
PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or consequential damages, costs, expenses, legal fees, or losses
(including lost income or lost profit and opportunity costs) in connection with subscriber’s or others’ use of S&P U.S. Index data.
11. Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copy-
rights related thereto. This is a presentation of Licensee. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in Licensee’s presentation thereof.

Annual Report | 13

Your Fund’s Expenses

Franklin Flex Cap Growth Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

14 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/13	Value 4/30/14	Period* 11/1/13– 4/30/14
A
Actual	$1,000	$1,033.50	$4.84
Hypothetical (5% return before expenses)	$1,000	$1,020.03	$4.81
C
Actual	$1,000	$1,029.40	$8.60
Hypothetical (5% return before expenses)	$1,000	$1,016.31	$8.55
R
Actual	$1,000	$1,032.10	$6.10
Hypothetical (5% return before expenses)	$1,000	$1,018.79	$6.06
R6
Actual	$1,000	$1,035.80	$2.42
Hypothetical (5% return before expenses)	$1,000	$1,022.41	$2.41
Advisor
Actual	$1,000	$1,034.60	$3.58
Hypothetical (5% return before expenses)	$1,000	$1,021.27	$3.56

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.96%; C: 1.71%; R: 1.21%; R6: 0.48%; and Advisor: 0.71%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Annual Report | 15

Franklin Focused Core Equity Fund

Your Fund’s Goal and Main Investments: Franklin Focused Core Equity Fund seeks capital appreciation by normally investing at least 80% of its net assets in equity securities. The Fund normally invests primarily to predominantly in equity securities of large capitalization companies, which are similar in size to those in the Standard & Poor’s 500 Index (S&P 500).

We are pleased to bring you Franklin Focused Core Equity Fund’s annual report for the fiscal year ended April 30, 2014.

Performance Overview

For the 12 months under review, Franklin Focused Core Equity Fund – Class A delivered a +28.00% cumulative total return. In comparison, the S&P 500, which tracks the broad U.S. stock market, generated a +20.44% total return.1, 2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 20.

Performance data represent
past performance, which does
not guarantee future results.
Investment return and principal
value will fluctuate, and you may
have a gain or loss when you sell
your shares. Current performance
may differ from figures shown.
Please visit franklintempleton.com
or call (800) 342-5236 for most
recent month-end performance.

Investment Strategy

We are research-driven, bottom-up, fundamental investors. Our investment approach is opportunistic and contrarian, and we seek to identify mispriced companies using fundamental analysis. We seek to take advantage of price dislocations that result from the market’s short-term focus. Our analysis includes the investigation of the valuation for each investment based upon the view that the price paid for the security is a critical factor determining long-term success. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies. Our analysts identify each company’s market opportunity, competitive position, management and financial strength, business and financial risks, and valuation. We choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 77.

16 | Annual Report

Manager’s Discussion

In a strong 12-month period for the stock market, all investment sectors represented in the Fund’s portfolio, particularly health care, information technology (IT), financials and consumer discretionary, contributed to absolute performance.

Pharmaceutical stocks supported returns in the health care sector as shares of Valeant Pharmaceuticals International, Actavis and Allergan rallied. Canada-based Valeant’s shares advanced after the specialty pharmaceutical company announced a definitive agreement to acquire eye health company Bausch & Lomb Holdings. Valeant reported better-than-expected earnings in recent quarters and provided a solid revenue and earnings forecast for 2014. Toward period-end, the company proposed a merger with Allergan using a combination of cash and stock, which also boosted Valeant’s share price. Generic drug maker Actavis’s share price gained after the company announced the acquisition of Forest Laboratories to strengthen its specialty pharmaceuticals portfolio. Actavis also reported strong full-year 2013 results, backed by organic growth as well as strong revenues and operational synergies resulting from the Warner Chilcott acquisition, which was completed in October 2013. The share price of specialty pharmaceutical company Allergan, a new holding, rose after the company obtained new patents for drugs treating glaucoma and dry eye, delaying the potential threat of generic entrants. Allergan’s shares also advanced after the company reported higher earnings and received a takeover bid from Valeant. However, Allergan adopted a “poison pill” defense that would allow existing shareholders to buy the company’s stock at a discount if any unapproved investor acquires more than 10% of its shares.

Internet giant Google and leading specialty glass products maker Corning aided the Fund’s return in the IT sector. Google’s share price rose after the company reported stronger-than-expected third-quarter 2013 earnings, driven largely by its advertising business. During the period, the company sold its loss-making Motorola Mobility unit to Lenovo. Toward period-end, Google potentially avoided a heavy fine as it reached a settlement with European Union antitrust regulators and agreed to provide comparable prominence in online search results to competitors’ services. Corning’s shares advanced after the company announced an agreement to take full ownership of South Korean liquid crystal display (LCD) glass manufacturer Samsung Corning Precision Materials, its joint venture with Samsung Electronics subsidiary Samsung Display. Corning also reached a 10-year LCD glass supply agreement with Samsung Display. The company’s shares were further supported by Corning’s solid first-quarter 2014 results and authorization of an additional $2 billion share repurchase program through the end of 2015.

Annual Report | 17

Top 10 Equity Holdings
Franklin Focused Core Equity Fund
4/30/14

Company	% of Total
Sector/Industry	Net Assets
Allergan Inc.	4.4%
Health Care
The Hartford Financial Services
Group Inc.	4.4%
Financials
Valeant Pharmaceuticals International
Inc. (Canada)	4.1%
Health Care
Adobe Systems Inc.	3.7%
Information Technology
Motorola Solutions Inc.	3.5%
Information Technology
CBRE Group Inc.	3.4%
Financials
Microsoft Corp.	3.3%
Information Technology
LyondellBasell Industries NV, A	3.0%
Materials
MetLife Inc.	3.0%
Financials
Actavis PLC	3.0%
Health Care

In the financials sector, property and casualty insurer The Hartford Financial Services Group’s share price rose after the company increased the quarterly dividend payment by 50% and reported better-than-expected first-quarter 2014 earnings. Toward period-end, Japanese leasing company Orix agreed to buy Hartford’s Japanese life insurance unit, subject to regulatory approval. Consumer discretionary sector holding BorgWarner’s share price increased as the automotive components manufacturer reported stronger-than-expected quarterly earnings and raised its full-year 2014 earnings guidance, primarily because of the acquisition of global powertrain supplier Gustav Wahler.

Elsewhere, materials sector holding LyondellBasell Industries, a chemical and polymer manufacturer, was a notable contributor to absolute Fund performance as the firm reported record earnings for 2013. LyondellBasell generated solid free cash flow and maintained a healthy balance sheet amid a challenging revenue environment resulting largely from weakness in its intermediate chemicals and refining segments. The company reported better-than-expected fourth-quarter earnings aided by a favorable North American natural gas market. LyondellBasell also announced an additional share buyback program and increased its first-quarter 2014 dividend. Global express delivery services provider FedEx reported strong earnings, driven largely by higher ground shipping revenues. FedEx announced plans to raise domestic express shipping rates and to repurchase up to 32 million shares. Oilfield services company Schlumberger reported better-than-expected quarterly earnings as revenues from the Middle East, Asia and the Gulf of Mexico rose.

Nearly all Fund positions contributed to absolute performance, but some notable detractors were global IT software and services provider International Business Machines (IBM)3 and chemicals and buildings products manufacturer Axiall. IBM reported muted quarterly results amid weakness in emerging markets and the hardware business. The company sold its low-end server unit to Lenovo to focus on higher-margin segments such as cloud computing. Pressuring Axiall shares were a net loss in the first quarter of 2013, lower third-quarter 2013 profit guidance and subsequently disappointing quarterly earnings, partially resulting from lower operating rates and higher-than-planned outage costs. Axiall also forecast that its first-quarter 2014 earnings would be affected by severe winter weather and higher maintenance costs.

18 | Annual Report

Thank you for your continued participation in Franklin Focused Core Equity Fund. We look forward to serving your future investment needs.

Portfolio Management Team
Franklin Focused Core Equity Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

2. S&P 500: Copyright © 2014, S&P Dow Jones Indices LLC. All rights reserved. Reproduction of S&P U.S. Index data in any form is prohibited except with the prior written permission of S&P. S&P does not guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or consequential damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with subscriber’s or others’ use of S&P U.S. Index data.

3. Sold by period-end.

Annual Report | 19

Performance Summary as of 4/30/14

Franklin Focused Core Equity Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

	Net Asset Value
	Share Class	4/30/14	4/30/13		Change
	A (FCEQX)	$13.38	$10.63	+$	2.75
	C (n/a)	$12.98	$10.36	+$	2.62
	R (n/a)	$13.28	$10.56	+$	2.72
	Advisor (n/a)	$13.48	$10.70	+$	2.78
			5/1/13
	R6 (n/a)	$13.49	$10.54	+$	2.95

	Distributions
		Dividend	Long-Term
	Share Class	Income	Capital Gain		Total
A	(5/1/13–4/30/14)	$0.0738	$0.1327		$0.2065
C	(5/1/13–4/30/14)	$0.0288	$0.1327		$0.1615
R	(5/1/13–4/30/14)	$0.0550	$0.1327		$0.1877
R6	(5/1/13–4/30/14)	$0.1025	$0.1327		$0.2352
Advisor	(5/1/13–4/30/14)	$0.0916	$0.1327		$0.2243

20 | Annual Report

Performance Summary (continued)

Performance as of 4/30/141

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

					Value of		Average Annual
		Cumulative		Average Annual	$10,000		Total Return		Total Annual Operating Expenses [6]
Share Class		Total Return[2]		Total Return [3]	Investment [4]		(3/31/14	) [5]	(with waiver)	(without waiver)
A									1.31%	1.90%
1-Year	+	28.00%	+	20.62%	$12,062	+	21.11%
5-Year	+	134.39%	+	17.19%	$22,099	+	20.29%
Since Inception (12/13/07)	+	50.40%	+	5.62%	$14,176	+	5.42%
C									2.01%	2.60%
1-Year	+	26.99%	+	25.99%	$12,599	+	26.62%
5-Year	+	125.74%	+	17.68%	$22,574	+	20.85%
Since Inception (12/13/07)	+	43.73%	+	5.85%	$14,373	+	5.67%
R									1.51%	2.10%
1-Year	+	27.70%	+	27.70%	$12,770	+	28.26%
5-Year	+	131.54%	+	18.28%	$23,154	+	21.42%
Since Inception (12/13/07)	+	48.11%	+	6.35%	$14,811	+	6.15%
R6[7]									0.81%	1.40%
Since Inception (5/1/13)	+	30.43%	+	30.43%	$13,043	+	28.21%
Advisor									1.01%	1.60%
1-Year	+	28.27%	+	28.27%	$12,827	+	28.95%
5-Year	+	137.40%	+	18.88%	$23,740	+	22.03%
Since Inception (12/13/07)	+	52.97%	+	6.89%	$15,297	+	6.70%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 21

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

22 | Annual Report

Annual Report | 23

All investments involve risks, including possible loss of principal. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund may have investments in both growth and value stocks, or in stocks with characteristics of both. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. A value stock may not increase in price as anticipated by the investment man-
ager if other investors fail to recognize the company’s value and bid up the price, the markets favor faster growing companies, or the factors that the investment manager believes will increase the price of the security do not occur. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 8/31/14 and a fee waiver associated with its investments in a
Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Performance shown is not annualized.
8. Source: © 2014 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.
9. S&P 500: Copyright © 2014, S&P Dow Jones Indices LLC. All rights reserved. Reproduction of S&P U.S. Index data in any form is prohibited except with the prior written permission of S&P. S&P does not guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY
AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR
PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or consequential damages, costs, expenses, legal fees, or losses
(including lost income or lost profit and opportunity costs) in connection with subscriber’s or others’ use of S&P U.S. Index data.

24 | Annual Report

Your Fund’s Expenses

Franklin Focused Core Equity Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 25

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/13	Value 4/30/14	Period* 11/1/13– 4/30/14
A
Actual	$1,000	$1,119.80	$6.62
Hypothetical (5% return before expenses)	$1,000	$1,018.55	$6.31
C
Actual	$1,000	$1,114.90	$10.23
Hypothetical (5% return before expenses)	$1,000	$1,015.12	$9.74
R
Actual	$1,000	$1,118.20	$7.62
Hypothetical (5% return before expenses)	$1,000	$1,017.60	$7.25
R6
Actual	$1,000	$1,121.30	$4.21
Hypothetical (5% return before expenses)	$1,000	$1,020.83	$4.01
Advisor
Actual	$1,000	$1,120.40	$4.99
Hypothetical (5% return before expenses)	$1,000	$1,020.08	$4.76

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.26%; C: 1.95%; R: 1.45%; R6: 0.80%; and Advisor: 0.95%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

26 | Annual Report

Franklin Growth Opportunities Fund

Your Fund’s Goal and Main Investments: Franklin Growth Opportunities Fund seeks capital appreciation by normally investing substantially in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential, when compared with the overall economy.

This annual report for Franklin Growth Opportunities Fund covers the fiscal year ended April 30, 2014.

Performance Overview

For the 12 months under review, Franklin Growth Opportunities Fund – Class A delivered a +20.26% cumulative total return. For comparison, the Fund’s narrow benchmark, the Russell 3000 Growth Index, which measures performance of Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values, generated a +20.72% total return.1, 2 The Fund’s broad benchmark, the Standard & Poor’s 500 Index (S&P 500), which tracks the broad U.S. stock market, produced a +20.44% total return.2, 3 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 30.

Performance data represent
past performance, which does
not guarantee future results.
Investment return and principal
value will fluctuate, and you may
have a gain or loss when you sell
your shares. Current performance
may differ from figures shown.
Please visit franklintempleton.com
or call (800) 342-5236 for most
recent month-end performance.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 84.

Annual Report | 27

Manager’s Discussion

The Fund performed comparably to its benchmark, the Russell 3000 Growth Index, for the 12 months under review as holdings across several sectors contributed to relative performance. Stock selection in the health care and financials sectors, along with stock selection and an underweighting in the consumer staples sector, benefited relative returns.

Biotechnology firm Gilead Sciences, generic pharmaceutical company Actavis and specialty biopharmaceutical firm Jazz Pharmaceuticals, a new holding this period, helped relative health care sector performance. Gilead, a health care firm specializing in developing antiviral and cardiopulmonary drugs, reported solid revenue and earnings in fiscal year 2013 following strong product sales. The U.S. Food and Drug Administration approved Gilead’s hepatitis C virus treatment Sovaldi, which boosted the firm’s performance in the first quarter of 2014. Actavis’s shares gained after the company announced the acquisition of Forest Laboratories to strengthen its specialty pharmaceuticals portfolio. Actavis also reported strong full-year 2013 and first-quarter 2014 results, backed by organic growth as well as strong revenues and operational synergies resulting from the Warner Chilcott acquisition, which was completed in October 2013. In the financials sector, Signature Bank contributed to relative returns as the full-service commercial bank continued to generate strong quarterly revenue and earnings growth, led by robust deposit and loan growth. The bank, which operates in the New York metropolitan area, benefited from its client-centric model, which includes hiring seasoned private-client banking teams. Outside of these sectors, global payments and technology company MasterCard, apparel and footwear manufacturer Under Armour and social networking site Facebook aided relative performance.

In contrast, stock selection in the materials, industrials and energy sectors detracted from the Fund’s performance relative to the benchmark. Chemical manufacturing company Axiall in the materials sector lost value as the company signaled lower third-quarter 2013 earnings because of lower operating rates and higher-than-planned outage costs.4 The company also forecast that its first-quarter 2014 earnings would be affected by severe winter weather and higher maintenance costs. Railroad company Kansas City Southern in the industrials sector hindered relative performance as the firm’s fourth-quarter 2013 revenue and earnings fell short of expectations. The stock was also weighed down by the possibility of changes to Mexican rail regulations that could result in more competition and lower profitability. In the energy sector, oil exploration and production company Cobalt International Energy failed to find commercially viable oil at one of its Gulf of Mexico wells.4 Furthermore, toward the end of 2013, the stock fell amid concerns that Cobalt might not be able to profit from its larger-than-expected natural gas discovery in Angola.

28 | Annual Report

Other key detractors were biotechnology company ARIAD Pharmaceuticals,4 Canada-based athletic apparel maker Lululemon Athletica4, 5 and a new position in specialty retailer of manufactured and natural stone tiles Tile Shop Holdings.

Thank you for your continued participation in Franklin Growth Opportunities Fund. We look forward to serving your future investment needs.

Top 10 Holdings
Franklin Growth Opportunities Fund
4/30/14

Company	% of Total
Sector/Industry	Net Assets
Gilead Sciences Inc.	4.3%
Health Care
Google Inc., A & C	3.8%
Information Technology
Actavis PLC	2.8%
Health Care
MasterCard Inc., A	2.8%
Information Technology
SBA Communications Corp.	2.6%
Telecommunication Services
Amazon.com Inc.	2.6%
Consumer Discretionary
Precision Castparts Corp.	2.3%
Industrials
Las Vegas Sands Corp.	2.3%
Consumer Discretionary
The Priceline Group Inc.	2.1%
Consumer Discretionary
Facebook Inc., A	1.9%
Information Technology

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
1. Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. This is a presentation of Licensee. The presentation may contain con-
fidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited.
Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in
Licensee’s presentation thereof.
2. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
3. S&P 500: Copyright © 2014, S&P Dow Jones Indices LLC. All rights reserved. Reproduction of S&P U.S. Index data in any form is prohibited except with the prior written permission of S&P. S&P does not guarantee the accuracy, ade-
quacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY AND ALL EXPRESS OR
IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR
A PARTICULAR PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or consequential dam-
ages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with subscriber’s or others’ use of S&P U.S. Index data.
4. Sold by period-end.
5. Not part of the index.

Annual Report | 29

Performance Summary as of 4/30/14

Franklin Growth Opportunities Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class	4/30/14	4/30/13		Change
A (FGRAX)	$28.48	$24.29	+$	4.19
C (FKACX)	$25.41	$21.89	+$	3.52
R (FKARX)	$27.67	$23.67	+$	4.00
Advisor (FRAAX)	$29.93	$25.43	+$	4.50
		5/1/13
R6 (FOPPX)	$29.98	$24.99	+$	4.99

	Distributions
		Long-Term
	Share Class	Capital Gain
A	(5/1/13–4/30/14)	$0.7279
C	(5/1/13–4/30/14)	$0.7279
R	(5/1/13–4/30/14)	$0.7279
R6	(5/1/13–4/30/14)	$0.7279
Advisor	(5/1/13–4/30/14)	$0.7279

30 | Annual Report

Performance Summary (continued)

Performance as of 4/30/141

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

					Value of		Average Annual	Total Annual
		Cumulative		Average Annual	$10,000		Total Return	Operating
Share Class		Total Return[2]		Total Return[3]	Investment[4]		(3/31/14)[5]	Expenses[6]
A								1.25%
1-Year	+	20.26%	+	13.36%	$11,336	+	18.39%
5-Year	+	132.14%	+	16.95%	$21,874	+	19.94%
10-Year	+	156.33%	+	9.22%	$24,153	+	9.11%
C								1.97%
1-Year	+	19.42%	+	18.42%	$11,842	+	23.79%
5-Year	+	124.05%	+	17.51%	$22,405	+	20.52%
10-Year	+	138.76%	+	9.09%	$23,876	+	8.99%
R								1.47%
1-Year	+	19.99%	+	19.99%	$11,999	+	25.43%
5-Year	+	129.68%	+	18.09%	$22,968	+	21.12%
10-Year	+	150.98%	+	9.64%	$25,098	+	9.55%
R6[7]								0.76%
Since Inception (5/1/13)	+	22.90%	+	22.90%	$12,290	+	26.55%
Advisor								0.97%
1-Year	+	20.58%	+	20.58%	$12,058	+	25.99%
5-Year	+	135.43%	+	18.68%	$23,543	+	21.73%
10-Year	+	163.82%	+	10.19%	$26,382	+	10.09%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 31

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 33

All investments involve risks, including possible loss of principal. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections.
Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

34 | Annual Report

Performance Summary (continued)

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Performance shown is not annualized.
8. Source: © 2014 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The Russell 3000 Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
9. S&P 500: Copyright © 2014, S&P Dow Jones Indices LLC. All rights reserved. Reproduction of S&P U.S. Index data in any form is prohibited except with the prior written permission of S&P. S&P does not guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY
AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR
PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or consequential damages, costs, expenses, legal fees, or losses
(including lost income or lost profit and opportunity costs) in connection with subscriber’s or others’ use of S&P U.S. Index data.
10. Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copy-
rights related thereto. This is a presentation of Licensee. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in Licensee’s presentation thereof.

Annual Report | 35

Your Fund’s Expenses

Franklin Growth Opportunities Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

36 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/13	Value 4/30/14	Period* 11/1/13– 4/30/14
A
Actual	$1,000	$1,031.10	$5.74
Hypothetical (5% return before expenses)	$1,000	$1,019.14	$5.71
C
Actual	$1,000	$1,027.50	$9.25
Hypothetical (5% return before expenses)	$1,000	$1,015.67	$9.20
R
Actual	$1,000	$1,030.20	$6.75
Hypothetical (5% return before expenses)	$1,000	$1,018.15	$6.71
R6
Actual	$1,000	$1,033.40	$3.48
Hypothetical (5% return before expenses)	$1,000	$1,021.37	$3.46
Advisor
Actual	$1,000	$1,032.80	$4.23
Hypothetical (5% return before expenses)	$1,000	$1,020.63	$4.21

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.14%; C: 1.84%; R: 1.34%; R6: 0.69%; and Advisor: 0.84%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Annual Report | 37

Franklin Small Cap Growth Fund

Your Fund’s Goal and Main Investments: Franklin Small Cap Growth Fund seeks long-term capital growth by normally investing at least 80% of its net assets in equity securities of small-capitalization companies, which for this Fund are those with market capitalizations not exceeding that of the highest market capitalization in the Russell 2000® Index or $1.5 billion, whichever is greater, at the time of purchase.1

We are pleased to bring you Franklin Small Cap Growth Fund’s annual report for the fiscal year ended April 30, 2014.

Performance Overview

For the 12 months under review, Franklin Small Cap Growth Fund – Class A delivered a +32.40% cumulative total return. In comparison, the Russell 2000 Growth Index, which measures performance of small companies with higher price-to-book ratios and higher forecasted growth values, generated a +21.46% total return.2, 3 The Standard & Poor’s 500 Index (S&P 500), which tracks the broad U.S. stock market, produced a +20.44% total return.2, 4 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 42.

Performance data represent
past performance, which does
not guarantee future results.
Investment return and principal
value will fluctuate, and you may
have a gain or loss when you sell
your shares. Current performance
may differ from figures shown.
Please visit franklintempleton.com
or call (800) 342-5236 for most
recent month-end performance.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 92.

38 | Annual Report

Manager’s Discussion

During the fiscal year under review, all sectors in the Fund’s portfolio contributed to performance relative to the Russell 2000 Growth Index. Key contributors included stock selection in the information technology (IT) and industrials sectors as well as stock selection and an overweighting in the energy sector.

In the IT sector, Yelp drove relative results as its shares delivered triple-digit gains for the 12-month period.5 The online urban guide reported better-than-expected quarterly revenues and lower-than-expected losses throughout the year, supported by the addition of local business customers. The company also raised its full-year 2014 revenue forecast. Integrated circuit solutions provider Lattice Semiconductor, enterprise e-commerce solutions provider Demandware and power-supply chip manufacturer Volterra Semiconductor5 also aided the Fund’s relative performance. Lattice Semiconductor gained after it delivered better-than-expected quarterly earnings fueled by increased demand for its innovative low-power, low-cost programmable devices. Demandware’s revenue growth accelerated during the period, as customers increased subscriptions for its e-commerce support software. Volterra’s share price surged after Maxim Integrated Products announced a definitive agreement to acquire the company. The acquisition was completed in October 2013.

In the industrials sector, Astronics, a provider of advanced technologies for the global aerospace and defense industries, was also a notable contributor to relative performance. The company generated revenue and net income growth during 2013, resulting from strong sales growth in its aerospace segment as well as from a series of acquisitions made in the second half of 2013. The company also forecast robust revenue growth in 2014, driven by the acquisitions.

In the energy sector, land drilling services provider Pioneer Energy Services delivered strong fourth-quarter and full-year 2013 revenues, although it reported a net loss. The company reported better-than-expected first-quarter 2014 results supported by increased demand for oil and gas production services. Other key individual contributors included cancer drug developer Puma Biotechnology5 and medical device company DexCom. Puma Biotechnology shares gained after the company released positive results from a Phase II trial of its cancer drug neratinib. DexCom, a manufacturer of continuous glucose monitoring systems, generated strong product revenue and total revenue in 2013 that exceeded consensus expectations as sales were robust for its G4 PLATINUM continuous glucose monitor. The company also reported a smaller net loss for 2013 compared with the previous year.

Annual Report | 39

Although the Fund delivered strong gains, several holdings detracted from relative performance. Exposure to some holdings in health care such as an off-benchmark investment in Ireland-based biopharmaceutical company Amarin5 and a position in health care solutions provider HMS Holdings hindered relative returns. Amarin’s stock price declined after a U.S. Food and Drug Administration advisory panel would not recommend approval to expand the use of the company’s fish-oil drug Vascepa to heart-disease patients who already take a statin drug. The share price of health care claims coordinator HMS Holdings fell after the company reported a decline in 2013 revenue and income because of changes in its Medicare contract during the year.

Some technology companies, such as Ixia, a maker of comprehensive network testing products, and Semtech, a semiconductor supplier, also hurt relative results. Ixia’s share price declined after the company announced it would not meet its 2013 second-quarter revenue guidance. However, Ixia reported solid third-quarter revenue and earnings, resulting largely from healthy spending by its enterprise, federal and service-provider clients. During the period, Ixia acquired Net Optics, a leading provider of total application and network visibility solutions. In April 2014, Ixia announced it identified accounting errors and would restate financials of the first two quarters of 2013, which would likely result in lower revenue and profits. Semtech lost value after the company lowered its fiscal 2014 fourth-quarter guidance. Although Semtech reported marginal growth in revenues for fiscal year 2014 (ended January 27, 2014), earnings decreased from the previous year.

Among other detractors, a new position in Tile Shop Holdings, a specialty retailer of manufactured and natural stone tiles, suffered after a short seller raised corporate governance concerns that ultimately resulted in an executive related to the CEO being terminated. Tile Shop also reported a disappointing sales outlook for early 2014, partly because of harsh winter weather throughout much of the east coast and Midwest, where a majority of its stores operate.

Top 10 Holdings
Franklin Small Cap Growth Fund
4/30/14

Company	% of Total
Sector/Industry	Net Assets
Lattice Semiconductor Corp.	1.9%
Information Technology
Lithia Motors Inc.	1.6%
Consumer Discretionary
Shutterfly Inc.	1.5%
Consumer Discretionary
Mobile Mini Inc.	1.5%
Industrials
The Manitowoc Co. Inc.	1.5%
Industrials
Tenneco Inc.	1.5%
Consumer Discretionary
Ixia	1.4%
Information Technology
PAREXEL International Corp.	1.4%
Health Care
Tile Shop Holdings Inc.	1.4%
Consumer Discretionary
Virtus Investment Partners Inc.	1.4%
Financials

40 | Annual Report

Thank you for your continued participation in Franklin Small Cap Growth Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
1. The Russell 2000 Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000 Index, which represent a small amount of the total market capitalization of the
Russell 3000 Index.
2. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
3. Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. This is a presentation of Licensee. The presentation may contain confi-
dential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited.
Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in
Licensee’s presentation thereof.
4. S&P 500: Copyright © 2014, S&P Dow Jones Indices LLC. All rights reserved. Reproduction of S&P U.S. Index data in any form is prohibited except with the prior written permission of S&P. S&P does not guarantee the accuracy, ade-
quacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY AND ALL EXPRESS OR
IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A
PARTICULAR PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or consequential dam-
ages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with subscriber’s or others’ use of S&P U.S. Index data.
5. Sold by period-end.

Annual Report | 41

Performance Summary as of 4/30/14

Franklin Small Cap Growth Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class	4/30/14	4/30/13		Change
A (FSGRX)	$18.20	$14.26	+$	3.94
C (FCSGX)	$16.03	$12.70	+$	3.33
R (FSSRX)	$17.57	$13.81	+$	3.76
Advisor (FSSAX)	$19.17	$14.94	+$	4.23
		5/1/13
R6 (FSMLX)	$19.21	$14.64	+$	4.57

	Distributions
		Short-Term	Long-Term
	Share Class	Capital Gain	Capital Gain	Total
A	(5/1/13–4/30/14)	$0.1502	$0.5069	$0.6571
C	(5/1/13–4/30/14)	$0.1502	$0.5069	$0.6571
R	(5/1/13–4/30/14)	$0.1502	$0.5069	$0.6571
R6	(5/1/13–4/30/14)	$0.1502	$0.5069	$0.6571
Advisor	(5/1/13–4/30/14)	$0.1502	$0.5069	$0.6571

42 | Annual Report

Performance Summary (continued)

Performance as of 4/30/141

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

					Value of		Average Annual
		Cumulative		Average Annual	$10,000		Total Return	Total Annual Operating Expenses[6]
Share Class		Total Return[2]		Total Return[3]	Investment[4]		(3/31/14)[5]	(with waiver)	(without waiver)
A								1.35%	1.36%
1-Year	+	32.40%	+	24.79%	$12,479	+	27.22%
5-Year	+	203.28%	+	23.38%	$28,588	+	28.14%
10-Year	+	153.30%	+	9.10%	$23,881	+	9.26%
C								2.05%	2.06%
1-Year	+	31.57%	+	30.57%	$13,057	+	33.06%
5-Year	+	193.10%	+	23.99%	$29,310	+	28.77%
10-Year	+	135.73%	+	8.95%	$23,573	+	9.11%
R								1.55%	1.56%
1-Year	+	32.15%	+	32.15%	$13,215	+	34.71%
5-Year	+	200.44%	+	24.61%	$30,044	+	29.42%
10-Year	+	147.78%	+	9.50%	$24,778	+	9.66%
R6[7]								0.81%	0.82%
Since Inception (5/1/13)	+	35.80%	+	35.80%	$13,580	+	43.09%
Advisor								1.05%	1.06%
1-Year	+	32.87%	+	32.87%	$13,287	+	35.39%
5-Year	+	207.89%	+	25.22%	$30,789	+	30.06%
10-Year	+	160.45%	+	10.05%	$26,045	+	10.21%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 43

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

44 | Annual Report

Performance Summary (continued)

All investments involve risks, including possible loss of principal. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger company stocks, especially over the short term. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. From time to time, the trading market for a particular security or type of security in which the
Fund invests may become less liquid or even illiquid. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

46 | Annual Report

Performance Summary (continued)

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Performance shown is not annualized.
8. Source: © 2014 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The Russell 2000 Growth Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.
9. S&P 500: Copyright © 2014, S&P Dow Jones Indices LLC. All rights reserved. Reproduction of S&P U.S. Index data in any form is prohibited except with the prior written permission of S&P. S&P does not guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY
AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR
PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or consequential damages, costs, expenses, legal fees, or losses
(including lost income or lost profit and opportunity costs) in connection with subscriber’s or others’ use of S&P U.S. Index data.
10. Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copy-
rights related thereto. This is a presentation of Licensee. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in Licensee’s presentation thereof.

Annual Report | 47

Your Fund’s Expenses

Franklin Small Cap Growth Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses.

All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

48 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/13	Value 4/30/14	Period* 11/1/13– 4/30/14
A
Actual	$1,000	$1,057.70	$6.07
Hypothetical (5% return before expenses)	$1,000	$1,018.89	$5.96
C
Actual	$1,000	$1,054.20	$9.63
Hypothetical (5% return before expenses)	$1,000	$1,015.42	$9.44
R
Actual	$1,000	$1,056.10	$7.09
Hypothetical (5% return before expenses)	$1,000	$1,017.90	$6.95
R6
Actual	$1,000	$1,059.80	$3.63
Hypothetical (5% return before expenses)	$1,000	$1,021.27	$3.56
Advisor
Actual	$1,000	$1,059.30	$4.54
Hypothetical (5% return before expenses)	$1,000	$1,020.38	$4.46

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.19%; C: 1.89%; R: 1.39%; R6: 0.71%; and Advisor: 0.89%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Annual Report | 49

Franklin Small-Mid Cap Growth Fund

Your Fund’s Goal and Main Investments: Franklin Small-Mid Cap Growth Fund seeks long-term capital growth by normally investing at least 80% of its net assets in equity securities of small-cap and mid-cap companies. The Fund defines small-cap companies as those within the market capitalization range of companies in the Russell 2500™ Index at the time of purchase, and mid-cap companies as those within the market capitalization range of the Russell Midcap® Index at the time of purchase.1

We are pleased to bring you Franklin Small-Mid Cap Growth Fund’s annual report for the fiscal year ended April 30, 2014.

Performance Overview

For the 12 months under review, Franklin Small-Mid Cap Growth Fund –Class A delivered a +21.99% cumulative total return. In comparison, the Russell Midcap Growth Index, which measures performance of companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values, generated a +20.62% total return.2, 3 Also in comparison, the Standard & Poor’s 500 Index (S&P 500), which tracks the broad U.S. stock market, produced a +20.44% total return.3, 4 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 54.

Performance data represent
past performance, which does
not guarantee future results.
Investment return and principal
value will fluctuate, and you may
have a gain or loss when you sell
your shares. Current performance
may differ from figures shown.
Please visit franklintempleton.com
or call (800) 342-5236 for most
recent month-end performance.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 101.

50 | Annual Report

Manager’s Discussion

During the 12 months under review, nearly all sectors represented in the Fund’s portfolio contributed to absolute performance as the broad stock market rallied. Relative to the Russell Midcap Growth Index, key contributors to the Fund’s performance included stock selection in the information technology (IT), financials and consumer discretionary sectors.

In the IT sector, our off-benchmark investment in Netherlands-based integrated circuits manufacturer NXP Semiconductors and our position in Singapore-based analog semiconductor manufacturer Avago Technologies performed well. NXP Semiconductors reported strong quarterly earnings resulting from solid revenue growth and improved operational cost control. Avago Technologies’ share price rose to an all-time high during the period as investors believed the company was strongly positioned to benefit from the smartphone market’s growth. Avago Technologies entered into a definitive agreement to acquire LSI, diversifying from wired infrastructure, wireless and industrial businesses into the enterprise storage market. In the financials sector, Signature Bank contributed to relative returns as the full-service commercial bank continued to generate strong quarterly revenue and earnings growth, led by robust deposit and loan growth. The bank, which operates in the New York metropolitan area, benefited from its client-centric model, which includes hiring seasoned private-client banking teams.

In the consumer discretionary sector, our off-benchmark investment in Buffalo Wild Wings and our position in Under Armour aided relative returns. Quarterly earnings of restaurant operator and franchisor Buffalo Wild Wings exceeded expectations, supported by revenue growth and higher operating margins resulting from lower chicken wing costs and better cost control. Apparel and footwear manufacturer Under Armour’s earnings benefited from sales growth across segments. The company also provided a solid outlook for 2014. Other individual contributors included our positions in generic drug maker Actavis and equipment rental company United Rentals.

In contrast, key detractors from the Fund’s relative performance included stock selection in the health care and energy sectors. In the health care sector, our position in ARIAD Pharmaceuticals and an off-benchmark investment in Ireland-based Amarin weighed on relative returns.5 ARIAD Pharmaceuticals’ share price fell after the biotechnology company suspended trials on its leukemia drug Iclusig amid reports of harmful side effects. After initially halting the drug’s marketing in the U.S., the Food and Drug Administration (FDA) allowed sales to resume with revised labeling and limited application. Amarin’s stock price declined after an FDA advisory panel would not recommend approval to expand the use of the biopharmaceutical firm’s cholesterol drug Vascepa to heart-disease patients who already take a statin drug. In the energy sector, oil

Top 10 Holdings
Franklin Small-Mid Cap Growth Fund
4/30/14

Company	% of Total
Sector/Industry	Net Assets
AMETEK Inc.	1.5%
Industrials
Roper Industries Inc.	1.5%
Industrials
Mead Johnson Nutrition Co., A	1.4%
Consumer Staples
Affiliated Managers Group Inc.	1.4%
Financials
NXP Semiconductors NV (Netherlands)	1.3%
Information Technology
Oasis Petroleum Inc.	1.3%
Energy
IntercontinentalExchange Group Inc.	1.3%
Financials
Whole Foods Market Inc.	1.2%
Consumer Staples
Perrigo Co. PLC	1.2%
Health Care
Wynn Resorts Ltd.	1.2%
Consumer Discretionary

exploration and production company Cobalt International Energy detracted from relative returns as the company failed to find commercially viable oil at one of its Gulf of Mexico wells, and its stock fell toward the end of 2013 amid concerns the company might not be able to profit from its larger-than-expected natural gas discovery in Angola.5 Other individual detractors included our off-benchmark position in Canada-based athletic apparel maker Lululemon Athletica and our holding in fashion apparel manufacturer Ralph Lauren.5

Thank you for your continued participation in Franklin Small-Mid Cap Growth Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

52 | Annual Report

The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
1. The Russell 2500 Index is market capitalization weighted and measures performance of the 2,500 smallest companies in the Russell 3000 Index, which represent a modest amount of the Russell 3000 Index’s total market capitalization. The Russell Midcap Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000 Index, which represent a modest amount of the Russell 1000 Index’s total market capitalization.
2. Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. This is a presentation of Licensee. The presentation may contain confi-
dential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited.
Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in
Licensee’s presentation thereof.
3. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
4. S&P 500: Copyright © 2014, S&P Dow Jones Indices LLC. All rights reserved. Reproduction of S&P U.S. Index data in any form is prohibited except with the prior written permission of S&P. S&P does not guarantee the accuracy, ade-
quacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY AND ALL EXPRESS OR
IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A
PARTICULAR PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or consequential dam-
ages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with subscriber’s or others’ use of S&P U.S. Index data.
5. Sold by period-end.

Annual Report | 53

Performance Summary as of 4/30/14

Franklin Small-Mid Cap Growth Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class	4/30/14	4/30/13		Change
A (FRSGX)	$40.42	$38.01	+$	2.41
C (FRSIX)	$33.78	$32.80	+$	0.98
R (FSMRX)	$38.61	$36.61	+$	2.00
Advisor (FSGAX)	$42.44	$39.56	+$	2.88
		5/1/13
R6 (FMGGX)	$42.53	$38.96	+$	3.57

	Distributions
		Short-Term	Long-Term
	Share Class	Capital Gain	Capital Gain	Total
A	(5/1/13–4/30/14)	$0.5790	$5.2039	$5.7829
C	(5/1/13–4/30/14)	$0.5790	$5.2039	$5.7829
R	(5/1/13–4/30/14)	$0.5790	$5.2039	$5.7829
R6	(5/1/13–4/30/14)	$0.5790	$5.2039	$5.7829
Advisor	(5/1/13–4/30/14)	$0.5790	$5.2039	$5.7829

54 | Annual Report

Performance Summary (continued)

Performance as of 4/30/141

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

					Value of		Average Annual	Total Annual
		Cumulative		Average Annual	$10,000		Total Return	Operating
Share Class		Total Return[2]		Total Return[3]	Investment[4]		(3/31/14)[5]	Expenses[6]
A								0.98%
1-Year	+	21.99%	+	14.97%	$11,497	+	19.03%
5-Year	+	140.46%	+	17.78%	$22,666	+	21.30%
10-Year	+	132.42%	+	8.16%	$21,907	+	8.04%
C								1.73%
1-Year	+	21.04%	+	20.04%	$12,004	+	24.30%
5-Year	+	131.41%	+	18.27%	$23,141	+	21.81%
10-Year	+	115.57%	+	7.98%	$21,557	+	7.87%
R								1.23%
1-Year	+	21.66%	+	21.66%	$12,166	+	25.97%
5-Year	+	137.33%	+	18.87%	$23,733	+	22.43%
10-Year	+	126.62%	+	8.53%	$22,662	+	8.41%
R6[7]								0.48%
Since Inception (5/1/13)	+	24.43%	+	24.43%	$12,443	+	28.11%
Advisor								0.73%
1-Year	+	22.30%	+	22.30%	$12,230	+	26.60%
5-Year	+	143.51%	+	19.48%	$24,351	+	23.05%
10-Year	+	138.39%	+	9.08%	$23,839	+	8.96%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 55

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

56 | Annual Report

Annual Report | 57

All investments involve risks, including possible loss of principal. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections.
Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing eco-
nomic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have exhibited more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. From time to time, the trading market for a particular security or type of security in which the
Fund invests may become less liquid or even illiquid. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

58 | Annual Report

Performance Summary (continued)

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Performance shown is not annualized.
8. Source: © 2014 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The Russell Midcap Growth Index is market capitalization weighted and measures performance of those Russell Midcap Index compa-
nies with higher price-to-book ratios and higher forecasted growth values.
9. S&P 500: Copyright © 2014, S&P Dow Jones Indices LLC. All rights reserved. Reproduction of S&P U.S. Index data in any form is prohibited except with the prior written permission of S&P. S&P does not guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY
AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR
PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or consequential damages, costs, expenses, legal fees, or losses
(including lost income or lost profit and opportunity costs) in connection with subscriber’s or others’ use of S&P U.S. Index data.
10. Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copy-
rights related thereto. This is a presentation of Licensee. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in Licensee’s presentation thereof.

Annual Report | 59

Your Fund’s Expenses

Franklin Small-Mid Cap Growth Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

60 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/13	Value 4/30/14	Period* 11/1/13– 4/30/14
A
Actual	$1,000	$1,048.60	$4.83
Hypothetical (5% return before expenses)	$1,000	$1,020.08	$4.76
C
Actual	$1,000	$1,044.20	$8.62
Hypothetical (5% return before expenses)	$1,000	$1,016.36	$8.50
R
Actual	$1,000	$1,047.00	$6.09
Hypothetical (5% return before expenses)	$1,000	$1,018.84	$6.01
R6
Actual	$1,000	$1,050.90	$2.39
Hypothetical (5% return before expenses)	$1,000	$1,022.46	$2.36
Advisor
Actual	$1,000	$1,049.70	$3.56
Hypothetical (5% return before expenses)	$1,000	$1,021.32	$3.51
*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.95%; C: 1.70%;
R: 1.20%; R6: 0.47%; and Advisor: 0.70%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Annual Report | 61

Franklin Strategic Series

Financial Highlights

Franklin Flex Cap Growth Fund
			Year Ended April 30,
Class A	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$51.21	$51.12	$52.42	$43.55	$32.46
Income from investment operations[a]:
Net investment income (loss)[b]	(0.16)	0.04 [c]	(0.05)	(0.11)	(0.06)
Net realized and unrealized gains (losses)	11.51	1.69	0.67	8.98	11.15
Total from investment operations	11.35	1.73	0.62	8.87	11.09
Less distributions from:
Net investment income	—	(0.01)	—	—	—
Net realized gains	(8.63)	(1.63)	(1.92)	—	—
Total distributions	(8.63)	(1.64)	(1.92)	—	—
Net asset value, end of year	$53.93	$51.21	$51.12	$52.42	$43.55

Total return[d]	22.31%	3.70%	1.86%	20.37%	34.17%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.97%	0.99%	0.98%	0.98%	1.01%
Expenses net of waiver and payments by affiliates	0.97%[e,f]	0.99%	0.98%	0.98%	0.99%[f]
Net investment income (loss)	(0.27)%	0.09%[c]	(0.10)%	(0.23)%	(0.16)%

Supplemental data
Net assets, end of year (000’s)	$2,171,053	$2,080,349	$2,094,119	$2,233,642	$1,899,703
Portfolio turnover rate	41.08%	63.09%	49.59%	51.32%	47.70%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.07 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.06)%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

62 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Strategic Series
Financial Highlights (continued)

Franklin Flex Cap Growth Fund
		Year Ended April 30,
Class C	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$45.70	$46.14	$47.88	$40.08	$30.10
Income from investment operations[a]:
Net investment income (loss)[b]	(0.52)	(0.29)[c]	(0.37)	(0.41)	(0.32)
Net realized and unrealized gains (losses)	10.24	1.48	0.55	8.21	10.30
Total from investment operations	9.72	1.19	0.18	7.80	9.98
Less distributions from net realized gains	(8.63)	(1.63)	(1.92)	—	—
Net asset value, end of year	$46.79	$45.70	$46.14	$47.88	$40.08

Total return[d]	21.38%	2.92%	1.10%	19.46%	33.16%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.72%	1.74%	1.73%	1.73%	1.76%
Expenses net of waiver and payments by affiliates	1.72%[e,f]	1.74%	1.73%	1.73%	1.74%[f]
Net investment income (loss)	(1.02)%	(0.66)%[c]	(0.85)%	(0.98)%	(0.91)%

Supplemental data
Net assets, end of year (000’s)	$348,040	$298,253	$323,249	$352,282	$315,013
Portfolio turnover rate	41.08%	63.09%	49.59%	51.32%	47.70%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.07 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.81)%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 63

Franklin Strategic Series
Financial Highlights (continued)

Franklin Flex Cap Growth Fund
		Year Ended April 30,
Class R	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$49.74	$49.82	$51.27	$42.70	$31.91
Income from investment operations[a]:
Net investment income (loss)[b]	(0.28)	(0.08)[c]	(0.16)	(0.21)	(0.16)
Net realized and unrealized gains (losses)	11.16	1.63	0.63	8.78	10.95
Total from investment operations	10.88	1.55	0.47	8.57	10.79
Less distributions from net realized gains	(8.63)	(1.63)	(1.92)	—	—
Net asset value, end of year	$51.99	$49.74	$49.82	$51.27	$42.70

Total return	22.01%	3.43%	1.60%	20.07%	33.81%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.22%	1.24%	1.23%	1.23%	1.26%
Expenses net of waiver and payments by affiliates	1.22%[d,e]	1.24%	1.23%	1.23%	1.24%[e]
Net investment income (loss)	(0.52)%	(0.16)%[c]	(0.35)%	(0.48)%	(0.41)%

Supplemental data
Net assets, end of year (000’s)	$56,274	$63,134	$76,340	$72,532	$60,904
Portfolio turnover rate	41.08%	63.09%	49.59%	51.32%	47.70%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.07 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.31)%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

64 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Strategic Series
Financial Highlights (continued)

Franklin Flex Cap Growth Fund
Year Ended
April 30,
Class R6	2014 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$51.70
Income from investment operations[b]:
Net investment income[c]	0.11
Net realized and unrealized gains (losses)	12.36
Total from investment operations	12.47
Less distributions from net realized gains	(8.63)
Net asset value, end of year	$55.54

Total return	24.32%

Ratios to average net assets
Expenses[d]	0.48%
Net investment income	0.22%

Supplemental data
Net assets, end of year (000’s)	$376,607
Portfolio turnover rate	41.08%

aFor the year May 1, 2013 (effective date) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 65

Franklin Strategic Series

Financial Highlights (continued)

Franklin Flex Cap Growth Fund
			Year Ended April 30,
Advisor Class	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$52.29	$52.12	$53.26	$44.14	$32.82
Income from investment operations[a]:
Net investment income[b]	0.03	0.18 [c]	0.07	0.01	0.04
Net realized and unrealized gains (losses)	11.71	1.71	0.71	9.11	11.28
Total from investment operations	11.74	1.89	0.78	9.12	11.32
Less distributions from:
Net investment income	—	(0.09)	—	—	—
Net realized gains	(8.63)	(1.63)	(1.92)	—	—
Total distributions	(8.63)	(1.72)	(1.92)	—	—
Net asset value, end of year	$55.40	$52.29	$52.12	$53.26	$44.14

Total return	22.63%	3.94%	2.13%	20.66%	34.49%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.72%	0.74%	0.73%	0.73%	0.76%
Expenses net of waiver and payments by affiliates	0.72%[d,e]	0.74%	0.73%	0.73%	0.74%[e]
Net investment income (loss)	(0.02)%[f]	0.34%[c]	0.15%	0.02%	0.09%

Supplemental data
Net assets, end of year (000’s)	$329,671	$836,225	$1,162,624	$1,233,168	$856,298
Portfolio turnover rate	41.08%	63.09%	49.59%	51.32%	47.70%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.07 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.19%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.
fRatio is calculated based on the Fund level net investment income, as reflected in the Statement of Operations, and adjusted for class specific expenses. The amount may not correlate with the per share amount due to the timing of income earned and/or fluctuating market value of the investments of the Fund in relation to the timing of sales and repurchases of Fund shares.

66 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Strategic Series

Statement of Investments, April 30, 2014

Franklin Flex Cap Growth Fund	Shares	Value
Common Stocks 98.7%
Automobiles & Components 1.1%
BorgWarner Inc.	400,000	$24,856,000
[a]Tesla Motors Inc.	50,000	10,394,500
		35,250,500
Banks 2.5%
[a]Signature Bank/New York NY	318,400	37,832,288
[a]SVB Financial Group	200,000	21,338,000
[a]Talmer Bancorp Inc., A	700,000	9,387,000
[a]Texas Capital Bancshares Inc.	235,000	13,204,650
		81,761,938
Capital Goods 11.3%
Acuity Brands Inc.	100,000	12,457,000
[a]Chart Industries Inc.	225,000	15,349,500
[a]Colfax Corp.	308,300	22,191,434
Cummins Inc.	65,000	9,805,250
Danaher Corp.	350,000	25,683,000
[a]DigitalGlobe Inc.	550,000	16,379,000
[a]HD Supply Holdings Inc.	325,000	8,378,500
Honeywell International Inc.	400,000	37,160,000
[a]Jacobs Engineering Group Inc.	276,400	15,948,280
[a,b]The Keyw Holding Corp.	425,000	5,461,250
The Manitowoc Co. Inc.	850,000	27,013,000
Pall Corp.	375,200	31,573,080
Precision Castparts Corp.	202,700	51,301,343
[a]Proto Labs Inc.	225,000	13,621,500
Rockwell Automation Inc.	154,400	18,401,392
Roper Industries Inc.	185,000	25,705,750
[a]United Rentals Inc.	370,000	34,717,100
		371,146,379
Commercial & Professional Services 1.9%
[a]IHS Inc., A	132,500	15,983,475
Nielsen Holdings NV	375,000	17,606,250
[a]Stericycle Inc.	154,400	17,978,336
[a]Verisk Analytics Inc., A	185,000	11,116,650
		62,684,711
Consumer Durables & Apparel 3.8%
[a]Kate Spade & Co.	175,000	6,084,750
[a,b]Lululemon Athletica Inc.	225,000	10,334,250
[a]Michael Kors Holdings Ltd.	360,000	32,832,000
NIKE Inc., B	441,400	32,200,130
[a,b]TRI Pointe Homes Inc.	675,000	10,847,250
[a]Under Armour Inc., A	650,000	31,778,500
		124,076,880

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Franklin Strategic Series

Statement of Investments, April 30, 2014 (continued)

Franklin Flex Cap Growth Fund	Shares	Value
Common Stocks (continued)
Consumer Services 4.1%
[a]Bally Technologies Inc.	250,000	$16,277,500
[a]Buffalo Wild Wings Inc.	100,000	14,612,000
[a]Chipotle Mexican Grill Inc.	27,500	13,708,750
[a]Chuy’s Holdings Inc.	216,100	7,768,795
[a]Hilton Worldwide Holdings Inc.	290,300	6,337,249
Las Vegas Sands Corp.	335,000	26,508,550
[a,b]Noodles & Co.	375,200	12,302,808
Wynn Resorts Ltd.	175,000	35,680,750
		133,196,402
Diversified Financials 3.8%
[a]Affiliated Managers Group Inc.	115,000	22,793,000
Discover Financial Services	475,000	26,552,500
Evercore Partners Inc.	200,000	10,686,000
Financial Engines Inc.	176,600	7,814,550
IntercontinentalExchange Group Inc.	110,200	22,529,288
T. Rowe Price Group Inc.	397,200	32,622,036
		122,997,374
Energy 5.1%
Anadarko Petroleum Corp.	200,000	19,804,000
[a]Diamondback Energy Inc.	250,000	17,985,000
[a]FMC Technologies Inc.	313,000	17,747,100
National Oilwell Varco Inc.	150,000	11,779,500
Noble Energy Inc.	325,000	23,328,500
[a]Oasis Petroleum Inc.	475,000	22,092,250
Oceaneering International Inc.	75,000	5,496,000
[a]Rice Energy Inc.	725,000	21,532,500
Schlumberger Ltd.	263,600	26,768,580
		166,533,430
Food & Staples Retailing 1.1%
[a]Sprouts Farmers Markets LLC	100,000	3,197,000
Whole Foods Market Inc.	690,000	34,293,000
		37,490,000
Food, Beverage & Tobacco 1.5%
[a]Boston Beer Inc., A	61,800	15,205,272
Mead Johnson Nutrition Co., A	190,000	16,769,400
[a]Monster Beverage Corp.	273,600	18,320,256
		50,294,928
Health Care Equipment & Services 2.5%
[a]Cerner Corp.	441,400	22,643,820
[a]DaVita HealthCare Partners Inc.	309,000	21,413,700
[a]Envision Healthcare Holdings Inc.	525,000	17,739,750
McKesson Corp.	110,200	18,644,738
		80,442,008

68 | Annual Report

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Statement of Investments, April 30, 2014 (continued)

Franklin Flex Cap Growth Fund	Shares	Value
Common Stocks (continued)
Insurance 0.3%
Aflac Inc.	175,000	$10,976,000
Materials 4.5%
Cytec Industries Inc.	475,000	45,277,000
Ecolab Inc.	640,000	66,969,600
Praxair Inc.	275,000	35,901,250
		148,147,850
Media 4.9%
[a]Charter Communications Inc., A	200,000	27,106,000
[a]Discovery Communications Inc., C	420,000	29,454,600
[a]Imax Corp. (Canada)	450,400	11,548,256
[a]Sirius XM Holdings Inc.	8,900,000	28,391,000
Twenty-First Century Fox Inc., B	775,000	24,273,000
The Walt Disney Co.	500,000	39,670,000
		160,442,856
Pharmaceuticals, Biotechnology & Life Sciences 10.1%
[a]Actavis PLC	350,000	71,515,500
[a]Alnylam Pharmaceuticals Inc.	310,000	15,354,300
[a]Biogen Idec Inc.	167,500	48,092,600
Bristol-Myers Squibb Co.	617,900	30,950,611
[a]Celgene Corp.	225,000	33,077,250
[a]Celldex Therapeutics Inc.	775,000	11,625,000
[a]Gilead Sciences Inc.	800,000	62,792,000
[a]Illumina Inc.	210,000	28,528,500
[a,b]Karyopharm Therapeutics Inc.	125,000	3,353,750
Perrigo Co. PLC	75,000	10,864,500
[a]Quintiles Transnational Holdings Inc.	350,000	16,495,500
		332,649,511
Real Estate 0.6%
American Tower Corp.	225,000	18,792,000
Retailing 6.4%
[a]Amazon.com Inc.	160,000	48,660,800
[a,b]The Container Store Group Inc.	115,200	3,178,368
Dick’s Sporting Goods Inc.	402,400	21,190,384
GNC Holdings Inc., A	275,000	12,375,000
[a]HomeAway Inc.	425,000	13,863,500
[a]Liberty Ventures, A	200,000	11,608,000
Lithia Motors Inc.	160,000	11,884,800
[a]LKQ Corp.	375,000	10,920,000
[a]Netflix Inc.	45,000	14,491,800
[a]The Priceline Group Inc.	37,500	43,415,625
Tractor Supply Co.	290,200	19,513,048
		211,101,325

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Franklin Strategic Series

Statement of Investments, April 30, 2014 (continued)

Franklin Flex Cap Growth Fund	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment 3.9%
[a]Cavium Inc.	300,000	$12,711,000
Microchip Technology Inc.	600,000	28,524,000
[a]Nanometrics Inc.	361,629	5,880,087
[a]NXP Semiconductors NV (Netherlands)	820,000	48,888,400
Xilinx Inc.	675,000	31,853,250
		127,856,737
Software & Services 17.0%
[a]Alliance Data Systems Corp.	90,000	21,771,000
[a]ANSYS Inc.	264,700	20,199,257
[a]Bottomline Technologies Inc.	276,400	8,745,296
[a]BroadSoft Inc.	350,000	8,883,000
[a]CoStar Group Inc.	70,000	11,262,300
[a]Demandware Inc.	200,000	9,926,000
[a]Electronic Arts Inc.	500,000	14,150,000
[a]Facebook Inc., A	780,000	46,628,400
[a,b]FireEye Inc.	120,000	4,711,200
[a]FleetCor Technologies Inc.	225,000	25,679,250
[a]Fortinet Inc.	450,000	9,891,000
[a]Global Eagle Entertainment Inc.	550,000	6,066,500
[a]Google Inc., A	87,500	46,802,000
[a]Google Inc., C	87,500	46,082,750
[a]Guidewire Software Inc.	225,000	8,496,000
[a]LinkedIn Corp., A	130,000	19,951,100
MasterCard Inc., A	950,000	69,872,500
[a]NetSuite Inc.	225,000	17,394,750
[a]Pandora Media Inc.	350,000	8,197,000
[a]Salesforce.com Inc.	500,000	25,825,000
[a]ServiceNow Inc.	275,000	13,673,000
[a]Splunk Inc.	141,300	7,710,741
[a,b]Twitter Inc.	250,000	9,742,500
Visa Inc., A	260,000	52,678,600
[a]Workday Inc.	120,000	8,768,400
[a]Yahoo! Inc.	675,000	24,266,250
[a]Yelp Inc.	150,000	8,748,000
		556,121,794
Technology Hardware & Equipment 6.8%
Apple Inc.	150,000	88,513,500
[a]Palo Alto Networks Inc.	160,000	10,172,800
QUALCOMM Inc.	625,000	49,193,750
SanDisk Corp.	300,000	25,491,000
[a]Stratasys Ltd.	150,000	14,530,500
[a]Trimble Navigation Ltd.	640,000	24,595,200
[a,b]Ubiquiti Networks Inc.	300,000	11,619,000
		224,115,750

70 | Annual Report

Franklin Strategic Series

Statement of Investments, April 30, 2014 (continued)

Franklin Flex Cap Growth Fund	Shares	Value
Common Stocks (continued)
Telecommunication Services 0.8%
[a]SBA Communications Corp.	295,000	$26,479,200
Transportation 4.7%
Canadian Pacific Railway Ltd. (Canada)	125,000	19,496,250
Expeditors International of Washington Inc.	257,400	10,615,176
[a]Genesee & Wyoming Inc.	255,900	25,336,659
[a]Hub Group Inc., A	551,800	24,637,870
Kansas City Southern	175,000	17,654,000
[a]Kirby Corp.	100,000	10,062,000
[a]Spirit Airlines Inc.	350,000	19,894,000
Union Pacific Corp.	145,000	27,612,351
		155,308,306
Total Common Stocks (Cost $2,096,680,633)		3,237,865,879
Preferred Stocks (Cost $9,999,998) 0.4%
Pharmaceuticals, Biotechnology & Life Sciences 0.4%
[a,c]FibroGen Inc., pfd., E	2,227,171	12,605,788
Total Investments before Short Term Investments (Cost $2,106,680,631)		3,250,471,667
Short Term Investments 2.9%
Money Market Funds (Cost $37,937,180) 1.1%
[a,d]Institutional Fiduciary Trust Money Market Portfolio	37,937,180	37,937,180
[e]Investments from Cash Collateral Received for Loaned Securities
(Cost $60,498,783) 1.8%
Money Market Funds 1.8%
[f]BNY Mellon Overnight Government Fund, 0.05%	60,498,783	60,498,783
Total Investments (Cost $2,205,116,594) 102.0%		3,348,907,630
Other Assets, less Liabilities (2.0)%		(67,262,961)
Net Assets 100.0%		$3,281,644,669

[a]Non-income producing.
[b]A portion or all of the security is on loan at April 30, 2014. See Note 1(c).
[c]See Note 7 regarding restricted securities.
[d]See Note 3(f) regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.
[e]See Note 1(c) regarding securities on loan.
[f]The rate shown is the annualized seven-day yield at period end.

Annual Report | The accompanying notes are an integral part of these financial statements. | 71

Franklin Strategic Series

Financial Highlights

Franklin Focused Core Equity Fund
		Year Ended April 30,
Class A	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.63	$9.47	$10.35	$9.03	$6.27
Income from investment operations[a]:
Net investment income[b]	0.03	0.07	0.02	0.06	0.02
Net realized and unrealized gains (losses)	2.92	1.16	(0.31)	1.29	2.74
Total from investment operations	2.95	1.23	(0.29)	1.35	2.76
Less distributions from:
Net investment income	(0.07)	—	(0.11)	(0.03)	—[c]
Net realized gains	(0.13)	(0.07)	(0.48)	—	—
Total distributions	(0.20)	(0.07)	(0.59)	(0.03)	—[c]
Net asset value, end of year	$13.38	$10.63	$9.47	$10.35	$9.03

Total return[d]	28.00%	13.08%	(2.17)%	14.92%	44.05%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.73%	1.89%	1.81%	1.87%	2.04%
Expenses net of waiver and payments by affiliates	1.22%	1.19%	1.21%	1.10%	1.09%[e]
Net investment income	0.23%	0.76%	0.25%	0.61%	0.21%

Supplemental data
Net assets, end of year (000’s)	$40,372	$19,029	$26,253	$14,481	$10,974
Portfolio turnover rate	43.30%	74.50%	51.85%	63.80%	42.73%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction rounds to less than 0.01%.

72 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Strategic Series

Financial Highlights (continued)

Franklin Focused Core Equity Fund
		Year Ended April 30,
Class C	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.36	$9.29	$10.14	$8.90	$6.24
Income from investment operations[a]:
Net investment income (loss)[b]	(0.06)	0.01	(0.04)	(0.01)	(0.05)
Net realized and unrealized gains (losses)	2.84	1.13	(0.29)	1.25	2.71
Total from investment operations	2.78	1.14	(0.33)	1.24	2.66
Less distributions from:
Net investment income	(0.03)	—	(0.04)	—	—[c]
Net realized gains	(0.13)	(0.07)	(0.48)	—	—
Total distributions	(0.16)	(0.07)	(0.52)	—	—[c]
Net asset value, end of year	$12.98	$10.36	$9.29	$10.14	$8.90

Total return[d]	26.99%	12.36%	(2.66)%	13.93%	42.65%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.43%	2.59%	2.50%	2.66%	2.84%
Expenses net of waiver and payments by affiliates	1.92%	1.89%	1.90%	1.89%	1.89%[e]
Net investment income (loss)	(0.47)%	0.06%	(0.44)%	(0.18)%	(0.59)%

Supplemental data
Net assets, end of year (000’s)	$6,666	$2,502	$3,265	$2,095	$1,853
Portfolio turnover rate	43.30%	74.50%	51.85%	63.80%	42.73%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 73

Franklin Strategic Series

Financial Highlights (continued)

Franklin Focused Core Equity Fund
		Year Ended April 30,
Class R	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.56	$9.43	$10.30	$9.00	$6.27
Income from investment operations[a]:
Net investment income (loss)[b]	0.01	0.05	0.02	0.03	(0.01)
Net realized and unrealized gains (losses)	2.90	1.15	(0.32)	1.28	2.74
Total from investment operations	2.91	1.20	(0.30)	1.31	2.73
Less distributions from:
Net investment income	(0.06)	—	(0.09)	(0.01)	—
Net realized gains	(0.13)	(0.07)	(0.48)	—	—
Total distributions	(0.19)	(0.07)	(0.57)	(0.01)	—
Net asset value, end of year	$13.28	$10.56	$9.43	$10.30	$9.00

Total return	27.70%	12.81%	(2.22)%	14.51%	43.54%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.93%	2.09%	1.99%	2.16%	2.34%
Expenses net of waiver and payments by affiliates	1.42%	1.39%	1.39%	1.39%	1.39%[c]
Net investment income (loss)	0.03%	0.56%	0.07%	0.32%	(0.09)%

Supplemental data
Net assets, end of year (000’s)	$124	$76	$41	$27	$21
Portfolio turnover rate	43.30%	74.50%	51.85%	63.80%	42.73%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.

74 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Strategic Series

Financial Highlights (continued)

Franklin Focused Core Equity Fund
Year Ended
April 30,
Class R6	2014 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.54
Income from investment operations[b]:
Net investment income[c]	0.07
Net realized and unrealized gains (losses)	3.11
Total from investment operations	3.18
Less distributions from:
Net investment income	(0.10)
Net realized gains	(0.13)
Total distributions	(0.23)
Net asset value, end of year	$13.49

Total return	30.43%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.28%
Expenses net of waiver and payments by affiliates	0.77%
Net investment income	0.68%

Supplemental data
Net assets, end of year (000’s)	$14
Portfolio turnover rate	43.30%

aFor the year May 1, 2013 (effective date) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

Annual Report | The accompanying notes are an integral part of these financial statements. | 75

Franklin Strategic Series

Financial Highlights (continued)

Franklin Focused Core Equity Fund
		Year Ended April 30,
Advisor Class	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.70	$9.50	$10.37	$9.06	$6.28
Income from investment operations[a]:
Net investment income[b]	0.07	0.10	0.06	0.08	0.04
Net realized and unrealized gains (losses)	2.93	1.17	(0.32)	1.28	2.74
Total from investment operations	3.00	1.27	(0.26)	1.36	2.78
Less distributions from:
Net investment income	(0.09)	—	(0.13)	(0.05)	—[c]
Net realized gains	(0.13)	(0.07)	(0.48)	—	—
Total distributions	(0.22)	(0.07)	(0.61)	(0.05)	—[c]
Net asset value, end of year	$13.48	$10.70	$9.50	$10.37	$9.06

Total return	28.27%	13.46%	(1.80)%	15.08%	44.34%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.43%	1.59%	1.49%	1.66%	1.84%
Expenses net of waiver and payments by affiliates	0.92%	0.89%	0.89%	0.89%	0.89%[d]
Net investment income	0.53%	1.06%	0.57%	0.82%	0.41%

Supplemental data
Net assets, end of year (000’s)	$6,990	$4,347	$3,188	$1,966	$1,182
Portfolio turnover rate	43.30%	74.50%	51.85%	63.80%	42.73%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dBenefit of expense reduction rounds to less than 0.01%.

76 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Strategic Series

Statement of Investments, April 30, 2014

Franklin Focused Core Equity Fund	Country	Shares	Value
Common Stocks 95.6%
Consumer Discretionary 6.6%
BorgWarner Inc.	United States	14,170	$880,524
NIKE Inc., B	United States	19,568	1,427,485
The Walt Disney Co.	United States	15,670	1,243,258
			3,551,267
Consumer Staples 4.7%
CVS Caremark Corp.	United States	17,470	1,270,418
Mead Johnson Nutrition Co., A	United States	14,280	1,260,353
			2,530,771
Energy 10.2%
Anadarko Petroleum Corp.	United States	14,540	1,439,751
[a]Dresser-Rand Group Inc.	United States	17,890	1,081,272
Marathon Oil Corp.	United States	39,590	1,431,178
Schlumberger Ltd.	United States	15,280	1,551,684
			5,503,885
Financials 20.3%
BlackRock Inc.	United States	3,667	1,103,767
[a]CBRE Group Inc.	United States	69,980	1,864,267
Citigroup Inc.	United States	28,660	1,373,101
Discover Financial Services	United States	22,460	1,255,514
The Hartford Financial Services Group Inc.	United States	66,140	2,372,442
JPMorgan Chase & Co.	United States	25,423	1,423,180
MetLife Inc.	United States	31,090	1,627,561
			11,019,832
Health Care 16.4%
[a]Actavis PLC	United States	7,920	1,618,294
Aetna Inc.	United States	16,310	1,165,349
Allergan Inc.	United States	14,530	2,409,655
Roche Holding AG	Switzerland	5,050	1,480,316
[a]Valeant Pharmaceuticals International Inc.	Canada	16,710	2,234,294
			8,907,908
Industrials 5.7%
The ADT Corp.	United States	18,950	573,048
FedEx Corp.	United States	7,160	975,550
[a]Genesee & Wyoming Inc.	United States	15,400	1,524,754
			3,073,352
Information Technology 24.2%
[a]Adobe Systems Inc.	United States	32,370	1,996,905
Corning Inc.	United States	44,630	933,213
[a]Equinix Inc.	United States	2,910	546,527
[a]Google Inc., A	United States	1,460	780,925
[a]Google Inc., C	United States	1,470	774,190
MasterCard Inc., A	United States	21,780	1,601,919
Maxim Integrated Products Inc.	United States	39,610	1,284,949

Annual Report | 77

Franklin Strategic Series

Statement of Investments, April 30, 2014 (continued)

Franklin Focused Core Equity Fund	Country	Shares	Value
Common Stocks (continued)
Information Technology (continued)
Microsoft Corp.	United States	44,050	$1,779,620
Motorola Solutions Inc.	United States	29,780	1,893,413
QUALCOMM Inc.	United States	19,500	1,534,845
			13,126,506
Materials 7.5%
Axiall Corp.	United States	19,998	931,907
LyondellBasell Industries NV, A	United States	17,650	1,632,625
The Mosaic Co.	United States	30,350	1,518,714
			4,083,246
Total Common Stocks (Cost $39,729,558)			51,796,767
Short Term Investments (Cost $2,870,498) 5.3%
Money Market Funds 5.3%
[a,b]Institutional Fiduciary Trust Money Market Portfolio	United States	2,870,498	2,870,498
Total Investments (Cost $42,600,056) 100.9%			54,667,265
Other Assets, less Liabilities (0.9)%			(502,044)
Net Assets 100.0%			$54,165,221

[a]Non-income producing.
[b]See Note 3(f) regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

78 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Strategic Series
Financial Highlights

Franklin Growth Opportunities Fund
		Year Ended April 30,
Class A	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$24.29	$23.02	$24.28	$19.59	$13.88
Income from investment operations[a]:
Net investment income (loss)[b]	(0.19)	(0.12)	(0.16)	(0.15)	(0.14)
Net realized and unrealized gains (losses)	5.11	1.95	0.40	4.84	5.85
Total from investment operations	4.92	1.83	0.24	4.69	5.71
Less distributions from net realized gains	(0.73)	(0.56)	(1.50)	—	—
Net asset value, end of year	$28.48	$24.29	$23.02	$24.28	$19.59

Total return[c]	20.26%	8.29%	1.90%	23.94%	41.14%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.17%	1.25%	1.28%	1.28%	1.31%
Expenses net of waiver and payments by affiliates	1.17%[d,e]	1.25%	1.28%	1.28%	1.24%[e]
Net investment income (loss)	(0.70)%	(0.56)%	(0.71)%	(0.73)%	(0.81)%

Supplemental data
Net assets, end of year (000’s)	$349,343	$213,639	$209,382	$211,435	$168,205
Portfolio turnover rate	36.64%	58.76%	63.57%	69.74%	67.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 79

Franklin Strategic Series
Financial Highlights (continued)

Franklin Growth Opportunities Fund
		Year Ended April 30,
Class C	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$21.89	$20.95	$22.40	$18.20	$12.99
Income from investment operations[a]:
Net investment income (loss)[b]	(0.35)	(0.26)	(0.29)	(0.27)	(0.24)
Net realized and unrealized gains (losses)	4.60	1.76	0.34	4.47	5.45
Total from investment operations	4.25	1.50	0.05	4.20	5.21
Less distributions from net realized gains	(0.73)	(0.56)	(1.50)	—	—
Net asset value, end of year	$25.41	$21.89	$20.95	$22.40	$18.20

Total return[c]	19.42%	7.47%	1.24%	23.08%	40.11%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.87%	1.97%	1.99%	1.98%	2.02%
Expenses net of waiver and payments by affiliates	1.87%[d,e]	1.97%	1.99%	1.98%	1.95%[e]
Net investment income (loss)	(1.40)%	(1.28)%	(1.42)%	(1.43)%	(1.52)%

Supplemental data
Net assets, end of year (000’s)	$85,883	$51,719	$50,453	$56,658	$46,227
Portfolio turnover rate	36.64%	58.76%	63.57%	69.74%	67.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

80 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Strategic Series
Financial Highlights (continued)

Franklin Growth Opportunities Fund
		Year Ended April 30,
Class R	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$23.67	$22.49	$23.81	$19.25	$13.67
Income from investment operations[a]:
Net investment income (loss)[b]	(0.24)	(0.17)	(0.20)	(0.19)	(0.17)
Net realized and unrealized gains (losses)	4.97	1.91	0.38	4.75	5.75
Total from investment operations	4.73	1.74	0.18	4.56	5.58
Less distributions from net realized gains	(0.73)	(0.56)	(1.50)	—	—
Net asset value, end of year	$27.67	$23.67	$22.49	$23.81	$19.25

Total return	19.99%	8.03%	1.73%	23.69%	40.82%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.37%	1.47%	1.49%	1.48%	1.52%
Expenses net of waiver and payments by affiliates	1.37%[c,d]	1.47%	1.49%	1.48%	1.45%[d]
Net investment income (loss)	(0.90)%	(0.78)%	(0.92)%	(0.93)%	(1.02)%

Supplemental data
Net assets, end of year (000’s)	$42,953	$34,399	$33,783	$29,053	$17,010
Portfolio turnover rate	36.64%	58.76%	63.57%	69.74%	67.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payments by affiliates rounds to less than 0.01%.
dBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 81

Franklin Strategic Series
Financial Highlights (continued)

Franklin Growth Opportunities Fund
Year Ended
April 30,
Class R6	2014 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$24.99
Income from investment operations[b]:
Net investment income (loss)[c]	(0.07)
Net realized and unrealized gains (losses)	5.79
Total from investment operations	5.72
Less distributions from net realized gains	(0.73)
Net asset value, end of year	$29.98

Total return	22.90%

Ratios to average net assets
Expenses[d]	0.71%
Net investment income (loss)	(0.24)%

Supplemental data
Net assets, end of year (000’s)	$180,843
Portfolio turnover rate	36.64%

aFor the year May 1, 2013 (effective date) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

82 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Strategic Series
Financial Highlights (continued)

Franklin Growth Opportunities Fund
		Year Ended April 30,
Advisor Class	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$25.43	$23.99	$25.16	$20.24	$14.30
Income from investment operations[a]:
Net investment income (loss)[b]	(0.13)	(0.06)	(0.10)	(0.09)	(0.09)
Net realized and unrealized gains (losses)	5.36	2.06	0.43	5.01	6.03
Total from investment operations	5.23	2.00	0.33	4.92	5.94
Less distributions from net realized gains	(0.73)	(0.56)	(1.50)	—	—
Net asset value, end of year	$29.93	$25.43	$23.99	$25.16	$20.24

Total return	20.58%	8.62%	2.20%	24.31%	41.54%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.87%	0.97%	0.99%	0.98%	1.02%
Expenses net of waiver and payments by affiliates	0.87%[c,d]	0.97%	0.99%	0.98%	0.95%[d]
Net investment income (loss)	(0.40)%	(0.28)%	(0.42)%	(0.43)%	(0.52)%

Supplemental data
Net assets, end of year (000’s)	$224,469	$182,954	$154,708	$172,528	$245,727
Portfolio turnover rate	36.64%	58.76%	63.57%	69.74%	67.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payments by affiliates rounds to less than 0.01%.
dBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 83

Franklin Strategic Series

Statement of Investments, April 30, 2014

Franklin Growth Opportunities Fund	Shares	Value
Common Stocks 99.4%
Consumer Discretionary 24.1%
[a]Amazon.com Inc.	75,692	$23,020,208
[a]AMC Networks Inc., A	80,300	5,273,301
[a]Buffalo Wild Wings Inc.	45,700	6,677,684
CBS Corp., B	108,430	6,262,917
[a]Chipotle Mexican Grill Inc.	18,003	8,974,495
[a]DISH Network Corp., A	121,665	6,917,872
[a]Dollar General Corp.	105,344	5,945,615
Harman International Industries Inc.	96,541	10,581,859
[a]Kate Spade & Co.	185,524	6,450,669
Las Vegas Sands Corp.	253,376	20,049,643
[a]Liberty Media Corp., A	73,197	9,494,383
Lowe’s Cos. Inc.	118,302	5,431,245
[a]Michael Kors Holdings Ltd.	102,179	9,318,725
[a]Netflix Inc.	20,574	6,625,651
NIKE Inc., B	162,418	11,848,393
[a]The Priceline Group Inc.	16,197	18,752,077
Starbucks Corp.	157,377	11,113,964
[a,b]Tile Shop Holdings Inc.	273,449	3,854,264
Twenty-First Century Fox Inc., B	211,225	6,615,567
[a]Under Armour Inc., A	188,400	9,210,876
The Walt Disney Co.	144,713	11,481,529
Wynn Resorts Ltd.	43,475	8,864,118
		212,765,055
Consumer Staples 2.4%
[a]Boston Beer Inc., A	19,783	4,867,409
Mead Johnson Nutrition Co., A	85,166	7,516,751
[a]Monster Beverage Corp.	132,051	8,842,135
		21,226,295
Energy 5.4%
Anadarko Petroleum Corp.	93,075	9,216,287
[a]Cameron International Corp.	96,640	6,277,734
[a]Diamondback Energy Inc.	115,928	8,339,860
Halliburton Co.	111,972	7,062,074
[a]Key Energy Services Inc.	483,300	4,852,332
[a]Rice Energy Inc.	101,244	3,006,947
Schlumberger Ltd.	87,718	8,907,763
		47,662,997
Financials 7.6%
[a]Affiliated Managers Group Inc.	57,025	11,302,355
Aon PLC	85,893	7,290,598
Bank of America Corp.	511,687	7,746,941
BlackRock Inc.	37,469	11,278,169
[a]CBRE Group Inc.	155,800	4,150,512
IntercontinentalExchange Group Inc.	44,832	9,165,454

84 | Annual Report

Franklin Strategic Series

Statement of Investments, April 30, 2014 (continued)

Franklin Growth Opportunities Fund	Shares	Value
Common Stocks (continued)
Financials (continued)
JPMorgan Chase & Co.	123,200	$6,896,736
[a]Signature Bank/New York NY	79,824	9,484,688
		67,315,453
Health Care 18.4%
[a]Actavis PLC	121,897	24,907,214
Allergan Inc.	55,195	9,153,539
[a]Alnylam Pharmaceuticals Inc.	85,166	4,218,272
[a]Biogen Idec Inc.	41,445	11,899,688
[a]Celgene Corp.	31,106	4,572,893
[a]Celldex Therapeutics Inc.	291,799	4,376,985
The Cooper Cos. Inc.	48,765	6,432,591
[a]Gilead Sciences Inc.	486,576	38,191,350
[a]HMS Holdings Corp.	220,860	3,571,306
[a]Illumina Inc.	48,666	6,611,276
[a]Jazz Pharmaceuticals PLC	88,529	11,942,562
[a,b]Karyopharm Therapeutics Inc.	65,824	1,766,058
[a]Medivation Inc.	71,027	4,276,536
Perrigo Co. PLC	69,504	10,068,350
[a]Regeneron Pharmaceuticals Inc.	22,054	6,547,612
[a]Sagent Pharmaceuticals Inc.	207,795	4,299,279
[a]Valeant Pharmaceuticals International Inc. (Canada)	74,978	10,025,308
		162,860,819
Industrials 13.3%
Allegiant Travel Co.	47,945	5,631,140
[a]American Airlines Group Inc.	155,513	5,453,841
[a]Colfax Corp.	128,340	9,237,913
Cummins Inc.	33,236	5,013,651
[a]DigitalGlobe Inc.	216,700	6,453,326
Flowserve Corp.	177,943	12,998,736
[a]Hexcel Corp.	132,051	5,505,206
[a]IHS Inc., A	50,447	6,085,422
Kansas City Southern	89,061	8,984,474
Precision Castparts Corp.	80,645	20,410,443
Rockwell Automation Inc.	81,705	9,737,602
Towers Watson & Co.	54,857	6,156,053
[a]United Rentals Inc.	104,058	9,763,762
[a]Verisk Analytics Inc., A	99,083	5,953,897
		117,385,466
Information Technology 23.5%
[a]Adobe Systems Inc.	160,539	9,903,651
Apple Inc.	13,156	7,763,224
ARM Holdings PLC (United Kingdom)	508,900	7,656,497
[a]BroadSoft Inc.	88,300	2,241,054
[a]Facebook Inc., A	285,428	17,062,886

Annual Report | 85

Franklin Strategic Series

Statement of Investments, April 30, 2014 (continued)

Franklin Growth Opportunities Fund	Shares	Value
Common Stock (continued)
Information Technology (continued)
[a]Google Inc., A	31,445	$16,819,302
[a]Google Inc., C	31,445	16,560,824
[a]LinkedIn Corp., A	43,424	6,664,281
MasterCard Inc., A	336,607	24,757,445
[a]NetSuite Inc.	62,217	4,809,996
[a]NXP Semiconductors NV (Netherlands)	107,916	6,433,952
QUALCOMM Inc.	125,712	9,894,792
[a]Salesforce.com Inc.	212,297	10,965,140
[a]ServiceNow Inc.	141,053	7,013,155
[a,b]Stratasys Ltd.	47,479	4,599,291
[a]Trimble Navigation Ltd.	302,957	11,642,637
[a,b]Twitter Inc.	42,500	1,656,225
[a,b]Ubiquiti Networks Inc.	130,294	5,046,287
[a]ViaSat Inc.	80,121	5,144,569
Visa Inc., A	81,829	16,579,374
[a]Workday Inc.	47,677	3,483,758
[a]Yahoo! Inc.	295,063	10,607,515
		207,305,855
Materials 2.1%
Airgas Inc.	59,942	6,369,437
LyondellBasell Industries NV, A	78,934	7,301,395
Martin Marietta Materials Inc.	35,477	4,410,855
		18,081,687
Telecommunication Services 2.6%
[a]SBA Communications Corp.	259,019	23,249,545
Total Common Stocks (Cost $663,090,612)		877,853,172
Short Term Investments 2.5%
Money Market Funds (Cost $10,764,599) 1.2%
[a,c]Institutional Fiduciary Trust Money Market Portfolio	10,764,599	10,764,599
[d]Investments from Cash Collateral Received for Loaned Securities (Cost $12,024,475) 1.3%
Money Market Funds 1.3%
[e]BNY Mellon Overnight Government Fund, 0.05%	12,024,475	12,024,475
Total Investments (Cost $685,879,686) 101.9%		900,642,246
Other Assets, less Liabilities (1.9)%		(17,151,001)
Net Assets 100.0%		$883,491,245

aNon-income producing.
bA portion or all of the security is on loan at April 30, 2014. See Note 1(c).
cSee Note 3(f) regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.
dSee Note 1(c) regarding securities on loan.
eThe rate shown is the annualized seven-day yield at period end.

86 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Strategic Series
Financial Highlights

Franklin Small Cap Growth Fund
		Year Ended April 30,
Class A	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.26	$12.84	$13.02	$10.02	$6.41
Income from investment operations[a]:
Net investment income (loss)[b]	(0.15)	(0.09)	(0.07)	(0.10)	(0.09)
Net realized and unrealized gains (losses)	4.75	1.87	(0.11)	3.10	3.70
Total from investment operations	4.60	1.78	(0.18)	3.00	3.61
Less distributions from net realized gains	(0.66)	(0.36)	—	—	—
Net asset value, end of year	$18.20	$14.26	$12.84	$13.02	$10.02

Total return[c]	32.40%	14.35%	(1.38)%	29.94%	56.32%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.20%	1.33%	1.37%	1.37%	1.37%
Expenses net of waiver and payments by affiliates	1.20%[d]	1.33%	1.37%	1.37%	1.35%
Net investment income (loss)	(0.85)%	(0.68)%	(0.60)%	(0.94)%	(1.06)%

Supplemental data
Net assets, end of year (000’s)	$851,317	$327,882	$244,570	$270,271	$197,461
Portfolio turnover rate	40.35%	41.02%	50.08%	63.07%	61.32%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 87

Franklin Strategic Series
Financial Highlights (continued)

Franklin Small Cap Growth Fund
		Year Ended April 30,
Class C	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.70	$11.57	$11.80	$9.15	$5.89
Income from investment operations[a]:
Net investment income (loss)[b]	(0.24)	(0.16)	(0.14)	(0.16)	(0.13)
Net realized and unrealized gains (losses)	4.23	1.65	(0.09)	2.81	3.39
Total from investment operations	3.99	1.49	(0.23)	2.65	3.26
Less distributions from net realized gains	(0.66)	(0.36)	—	—	—
Net asset value, end of year	$16.03	$12.70	$11.57	$11.80	$9.15

Total return[c]	31.57%	13.41%	(1.95)%	28.96%	55.35%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.90%	2.03%	2.07%	2.07%	2.10%
Expenses net of waiver and payments by affiliates	1.90%[d]	2.03%	2.07%	2.07%	2.08%
Net investment income (loss)	(1.55)%	(1.38)%	(1.30)%	(1.64)%	(1.79)%

Supplemental data
Net assets, end of year (000’s)	$187,271	$77,644	$67,212	$72,394	$57,298
Portfolio turnover rate	40.35%	41.02%	50.08%	63.07%	61.32%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

88 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Strategic Series
Financial Highlights (continued)

Franklin Small Cap Growth Fund
		Year Ended April 30,
Class R	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.81	$12.48	$12.67	$9.77	$6.26
Income from investment operations[a]:
Net investment income (loss)[b]	(0.18)	(0.11)	(0.09)	(0.12)	(0.10)
Net realized and unrealized gains (losses)	4.60	1.80	(0.10)	3.02	3.61
Total from investment operations	4.42	1.69	(0.19)	2.90	3.51
Less distributions from net realized gains	(0.66)	(0.36)	—	—	—
Net asset value, end of year	$17.57	$13.81	$12.48	$12.67	$9.77

Total return	32.15%	14.04%	(1.50)%	29.68%	56.07%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.40%	1.53%	1.57%	1.57%	1.60%
Expenses net of waiver and payments by affiliates	1.40%[c]	1.53%	1.57%	1.57%	1.58%
Net investment income (loss)	(1.05)%	(0.88)%	(0.80)%	(1.14)%	(1.29)%

Supplemental data
Net assets, end of year (000’s)	$51,190	$15,783	$8,489	$8,993	$4,290
Portfolio turnover rate	40.35%	41.02%	50.08%	63.07%	61.32%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 89

Franklin Strategic Series
Financial Highlights (continued)

Franklin Small Cap Growth Fund
Year Ended
April 30,
Class R6	2014 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.64
Income from investment operations[b]:
Net investment income (loss)[c]	(0.06)
Net realized and unrealized gains (losses)	5.29
Total from investment operations	5.23
Less distributions from net realized gains	(0.66)
Net asset value, end of year	$19.21

Total return	35.80%

Ratios to average net assets
Expenses[d]	0.72%
Net investment income (loss)	(0.37)%

Supplemental data
Net assets, end of year (000’s)	$87,777
Portfolio turnover rate	40.35%

aFor the year May 1, 2013 (effective date) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

90 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Strategic Series
Financial Highlights (continued)

Franklin Small Cap Growth Fund
		Year Ended April 30,
Advisor Class	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.94	$13.41	$13.55	$10.39	$6.63
Income from investment operations[a]:
Net investment income (loss)[b]	(0.11)	(0.05)	(0.04)	(0.07)	(0.07)
Net realized and unrealized gains (losses)	5.00	1.94	(0.10)	3.23	3.83
Total from investment operations	4.89	1.89	(0.14)	3.16	3.76
Less distributions from net realized gains	(0.66)	(0.36)	—	—	—
Net asset value, end of year	$19.17	$14.94	$13.41	$13.55	$10.39

Total return	32.87%	14.56%	(1.03)%	30.41%	56.71%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.90%	1.03%	1.07%	1.07%	1.10%
Expenses net of waiver and payments by affiliates	0.90%[c]	1.03%	1.07%	1.07%	1.08%
Net investment income (loss)	(0.55)%	(0.38)%	(0.30)%	(0.64)%	(0.79)%

Supplemental data
Net assets, end of year (000’s)	$427,406	$91,687	$49,159	$49,489	$114,212
Portfolio turnover rate	40.35%	41.02%	50.08%	63.07%	61.32%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 91

Franklin Strategic Series

Statement of Investments, April 30, 2014

Franklin Small Cap Growth Fund	Shares	Value
Common Stocks 94.8%
Consumer Discretionary 19.4%
[a]2U Inc.	296,000	$4,416,320
[a]American Axle & Manufacturing Holdings Inc.	967,600	17,078,140
[a]American Public Education Inc.	351,800	12,172,280
[a]Buffalo Wild Wings Inc.	80,700	11,791,884
[a]Citi Trends Inc.	559,000	9,497,410
[a]Grand Canyon Education Inc.	407,400	17,567,088
[a]HomeAway Inc.	439,500	14,336,490
[a]Iconix Brand Group Inc.	138,700	5,894,750
[a]Imax Corp. (Canada)	793,300	20,340,212
Lithia Motors Inc.	351,495	26,109,049
[a]M/I Homes Inc.	703,300	15,662,491
[a,b]Mattress Firm Holding Corp.	208,600	9,426,634
[a,b]Noodles & Co.	436,100	14,299,719
[a]Nord Anglia Education Inc. (Hong Kong)	560,600	11,127,910
[a,b]Potbelly Corp.	816,500	13,880,500
[a]Shutterfly Inc.	601,600	24,623,488
[a]Sportsman’s Warehouse Holdings Inc.	808,400	8,512,452
[a]Tenneco Inc.	389,200	23,301,404
[a]Tile Shop Holdings Inc.	1,586,800	22,365,946
[a]Vitamin Shoppe Inc.	214,600	10,275,048
Wolverine World Wide Inc.	649,300	18,245,330
		310,924,545
Consumer Staples 3.0%
[a]Boston Beer Inc., A	29,800	7,331,992
[a]SonOpta Inc. (Canada)	1,882,600	21,969,942
[a]TreeHouse Foods Inc.	260,200	19,473,368
		48,775,302
Energy 6.7%
[a]C&J Energy Services Inc.	484,300	14,558,058
[a]Key Energy Services Inc.	1,472,700	14,785,908
[a]Matador Resources Co.	287,600	8,259,872
[a]Pioneer Energy Services Corp.	1,072,400	16,053,828
[a]Rex Energy Corp.	855,700	18,021,042
[a]Sanchez Energy Corp.	672,600	19,021,128
[a]Synergy Resources Corp.	1,493,900	17,388,996
		108,088,832
Financials 6.8%
BBCN Bancorp Inc.	697,500	10,748,475
[a]Essent Group Ltd.	133,268	2,512,102
Evercore Partners Inc.	236,500	12,636,195
Independent Bank Group Inc.	209,767	10,322,634
Manning & Napier Inc.	446,300	7,417,506
[a]Square 1 Financial Inc., A	244,800	4,614,480
[a]Talmer Bancorp Inc., A	1,004,500	13,470,345
[a]Texas Capital Bancshares Inc.	94,219	5,294,165

92 | Annual Report

Franklin Strategic Series

Statement of Investments, April 30, 2014 (continued)

Franklin Small Cap Growth Fund	Shares	Value
Common Stocks (continued)
Financials (continued)
[a]Virtus Investment Partners Inc.	120,200	$22,235,798
[a]Western Alliance Bancorp	851,600	19,646,412
		108,898,112
Health Care 14.9%
[a]Aratana Therapeutics Inc.	1,003,436	13,827,348
[a]Celldex Therapeutics Inc.	914,600	13,719,000
[a,b]Corium International Inc.	402,350	3,037,743
[a]DexCom Inc.	535,200	17,361,888
[a,b]EXACT Sciences Corp.	726,813	8,721,756
[a]Fluidigm Corp.	293,800	11,035,128
[a]Greatbatch Inc.	395,000	18,181,850
[a]HealthStream Inc.	44,800	1,014,720
[a]HeartWare International Inc.	151,300	12,854,448
[a]Heron Therapeutics Inc.	233,870	2,818,134
[a]HMS Holdings Corp.	877,200	14,184,324
[a]Impax Laboratories Inc.	363,700	9,510,755
[a,b]Karyopharm Therapeutics Inc.	251,168	6,738,837
[a]MWI Veterinary Supply Inc.	81,800	12,813,152
[a]Neogen Corp.	280,700	11,726,242
[a]PAREXEL International Corp.	495,200	22,457,320
[a]Phibro Animal Health Corp.	322,300	5,691,818
[a]Sagent Pharmaceuticals Inc.	877,600	18,157,544
[a]The Spectranetics Corp.	585,600	12,449,856
[a]Tandem Diabetes Care Inc.	477,700	8,393,189
[a]Thoratec Corp.	237,600	7,788,528
[a]Volcano Corp.	412,100	7,236,476
		239,720,056
Industrials 16.7%
[a]The Advisory Board Co.	329,000	18,838,540
Allegiant Travel Co.	142,000	16,677,900
Altra Industrial Motion Corp.	635,800	21,718,928
[a]Astronics Corp.	301,000	17,193,120
[a]DigitalGlobe Inc.	673,600	20,059,808
[a]Echo Global Logistics Inc.	409,900	8,017,644
Exponent Inc.	133,208	9,380,507
[a]Hexcel Corp.	80,800	3,368,552
[a]Hub Group Inc., A	400,600	17,886,790
[a]Huron Consulting Group Inc.	151,100	10,758,320
Interface Inc.	1,086,400	19,544,336
[a]The Keyw Holding Corp.	963,013	12,374,717
The Manitowoc Co. Inc.	750,700	23,857,246
Mobile Mini Inc.	540,200	23,866,036
[a]Paylocity Holding Corp.	93,892	1,775,498
[a]Proto Labs Inc.	200,800	12,156,432
[a]Spirit Airlines Inc.	191,800	10,901,912
US Ecology Inc.	433,490	19,355,329
		267,731,615

		Annual Report | 93

Franklin Strategic Series

Statement of Investments, April 30, 2014 (continued)

Franklin Small Cap Growth Fund	Shares	Value
Common Stocks (continued)
Information Technology 25.1%
[a]A10 Networks Inc.	240,900	$3,153,381
[a]Bazaarvoice Inc.	2,774,300	18,643,296
[a,b]Benefitfocus Inc.	85,930	2,784,132
[a,b]Borderfree Inc.	323,000	4,841,770
[a]Bottomline Technologies Inc.	654,404	20,705,343
[a]BroadSoft Inc.	813,700	20,651,706
[a]Callidus Software Inc.	849,800	8,111,341
[a]Cavium Inc.	404,300	17,130,191
[a]CIBER Inc.	1,363,400	5,889,888
[a]Cognex Corp.	605,500	20,847,365
[a]Coherent Inc.	269,200	16,073,932
[a]Cvent Inc.	120,528	3,318,136
[a]Demandware Inc.	431,100	21,395,493
EVERTEC Inc. (Puerto Rico)	247,800	5,833,212
[a]FARO Technologies Inc.	378,500	15,102,150
[a]Global Eagle Entertainment Inc.	659,656	7,276,006
[a]Guidewire Software Inc.	223,900	8,454,464
Intersil Corp., A	1,676,800	20,691,712
[a]Ixia	1,842,100	22,878,882
[a]Lattice Semiconductor Corp.	3,554,700	29,930,574
Methode Electronics Inc.	541,500	15,021,210
[a]Nanometrics Inc.	955,471	15,535,958
National Instruments Corp.	415,300	11,341,843
Power Integrations Inc.	48,200	2,276,486
[a]Q2 Holdings Inc.	340,000	4,175,200
[a]The Rubicon Project Inc.	118,524	1,703,190
[a]Sapient Corp.	1,129,520	18,377,290
[a]Semtech Corp.	844,300	20,246,314
[a]Shoretel Inc.	867,000	6,545,850
[a]Silicon Laboratories Inc.	368,700	16,573,065
[a]ViaSat Inc.	257,700	16,546,917
		402,056,297
Materials 2.2%
H.B. Fuller Co.	447,732	20,743,423
Quaker Chemical Corp.	190,800	14,201,244
		34,944,667
Total Common Stocks (Cost $1,314,770,226)		1,521,139,426

94 | Annual Report

Franklin Strategic Series

Statement of Investments, April 30, 2014 (continued)

Franklin Small Cap Growth Fund	Shares	Value
Short Term Investments 8.2%
Money Market Funds (Cost $91,895,995) 5.7%
[a,c]Institutional Fiduciary Trust Money Market Portfolio	91,895,995	$91,895,995
[d]Investments from Cash Collateral Received for Loaned Securities
(Cost $40,714,400) 2.5%
Money Market Funds 2.5%
[e]BNY Mellon Overnight Government Fund, 0.05%	40,714,400	40,714,400
Total Investments (Cost $1,447,380,621) 103.0%		1,653,749,821
Other Assets, less Liabilities (3.0)%		(48,789,514)
Net Assets 100.0%		$1,604,960,307

aNon-income producing.
bA portion or all of the security is on loan at April 30, 2014. See Note 1(c).
cSee Note 3(f) regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.
dSee Note 1(c) regarding securities on loan.
eThe rate shown is the annualized seven-day yield at period end.

Annual Report | The accompanying notes are an integral part of these financial statements. | 95

Franklin Strategic Series
Financial Highlights

Franklin Small-Mid Cap Growth Fund
			Year Ended April 30,
Class A	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$38.01	$38.51	$41.47	$32.29	$22.34
Income from investment operations[a]:
Net investment income (loss)[b]	(0.20)	(0.10)	(0.14)	(0.11)	(0.13)
Net realized and unrealized gains (losses)	8.39	3.08	(1.18)	9.29	10.08
Total from investment operations	8.19	2.98	(1.32)	9.18	9.95
Less distributions from net realized gains	(5.78)	(3.48)	(1.64)	—	—
Net asset value, end of year	$40.42	$38.01	$38.51	$41.47	$32.29

Total return[c]	21.99%	8.95%	(2.54)%	28.43%	44.54%

Ratios to average net assets
Expenses	0.96%[d,e]	0.98%	0.99%	0.99%	1.04%[e]
Net investment income (loss)	(0.48)%	(0.27)%	(0.38)%	(0.31)%	(0.48)%

Supplemental data
Net assets, end of year (000’s)	$2,371,448	$2,355,507	$2,492,205	$2,939,925	$2,585,515
Portfolio turnover rate	40.82%	43.72%	47.37%	44.42%	55.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

96 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Strategic Series
Financial Highlights (continued)

Franklin Small-Mid Cap Growth Fund
		Year Ended April 30,
Class C	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$32.80	$33.97	$37.10	$29.10	$20.29
Income from investment operations[a]:
Net investment income (loss)[b]	(0.43)	(0.32)	(0.37)	(0.33)	(0.30)
Net realized and unrealized gains (losses)	7.19	2.63	(1.12)	8.33	9.11
Total from investment operations	6.76	2.31	(1.49)	8.00	8.81
Less distributions from net realized gains	(5.78)	(3.48)	(1.64)	—	—
Net asset value, end of year	$33.78	$32.80	$33.97	$37.10	$29.10

Total return[c]	21.04%	8.11%	(3.28)%	27.49%	43.42%

Ratios to average net assets
Expenses	1.71%[d,e]	1.73%	1.74%	1.74%	1.79%[e]
Net investment income (loss)	(1.23)%	(1.02)%	(1.13)%	(1.06)%	(1.23)%

Supplemental data
Net assets, end of year (000’s)	$404,923	$348,144	$367,272	$426,526	$366,292
Portfolio turnover rate	40.82%	43.72%	47.37%	44.42%	55.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 97

Franklin Strategic Series
Financial Highlights (continued)

Franklin Small-Mid Cap Growth Fund
		Year Ended April 30,
Class R	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$36.61	$37.32	$40.35	$31.50	$21.85
Income from investment operations[a]:
Net investment income (loss)[b]	(0.29)	(0.18)	(0.23)	(0.19)	(0.19)
Net realized and unrealized gains (losses)	8.07	2.95	(1.16)	9.04	9.84
Total from investment operations	7.78	2.77	(1.39)	8.85	9.65
Less distributions from net realized gains	(5.78)	(3.48)	(1.64)	—	—
Net asset value, end of year	$38.61	$36.61	$37.32	$40.35	$31.50

Total return	21.66%	8.66%	(2.79)%	28.10%	44.16%

Ratios to average net assets
Expenses	1.21% [c,d]	1.23%	1.24%	1.24%	1.29%[d]
Net investment income (loss)	(0.73)%	(0.52)%	(0.63)%	(0.56)%	(0.73)%

Supplemental data
Net assets, end of year (000’s)	$85,921	$65,397	$64,743	$86,814	$69,415
Portfolio turnover rate	40.82%	43.72%	47.37%	44.42%	55.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payments by affiliates rounds to less than 0.01%.
dBenefit of expense reduction rounds to less than 0.01%.

98 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Strategic Series
Financial Highlights (continued)

Franklin Small-Mid Cap Growth Fund
Year Ended
April 30,
Class R6	2014 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$38.96
Income from investment operations[b]:
Net investment income[c]	0.01
Net realized and unrealized gains (losses)	9.34
Total from investment operations	9.35
Less distributions from net realized gains	(5.78)
Net asset value, end of year	$42.53

Total return	24.43%

Ratios to average net assets
Expenses[d]	0.47%
Net investment income	0.01%

Supplemental data
Net assets, end of year (000’s)	$157,153
Portfolio turnover rate	40.82%

aFor the year May 1, 2013 (effective date) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 99

Franklin Strategic Series
Financial Highlights (continued)

Franklin Small-Mid Cap Growth Fund
		Year Ended April 30,
Advisor Class	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$39.56	$39.83	$42.73	$33.19	$22.90
Income from investment operations[a]:
Net investment income (loss)[b]	(0.10)	(0.01)	(0.05)	(0.02)	(0.07)
Net realized and unrealized gains (losses)	8.76	3.22	(1.21)	9.56	10.36
Total from investment operations	8.66	3.21	(1.26)	9.54	10.29
Less distributions from net realized gains	(5.78)	(3.48)	(1.64)	—	—
Net asset value, end of year	$42.44	$39.56	$39.83	$42.73	$33.19

Total return	22.30%	9.21%	(2.29)%	28.74%	44.93%

Ratios to average net assets
Expenses	0.71%[c,d]	0.73%	0.74%	0.74%	0.79%[d]
Net investment income (loss)	(0.23)%	(0.02)%	(0.13)%	(0.06)%	(0.23)%

Supplemental data
Net assets, end of year (000’s)	$650,426	$909,895	$822,827	$878,248	$783,021
Portfolio turnover rate	40.82%	43.72%	47.37%	44.42%	55.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payments by affiliates rounds to less than 0.01%.
dBenefit of expense reduction rounds to less than 0.01%.

100 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Strategic Series

Statement of Investments, April 30, 2014

Franklin Small-Mid Cap Growth Fund	Shares	Value
Common Stocks 98.4%
Consumer Discretionary 22.7%
[a]AMC Networks Inc., A	229,100	$15,044,997
[a]Bally Technologies Inc.	154,200	10,039,962
BorgWarner Inc.	615,600	38,253,384
[a]BRP Inc. (Canada)	1,164,100	31,331,555
[a]Buffalo Wild Wings Inc.	156,900	22,926,228
[a]Charter Communications Inc., A	117,100	15,870,563
[a]Chipotle Mexican Grill Inc.	60,900	30,358,650
Dick’s Sporting Goods Inc.	620,400	32,670,264
[a]Dollar General Corp.	742,200	41,889,768
GNC Holdings Inc., A	831,500	37,417,500
[a]Grand Canyon Education Inc.	402,400	17,351,488
Harman International Industries Inc.	321,700	35,261,537
[a]HomeAway Inc.	615,400	20,074,348
[a,b]Imax Corp. (Canada)	428,500	10,986,740
[a]Jarden Corp.	665,528	38,034,925
[a]Liberty Media Corp., A	240,300	31,169,313
[a]Liberty Ventures, A	462,000	26,814,480
[a]Michael Kors Holdings Ltd.	359,000	32,740,800
[a]Netflix Inc.	104,230	33,566,229
[a]Norwegian Cruise Line Holdings Ltd.	297,900	9,762,183
PetSmart Inc.	365,200	24,716,736
The Ryland Group Inc.	524,400	20,131,716
[a]Shutterfly Inc.	474,700	19,429,471
Starwood Hotels & Resorts Worldwide Inc.	419,300	32,139,345
[a]Starz, A	754,800	24,357,396
[a]Tenneco Inc.	556,900	33,341,603
Tractor Supply Co.	453,600	30,500,064
[a]Under Armour Inc., A	637,400	31,162,486
Wolverine World Wide Inc.	1,457,500	40,955,750
Wynn Resorts Ltd.	215,500	43,938,295
		832,237,776
Consumer Staples 4.9%
[a]Boston Beer Inc., A	121,800	29,967,672
Mead Johnson Nutrition Co., A	571,200	50,414,112
[a]Monster Beverage Corp.	387,500	25,947,000
[a]TreeHouse Foods Inc.	376,500	28,177,260
Whole Foods Market Inc.	920,100	45,728,970
		180,235,014
Energy 6.4%
Cabot Oil & Gas Corp., A	998,910	39,237,185
[a]Cameron International Corp.	232,000	15,070,720
[a]Concho Resources Inc.	276,200	36,030,290
[a]Diamondback Energy Inc.	525,400	37,797,276
[a]Oasis Petroleum Inc.	999,200	46,472,792
Oceaneering International Inc.	227,300	16,656,544

Annual Report | 101

Franklin Strategic Series

Statement of Investments, April 30, 2014 (continued)

Franklin Small-Mid Cap Growth Fund	Shares	Value
Common Stocks (continued)
Energy (continued)
[a]Sanchez Energy Corp.	686,814	$19,423,100
Superior Energy Services Inc.	739,400	24,341,048
		235,028,955
Financials 6.6%
[a]Affiliated Managers Group Inc.	251,800	49,906,760
Brown & Brown Inc.	351,700	10,473,626
[b]Digital Realty Trust Inc.	199,400	10,647,960
IntercontinentalExchange Group Inc.	227,048	46,417,693
Jones Lang LaSalle Inc.	144,900	16,792,461
Lazard Ltd., A	801,500	37,710,575
[a]Signature Bank/New York NY	349,200	41,491,944
T. Rowe Price Group Inc.	342,800	28,154,164
		241,595,183
Health Care 16.9%
[a]Actavis PLC	211,900	43,297,527
Agilent Technologies Inc.	373,100	20,162,324
[a]Alexion Pharmaceuticals Inc.	188,000	29,741,600
[a]Alnylam Pharmaceuticals Inc.	282,900	14,012,037
[a]BioMarin Pharmaceutical Inc.	151,500	8,821,845
[a]CareFusion Corp.	549,400	21,459,564
[a]Catamaran Corp.	669,300	25,266,075
[a]Celldex Therapeutics Inc.	1,096,400	16,446,000
[a]Cerner Corp.	588,000	30,164,400
The Cooper Cos. Inc.	197,300	26,025,843
[a]DaVita HealthCare Partners Inc.	584,600	40,512,780
[a]Edwards Lifesciences Corp.	184,700	15,047,509
[a]Envision Healthcare Holdings Inc.	800,600	27,052,274
[a]HCA Holdings Inc.	620,200	32,250,400
[a]HeartWare International Inc.	163,600	13,899,456
[a]HMS Holdings Corp.	661,800	10,701,306
[a]Illumina Inc.	154,900	21,043,165
[a]Incyte Corp.	148,700	7,220,872
[a,b]Karyopharm Therapeutics Inc.	341,700	9,167,811
[a]Medivation Inc.	303,892	18,297,337
[a]Mettler-Toledo International Inc.	146,200	34,082,144
Perrigo Co. PLC	310,817	45,024,951
[a]Puma Biotechnology Inc.	73,200	5,529,528
[a]Quintiles Transnational Holdings Inc.	451,100	21,260,343
[a]Sagent Pharmaceuticals Inc.	866,300	17,923,747
St. Jude Medical Inc.	395,500	25,102,385
[a]Vertex Pharmaceuticals Inc.	198,900	13,465,530
Zoetis Inc.	941,300	28,483,738
		621,462,491
Industrials 20.2%
Acuity Brands Inc.	174,900	21,787,293
[a]The Advisory Board Co.	424,200	24,289,692
Allegiant Travel Co.	271,870	31,931,132

102 | Annual Report

Franklin Strategic Series

Statement of Investments, April 30, 2014 (continued)

Franklin Small-Mid Cap Growth Fund	Shares	Value
Common Stocks (continued)
Industrials (continued)
AMETEK Inc.	1,019,950	$53,771,764
[a]B/E Aerospace Inc.	377,800	33,159,506
[a]Colfax Corp.	547,800	39,430,644
[a]DigitalGlobe Inc.	956,900	28,496,482
Flowserve Corp.	597,100	43,618,155
[a]Genesee & Wyoming Inc.	300,200	29,722,802
[a]Hexcel Corp.	700,100	29,187,169
[a]IHS Inc., A	362,900	43,776,627
Interface Inc.	709,400	12,762,106
J.B. Hunt Transport Services Inc.	307,800	23,423,580
[a]Jacobs Engineering Group Inc.	387,400	22,352,980
Kansas City Southern	196,100	19,782,568
The Manitowoc Co. Inc.	1,098,400	34,907,152
[a]Proto Labs Inc.	186,700	11,302,818
Robert Half International Inc.	834,900	37,403,520
Rockwell Automation Inc.	170,300	20,296,354
Roper Industries Inc.	386,330	53,680,553
[a]Spirit Airlines Inc.	433,900	24,662,876
Towers Watson & Co.	120,100	13,477,622
[a]United Rentals Inc.	398,000	37,344,340
[a]Verisk Analytics Inc., A	249,800	15,010,482
W.W. Grainger Inc.	69,200	17,604,480
[a]WABCO Holdings Inc.	173,100	18,523,431
		741,706,128
Information Technology 16.2%
[a]Alliance Data Systems Corp.	117,100	28,326,490
[a]ANSYS Inc.	384,400	29,333,564
Avago Technologies Ltd. (Singapore)	580,000	36,830,000
[a]Bottomline Technologies Inc.	565,600	17,895,584
[a]Cognex Corp.	664,300	22,871,849
[a]Demandware Inc.	347,100	17,226,573
[a]Electronic Arts Inc.	665,000	18,819,500
[a]FleetCor Technologies Inc.	228,400	26,067,292
[a]Global Eagle Entertainment Inc.	766,700	8,456,701
[a,b]GrubHub Inc.	26,800	829,460
Intersil Corp., A	1,894,200	23,374,428
[a]JDS Uniphase Corp.	1,774,600	22,484,182
[a]Lam Research Corp.	554,200	31,927,462
[a]LinkedIn Corp., A	175,700	26,964,679
Maxim Integrated Products Inc.	764,500	24,800,380
National Instruments Corp.	392,716	10,725,074
[a]NetSuite Inc.	169,800	13,127,238
[a]NXP Semiconductors NV (Netherlands)	801,300	47,773,506
[a]Pandora Media Inc.	446,500	10,457,030
[a]Red Hat Inc.	301,000	14,643,650
[a]Semtech Corp.	518,300	12,428,834
[a]ServiceNow Inc.	457,000	22,722,040
[a]Silicon Laboratories Inc.	172,826	7,768,529

		Annual Report | 103

Franklin Strategic Series

Statement of Investments, April 30, 2014 (continued)

Franklin Small-Mid Cap Growth Fund	Shares	Value
Common Stocks (continued)
Information Technology (continued)
[a]Stratasys Ltd.	113,600	$11,004,432
[a]Trimble Navigation Ltd.	1,084,300	41,669,649
[a]ViaSat Inc.	374,796	24,065,651
[a]Workday Inc.	108,300	7,913,481
Xilinx Inc.	410,900	19,390,371
[a]Yelp Inc.	226,600	13,215,312
		593,112,941
Materials 2.8%
Airgas Inc.	286,500	30,443,490
Cytec Industries Inc.	279,600	26,651,472
H.B. Fuller Co.	466,933	21,633,006
Martin Marietta Materials Inc.	187,300	23,287,009
		102,014,977
Telecommunication Services 1.1%
[a]SBA Communications Corp.	469,400	42,133,344
Utilities 0.6%
[a]Calpine Corp.	997,600	22,874,968
Total Common Stocks (Cost $2,362,812,837)		3,612,401,777
Short Term Investments 2.5%
Money Market Funds (Cost $61,645,499) 1.7%
[a,c]Institutional Fiduciary Trust Money Market Portfolio	61,645,499	61,645,499
[d]Investments from Cash Collateral Received for Loaned Securities
(Cost $27,609,025) 0.8%
Money Market Funds 0.8%
[e]BNY Mellon Overnight Government Fund, 0.05%	27,609,025	27,609,025
Total Investments (Cost $2,452,067,361) 100.9%		3,701,656,301
Other Assets, less Liabilities (0.9)%		(31,785,171)
Net Assets 100.0%		$3,669,871,130

104 | The accompanying notes are an integral part of these financial statements. | Annual Report

aNon-income producing.
bA portion or all of the security is on loan at April 30, 2014. See Note 1(c).
cSee Note 3(f) regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.
dSee Note 1(c) regarding securities on loan.
eThe rate shown is the annualized seven-day yield at period end.

Franklin Strategic Series

Financial Statements

Statements of Assets and Liabilities
April 30, 2014

			Franklin
	Franklin	Franklin	Growth
	Flex Cap	Focused Core	Opportunities
	Growth Fund	Equity Fund	Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,167,179,414	$39,729,558	$675,115,087
Cost - Sweep Money Fund (Note 3f)	37,937,180	2,870,498	10,764,599
Total cost of investments	$2,205,116,594	$42,600,056	$685,879,686
Value - Unaffiliated issuers	$3,310,970,450	$51,796,767	$889,877,647
Value - Sweep Money Fund (Note 3f)	37,937,180	2,870,498	10,764,599
Total value of investments[a]	3,348,907,630	54,667,265	900,642,246
Receivables:
Investment securities sold	16,008,219	316,315	3,116,980
Capital shares sold	3,567,817	85,813	891,831
Dividends and interest	530,179	57,135	170,018
Other assets	1,975	28	508
Total assets	3,369,015,820	55,126,556	904,821,583
Liabilities:
Payables:
Investment securities purchased	19,494,268	795,490	6,947,779
Capital shares redeemed	4,277,038	130,434	1,569,764
Management fees	1,240,506	6,909	474,550
Distribution fees	761,080	14,687	173,997
Transfer agent fees	911,705	9,285	106,510
Payable upon return of securities loaned	60,498,783	—	12,024,475
Accrued expenses and other liabilities	187,771	4,530	33,263
Total liabilities	87,371,151	961,335	21,330,338
Net assets, at value	$3,281,644,669	$54,165,221	$883,491,245
Net assets consist of:
Paid-in capital	$1,816,837,067	$41,326,219	$658,252,096
Undistributed net investment income (loss)	—	13,720	(1,886,845)
Net unrealized appreciation (depreciation)	1,143,791,036	12,068,535	214,762,846
Accumulated net realized gain (loss)	321,016,566	756,747	12,363,148
Net assets, at value	$3,281,644,669	$54,165,221	$883,491,245

[a]Includes securities loaned	$55,816,292	$—	$11,872,652

Annual Report | The accompanying notes are an integral part of these financial statements. | 105

Franklin Strategic Series

Financial Statements (continued)

Statements of Assets and Liabilities (continued)
April 30, 2014

			Franklin
	Franklin	Franklin	Growth
	Flex Cap	Focused Core	Opportunities
	Growth Fund	Equity Fund	Fund
Class A:
Net assets, at value	$2,171,052,671	$40,371,799	$349,343,492
Shares outstanding	40,259,539	3,018,118	12,267,820
Net asset value per share[a]	$53.93	$13.38	$28.48
Maximum offering price per share (net asset value per share ÷ 94.25%)	$57.22	$14.20	$30.22
Class C:
Net assets, at value	$348,040,114	$6,665,805	$85,883,469
Shares outstanding	7,438,079	513,414	3,380,258
Net asset value and maximum offering price per share[a]	$46.79	$12.98	$25.41
Class R:
Net assets, at value	$56,274,179	$123,919	$42,952,792
Shares outstanding	1,082,449	9,332	1,552,406
Net asset value and maximum offering price per share	$51.99	$13.28	$27.67
Class R6:
Net assets, at value	$376,607,136	$14,151	$180,842,845
Shares outstanding	6,780,316	1,049	6,032,188
Net asset value and maximum offering price per share	$55.54	$13.49	$29.98
Advisor Class:
Net assets, at value	$329,670,569	$6,989,547	$224,468,647
Shares outstanding	5,950,319	518,375	7,499,971
Net asset value and maximum offering price per share	$55.40	$13.48	$29.93

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

106 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Strategic Series

Financial Statements (continued)

Statements of Assets and Liabilities (continued)
April 30, 2014

	Franklin	Franklin
	Small Cap	Small-Mid Cap
	Growth Fund	Growth Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,355,484,626	$2,390,421,862
Cost - Sweep Money Fund (Note 3f)	91,895,995	61,645,499
Total cost of investments	$1,447,380,621	$2,452,067,361
Value - Unaffiliated issuers	$1,561,853,826	$3,640,010,802
Value - Sweep Money Fund (Note 3f)	91,895,995	61,645,499
Total value of investments[a]	1,653,749,821	3,701,656,301
Cash	77,133	—
Receivables:
Investment securities sold	27,794,136	19,775,616
Capital shares sold	16,251,283	2,362,101
Dividends and interest	372,336	451,286
Other assets	799	2,178
Total assets	1,698,245,508	3,724,247,482
Liabilities:
Payables:
Investment securities purchased	25,634,700	10,271,451
Capital shares redeemed	25,280,389	12,825,250
Management fees	864,762	1,382,468
Distribution fees	390,088	860,548
Transfer agent fees	337,903	1,266,470
Payable upon return of securities loaned	40,714,400	27,609,025
Accrued expenses and other liabilities	62,959	161,140
Total liabilities	93,285,201	54,376,352
Net assets, at value	$1,604,960,307	$3,669,871,130
Net assets consist of:
Paid-in capital	$1,323,730,008	$2,081,442,638
Undistributed net investment income (loss)	—	260,343
Net unrealized appreciation (depreciation)	206,369,200	1,249,588,940
Accumulated net realized gain (loss)	74,861,099	338,579,209
Net assets, at value	$1,604,960,307	$3,669,871,130

[a]Includes securities loaned	$37,362,572	$27,259,363

Annual Report | The accompanying notes are an integral part of these financial statements. | 107

Franklin Strategic Series

Financial Statements (continued)

Statements of Assets and Liabilities (continued)
April 30, 2014

	Franklin	Franklin
	Small Cap	Small-Mid Cap
	Growth Fund	Growth Fund
Class A:
Net assets, at value	$851,316,920	$2,371,447,800
Shares outstanding	46,766,389	58,665,401
Net asset value per share[a]	$18.20	$40.42
Maximum offering price per share (net asset value per share ÷ 94.25%)	$19.31	$42.89
Class C:
Net assets, at value	$187,270,701	$404,923,180
Shares outstanding	11,682,080	11,986,725
Net asset value and maximum offering price per share[a]	$16.03	$33.78
Class R:
Net assets, at value	$51,189,760	$85,921,147
Shares outstanding	2,912,647	2,225,379
Net asset value and maximum offering price per share	$17.57	$38.61
Class R6:
Net assets, at value	$87,776,563	$157,153,119
Shares outstanding	4,569,882	3,695,130
Net asset value and maximum offering price per share	$19.21	$42.53
Advisor Class:
Net assets, at value	$427,406,363	$650,425,884
Shares outstanding	22,289,997	15,326,802
Net asset value and maximum offering price per share	$19.17	$42.44

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

108 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Strategic Series

Financial Statements (continued)

Statements of Operations
for the year ended April 30, 2014

			Franklin
	Franklin	Franklin	Growth
	Flex Cap	Focused Core	Opportunities
	Growth Fund	Equity Fund	Fund
Investment income:
Dividends	$22,618,021	$579,581	$3,107,584
Income from securities loaned	997,155	—	65,366
Total investment income	23,615,176	579,581	3,172,950
Expenses:
Management fees (Note 3a)	15,572,687	378,362	4,607,345
Distribution fees: (Note 3c)
Class A	5,466,660	89,732	870,287
Class C	3,369,351	43,526	701,502
Class R	308,135	480	203,541
Transfer agent fees: (Note 3e)
Class A	5,227,771	47,101	466,125
Class C	805,546	6,839	113,700
Class R	147,343	151	65,990
Class R6	128	68	1,062
Advisor Class	1,096,991	8,597	238,397
Custodian fees (Note 4)	23,627	467	5,917
Reports to shareholders	419,687	9,652	61,094
Registration and filing fees	169,511	76,489	118,784
Professional fees	61,594	34,496	40,270
Trustees’ fees and expenses	38,080	—	6,290
Other	45,918	7,427	11,311
Total expenses	32,753,029	703,387	7,511,615
Expense reductions (Note 4)	(30)	—	(13)
Expenses waived/paid by affiliates (Note 3f and 3g)	(50,542)	(204,103)	(9,730)
Net expenses	32,702,457	499,284	7,501,872
Net investment income (loss)	(9,087,281)	80,297	(4,328,922)
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	547,040,961	2,999,777	34,740,569
Foreign currency transactions	—	1,382	(5,720)
Net realized gain (loss)	547,040,961	3,001,159	34,734,849
Net change in unrealized appreciation (depreciation) on:
Investments	149,336,366	6,358,456	72,756,026
Translation of other assets and liabilities denominated in foreign currencies	—	1,405	(154)
Net change in unrealized appreciation (depreciation)	149,336,366	6,359,861	72,755,872
Net realized and unrealized gain (loss)	696,377,327	9,361,020	107,490,721
Net increase (decrease) in net assets resulting from operations	$687,290,046	$9,441,317	$103,161,799

Annual Report | The accompanying notes are an integral part of these financial statements. | 109

Franklin Strategic Series

Financial Statements (continued)

Statements of Operations (continued)
for the year ended April 30, 2014

	Franklin	Franklin
	Small Cap	Small-Mid Cap
	Growth Fund	Growth Fund
Investment income:
Dividends	$2,593,793	$18,066,541
Income from securities loaned	1,137,271	247,221
Total investment income	3,731,064	18,313,762
Expenses:
Management fees (Note 3a)	7,289,393	17,329,484
Distribution fees: (Note 3c)
Class A	1,840,322	6,097,710
Class C	1,353,493	3,902,802
Class R	159,809	379,276
Transfer agent fees: (Note 3e)
Class A	1,082,857	5,764,906
Class C	238,974	922,610
Class R	56,425	179,275
Class R6	862	200
Advisor Class	394,566	1,886,486
Custodian fees (Note 4)	8,671	31,272
Reports to shareholders	135,501	328,429
Registration and filing fees	212,716	185,651
Professional fees	41,281	61,616
Trustees’ fees and expenses	8,287	42,552
Other	8,036	52,609
Total expenses	12,831,193	37,164,878
Expense reductions (Note 4)	(23)	(17)
Expenses waived/paid by affiliates (Note 3f)	(55,735)	(60,690)
Net expenses	12,775,435	37,104,171
Net investment income (loss)	(9,044,371)	(18,790,409)
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	118,376,734	748,768,800
Non-controlled affiliated issuers (Note 8)	—	(17,058,181)
Foreign currency transactions	—	(34,373)
Net realized gain (loss)	118,376,734	731,676,246
Net change in unrealized appreciation (depreciation) on investments	102,087,491	39,368,824
Net realized and unrealized gain (loss)	220,464,225	771,045,070
Net increase (decrease) in net assets resulting from operations	$211,419,854	$752,254,661

110 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Strategic Series

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Flex Cap		Franklin Focused Core
	Growth Fund		Equity Fund
	Year Ended April 30,		Year Ended April 30,
	2014	2013	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(9,087,281)	$2,998,279	$80,297	$174,940
Net realized gain (loss) from investments and foreign
currency transactions	547,040,961	269,956,346	3,001,159	(1,098,858)
Net change in unrealized appreciation (depreciation)
on investments and translation of other assets and
liabilities denominated in foreign currencies	149,336,366	(181,303,288)	6,359,861	3,219,978
Net increase (decrease) in net assets resulting
from operations	687,290,046	91,651,337	9,441,317	2,296,060
Distributions to shareholders from:
Net investment income:
Class A	—	(352,224)	(192,481)	—
Class C	—	—	(11,368)	—
Class R	—	—	(445)	—
Class R6	—	—	(49)	—
Advisor Class	—	(1,555,933)	(39,406)	—
Net realized gains:
Class A	(301,818,476)	(65,229,228)	(346,062)	(127,814)
Class B	—	(73,931)	—	—
Class C	(54,830,001)	(10,758,605)	(51,272)	(17,525)
Class R	(9,202,542)	(2,192,464)	(1,074)	(372)
Class R6	(49,991,855)	—	(63)	—
Advisor Class	(52,429,221)	(27,903,654)	(57,087)	(20,718)
Total distributions to shareholders	(468,272,095)	(108,066,039)	(699,307)	(166,429)
Capital share transactions: (Note 2)
Class A	(40,787,141)	(19,154,003)	14,846,786	(8,777,929)
Class B	—	(7,931,824)	—	—
Class C	41,930,551	(21,357,248)	3,202,995	(1,000,057)
Class R	(10,211,593)	(12,574,711)	25,544	28,198
Class R6	351,377,703	—	12,502	—
Advisor Class	(557,643,800)	(309,419,923)	1,381,150	827,085
Total capital share transactions	(215,334,280)	(370,437,709)	19,468,977	(8,922,703)
Net increase (decrease) in net assets	3,683,671	(386,852,411)	28,210,987	(6,793,072)
Net assets:
Beginning of year	3,277,960,998	3,664,813,409	25,954,234	32,747,306
End of year	$3,281,644,669	$3,277,960,998	$54,165,221	$25,954,234
Undistributed net investment income (loss) included in
net assets:
End of year	$—	$(2,150,228)	$13,720	$175,790

Annual Report | The accompanying notes are an integral part of these financial statements. | 111

Franklin Strategic Series

Financial Statements (continued)

Statements of Changes in Net Assets (continued)

	Franklin Growth		Franklin Small Cap
	Opportunities Fund		Growth Fund
	Year Ended April 30,		Year Ended April 30,
	2014	2013	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(4,328,922)	$(2,368,918)	$(9,044,371)	$(2,933,796)
Net realized gain (loss) from investments and foreign
currency transactions	34,734,849	549,092	118,376,734	28,952,819
Net change in unrealized appreciation (depreciation)
on investments and translation of other assets and
liabilities denominated in foreign currencies	72,755,872	36,581,747	102,087,491	24,437,254
Net increase (decrease) in net assets resulting
from operations	103,161,799	34,761,921	211,419,854	50,456,277
Distributions to shareholders from:
Net realized gains:
Class A	(7,721,877)	(4,652,871)	(24,165,547)	(6,851,163)
Class B	—	(11,394)	—	(10,436)
Class C	(2,096,347)	(1,259,124)	(6,035,996)	(2,077,955)
Class R	(1,119,208)	(791,447)	(1,265,928)	(348,859)
Class R6	(3,094,887)	—	(1,954,443)	—
Advisor Class	(5,609,140)	(3,639,948)	(8,618,047)	(1,291,841)
Total distributions to shareholders	(19,641,459)	(10,354,784)	(42,039,961)	(10,580,254)
Capital share transactions: (Note 2)
Class A	97,823,516	(6,288,827)	418,746,753	57,075,476
Class B	—	(1,203,871)	—	(1,182,188)
Class C	25,708,687	(793,226)	87,582,326	3,840,639
Class R	2,812,217	(1,056,593)	30,683,689	5,734,645
Class R6	160,891,720	—	77,135,611	—
Advisor Class	30,022,943	18,046,112	308,435,474	37,021,301
Total capital share transactions	317,259,083	8,703,595	922,583,853	102,489,873
Net increase (decrease) in net assets	400,779,423	33,110,732	1,091,963,746	142,365,896
Net assets:
Beginning of year	482,711,822	449,601,090	512,996,561	370,630,665
End of year	$883,491,245	$482,711,822	$1,604,960,307	$512,996,561
Undistributed net investment income (loss) included in
net assets:
End of year	$(1,886,845)	$(1,139,112)	$—	$131,316

112 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Strategic Series

Financial Statements (continued)

Statements of Changes in Net Assets (continued)

	Franklin Small-Mid Cap
	Growth Fund
	Year Ended April 30,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(18,790,409)	$(10,034,089)
Net realized gain (loss) from investments and foreign currency transactions	731,676,246	245,057,502
Net change in unrealized appreciation (depreciation) on investments	39,368,824	53,332,558
Net increase (decrease) in net assets resulting from operations	752,254,661	288,355,971
Distributions to shareholders from:
Net realized gains:
Class A	(308,312,450)	(206,899,409)
Class B	—	(83,282)
Class C	(59,893,715)	(34,536,552)
Class R	(10,409,543)	(5,972,039)
Class R6	(13,191,566)	—
Advisor Class	(87,681,400)	(71,239,570)
Total distributions to shareholders	(479,488,674)	(318,730,852)
Capital share transactions: (Note 2)
Class A	(158,638,312)	(114,236,660)
Class B	—	(3,746,511)
Class C	44,837,913	(9,202,794)
Class R	17,358,312	1,364,360
Class R6	157,466,945	—
Advisor Class	(342,862,855)	84,042,939
Total capital share transactions	(281,837,997)	(41,778,666)
Net increase (decrease) in net assets	(9,072,010)	(72,153,547)
Net assets:
Beginning of year	3,678,943,140	3,751,096,687
End of year	$3,669,871,130	$3,678,943,140
Undistributed net investment income (loss) included in net assets:
End of year	$260,343	$(5,714,337)

Annual Report | The accompanying notes are an integral part of these financial statements. | 113

Franklin Strategic Series

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of nine separate funds, five of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The Funds offer five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Effective May 1, 2013, the Funds began offering a new class of shares, Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds’ calculate the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including

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1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange

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Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

Certain funds participate in an agency based securities lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statements of Investments. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in

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Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Income and Deferred Taxes (continued)

the foreign markets in which the Funds invest. When a capital gain tax is determined to apply the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of April 30, 2014, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2014, there were an unlimited number of shares authorized (without par value).

Transactions in the Funds’ shares were as follows:

	Franklin		Franklin Focused
	Flex Cap Growth Fund		Core Equity Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended April 30, 2014
Shares sold	6,700,704	$375,096,611	2,207,069	$26,644,238
Shares issued in reinvestment of
distributions	5,171,210	276,039,156	43,741	534,953
Shares redeemed	(12,236,062)	(691,922,908)	(1,023,326)	(12,332,405)
Net increase (decrease)	(364,148)	$(40,787,141)	1,227,484	$14,846,786
Year ended April 30, 2013
Shares sold	6,397,482	$309,888,631	514,515	$4,792,474
Shares issued in reinvestment of
distributions	1,178,334	55,146,043	12,299	115,857
Shares redeemed	(7,916,454)	(384,188,677)	(1,507,893)	(13,686,260)
Net increase (decrease)	(340,638)	$(19,154,003)	(981,079)	$(8,777,929)
Class B Shares:
Year ended April 30, 2013[a]
Shares sold	1,058	$45,598
Shares issued in reinvestment of
distributions	1,671	69,863
Shares redeemed	(186,921)	(8,047,285)
Net increase (decrease)	(184,192)	$(7,931,824)

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2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin		Franklin Focused
	Flex Cap Growth Fund		Core Equity Fund
	Shares	Amount	Shares	Amount
Class C Shares:
Year ended April 30, 2014
Shares sold	893,299	$44,126,041	351,843	$4,174,110
Shares issued in reinvestment of
distributions	1,140,917	52,995,741	5,240	62,354
Shares redeemed	(1,121,933)	(55,191,231)	(85,283)	(1,033,469)
Net increase (decrease)	912,283	$41,930,551	271,800	$3,202,995
Year ended April 30, 2013
Shares sold	754,297	$32,844,637	63,732	$579,665
Shares issued in reinvestment of
distributions	245,647	10,290,135	1,895	17,413
Shares redeemed	(1,479,890)	(64,492,020)	(175,614)	(1,597,135)
Net increase (decrease)	(479,946)	$(21,357,248)	(109,987)	$(1,000,057)
Class R Shares:
Year ended April 30, 2014
Shares sold	165,427	$9,014,678	1,978	$24,090
Shares issued in reinvestment of
distributions	178,238	9,181,050	125	1,519
Shares redeemed	(530,379)	(28,407,321)	(5)	(65)
Net increase (decrease)	(186,714)	$(10,211,593)	2,098	$25,544
Year ended April 30, 2013
Shares sold	227,103	$10,756,576	2,918	$28,010
Shares issued in reinvestment of
distributions	48,092	2,188,657	40	372
Shares redeemed	(538,294)	(25,519,944)	(21)	(184)
Net increase (decrease)	(263,099)	$(12,574,711)	2,937	$28,198
Class R6 Shares:
Year ended April 30, 2014[b]
Shares sold[c]	6,538,546	$339,702,428	1,049	$12,502
Shares issued on reinvestment of
distributions	910,764	49,991,855	—	—
Shares redeemed	(668,994)	(38,316,580)	—	—
Net increase (decrease)	6,780,316	$351,377,703	1,049	$12,502

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2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin		Franklin Focused
	Flex Cap Growth Fund		Core Equity Fund
	Shares	Amount	Shares	Amount
Advisor Class Shares:
Year ended April 30, 2014
Shares sold	1,105,318	$63,767,861	151,580	$1,862,457
Shares issued in reinvestment of
distributions	941,204	51,568,568	7,778	95,825
Shares redeemed[b]	(12,088,944)	(672,980,229)	(47,289)	(577,132)
Net increase (decrease)	(10,042,422)	$(557,643,800)	112,069	$1,381,150
Year ended April 30, 2013
Shares sold	1,683,784	$83,003,307	285,268	$2,709,150
Shares issued in reinvestment of
distributions	613,738	29,299,870	2,188	20,718
Shares redeemed	(8,612,189)	(421,723,100)	(216,573)	(1,902,783)
Net increase (decrease)	(6,314,667)	$(309,419,923)	70,883	$827,085

	Franklin Growth		Franklin
	Opportunities Fund		Small Cap Growth Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended April 30, 2014
Shares sold	5,335,483	$149,644,541	32,871,636	$580,436,703
Shares issued in reinvestment of
distributions	259,497	7,351,542	1,287,541	22,969,714
Shares redeemed	(2,121,489)	(59,172,567)	(10,393,514)	(184,659,664)
Net increase (decrease)	3,473,491	$97,823,516	23,765,663	$418,746,753
Year ended April 30, 2013
Shares sold	2,034,008	$45,284,699	8,580,844	$116,114,487
Shares issued in reinvestment of
distributions	204,804	4,405,319	527,904	6,498,498
Shares redeemed	(2,541,886)	(55,978,845)	(5,148,606)	(65,537,509)
Net increase (decrease)	(303,074)	$(6,288,827)	3,960,142	$57,075,476
Class B Shares:
Year ended April 30, 2013[a]
Shares sold	305	$6,881	8,145	$93,755
Shares issued in reinvestment of
distributions	541	10,556	915	10,047
Shares redeemed	(61,518)	(1,221,308)	(113,083)	(1,285,990)
Net increase (decrease)	(60,672)	$(1,203,871)	(104,023)	$(1,182,188)

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Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin Growth		Franklin
	Opportunities Fund		Small Cap Growth Fund
	Shares	Amount	Shares	Amount
Class C Shares:
Year ended April 30, 2014
Shares sold	1,424,840	$35,757,550	6,739,782	$105,854,080
Shares issued in reinvestment of
distributions	78,027	1,977,203	347,196	5,468,331
Shares redeemed	(485,128)	(12,026,066)	(1,517,438)	(23,740,085)
Net increase (decrease)	1,017,739	$25,708,687	5,569,540	$87,582,326
Year ended April 30, 2013
Shares sold	539,955	$10,975,431	1,443,135	$17,053,139
Shares issued in reinvestment of
distributions	60,833	1,181,984	173,172	1,903,160
Shares redeemed	(646,892)	(12,950,641)	(1,314,987)	(15,115,660)
Net increase (decrease)	(46,104)	$(793,226)	301,320	$3,840,639
Class R Shares:
Year ended April 30, 2014
Shares sold	545,166	$14,740,941	2,300,867	$39,848,549
Shares issued in reinvestment of
distributions	40,261	1,108,798	73,430	1,265,928
Shares redeemed	(486,471)	(13,037,522)	(604,595)	(10,430,788)
Net increase (decrease)	98,956	$2,812,217	1,769,702	$30,683,689
Year ended April 30, 2013
Shares sold	421,524	$9,105,885	676,380	$8,470,505
Shares issued in reinvestment of
distributions	37,480	785,961	29,213	348,509
Shares redeemed	(507,973)	(10,948,439)	(242,918)	(3,084,369)
Net increase (decrease)	(48,969)	$(1,056,593)	462,675	$5,734,645
Class R6 Shares:
Year ended April 30, 2014[b]
Shares sold[c]	6,199,116	$165,959,115	4,726,169	$80,264,676
Shares issued on reinvestment of
distributions	103,960	3,094,887	104,015	1,954,443
Shares redeemed	(270,888)	(8,162,282)	(260,302)	(5,083,508)
Net increase (decrease)	6,032,188	$160,891,720	4,569,882	$77,135,611

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2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin Growth		Franklin
	Opportunities Fund		Small Cap Growth Fund
	Shares	Amount	Shares	Amount
Advisor Class Shares:
Year ended April 30, 2014
Shares sold	6,718,925	$202,105,098	21,984,752	$414,137,550
Shares issued in reinvestment of
distributions	187,091	5,564,089	373,668	7,013,753
Shares redeemed[b]	(6,601,759)	(177,646,244)	(6,203,491)	(112,715,829)
Net increase (decrease)	304,257	$30,022,943	16,154,929	$308,435,474
Year ended April 30, 2013
Shares sold	1,061,965	$25,394,126	3,532,296	$51,189,023
Shares issued in reinvestment of
distributions	160,621	3,612,362	84,707	1,091,876
Shares redeemed	(474,835)	(10,960,376)	(1,148,352)	(15,259,598)
Net increase (decrease)	747,751	$18,046,112	2,468,651	$37,021,301

			Franklin Small-Mid Cap
			Growth Fund
			Shares	Amount
Class A Shares:
Year ended April 30, 2014
Shares sold			8,518,651	$352,913,687
Shares issued in reinvestment of distributions			7,034,330	277,011,793
Shares redeemed			(18,857,338)	(788,563,792)
Net increase (decrease)			(3,304,357)	$(158,638,312)
Year ended April 30, 2013
Shares sold			7,696,472	$276,191,716
Shares issued in reinvestment of distributions			5,177,054	173,793,699
Shares redeemed			(15,626,931)	(564,222,075)
Net increase (decrease)			(2,753,405)	$(114,236,660)
Class B Shares:
Year ended April 30, 2013[a]
Shares sold			2,137	$70,578
Shares issued in reinvestment of distributions			2,393	72,482
Shares redeemed			(119,379)	(3,889,571)
Net increase (decrease)			(114,849)	$(3,746,511)

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Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin Small-Mid Cap
	Growth Fund
	Shares	Amount
Class C Shares:
Year ended April 30, 2014
Shares sold	1,311,930	$46,282,012
Shares issued in reinvestment of distributions	1,665,263	54,953,680
Shares redeemed	(1,603,672)	(56,397,779)
Net increase (decrease)	1,373,521	$44,837,913
Year ended April 30, 2013
Shares sold	916,926	$28,779,646
Shares issued in reinvestment of distributions	1,081,181	31,408,307
Shares redeemed	(2,195,464)	(69,390,747)
Net increase (decrease)	(197,357)	$(9,202,794)
Class R Shares:
Year ended April 30, 2014
Shares sold	827,089	$33,172,661
Shares issued in reinvestment of distributions	273,999	10,316,051
Shares redeemed	(661,910)	(26,130,400)
Net increase (decrease)	439,178	$17,358,312
Year ended April 30, 2013
Shares sold	723,580	$25,355,379
Shares issued in reinvestment of distributions	182,327	5,901,923
Shares redeemed	(854,742)	(29,892,942)
Net increase (decrease)	51,165	$1,364,360
Class R6 Shares:
Year ended April 30, 2014[b]
Shares sold	3,770,614	$161,755,908
Shares issued on reinvestment of distributions	318,927	13,190,824
Shares redeemed	(394,411)	(17,479,787)
Net increase (decrease)	3,695,130	$157,466,945
Advisor Class Shares:
Year ended April 30, 2014
Shares sold	3,625,676	$157,249,867
Shares issued in reinvestment of distributions	1,961,538	81,031,144
Shares redeemed	(13,258,411)	(581,143,866)
Net increase (decrease)	(7,671,197)	$(342,862,855)
Year ended April 30, 2013
Shares sold	4,478,999	$168,792,553
Shares issued in reinvestment of distributions	1,908,966	66,642,021
Shares redeemed	(4,046,317)	(151,391,635)
Net increase (decrease)	2,341,648	$84,042,939

aEffective March 22, 2013, all Class B shares were converted to Class A.
bFor the year May 1, 2013 (effective date) to April 30, 2014.

cEffective May 1, 2013, a portion of Advisor Class shares were exchanged into R6 for the Franklin Flex Cap Growth Fund, Franklin Growth Opportunities Fund, and Franklin Small Cap Growth Fund.

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3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund pay an investment management fee to Advisers based on the average daily net assets of each of the funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

The Franklin Focused Core Equity Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.950%	Up to and including $500 million
0.850%	Over $500 million, up to and including $1 billion
0.800%	Over $1 billion, up to and including $1.5 billion
0.750%	Over $1.5 billion, up to and including $6.5 billion
0.725%	Over $6.5 billion, up to and including $11.5 billion
0.700%	Over $11.5 billion, up to and including $16.5 billion
0.690%	Over $16.5 billion, up to and including $19 billion
0.680%	Over $19 billion, up to and including $21.5 billion
0.670%	In excess of $21.5 billion

Effective May 1, 2013, the Franklin Focused Core Equity Fund combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

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Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees (continued)

Prior to May 1, 2013, the Franklin Focused Core Equity Fund paid fees to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.650%	Over $500 million, up to and including $1 billion
0.600%	Over $1 billion, up to and including $1.5 billion
0.550%	Over $1.5 billion, up to and including $6.5 billion
0.525%	Over $6.5 billion, up to and including $11.5 billion
0.500%	Over $11.5 billion, up to and including $16.5 billion
0.490%	Over $16.5 billion, up to and including $19 billion
0.480%	Over $19 billion, up to and including $21.5 billion
0.470%	In excess of $21.5 billion

The Franklin Growth Opportunities Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $500 million
0.600%	Over $500 million, up to and including $1 billion
0.550%	Over $1 billion, up to and including $1.5 billion
0.500%	Over $1.5 billion, up to and including $6.5 billion
0.475%	Over $6.5 billion, up to and including $11.5 billion
0.450%	Over $11.5 billion, up to and including $16.5 billion
0.440%	Over $16.5 billion, up to and including $19 billion
0.430%	Over $19 billion, up to and including $21.5 billion
0.420%	In excess of $21.5 billion

Effective May 1, 2013, the Franklin Growth Opportunities Fund combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

Prior to May 1, 2013, the Franklin Growth Opportunities Fund paid fees to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.500%	Up to and including $500 million
0.400%	Over $500 million, up to and including $1 billion
0.350%	Over $1 billion, up to and including $1.5 billion
0.300%	Over $1.5 billion, up to and including $6.5 billion
0.275%	Over $6.5 billion, up to and including $11.5 billion
0.250%	Over $11.5 billion, up to and including $16.5 billion
0.240%	Over $16.5 billion, up to and including $19 billion
0.230%	Over $19 billion, up to and including $21.5 billion
0.220%	In excess of $21.5 billion

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Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees (continued)

The Franklin Small Cap Growth Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.650%	Over $500 million, up to and including $1 billion
0.600%	Over $1 billion, up to and including $1.5 billion
0.550%	Over $1.5 billion, up to and including $6.5 billion
0.525%	Over $6.5 billion, up to and including $11.5 billion
0.500%	Over $11.5 billion, up to and including $16.5 billion
0.490%	Over $16.5 billion, up to and including $19 billion
0.480%	Over $19 billion, up to and including $21.5 billion
0.470%	In excess of $21.5 billion

Effective May 1, 2013, the Franklin Small Cap Growth Fund combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

Prior to May 1, 2013, the Franklin Small Cap Growth Fund paid fees to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.550%	Up to and including $500 million
0.450%	Over $500 million, up to and including $1 billion
0.400%	Over $1 billion, up to and including $1.5 billion
0.350%	Over $1.5 billion, up to and including $6.5 billion
0.325%	Over $6.5 billion, up to and including $11.5 billion
0.300%	Over $11.5 billion, up to and including $16.5 billion
0.290%	Over $16.5 billion, up to and including $19 billion
0.280%	Over $19 billion, up to and including $21.5 billion
0.270%	In excess of $21.5 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on the Funds’ average daily net assets, and is not an additional expense of the Funds.

Prior to May 1, 2013, before the combining of the investment management and administrative agreements as approved by the Board, the Franklin Focused Core Equity Fund, the Franklin Growth Opportunities Fund and the Franklin Small Cap Growth Fund paid administrative fees to FT Services of 0.20% per year of their average daily net assets.

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Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

			Franklin
	Franklin	Franklin	Growth	Franklin	Franklin
	Flex Cap	Focused Core	Opportunities	Small Cap	Small-Mid Cap
	Growth Fund	Equity Fund	Fund	Growth Fund	Growth Fund
Reimbursement Plans:
Class A	0.25%	0.35%	0.35%	0.35%	0.25%
Compensation Plans:
Class C	1.00%	1.00%	1.00%	1.00%	1.00%
Class R	0.50%	0.50%	0.50%	0.50%	0.50%

The Board has set the current rate at 0.30% per year for Class A shares for the Franklin Focused Core Equity Fund, the Franklin Growth Opportunities Fund and the Franklin Small Cap Growth Fund until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

			Franklin
	Franklin	Franklin	Growth
	Flex Cap	Focused Core	Opportunities
	Growth Fund	Equity Fund	Fund
Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$1,009,441	$38,177	$344,939
CDSC retained	$19,079	$2,796	$13,100

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Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
d.	Sales Charges/Underwriting Agreements (continued)

	Franklin	Franklin
	Small Cap	Small-Mid Cap
	Growth Fund	Growth Fund
Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$612,378	$455,624
CDSC retained	$34,512	$17,441

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended April 30, 2014, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

Franklin
	Franklin	Franklin	Growth	Franklin	Franklin
	Flex Cap	Focused Core	Opportunities	Small Cap	Small-Mid Cap
	Growth Fund	Equity Fund	Fund	Growth Fund	Growth Fund
Transfer agent fees	$3,898,310	$32,231	$525,505	$727,333	$4,366,608

f. Investment in Institutional Fiduciary Trust Money Market Portfolio

The Funds invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Funds are waived on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund, as noted on the Statements of Operations. Prior to May 1, 2013, the waiver was accounted for as a reduction to management fees.

g. Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Franklin Focused Core Equity Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the fund do not exceed 1.00%, and Class R6 does not exceed 0.80% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until August 31, 2014. Prior to August 31, 2013, expenses

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Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
g.	Waiver and Expense Reimbursements (continued)

were limited to 0.89% for Class A, Class C, Class R and Advisor Class and 0.68% for Class R6. Prior to the combining of the investment management and administrative agreements, the fund had a contractual fee agreement with FT Services, which was eliminated effective May 1, 2013.

Additionally, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees for the Funds, except for the Franklin Focused Core Equity Fund, do not exceed 0.01% until August 31, 2014. There were no Class R6 transfer agent fees waived during the year ended April 30, 2014.

h. Other Affiliated Transactions

At April 30, 2014, one or more of the funds in the Franklin Allocator Series owned a percentage of the following funds’ outstanding shares:

Franklin	Franklin Growth	Franklin
Flex Cap	Opportunities	Small Cap
Growth Fund	Fund	Growth Fund
10.61%	13.85%	2.12%

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended April 30, 2014, the custodian fees were reduced as noted in the Statements of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

During the year ended April 30, 2014, the Franklin Focused Core Equity Fund utilized $1,592,509 of capital loss carryforwards.

For tax purposes, the Funds may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At April 30, 2014, the Franklin Growth Opportunities Fund deferred late-year ordinary losses of $1,886,845.

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Notes to Financial Statements (continued)

5. INCOME TAXES (continued)

The tax character of distributions paid during the years ended April 30, 2014 and 2013, was as follows:

	Franklin		Franklin
	Flex Cap		Focused Core
	Growth Fund		Equity Fund
	2014	2013	2014	2013
Distributions paid from:
Ordinary income	$30,002,450	$1,908,157	$243,749	$166,429
Long term capital gain	438,269,645	106,157,882	455,558	—
	$468,272,095	$108,066,039	$699,307	$166,429

	Franklin Growth		Franklin
	Opportunities		Small Cap
	Fund		Growth Fund
	2014	2013	2014	2013
Distributions paid from:
Ordinary income	$—	$—	$9,609,487	$—
Long term capital gain	19,641,459	10,354,784	32,430,474	10,580,254
	$19,641,459	$10,354,784	$42,039,961	$10,580,254

	Franklin
	Small-Mid Cap
	Growth Fund
	2014	2013
Distributions paid from:
Ordinary income	$48,006,745	$—
Long term capital gain	431,481,929	318,730,852
	$479,488,674	$318,730,852

At April 30, 2014, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

			Franklin
	Franklin	Franklin	Growth
	Flex Cap	Focused Core	Opportunities
	Growth Fund	Equity Fund	Fund
Cost of investments	$2,212,312,898	$42,834,275	$687,061,519

Unrealized appreciation	$1,185,388,257	$11,890,357	$225,450,449
Unrealized depreciation	(48,793,525)	(57,367)	(11,869,722)
Net unrealized appreciation (depreciation)	$1,136,594,732	$11,832,990	$213,580,727

Undistributed ordinary income	$47,149,148	$13,720	$—
Undistributed long term capital gains	281,063,721	990,964	13,544,981
Distributable earnings	$328,212,869	$1,004,684	$13,544,981

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Notes to Financial Statements (continued)

5. INCOME TAXES (continued)

	Franklin	Franklin
	Small Cap	Small-Mid Cap
	Growth Fund	Growth Fund
Cost of investments	$1,449,560,901	$2,453,368,462
Unrealized appreciation	$262,416,959	$1,310,199,551
Unrealized depreciation	(58,228,039)	(61,911,712)
Net unrealized appreciation (depreciation)	$204,188,920	$1,248,287,839
Undistributed ordinary income	$35,099,529	$47,465,812
Undistributed long term capital gains	41,941,846	292,674,846
Distributable earnings	$77,041,375	$340,140,658

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of current year late-year ordinary loss deferral and wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2014, were as follows:

			Franklin
	Franklin	Franklin	Growth	Franklin	Franklin
	Flex Cap	Focused Core	Opportunities	Small Cap	Small-Mid Cap
	Growth Fund	Equity Fund	Fund	Growth Fund	Growth Fund
Purchases	$1,366,857,157	$34,131,707	$539,925,864	$1,207,476,469	$1,517,344,422
Sales	$1,999,036,640	$16,576,635	$247,841,168	$403,568,746	$2,207,759,329

7. RESTRICTED SECURITIES

Certain funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

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Notes to Financial Statements (continued)

7. RESTRICTED SECURITIES (continued)

At April 30, 2014, the Franklin Flex Cap Growth Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

		Acquisition
Shares	Issuer	Date	Cost	Value
Franklin Flex Cap Growth Fund
2,227,171 FibroGen Inc., pfd., E
	(Value is 0.38% of Net Assets)	5/19/00	$9,999,998	$12,605,788

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Franklin Small-Mid Cap Growth Fund for the year ended April 30, 2014, were as shown below.

	Number of			Number of
	Shares/			Shares/	Value		Realized
	Warrants Held			Warrants Held	at End		Capital
	at Beginning	Gross	Gross	at End	of	Investment	Gain
Name of Issuer	of Year	Additions	Reductions	of Year	Year	Income	(Loss)
Franklin Small-Mid Cap
Growth Fund
Non-Controlled Affiliates
Stereotaxis Inc	265,000	1,031,152	1,296,152	—	$—	$—	$(15,325,330)
Stereotaxis Inc., 144A	515,576	—	515,576	—	—	—	(1,732,851)
Stereotaxis Inc., wts., 144A,
5/07/18	515,576	—	515,576	—	—	—	—
Total Affiliated Securities (Value is 0.00% of Net Assets)					$—	$—	$(17,058,181)

9. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global

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Notes to Financial Statements (continued)

9. CREDIT FACILITY (continued)

Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statements of Operations. During the year ended April 30, 2014, the Funds did not use the Global Credit Facility.

10. FAIR VALUE MEASUREMENTS

The Trust follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of April 30, 2014, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin Flex Cap Growth Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Pharmaceuticals, Biotechnology
& Life Sciences.	$332,649,511	$—	$12,605,788	$345,255,299
Other Equity Investments[b]	2,905,216,368	—	—	2,905,216,368
Short Term Investments	37,937,180	60,498,783	—	98,435,963
Total Investments in Securities.	$3,275,803,059	$60,498,783	$12,605,788	$3,348,907,630
Franklin Focused Core Equity Fund
Assets:
Investments in Securities:
Equity Investments[b]	$51,796,767	$—	$—	$51,796,767
Short Term Investments	2,870,498	—	—	2,870,498
Total Investments in Securities.	$54,667,265	$—	$—	$54,667,265

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Notes to Financial Statements (continued)

10. FAIR VALUE MEASUREMENTS (continued)

	Level 1	Level 2	Level 3	Total
Franklin Growth Opportunities Fund
Assets:
Investments in Securities:
Equity Investments[b]	$877,853,172	$—	$—	$877,853,172
Short Term Investments	10,764,599	12,024,475	—	22,789,074
Total Investments in Securities.	$888,617,771	$12,024,475	$—	$900,642,246
Franklin Small Cap Growth Fund
Assets:
Investments in Securities:
Equity Investments[b]	$1,521,139,426	$—	$—	$1,521,139,426
Short Term Investments	91,895,995	40,714,400	—	132,610,395
Total Investments in Securities.	$1,613,035,421	$40,714,400	$—	$1,653,749,821
Franklin Small-Mid Cap Growth Fund
Assets:
Investments in Securities:
Equity Investments[b]	$3,612,401,777	$—	$—	$3,612,401,777
Short Term Investments	61,645,499	27,609,025	—	89,254,524
Total Investments in Securities.	$3,674,047,276	$27,609,025	$—	$3,701,656,301

aIncludes common and preferred stocks as well as other equity investments.

bFor detailed categories, see the accompanying Statements of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

11. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

12. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Strategic Series

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Flex Cap Growth Fund, Franklin Focused Core Equity Fund, Franklin Growth Opportunities Fund, Franklin Small Cap Growth Fund, and Franklin Small-Mid Cap Growth Fund (separate portfolios of Franklin Strategic Series, hereafter referred to as the “Funds”) at April 30, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 13, 2014

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Franklin Strategic Series

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Funds hereby report the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended April 30, 2014:

Franklin	Franklin	Franklin Growth	Franklin	Franklin
Flex Cap	Focused Core	Opportunities	Small Cap	Small-Mid Cap
Growth Fund	Equity Fund	Fund	Growth Fund	Growth Fund
$438,269,645	$455,558	$19,641,459	$32,430,474	$431,481,929

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than the following amounts as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended April 30, 2014:

Franklin	Franklin	Franklin
Flex Cap	Small Cap	Small-Mid Cap
Growth Fund	Growth Fund	Growth Fund
$30,002,450	$9,609,487	$48,006,745

Under Section 854(b)(1)(A) of the Code, the Funds hereby report the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 2014:

Franklin	Franklin	Franklin	Franklin
Flex Cap	Focused Core	Small Cap	Small-Mid Cap
Growth Fund	Equity Fund	Growth Fund	Growth Fund
69.08%	100.00%	26.18%	31.04%

Under Section 854(b)(1)(B) of the Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2014:

Franklin	Franklin	Franklin Growth	Franklin	Franklin
Flex Cap	Focused Core	Opportunities	Small Cap	Small-Mid Cap
Growth Fund	Equity Fund	Fund	Growth Fund	Growth Fund
$21,688,244	$589,067	$3,037,263	$2,581,808	$16,542,098

Distributions, including qualified dividend income, paid during calendar year 2014 will be reported to shareholders on Form 1099-DIV by mid-February 2015. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Harris J. Ashton (1932)	Trustee	Since 1991	139	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Sam Ginn (1937)	Trustee	Since 2007	113	ICO Global Communications
One Franklin Parkway				(Holdings) Limited (satellite company)
San Mateo, CA 94403-1906				(2006-2010), Chevron Corporation
				(global energy company) (1989-2009),
				Hewlett-Packard Company (technology
				company) (1996-2002), Safeway, Inc.
				(grocery retailer) (1991-1998) and
				TransAmerica Corporation (insurance
				company) (1989-1999).
Principal Occupation During at Least the Past 5 Years:
Private investor; Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network) (2012); and formerly,
Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive Officer,
AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).

Edith E. Holiday (1952)	Trustee	Since 1998	139	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906				Company (processed foods and
				allied products) (1994-2013), RTI
				International Metals, Inc. (manu-
				facture and distribution of titanium),
				Canadian National Railway (railroad)
				and White Mountains Insurance
				Group, Ltd. (holding company).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	139	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

				Annual Report | 137

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Frank A. Olson (1932)	Trustee	Since 2007	139	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (until 1987).

Larry D. Thompson (1945)	Trustee	Since 2007	139	Cbeyond, Inc. (business commu-
One Franklin Parkway				nications provider) (2010-2012),
San Mateo, CA 94403-1906				The Southern Company (energy
company) (2010-2012) and Graham
Holdings Company (formerly,
The Washington Post Company)
(education and media organization).
Principal Occupation During at Least the Past 5 Years:
Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-present);
and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice
President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution
(2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice
(2001-2003).

John B. Wilson (1959)	Lead	Trustee since	113	None
One Franklin Parkway	Independent	2006 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since
2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Gregory E. Johnson (1961)	Trustee	Since June 2013	149	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

138 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	139	None
One Franklin Parkway	the Board and	Board since June
San Mateo, CA 94403-1906	Trustee	2013 and Trustee
since 1991
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Annual Report | 139

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Deputy Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948)	President and	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief
San Mateo, CA 94403-1906	Executive
Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC;
and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962)	Vice President	Since 2000	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin
Templeton Investments.

140 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc.
(Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective June 13, 2013, Charles B. Johnson ceased to be a trustee of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a
Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an under-
standing of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

Annual Report | 141

Franklin Strategic Series

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held April 15, 2014, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy

142 | Annual Report

Franklin Strategic Series

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the period of the 2012 Hurricane Sandy. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments, including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each such individual Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended January 31, 2014, and previous periods ended that date of up to 10 years depending on when a particular Fund commenced operations. The following summarizes the performance results for each of these Funds and the Board’s view of such performance.

Annual Report | 143

Franklin Strategic Series

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

Franklin Flex Cap Growth Fund – The performance universe for this Fund consisted of the Fund and all retail and institutional multi-cap growth funds as selected by Lipper. The Lipper report showed the Fund’s total return to be in the second-highest performing quintile of such performance universe for the one-year period, and on an annualized basis to be in the second-lowest performing quintile of the performance universe during each of the previous three- and five-year periods, and in the middle performing quintile of such universe during the previous 10-year period. The Board acknowledged the positive impact of steps taken by management in 2012 to commit additional resources to the Fund. The Board found the Fund’s comparative performance as shown in the Lipper report to be acceptable, noting its one-year total return exceeded 29%, and its annualized three- and five-year total returns were within 2% of the median of the Lipper performance universe for such periods.

Franklin Focused Core Equity Fund – The performance universe for this Fund consisted of all retail and institutional multi-cap core funds as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the second-highest performing quintile of such performance universe, and on an annualized basis to be in the second-lowest performing quintile of such performance universe for the previous three-year period and the highest performing quintile of such universe for the previous five-year period. The Board believed that steps that management had taken to improve performance, including a change in the lead portfolio manager, were producing results and that no additional changes to portfolio management were necessary at the present time. The Board found the comparative performance of the Fund as set forth in the Lipper report to be satisfactory.

Franklin Growth Opportunities Fund – The performance universe for this Fund consisted of the Fund and all retail and institutional multi-cap growth funds as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the highest or best performing quintile of its performance universe, and on an annualized basis to be in the middle performing quintile of such universe during each of the previous three- and five-year periods, and the highest performing quintile of such universe for the previous 10-year period. The Board found the comparative performance of the Fund as set forth in the Lipper report to be satisfactory.

Franklin Small Cap Growth Fund – The performance universe for this Fund consisted of the Fund and all retail and institutional small cap growth funds as selected by Lipper. The Lipper report showed the Fund’s total return to be in the highest or best performing quintile of such performance universe during the one-year period, and on an annualized basis to also be in the highest performing quintile of such universe for the previous three- and five-year periods, and the second-highest performing quintile of such universe for the previous 10-year period. The Board was satisfied with the Fund’s investment performance as set forth in the Lipper report.

144 | Annual Report

Franklin Strategic Series

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

Franklin Small-Mid Cap Growth Fund – The performance universe for this Fund consisted of all retail and institutional mid-cap growth funds as selected by Lipper. The Lipper report comparison for the Fund showed its total return during the one-year period to be in the second-highest performing quintile of such performance universe, and on an annualized basis to be in the middle performing quintile of such universe during each of the previous three-, five- and 10-year periods. The Board found the comparative performance of the Fund as set forth in the Lipper report to be satisfactory.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the contractual investment management fee rates and actual total expense ratio for each of Franklin Flex Cap Growth Fund, Franklin Small Cap Growth Fund and Franklin Small-Mid Cap Growth Fund to be in the least expensive quintiles of their respective Lipper expense groups. The contractual investment management fee rate for Franklin Growth Opportunities Fund was in the least expensive quintile of its Lipper expense group and its actual total expense ratio was below the median of such expense group. The Board was satisfied with the contractual management fee rate and total expense ratio of each of these Funds in comparison to their respective expense groups as shown in the Lipper reports. The contractual investment management fee rate for Franklin Focused Core Equity Fund was in the second-highest expense quintile of its Lipper expense group, while its actual total expense ratio was in the least expensive quintile of such expense group. The Board was satisfied with the expenses of this Fund as shown in its Lipper report, noting they were subsidized by management.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2013, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various

Annual Report | 145

Franklin Strategic Series

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Funds’ independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board noted that economies of scale were shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreements for all of the Funds contains breakpoints that continued to asset levels that exceeded their asset sizes at December 31, 2013. The assets of Franklin Focused Core Equity Fund amounted to approximately $46 million at December 31, 2013, and the Board did not believe such size afforded any economies of scale, noting expenses were subsidized by management. In view of such fee structure and the favorable expense comparisons of each of the Funds within their respective expense groups, the Board believed that to the extent economies of scale may be realized by the manager of these Funds and its affiliates, that there was a sharing of benefits with each Fund and its shareholders.

146 | Annual Report

Franklin Strategic Series

Shareholder Information (continued)

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 147

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Annual Report and Shareholder Letter
Franklin Strategic Series

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus.
Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing.
A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved. FSS1 A 06/14

APRIL 30, 2014

ANNUAL REPORT AND SHAREHOLDER LETTER

Franklin Biotechnology Discovery Fund

Franklin Natural Resources Fund

Sign up for electronic delivery
at franklintempleton.com/edelivery

SECTOR

Franklin Strategic Series

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

	Contents
Shareholder Letter	1	Annual Report		Financial Highlights and		Report of Independent
		Economic and Market Overview	3	Statements of Investments	28	Registered Public
						Accounting Firm	62
		Franklin Biotechnology		Financial Statements	44
						Tax Information	63
		Discovery Fund	5	Notes to
		Franklin Natural Resources		Financial Statements	48	Board Members and Officers	64
		Fund	15			Shareholder Information	69

Annual Report

Economic and Market Overview

During the 12-month period ended April 30, 2014, and especially in the second half of 2013, the U.S. economy continued to show signs of recovery driven by consumer and business spending and rising inventories. Despite the abnormally cold weather that suppressed economic activity in the first quarter of 2014, economic indicators were still broadly supportive of recovery at period-end. Manufacturing activity expanded and retail sales for the period rose year-over-year. Home sales declined largely as a result of rising mortgage rates and lower inventories as well as the impact of extreme weather in early 2014, but home prices rose in comparison with year-ago figures. The unemployment rate declined to 6.3% in April 2014 from 7.5% in April 2013,1 and inflation remained below the U.S. Federal Reserve Board’s (Fed’s) 2.0% target.

In October 2013, the federal government temporarily shut down after Congress reached a budget impasse. However, Congress passed a spending bill in January to fund the federal government through September 2014. Congress then approved suspension of the debt ceiling until March 2015. Despite speculation that it would start tapering its quantitative easing, the Fed maintained its monthly bond purchases at $85 billion through December 2013, gradually reducing them beginning in January, based on continued positive economic and employment data. Although economic data in early 2014 were soft in part because of severe winter weather, Fed Chair Janet Yellen kept the pace of asset-purchase tapering intact while adopting a more qualitative approach to rate-hike guidance. However, the Fed remained committed to keeping interest rates low for a considerable time even after the asset purchase program ends, depending on inflation and unemployment trends. Despite volatility in U.S. equity markets toward period-end heightened by geopolitical risks from the crisis in Ukraine, markets continued to advance.

Investors’ confidence grew as corporate profits rose and generally favorable economic data indicated continued recovery despite brief sell-offs when markets reacted to the Fed’s statements, U.S. budget disputes, political instability in certain emerging markets and China’s slowing economy. U.S. stocks generated strong returns for the 12-months under review as the Standard & Poor’s 500 Index and Dow Jones Industrial Average reached all-time highs.2

Annual Report | 3

The foregoing information reflects our analysis and opinions as of April 30, 2014. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.
2. S&P Dow Jones Indices. Copyright © 2014, S&P Dow Jones Indices LLC. All rights reserved. Reproduction of S&P
Dow Jones Indices in any form is prohibited except with the prior written permission of S&P. S&P does not guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omis-
sions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY AND
ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR
FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or con-
sequential damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs)
in connection with subscriber’s or others’ use of S&P Dow Jones Indices.

4 | Annual Report

Franklin Biotechnology Discovery Fund

Your Fund’s Goal and Main Investments: Franklin Biotechnology Discovery Fund seeks capital appreciation by investing at least 80% of its net assets in securities of biotechnology companies and discovery research firms located in the U.S. and other countries.

This annual report for Franklin Biotechnology Discovery Fund covers the fiscal year ended April 30, 2014.

Performance Overview

Franklin Biotechnology Discovery Fund – Class A delivered a +30.60% cumulative total return for the 12 months under review. In comparison, the NASDAQ Biotechnology Index®, which tracks U.S. and international-based biotechnology stocks, generated a +33.59% total return.1 Also for comparison, the Standard & Poor’s 500 Index (S&P 500®), which is a broad measure of the U.S. stock market, generated a +20.44% total return.1, 2 Finally, domestic and international-based stocks, as measured by the NASDAQ Composite Index®, produced a +25.20% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 9.

Performance data represent
past performance, which does
not guarantee future results.
Investment return and principal
value will fluctuate, and you may
have a gain or loss when you sell
your shares. Current performance
may differ from figures shown.
Please visit franklintempleton.com
or call (800) 342-5236 for most
recent month-end performance.

Investment Strategy

The Fund is managed using a bottom-up approach to individual stock selection, with a focus on fundamental analysis and primary research. We look for bio-technology, biopharmaceutical and platform technology companies that possess products with favorable competitive profiles, large market opportunities and strong intellectual property, supported by thoughtful clinical and market development strategies. Our assessment of these products is based on extensive primary research and due diligence and includes, but is not limited to, a thorough review of medical literature, consultation of community and academic physicians, and attendance at scientific meetings and symposia. Additionally, we favor companies with excellent management, strong financial characteristics and attractive valuations.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 32.

Annual Report | 5

Top 10 Holdings
Franklin Biotechnology Discovery Fund
4/30/14

Company	% of Total
Sector/Industry	Net Assets
Gilead Sciences Inc.	11.0%
Biotechnology
Biogen Idec Inc.	7.7%
Biotechnology
Amgen Inc.	5.3%
Biotechnology
Regeneron Pharmaceuticals Inc.	5.1%
Biotechnology
Celgene Corp.	5.1%
Biotechnology
Medivation Inc.	4.4%
Biotechnology
Alexion Pharmaceuticals Inc.	3.1%
Biotechnology
Incyte Corp.	2.9%
Biotechnology
Illumina Inc.	2.8%
Life Sciences Tools & Services
Vertex Pharmaceuticals Inc.	2.5%
Biotechnology

Manager’s Discussion

During the 12 months under review, many biotechnology stocks rallied amid clinical and regulatory successes. Within the Fund’s portfolio, the performance of individual stocks varied greatly, with several holdings reaching all-time highs and even delivering triple-digit gains. However, the biotechnology industry remains subject to volatility surrounding trial drug results, and a few positions declined notably following adverse outcomes. Please keep in mind that volatility is not uncommon in the biotechnology sector, and the Fund seeks to take advantage of short-term volatility by initiating or adding to securities we believe to be undervalued.

Leading contributors to the Fund’s absolute performance included Gilead Sciences, Celgene, Incyte and Alexion Pharmaceuticals. Gilead develops therapeutics to treat life-threatening diseases, including HIV, liver disease and respiratory illnesses. During the period, Gilead’s shares rallied after the company announced an early end to clinical trials for its blood cancer drug idelalisib following positive clinical results. The U.S. Food and Drug Administration (FDA) and the European Commission approved the company’s potential blockbuster drug Sovaldi, used to treat hepatitis C. Gilead reported strong 2013 earnings driven by increased sales of antiviral drugs. First-quarter 2014 earnings exceeded expectations because of Sovaldi’s strong prescription growth soon after its launch.

Celgene discovers, develops and sells therapies for treating cancer and immunological diseases. Shares of Celgene rose as the company announced positive late-stage clinical trials of some of its pipeline drugs targeting cancer. Impressive sales for the company’s flagship blood-cancer treatment, Revlimid, helped revenue growth during the period. Celgene’s drug sales increased in part because of the company’s expansion of availability to new regions. Sales also increased for a number of medicines, including Abraxane, whose application expanded from lung and breast cancer to pancreatic cancer.

Incyte focuses on the discovery, development and commercialization of drugs, primarily for oncology and inflammation. The company’s revenues were driven by sales of Jakafi, the company’s only marketed drug, which is used to treat patients of intermediate- or high-risk myelofibrosis. During the period, the company announced positive Phase III trials of Jakafi for patients with polycythemia vera, a type of blood cancer.

6 | Annual Report

Alexion Pharmaceuticals’ shares rallied because of a potential takeover by Roche Holding early in the period. The FDA granted an orphan drug designation to the company’s sole marketed drug, Soliris, for the treatment of neuromyelitis optica, a rare neurological disorder. An orphan drug designation was also granted to Soliris for preventing delayed graft function in renal transplant patients. The company reported better-than-expected earnings results in recent quarters, driven by Soliris’s strong sales. The company also provided solid 2014 revenue and earnings growth forecasts following a reimbursement deal with France on Soliris. The company has started a rolling FDA submission process for asfotase alfa for the treatment of a rare disease, hypophosphatasia, which, if approved, would be the company’s second commercial product.

In contrast, certain Fund holdings weighed on performance. ARIAD Pharmaceuticals’ share price fell after the biotechnology company suspended trials on its leukemia drug Iclusig amid reports of harmful side effects. After initially halting the drug’s marketing in the U.S., the FDA allowed sales to resume with revised labeling and limited application.

Shares of Sarepta Therapeutics, a biopharmaceutical company focused on developing innovative RNA-based therapeutics, fell as the FDA raised concerns over granting marketing approval for Sarepta’s flagship drug eteplirsen based on the existing trial design.3 The FDA advised the company that a new, larger trial with a placebo might be warranted because of new data and the failure of a competing drug’s trial. However, toward the end of the period, the FDA indicated that safety and efficacy data from studies without placebo groups could support marketing approval.

Ireland-based clinical biopharmaceutical company Amarin met with regulatory delay in its effort to expand the application of its cholesterol drug Vascepa to include patients with high triglycerides who already take a statin drug. Although the company’s fish-oil pill treatment is approved for patients with severely high triglycerides, an FDA panel requested that Amarin complete a study on heart benefits to decide on the wider use of Vascepa. In early 2014, the FDA turned down Amarin’s request to reinstate a testing process that Amarin hoped would allow approval of the drug’s expanded use.

Annual Report | 7

Thank you for your continued participation in Franklin Biotechnology Discovery Fund. We look forward to serving your future investment needs.

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
2. S&P 500: Copyright © 2014, S&P Dow Jones Indices LLC. All rights reserved. Reproduction of S&P U.S. Index data in any form is prohibited except with the prior written permission of S&P. S&P does not guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED
WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR
PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or consequential damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with sub-
scriber’s or others’ use of S&P U.S. Index data.
3. Sold by period-end.

8 | Annual Report

Performance Summary as of 4/30/14

Franklin Biotechnology Discovery Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class	4/30/14	4/30/13		Change
A (FBDIX)	$129.27	$105.95	+$	23.32
Advisor (FTDZX)	$130.86	$106.86	+$	24.00
		5/1/13
R6 (FRBRX)	$131.09	$104.56	+$	26.53
		3/4/14
C (n/a)	$129.06[1]	$159.15	-$	30.09

Distributions
	Short-Term	Long-Term
Share Class	Capital Gain	Capital Gain		Total
A (5/1/13–4/30/14)	$1.5839	$7.2093		$8.7932
R6 (5/1/13–4/30/14)	$1.5839	$7.2093		$8.7932
Advisor (5/1/13–4/30/14)	$1.5839	$7.2093		$8.7932

Annual Report | 9

Performance Summary (continued)

Performance as of 4/30/142

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R6/Advisor Class: no sales charges.

					Value of		Average Annual
		Cumulative		Average Annual	$10,000		Total Return		Total Annual Operating Expenses [7]
Share Class		Total Return[3]		Total Return [4]	Investment [5]		(3/31/14	) [6]	(with waiver)	(without waiver)
A									1.21%	1.22%
1-Year	+	30.60%	+	23.09%	$12,309	+	42.10%
5-Year	+	221.66%	+	24.84%	$30,319	+	25.77%
10-Year	+	200.34%	+	10.97%	$28,307	+	12.19%
C8									1.92%	1.93%
Since Inception (3/4/14)		-18.91%[1]		-19.72%	$8,028		-13.06%
R6[8]									0.71%	0.72%
Since Inception (5/1/13)	+	34.10%	+	34.10%	$13,410	+	45.02%
Advisor[9]									0.92%	0.93%
1-Year	+	31.02%	+	31.02%	$13,102	+	51.23%
5-Year	+	226.09%	+	26.67%	$32,609	+	27.61%
10-Year	+	204.47%	+	11.78%	$30,447	+	13.00%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

10 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 11

All investments involve risks, including possible loss of principal. The Fund is a nondiversified fund that concentrates in a single sector, which involves risks such as patent considerations, product liability, government regulatory requirements, and regulatory approval for new drugs and medical products. Biotechnology companies often are small and/or relatively new. Smaller companies can be particularly sensitive to changes in economic conditions and have less certain growth prospects than larger, more established companies and can be volatile, especially over the short term. The Fund may also invest in foreign companies, which involve special risks, including currency fluctuations and political uncer-
tainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The
Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Price and total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to
Class C shares’ net assets at 4/30/14 for financial reporting purposes, and as a result, Class C shares’ net asset values for shareholder transactions and the total returns based on those net asset values differ from the adjusted net asset values and total returns reported in the Financial Highlights.
2. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Performance is not annualized.
9. Effective 9/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/1/09, a restated figure is used based upon the Fund’s Class A per-
formance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +184.44% and +25.15%.
10. Source: © 2014 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The NASDAQ Biotechnology Index is a modified capitalization-weighted index designed to measure performance of all NASDAQ stocks in the biotechnology sector.
11. S&P 500: Copyright © 2014, S&P Dow Jones Indices LLC. All rights reserved. Reproduction of S&P U.S. Index data in any form is prohibited except with the prior written permission of S&P. S&P does not guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY
AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR
PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or consequential damages, costs, expenses, legal fees, or losses
(including lost income or lost profit and opportunity costs) in connection with subscriber’s or others’ use of S&P U.S. Index data.

12 | Annual Report

Your Fund’s Expenses

Franklin Biotechnology Discovery Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 13

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/13	Value 4/30/14	Period* 11/1/13– 4/30/14
A
Actual	$1,000	$1,088.30	$5.70
Hypothetical (5% return before expenses)	$1,000	$1,019.39	$5.51
C
Actual (3/4/14-4/30/14)	$1,000	$810.90	$2.59
Hypothetical (5% return before expenses)	$1,000	$1,019.29	$9.00
R6
Actual	$1,000	$1,090.90	$3.27
Hypothetical (5% return before expenses)	$1,000	$1,021.72	$3.16
Advisor
Actual	$1,000	$1,090.10	$4.15
Hypothetical (5% return before expenses)	$1,000	$1,020.88	$4.01

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.10%; C: 1.80%; R6: 0.63%; and Advisor: 0.80%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period for Class C hypothetical expenses and actual and hypothetical expenses for Classes A, R6 and Advisor. The multiplier is 58/365 for Class C actual expenses to reflect the number of days since inception.

14 | Annual Report

Franklin Natural Resources Fund

Your Fund’s Goal and Main Investments: Franklin Natural Resources Fund seeks high total return (total return consists of capital appreciation and current dividend and interest income) by investing at least 80% of its net assets in equity and debt securities of companies that own, produce, refine, process, transport or market natural resources, as well as those that provide related services for natural resources companies.

We are pleased to bring you Franklin Natural Resources Fund’s annual report for the fiscal year ended April 30, 2014.

Performance Overview

Franklin Natural Resources Fund – Class A delivered a +20.74% cumulative total return for the 12 months under review. In comparison, the Standard & Poor’s (S&P®) North American Natural Resources Index, which tracks companies involved in industries such as mining, energy, timber and forestry services, and the production of pulp and paper, produced a +20.76% total return.1, 2 Also in comparison, the S&P 500 Index, which is a broad measure of the U.S. stock market, generated a +20.44% total return.1, 2 Please note index performance information is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. The Fund’s strategy, which focuses on companies with higher long-term growth potential, differs from the natural resources index’s large weighting in income-oriented companies with more limited growth opportunities. This difference may occasionally lead to wide performance discrepancies, especially in periods when investors focus on short-term safety and yield. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 21.

Performance data represent
past performance, which does
not guarantee future results.
Investment return and principal
value will fluctuate, and you may
have a gain or loss when you sell
your shares. Current performance
may differ from figures shown.
Please visit franklintempleton.com
or call (800) 342-5236 for most
recent month-end performance.

Investment Strategy

We use a fundamental, research-driven approach to identify industries in the natural resources sector that we believe offer the strongest underlying attributes including, but not limited to, favorable supply and demand characteristics, barriers to entry, and pricing power. Within those industries, we seek to identify individual companies that have identifiable growth drivers and that present, in our opinion, the best trade-off between growth potential, business and financial risk, and valuation. The Fund’s holdings are typically concentrated in the energy sector but also can include investments in metals and mining, chemicals, paper and forest products, and other related sectors.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 40.

Annual Report | 15

Sector Overview

Global economic conditions generally improved during the 12-month review period, but weakness in some emerging market country economies, a partial U.S. federal government shutdown in October and geopolitical tensions in the Middle East and Eastern Europe weighed on investor sentiment and some commodities. Despite adverse weather in the U.S., the U.K. and Japan in early 2014, commodities were still primarily driven by an improved outlook for developed market economies as moderating growth in emerging markets provided limited support. Globally, inflation remained tame, as inflation rates in the eurozone and Japan remained well below their respective central banks’ targets. Overall, global commodity price performance strengthened, and near period-end the Thomson Reuters/CoreCommodity CRB Index of key materials reached a 12-month high as price declines for many precious and industrial metals were countered by price gains for agricultural and energy commodities.3 Although gold stocks generally weakened, many diversified metals and mining stocks strengthened. Energy stocks displayed broad strength as oil and natural gas prices recovered to healthy levels. In this environment, oil and gas equipment and services companies and oil and gas exploration and production companies were particularly strong.

World oil use reached a record level in March amid steady consumption growth in developing market countries and a modest recovery in U.S. demand. In addition, oil prices were bolstered by unrest in the Middle East and geopolitical tensions created by the conflict in Ukraine, which raised concerns about the stability of global oil supplies. Although crude oil prices rose for the 12-month review period and reached a multi-year high in early September, concerns remained over China’s slowing economic growth, moderating appetite for oil, and growing U.S. crude oil production and inventories. However, these concerns were partially offset by general optimism about U.S. economic growth and a continued recovery in eurozone economies. After declining during the first half of the period largely as a result of robust production, natural gas prices ended the period higher as severe winter weather in many parts of the U.S. increased heating demand and drew down stockpiles. U.S. energy production has grown notably during the past few years, driven by the application of new extraction methods and technology that resulted in gains in drilling efficiency, or the ability to produce more oil and gas with fewer rigs. The U.S. crude oil import level declined to an 18-year low in February, and in early 2014 U.S. oil production reached its highest level in more than 25 years.

16 | Annual Report

Prices for metals tended to decline as mining projects initiated in recent years commenced production and increased supply amid lackluster demand growth. The spot gold price fell more than 12% for the 12-month period as a combination of low inflation, stable economic growth and improved investor sentiment weighed on precious metals, although prices rebounded near period-end as a result of geopolitical tensions.4 Industrial metals generally trailed the performance of other commodities amid renewed concerns about economic growth in emerging market countries, particularly in China, and the potential impact on demand for base metals. In addition, several large mining projects were in the commissioning phase and could loosen the supply and demand balance over the next year or more. As a result, prices for several base metals remained near multi-year lows in April. However, continuing improvement across global economies should increase demand and, along with better capital discipline from producers, may help support prices for many commodities, including precious and industrial metals, over the long term.

Manager’s Discussion

The Fund’s overall performance was largely driven by investor recognition of positive fundamental trends in energy-related industries with higher operating leverage and growth potential, such as oil and gas equipment and services, oil and gas drilling, and oil and gas exploration and production (E&P). In contrast, diversified metals and mining, as well as coal and consumable fuels, under-performed as these industries reflected negative fundamental trends such as lackluster demand growth and increasing supply.

Relative to the benchmark S&P North American Natural Resources Index, the Fund benefited from certain sector weightings and stock selection. In particular, the Fund’s overweighted positions in two of the index’s best-performing industries, E&P and oil and gas equipment and services, contributed to relative performance, as these industries benefited from the U.S. onshore market’s growing resource development activity.

E&P was the Fund’s largest contributor to absolute performance as the industry featured several standout performers that appreciated strongly for the period, such as Triangle Petroleum,5 Matador Resources and Sanchez Energy, which are not included in the index, as well as Whiting Petroleum and Cimarex Energy. Our smaller, off-benchmark investment in Synergy Resources also rose significantly for the period. The only major E&P detractor was Cobalt

Annual Report | 17

International Energy, which suffered after reporting disappointing exploration results. Although a lack of ownership in several strongly performing stocks negatively impacted relative performance, this effect was more than offset by the positive contributions of our investments in outperforming companies that possessed what we considered to be more attractive valuations and stronger growth profiles.

Oil and gas equipment and services was the second largest industry contributor to absolute performance, as nearly all holdings produced positive returns. Several had strong returns, including our positions in Key Energy Services and Weatherford International, as well as our off-benchmark investments in Rignet and PHI. Another strong, off-benchmark performer was Pioneer Energy Services, an oil and gas drilling company tied to the oil and gas equipment and services industry. The primary driver of industry performance was investor recognition of improving fundamental conditions in the onshore U.S. market, where many E&P companies planned to increase spending in 2014. This trend, in addition to service providers’ capital spending restraint, led to expectations for growing capacity utilization and the potential for stronger pricing and an acceleration in earnings growth. Conversely, shares of offshore-focused companies fared poorly as signs of a deceleration in spending growth began to emerge. Although the Fund owned some positions tied to the offshore markets, we reduced exposure over the second half of the period as we shifted our focus to companies with greater onshore development exposure.

The Fund’s underweighting in integrated oil and gas boosted relative results. Additionally, the Fund’s industry holdings outperformed those of the index, as off-benchmark positions in European companies, including France-based Total, outpaced their U.S. peers, which the Fund underweighted. In particular, the Fund’s underweighting in Chevron, which underperformed, was a leading contributor to relative performance. European integrated oil and gas companies generally outperformed as investors embraced their restructuring efforts and greater focus on investment returns and cash generation. Discounted valuations and signs of improvement in many European economies also likely contributed to European stocks’ healthy performance. The benefit of our off-benchmark investments in European integrated oil and gas companies was somewhat offset by weak performance of our off-benchmark position in Brazil’s national oil company Petroleo Brasileiro, which continued to suffer from production delays and government policies on fuel price regulation.

18 | Annual Report

Our slight underweighting and stock selection in the gold industry helped relative performance, although our overall gold holdings hurt absolute performance as the gold industry continued to struggle against a weak gold price and high production costs. Many gold companies have been making progress on cost rationalization and cash flow generation. Consequently, the stock performance of several companies improved beginning in the middle of December. Some of the Fund’s smaller positions recovered more strongly, however, particularly Osisko Mining, which rejected an acquisition bid in January from Goldcorp, another Fund holding, and subsequently accepted a joint acquisition bid from Agnico Eagle Mines and Yamana Gold in April. The Fund also benefited from a lack of ownership in certain large gold mining companies that performed poorly.

The Fund’s overall holdings in oil and gas refining and marketing companies outperformed those of the index and contributed to absolute performance. However, an underweighting detracted slightly from relative performance as the industry benefited from a widening price differential between the global benchmark Brent crude oil and the U.S. benchmark West Texas Intermediate (WTI) crude oil. This dynamic was primarily felt in the fourth quarter of 2013 when WTI crude oil prices fell to $92 per barrel amid views that rising inventories on the Gulf Coast would further pressure domestic oil prices, lower feedstock costs and increase refining margins, a situation that did not come to pass.4

Our overweighting in diversified metals and mining companies was the largest detractor from relative performance as investors continued to display aversion toward the sector. Initiatives such as cost cutting and capital spending reductions led to an improvement in corporate fundamentals that was reflected in the share prices of some companies such as Freeport McMoRan Copper & Gold and off-benchmark positions in global miners BHP Billiton and Rio Tinto. However, many companies remained out of favor with investors owing to concerns that base metal demand would wane amid signs of moderating growth in China and other emerging market countries. Investors were similarly cautious about metallurgical coal producers such as Peabody Energy, Alpha Natural Resources5 and Canada-based Teck Resources. Smaller capitalization, foreign-based companies were some of the worst performers as they suffered from negative sentiment toward companies with emerging market exposure, in addition to the general underperformance of emerging market equities. We maintained an overweighted allocation to diversified metals and mining companies compared to the index’s small weighting, given what we considered to be these companies’ relatively attractive valuations and longer term cash flow growth potential.

Annual Report | 19

Thank you for your continued participation in Franklin Natural Resources Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
2. S&P North American Natural Resources Index, S&P 500: Copyright © 2014, S&P Dow Jones Indices LLC. All rights reserved. Reproduction of S&P Dow Jones Indices in any form is prohibited except with the prior written permission of
S&P. S&P does not guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such infor-
mation. S&P DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY
WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or consequential damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with subscriber’s or others’ use of S&P Dow Jones Indices.
3. © Thomson Reuters 2014. All rights reserved.
4. Source: Bloomberg, L.P.
5. No longer held by period-end.

20 | Annual Report

Performance Summary as of 4/30/14

Franklin Natural Resources Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class	4/30/14	4/30/13		Change
A (FRNRX)	$39.79	$33.03	+$	6.76
C (FNCRX)	$38.39	$32.02	+$	6.37
Advisor (FNRAX)	$42.52	$35.31	+$	7.21
		9/20/13
R6 (n/a)	$42.58	$38.28	+$	4.30

Distributions
Share Class	Dividend Income
A (5/1/13–4/30/14)	$0.0781
R6 (9/20/13–4/30/14)	$0.2017
Advisor (5/1/13–4/30/14)	$0.2017

Annual Report | 21

Performance Summary (continued)

Performance as of 4/30/141

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R6/Advisor Class: no sales charges.

					Value of		Average Annual	Total Annual
		Cumulative		Average Annual	$10,000		Total Return	Operating
Share Class		Total Return[2]		Total Return[3]	Investment[4]		(3/31/14)[5]	Expenses[6]
A								1.08%
1-Year	+	20.74%	+	13.78%	$11,378	+	3.62%
5-Year	+	83.78%	+	11.61%	$17,318	+	13.23%
10-Year	+	184.85%	+	10.38%	$26,843	+	9.77%
C								1.77%
1-Year	+	19.89%	+	18.89%	$11,889	+	8.18%
5-Year	+	77.41%	+	12.15%	$17,741	+	13.80%
Since Inception (9/1/05)	+	59.62%	+	5.55%	$15,962	+	4.99%
R6[7]								0.48%
Since Inception (9/20/13)	+	11.83%	+	11.83%	$11,183	+	6.27%
Advisor								0.78%
1-Year	+	21.07%	+	21.07%	$12,107	+	10.28%
5-Year	+	86.51%	+	13.28%	$18,651	+	14.93%
10-Year	+	193.46%	+	11.37%	$29,346	+	10.75%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

22 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 23

24 | Annual Report

Performance Summary (continued)

All investments involve risks, including possible loss of principal. Investing in a fund concentrating in the natural resources sector involves special risks, including increased susceptibility to adverse economic and regulatory developments affecting the sector. Smaller companies can be particularly sensitive to changes in economic conditions and have less certain growth prospects than larger, more established companies and can be volatile, especially over the short term. The Fund may also invest in foreign companies, which involve special risks, including currency fluctuations and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Performance is not annualized.
8. Source: © 2014 Morningstar. The S&P 500 Index is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The S&P North American Natural Resources Index is a modified capitalization-weighted index that includes companies involved in extractive industries (mining), energy and forestry services, producers of pulp and paper, and owners and operators of timber tracts or plantations.
9. Copyright © 2014, S&P Dow Jones Indices LLC. All rights reserved. Reproduction of S&P Dow Jones Indices in any form is prohibited except with the prior written permission of S&P. S&P does not guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY
AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR
PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or consequential damages, costs, expenses, legal fees, or losses
(including lost income or lost profit and opportunity costs) in connection with subscriber’s or others’ use of S&P Dow Jones Indices.

Annual Report | 25

Your Fund’s Expenses

Franklin Natural Resources Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

26 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/13	Value 4/30/14	Period* 11/1/13– 4/30/14
A
Actual	$1,000	$1,083.70	$5.48
Hypothetical (5% return before expenses)	$1,000	$1,019.54	$5.31
C
Actual	$1,000	$1,079.90	$8.87
Hypothetical (5% return before expenses)	$1,000	$1,016.27	$8.60
R6
Actual	$1,000	$1,086.60	$2.74
Hypothetical (5% return before expenses)	$1,000	$1,022.07	$2.66
Advisor
Actual	$1,000	$1,085.30	$3.77
Hypothetical (5% return before expenses)	$1,000	$1,021.17	$3.66

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.06%; C: 1.72%; R6: 0.53% and Advisor: 0.73%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Annual Report | 27

Franklin Strategic Series
Financial Highlights

Franklin Biotechnology Discovery Fund
		Year Ended April 30,
Class A	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$105.95	$76.22	$77.78	$65.08	$49.73
Income from investment operations[a]:
Net investment income (loss)[b]	(1.07)	(0.76)	(0.75)	(0.80)	(0.51)
Net realized and unrealized gains (losses)	33.18	30.56	9.02	13.50	15.86
Total from investment operations	32.11	29.80	8.27	12.70	15.35
Less distributions from:
Net investment income	—	(0.07)	(0.52)	—	—
Net realized gains	(8.79)	—	(9.31)	—	—
Total distributions	(8.79)	(0.07)	(9.83)	—	—
Net asset value, end of year	$129.27	$105.95	$76.22	$77.78	$65.08

Total return[c]	30.60%	39.12%	13.18%	19.51%	30.87%

Ratios to average net assets
Expenses	1.10%[d,e]	1.20%	1.26%	1.31%[e]	1.32%[e]
Net investment income (loss)	(0.82)%	(0.88)%	(1.03)%	(1.24)%	(0.87)%

Supplemental data
Net assets, end of year (000’s)	$1,141,890	$653,718	$434,678	$402,112	$346,127
Portfolio turnover rate	48.70%	33.64%	46.54%	235.14%	41.58%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

28 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Strategic Series

Financial Highlights (continued)

Franklin Biotechnology Discovery Fund
Period Ended
April 30,
Class C	2014 [a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$159.15
Income from investment operations[b]:
Net investment income (loss)[c]	(0.34)
Net realized and unrealized gains (losses)	(29.70)
Total from investment operations	(30.04)
Net asset value, end of period	$129.11

Total return[d]	(18.88)%

Ratios to average net assets[e]
Expenses[f]	1.80%
Net investment income (loss)	(1.52)%

Supplemental data
Net assets, end of period (000’s)	$5,486
Portfolio turnover rate	48.70%

aFor the period March 4, 2014 (effective date) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 29

Franklin Strategic Series
Financial Highlights (continued)

Franklin Biotechnology Discovery Fund
Year Ended
April 30,
Class R6	2014 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$104.56
Income from investment operations[b]:
Net investment income (loss)[c]	(0.49)
Net realized and unrealized gains (losses)	35.81
Total from investment operations	35.32
Less distributions from net realized gains	(8.79)
Net asset value, end of year	$131.09

Total return	34.10%

Ratios to average net assets
Expenses[d]	0.63%
Net investment income (loss)	(0.35)%

Supplemental data
Net assets, end of year (000’s)	$50,846
Portfolio turnover rate	48.70%

aFor the year May 1, 2013 (effective date) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

30 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Strategic Series
Financial Highlights (continued)

Franklin Biotechnology Discovery Fund
		Year Ended April 30,
Advisor Class	2014	2013	2012	2011	2010 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$106.86	$76.65	$78.15	$65.20	$57.01
Income from investment operations[b]:
Net investment income (loss)[c]	(0.69)	(0.52)	(0.53)	(0.62)	(0.40)
Net realized and unrealized gains (losses)	33.48	30.80	9.05	13.57	8.59
Total from investment operations	32.79	30.28	8.52	12.95	8.19
Less distributions from:
Net investment income	—	(0.07)	(0.71)	—	—
Net realized gains	(8.79)	—	(9.31)	—	—
Total distributions	(8.79)	(0.07)	(10.02)	—	—
Net asset value, end of year	$130.86	$106.86	$76.65	$78.15	$65.20

Total return[d]	31.02%	39.51%	13.51%	19.86%	14.37%

Ratios to average net assets[e]
Expenses	0.80%[f,g]	0.91%	0.97%	1.02%[g]	1.05%[g]
Net investment income (loss)	(0.52)%	(0.59)%	(0.74)%	(0.95)%	(0.60)%

Supplemental data
Net assets, end of year (000’s)	$91,012	$25,744	$9,330	$5,009	$1,596
Portfolio turnover rate	48.70%	33.64%	46.54%	235.14%	41.58%

aFor the period September 1, 2009 (effective date) to April 30, 2010.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 31

Franklin Strategic Series

Statement of Investments, April 30, 2014

Franklin Biotechnology Discovery Fund	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests 98.8%
Biotechnology 82.5%
[a,b]Acadia Pharmaceuticals Inc.	United States	645,400	$12,991,902
[a,b]Acceleron Pharma Inc.	United States	229,000	7,866,150
[a]Acorda Therapeutics Inc.	United States	184,462	6,539,178
[a,b]ADMA Biologics Inc.	United States	133,400	1,033,850
[a,b]Agios Pharmaceuticals Inc.	United States	140,400	5,905,224
[a,b]Akebia Therapeutics Inc.	United States	164,800	4,016,176
[a]Alexion Pharmaceuticals Inc.	United States	253,700	40,135,340
[a]Alkermes PLC	United States	160,200	7,410,852
[a]Alnylam Pharmaceuticals Inc.	United States	349,400	17,305,782
[a,b]Amarin Corp. PLC, ADR	Ireland	1,457,900	2,361,798
Amgen Inc.	United States	607,000	67,832,250
[a]Anthera Pharmaceuticals Inc.	United States	292,062	826,536
[a]Aquinox Pharmaceuticals Inc.	Canada	205,700	1,878,041
[a,b]ARIAD Pharmaceuticals Inc.	United States	1,651,327	12,005,147
[a]Arrowhead Research Corp.	United States	530,000	5,777,000
[a]Auspex Pharmaceuticals Inc.	United States	184,300	3,951,392
[a,b]BIND Therapeutics Inc.	United States	146,800	1,384,324
[a]Biogen Idec Inc.	United States	344,461	98,901,642
[a]BioMarin Pharmaceutical Inc.	United States	471,656	27,464,530
[a]Biospecifics Technologies Corp.	United States	103,450	2,454,869
[a,b]Bluebird Bio Inc.	United States	133,128	2,635,934
[a,b]Cara Therapeutics Inc.	United States	202,400	2,912,536
[a,b]Catalyst Pharmaceutical Partners Inc.	United States	782,400	1,627,392
[a]Celgene Corp.	United States	448,100	65,875,181
[a]Celldex Therapeutics Inc.	United States	1,320,029	19,800,435
[a,b]ChemoCentryx Inc.	United States	595,308	3,262,288
[a]Clovis Oncology Inc.	United States	215,400	11,646,678
[a]Concert Pharmaceuticals Inc.	United States	263,800	2,358,372
[a]Curis Inc.	United States	525,100	1,186,726
[a]Cytokinetics Inc.	United States	329,700	1,500,135
[a,b]CytRx Corp.	United States	589,000	1,808,230
[a,b]Dicerna Pharmaceuticals Inc.	United States	237,523	4,458,307
[a]Dyax Corp.	United States	378,900	2,504,529
[a]Dynavax Technologies Corp.	United States	2,460,700	4,010,941
[a,b]Eleven Biotherapeutics Inc.	United States	313,900	4,234,511
[a]Fiveprime Therapeutics Inc.	United States	159,000	2,221,230
[a]Gilead Sciences Inc.	United States	1,806,500	141,792,185
[a]GlycoMimetics Inc.	United States	337,000	4,471,990
[a]Halozyme Therapeutics Inc.	United States	809,979	6,034,344
[a,b]Heat Biologics Inc.	United States	279,200	1,521,640
[a]Heron Therapeutics Inc.	United States	965,010	11,628,371
[a,c]Heron Therapeutics Inc., wts., 144A, 7/01/16	United States	278,594	2,354,119
[a]Hyperion Therapeutics Inc.	United States	85,300	2,101,792
[a]Incyte Corp.	United States	779,100	37,833,096
[a]Infinity Pharmaceuticals Inc.	United States	174,000	1,699,980
[a]Insmed Inc.	United States	417,926	5,825,888
[a,d]Intarcia Therapeutics Inc., DD	United States	80,195	2,582,279
[a]Intercept Pharmaceuticals Inc.	United States	44,400	11,726,928

32 | Annual Report

Franklin Strategic Series

Statement of Investments, April 30, 2014 (continued)

Franklin Biotechnology Discovery Fund	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)
Biotechnology (continued)
[a,b]Intrexon Corp.	United States	66,049	$1,247,005
[a]Isis Pharmaceuticals Inc.	United States	444,500	11,828,145
[a,b]Karyopharm Therapeutics Inc.	United States	445,900	11,963,497
[a,b]Keryx Biopharmaceuticals Inc.	United States	902,900	13,335,833
[a,b]La Jolla Pharmaceutical Co.	United States	320,400	2,928,456
[a,c]Lorus Therapeutics Inc., 144A	Canada	5,866,600	3,050,921
[a]Lpath Inc., A	United States	437,485	1,854,936
[a]MacroGenics Inc.	United States	165,900	3,308,046
[a,b]Mast Therapeutics Inc.	United States	5,353,500	3,073,444
[a]Mast Therapeutics Inc., wts., 6/14/18	United States	4,544,600	908,920
[a]Medivation Inc.	United States	945,454	56,925,785
[a,b]MEI Pharma Inc.	United States	412,365	3,224,694
[a,b]Mirati Therapeutics Inc.	Canada	322,200	6,070,248
[a]Momenta Pharmaceutical Inc.	United States	143,700	1,641,054
[a]Neurocrine Biosciences Inc.	United States	690,900	9,686,418
[a,b]NewLink Genetics Corp.	United States	274,800	6,045,600
[a,b]Northwest Biotherapeutics Inc.	United States	684,260	4,064,504
[a]Northwest Biotherapeutics Inc., wts., 8/08/14	United States	223,880	579,849
[a,e]Northwest Biotherapeutics Inc., wts., 2/20/19	United States	223,880	1,114,434
[a]Novavax Inc.	United States	1,332,300	5,835,474
[a]NPS Pharmaceuticals Inc.	United States	223,900	5,960,218
[a,b]OncoMed Pharmaceuticals Inc.	United States	91,700	2,415,378
[a,b]Oncothyreon Inc.	United States	1,413,000	4,041,180
[a,b]Orexigen Therapeutics Inc.	United States	1,145,200	6,436,024
[a,c]OvaScience Inc., 144A	United States	166,654	1,353,231
[a]Pharmacyclics Inc.	United States	144,100	13,628,978
[a]Portola Pharmaceuticals Inc.	United States	447,100	10,488,966
[a]Progenics Pharmaceuticals Inc.	United States	267,701	944,985
[a,b]Prosensa Holding NV	Netherlands	100,300	701,097
[a]PTC Therapeutics Inc.	United States	160,000	3,126,400
[a]Puma Biotechnology Inc.	United States	206,344	15,587,226
[a]Receptos Inc.	United States	394,541	13,331,540
[a]Regeneron Pharmaceuticals Inc.	United States	222,509	66,060,697
[a]Sangamo BioSciences Inc.	United States	342,700	4,742,968
[a]Sophiris Bio Inc.	Canada	212,600	701,580
[a]Stemline Therapeutics Inc.	United States	354,400	5,425,864
[a,b]Sunesis Pharmaceuticals Inc.	United States	577,400	2,962,062
[a]Targacept Inc.	United States	849,686	3,772,606
[a]Tekmira Pharmaceuticals Corp.	Canada	726,200	9,651,198
[a]Tesaro Inc.	United States	254,100	6,342,336
[a]Threshold Pharmaceuticals Inc.	United States	616,100	2,526,010
[a]Threshold Pharmaceuticals Inc., wts., 3/16/16	United States	190,476	124,952
[a]Tonix Pharmaceuticals Holding Corp.	United States	164,181	1,597,481
[a]Ultragenyx Pharmaceutical Inc.	United States	82,400	3,195,472
[a]United Therapeutics Corp.	United States	77,600	7,760,776
[a]Verastem Inc.	United States	97,200	811,620
[a]Vertex Pharmaceuticals Inc.	United States	469,600	31,791,920
			1,063,828,048

Annual Report | 33

Franklin Strategic Series

Statement of Investments, April 30, 2014 (continued)

Franklin Biotechnology Discovery Fund	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)
Health Care Equipment & Supplies 0.2%
[a,b]Cerus Corp.	United States	512,400	$2,218,692
Life Sciences Tools & Services 3.6%
[a]Fluidigm Corp.	United States	269,500	10,122,420
[a]Illumina Inc.	United States	267,900	36,394,215
			46,516,635
Pharmaceuticals 12.5%
[a,b]AcelRx Pharmaceuticals Inc.	United States	284,900	3,082,618
Allergan Inc.	United States	157,900	26,186,136
[a]Aratana Therapeutics Inc.	United States	367,400	5,062,772
[a]Auxilium Pharmaceuticals Inc.	United States	320,000	7,203,200
[a,f]Celsus Therapeutics PLC, ADR	United Kingdom	289,817	1,773,680
[a,b]GW Pharmaceuticals PLC, ADR	United Kingdom	142,497	10,416,531
[a,b]Horizon Pharma Inc.	United States	288,000	4,083,840
[a]Intra-Cellular Therapies Inc.	United States	305,600	5,103,520
[a]Jazz Pharmaceuticals PLC	United States	93,700	12,640,130
[a]Nektar Therapeutics	United States	930,600	10,953,162
[a]Nuvo Research Inc.	Canada	112,036	341,408
[a,c]Nuvo Research Inc., 144A	Canada	52,941	161,327
[a]Pacira Pharmaceuticals Inc.	United States	56,800	3,890,232
[a,b]Repros Therapeutics Inc.	United States	742,125	12,519,649
[a]Sagent Pharmaceuticals Inc.	United States	776,600	16,067,854
[a]Salix Pharmaceuticals Ltd.	United States	36,400	4,004,000
[a]SciClone Pharmaceuticals Inc.	United States	1,576,460	7,535,479
Shire PLC, ADR	Ireland	143,000	24,560,250
[a,b]TherapeuticsMD Inc.	United States	1,285,600	5,399,520
[a]Transcept Pharmaceuticals Inc.	United States	163,581	482,564
			161,467,872
Total Common Stocks and Other Equity Interests
(Cost $939,326,036)			1,274,031,247
Preferred Stocks (Cost $5,065,937) 0.5%
Biotechnology 0.5%
[a,d]FibroGen Inc., pfd., E	United States	1,128,271	6,386,014
Total Investments before Short Term Investments
(Cost $944,391,973)			1,280,417,261
Short Term Investments 8.8%
Money Market Funds (Cost $9,738,828) 0.8%
[a,g]Institutional Fiduciary Trust Money Market Portfolio	United States	9,738,828	9,738,828
[h]Investments from Cash Collateral Received for Loaned Securities
(Cost $103,270,161) 8.0%
Money Market Funds 8.0%
[i]BNY Mellon Overnight Government Fund, 0.05%	United States	103,270,161	103,270,161
Total Investments (Cost $1,057,400,962) 108.1%			1,393,426,250
Other Assets, less Liabilities (8.1)%			(104,192,333)
Net Assets 100.0%			$1,289,233,917

34 | Annual Report

Franklin Strategic Series

Statement of Investments, April 30, 2014 (continued)

Franklin Biotechnology Discovery Fund

See Abbreviations on page 61.

aNon-income producing.
bA portion or all of the security is on loan at April 30, 2014. See Note 1(c).
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30,
2014, the aggregate value of these securities was $6,919,598, representing 0.54% of net assets.
dSee Note 7 regarding restricted securities.
eSecurity has been deemed illiquid because it may not be able to be sold within seven days. At April 30, 2014, the value of this security was $1,114,434, representing 0.09% of net assets.
fSee Note 8 regarding holdings of 5% voting securities.
gSee Note 3(f) regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.
hSee Note 1(c) regarding securities on loan.
iThe rate shown is the annualized seven-day yield at period end.

Annual Report | The accompanying notes are an integral part of these financial statements. | 35

Franklin Strategic Series
Financial Highlights

Franklin Natural Resources Fund
		Year Ended April 30,
Class A	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$33.03	$35.81	$44.75	$33.15	$22.55
Income from investment operations[a]:
Net investment income[b]	0.19	0.08	0.04	0.03	0.01
Net realized and unrealized gains (losses)	6.65	(2.86)	(8.72)	12.21	11.02
Total from investment operations	6.84	(2.78)	(8.68)	12.24	11.03
Less distributions from net investment income	(0.08)	—	(0.26)	(0.64)	(0.43)
Net asset value, end of year	$39.79	$33.03	$35.81	$44.75	$33.15

Total return[c]	20.74%	(7.76)%	(19.36)%	37.31%	49.04%

Ratios to average net assets
Expenses	1.07%[d,e]	1.08%	1.03%	1.00%	1.04%[e]
Net investment income	0.53%	0.26%	0.11%	0.07%	0.02%

Supplemental data
Net assets, end of year (000’s)	$624,250	$628,722	$827,693	$1,153,098	$673,662
Portfolio turnover rate	21.03%	20.40%	26.75%	23.60%	31.18%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

36 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Strategic Series
Financial Highlights (continued)

Franklin Natural Resources Fund
		Year Ended April 30,
Class C	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$32.02	$34.96	$43.87	$32.57	$22.15
Income from investment operations[a]:
Net investment income (loss)[b]	(0.06)	(0.14)	(0.22)	(0.23)	(0.20)
Net realized and unrealized gains (losses)	6.43	(2.80)	(8.53)	11.98	10.81
Total from investment operations	6.37	(2.94)	(8.75)	11.75	10.61
Less distributions from net investment income	—	—	(0.16)	(0.45)	(0.19)
Net asset value, end of year	$38.39	$32.02	$34.96	$43.87	$32.57

Total return[c]	19.89%	(8.41)%	(19.91)%	36.30%	48.00%

Ratios to average net assets
Expenses	1.76%[d,e]	1.77%	1.73%	1.70%	1.74%[e]
Net investment income (loss)	(0.16)%	(0.43)%	(0.59)%	(0.63)%	(0.68)%

Supplemental data
Net assets, end of year (000’s)	$126,651	$130,424	$176,036	$241,746	$123,939
Portfolio turnover rate	21.03%	20.40%	26.75%	23.60%	31.18%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 37

Franklin Strategic Series

Financial Highlights (continued)

Franklin Natural Resources Fund
Period Ended
April 30,
Class R6	2014 [a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$38.28
Income from investment operations[b]:
Net investment income[c]	0.19
Net realized and unrealized gains (losses)	4.31
Total from investment operations	4.50
Less distributions from net investment income	(0.20)
Net asset value, end of period	$42.58

Total return[d]	11.83%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.55%
Expenses net of waiver and payments by affiliates[f]	0.53%
Net investment income	1.07%

Supplemental data
Net assets, end of period (000's)	$939
Portfolio turnover rate	21.03%

aFor the period September 20, 2013 (effective date) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

38 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Strategic Series
Financial Highlights (continued)

Franklin Natural Resources Fund
		Year Ended April 30,
Advisor Class	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$35.31	$38.17	$47.58	$35.19	$23.94
Income from investment operations[a]:
Net investment income[b]	0.31	0.21	0.16	0.14	0.10
Net realized and unrealized gains (losses)	7.10	(3.07)	(9.27)	12.98	11.71
Total from investment operations	7.41	(2.86)	(9.11)	13.12	11.81
Less distributions from net investment income	(0.20)	—	(0.30)	(0.73)	(0.56)
Net asset value, end of year	$42.52	$35.31	$38.17	$47.58	$35.19

Total return	21.07%	(7.49)%	(19.10)%	37.70%	49.48%

Ratios to average net assets
Expenses	0.77%[c,d]	0.78%	0.73%	0.70%	0.74%[d]
Net investment income	0.83%	0.56%	0.41%	0.37%	0.32%

Supplemental data
Net assets, end of year (000’s)	$94,651	$117,087	$235,810	$243,180	$106,773
Portfolio turnover rate	21.03%	20.40%	26.75%	23.60%	31.18%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payments by affiliates rounds to less than 0.01%.
dBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 39

Franklin Strategic Series

Statement of Investments, April 30, 2014

Franklin Natural Resources Fund	Country	Shares	Value
Common Stocks 92.5%
Coal & Consumable Fuels 1.3%
[a,b]Energy Coal Resources, 144A	United States	199,375	$—
Peabody Energy Corp.	United States	556,250	10,574,312
			10,574,312
Commodity Chemicals 0.7%
LyondellBasell Industries NV, A	United States	67,500	6,243,750
Construction Materials 0.3%
Martin Marietta Materials Inc.	United States	19,000	2,362,270
Diversified Metals & Mining 10.6%
BHP Billiton PLC, ADR	United Kingdom	295,000	19,086,500
Freeport-McMoRan Copper & Gold Inc., B	United States	458,000	15,741,460
Glencore Xstrata PLC	Switzerland	2,092,700	11,255,140
[a]Imperial Metals Corp.	Canada	306,000	3,894,622
[a]MMG Ltd.	Australia	12,788,000	2,969,024
[a,c]Molycorp Inc.	United States	723,850	3,438,287
[a]Nautilus Minerals Inc.	Canada	746,000	401,569
PanAust Ltd.	Australia	2,777,687	4,141,433
Rio Tinto PLC, ADR	United Kingdom	211,000	11,455,190
[a]Sandfire Resources NL	Australia	732,667	3,865,871
Teck Resources Ltd., B	Canada	499,000	11,362,230
[a]Turquoise Hill Resources Ltd.	Canada	451,100	1,759,290
			89,370,616
Fertilizers & Agricultural Chemicals 1.2%
The Mosaic Co.	United States	121,000	6,054,840
Potash Corp. of Saskatchewan Inc.	Canada	115,000	4,158,400
			10,213,240
Gold 4.8%
Agnico Eagle Mines Ltd.	Canada	119,000	3,514,466
AngloGold Ashanti Ltd., ADR	South Africa	270,000	4,887,000
[a]B2Gold Corp.	Canada	1,212,600	3,484,960
Barrick Gold Corp.	Canada	338,000	5,904,860
[a]G-Resources Group Ltd.	Hong Kong	86,108,260	2,365,718
Goldcorp Inc.	Canada	294,000	7,267,680
[a]Newcrest Mining Ltd.	Australia	300,000	2,915,045
Randgold Resources Ltd., ADR	Jersey Islands	81,500	6,525,705
[a]Romarco Minerals Inc.	Canada	4,177,000	3,353,643
[a]St. Barbara Ltd.	Australia	388,873	77,667
			40,296,744
Integrated Oil & Gas 14.2%
BP PLC, ADR	United Kingdom	159,000	8,048,580
Chevron Corp.	United States	169,000	21,212,880
Exxon Mobil Corp.	United States	292,200	29,924,202
Hess Corp.	United States	89,900	8,015,484
Occidental Petroleum Corp.	United States	250,000	23,937,500
Petroleo Brasileiro SA, ADR	Brazil	424,000	5,885,120

40 | Annual Report

Franklin Strategic Series

Statement of Investments, April 30, 2014 (continued)

Franklin Natural Resources Fund	Country	Shares	Value
Common Stocks (continued)
Integrated Oil & Gas (continued)
Royal Dutch Shell PLC, A, ADR	United Kingdom	105,100	$8,275,574
Total SA, B, ADR	France	214,600	15,288,104
			120,587,444
Oil & Gas Drilling 2.8%
Ensco PLC, A	United States	77,119	3,890,653
Noble Corp. PLC	United States	125,000	3,851,250
[a]Pioneer Energy Services Corp.	United States	705,937	10,567,877
[a]Rowan Cos. PLC	United States	182,000	5,627,440
			23,937,220
Oil & Gas Equipment & Services 22.3%
Baker Hughes Inc.	United States	234,100	16,363,590
[a]C&J Energy Services Inc.	United States	199,000	5,981,940
[a]Cameron International Corp.	United States	200,000	12,992,000
[a]Dresser-Rand Group Inc.	United States	103,000	6,225,320
[a]Dril-Quip Inc.	United States	39,900	4,513,488
[a]FMC Technologies Inc.	United States	139,000	7,881,300
[a]Forum Energy Technologies Inc.	United States	143,700	4,290,882
Halliburton Co.	United States	389,335	24,555,359
[a]Hornbeck Offshore Services Inc.	United States	122,000	5,054,460
[a]Key Energy Services Inc.	United States	1,007,800	10,118,312
National Oilwell Varco Inc.	United States	102,000	8,010,060
Oceaneering International Inc.	United States	112,000	8,207,360
[a]Oil States International Inc.	United States	42,000	4,079,880
[a]PHI Inc., non-voting	United States	84,000	3,763,200
[a]RigNet Inc.	United States	123,800	5,788,888
Schlumberger Ltd.	United States	365,804	37,147,396
Superior Energy Services Inc.	United States	454,000	14,945,680
[a]Weatherford International Ltd.	United States	407,000	8,547,000
			188,466,115
Oil & Gas Exploration & Production 29.1%
Anadarko Petroleum Corp.	United States	276,900	27,418,638
[a]Antero Resources Corp.	United States	31,000	2,035,770
Cabot Oil & Gas Corp., A	United States	496,000	19,482,880
Canadian Natural Resources Ltd.	Canada	290,300	11,828,656
Cimarex Energy Co.	United States	51,000	6,075,120
[a]Cobalt International Energy Inc.	United States	381,000	6,858,000
[a]Concho Resources Inc.	United States	70,600	9,209,770
Devon Energy Corp.	United States	181,000	12,670,000
[a]Diamondback Energy Inc.	United States	90,000	6,474,600
EnCana Corp.	Canada	689,000	15,991,690
EQT Corp.	United States	67,000	7,302,330
[a]Gran Tierra Energy Inc.	Colombia	829,000	5,927,350
[a]Kosmos Energy Ltd.	United States	412,370	4,503,080
Marathon Oil Corp.	United States	414,000	14,966,100
[a]Matador Resources Co.	United States	208,246	5,980,825

Annual Report | 41

Franklin Strategic Series

Statement of Investments, April 30, 2014 (continued)

Franklin Natural Resources Fund	Country	Shares	Value
Common Stocks (continued)
Oil & Gas Exploration & Production (continued)
[a]MEG Energy Corp.	Canada	206,600	$7,438,015
Noble Energy Inc.	United States	192,200	13,796,116
[a]Oasis Petroleum Inc.	United States	194,000	9,022,940
[a]Rex Energy Corp.	United States	436,000	9,182,160
SM Energy Co.	United States	113,000	8,376,690
[a]Southwestern Energy Co.	United States	470,000	22,503,600
[a]Synergy Resources Corp.	United States	392,500	4,568,700
Tullow Oil PLC	United Kingdom	581,100	8,634,855
[a]Whiting Petroleum Corp.	United States	86,289	6,361,225
			246,609,110
Oil & Gas Refining & Marketing 3.7%
HollyFrontier Corp.	United States	166,000	8,729,940
Marathon Petroleum Corp.	United States	31,000	2,881,450
Phillips 66	United States	148,500	12,358,170
Valero Energy Corp.	United States	135,000	7,717,950
			31,687,510
Precious Metals & Minerals 0.5%
[a]Tahoe Resources Inc.	United States	47,000	1,045,874
[a,d]Tahoe Resources Inc., 144A	United States	143,000	3,182,127
			4,228,001
Renewable Electricity 0.1%
[a]Alterra Power Corp.	Canada	2,609,800	761,951
Specialty Chemicals 0.5%
Celanese Corp., A	United States	70,500	4,330,815
Steel 0.4%
Cliffs Natural Resources Inc.	United States	196,000	3,473,120
Total Common Stocks (Cost $536,984,953)			783,142,218
Convertible Preferred Stocks 1.5%
Oil & Gas Exploration & Production 1.5%
[d]Sanchez Energy Corp., 4.875%, cvt. pfd., 144A	United States	110,000	7,909,682
Sanchez Energy Corp., 6.50%, cvt. pfd., B	United States	60,000	4,499,665
Total Convertible Preferred Stocks (Cost $8,500,000)			12,409,347
Preferred Stocks (Cost $2,376,164) 0.0%
Coal & Consumable Fuels 0.0%
[a,b]Energy Coal Resources, 144A, pfd.	United States	29,847	—

		Principal Amount
Convertible Bonds (Cost $4,453,000) 0.4%
Diversified Metals & Mining 0.4%
Molycorp Inc., senior note, cvt., 6.00%, 9/01/17	United States	$4,453,000	3,590,231
Total Investments before Short Term Investments
(Cost $552,314,117)			799,141,796

42 | Annual Report

Franklin Strategic Series

Statement of Investments, April 30, 2014 (continued)

Franklin Natural Resources Fund	Country	Shares	Value
Short Term Investments 6.0%
Money Market Funds (Cost $48,057,981) 5.7%
[a,e]Institutional Fiduciary Trust Money Market Portfolio	United States	48,057,981	$48,057,981
[f]Investments from Cash Collateral Received for Loaned Securities
(Cost $2,500,000) 0.3%
Money Market Funds 0.3%
[g]BNY Mellon Overnight Government Fund, 0.05%	United States	2,500,000	2,500,000
Total Investments (Cost $602,872,098) 100.4%			849,699,777
Other Assets, less Liabilities (0.4)%			(3,209,129)
Net Assets 100.0%			$846,490,648

See Abbreviations on page 61.

aNon-income producing.
bSee Note 7 regarding restricted securities.
cA portion or all of the security is on loan at April 30, 2014. See Note 1(c).
dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30,
2014, the aggregate value of these securities was $11,091,809, representing 1.31% of net assets.
eSee Note 3(f) regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.
fSee Note 1(c) regarding securities on loan.
gThe rate shown is the annualized seven-day yield at period end.

Annual Report | The accompanying notes are an integral part of these financial statements. | 43

Franklin Strategic Series

Financial Statements

Statements of Assets and Liabilities
April 30, 2014

	Franklin
	Biotechnology	Franklin Natural
	Discovery Fund	Resources Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,046,010,175	$554,814,117
Cost - Non-controlled affiliated issuers (Note 8)	1,651,959	—
Cost - Sweep Money Fund (Note 3f)	9,738,828	48,057,981
Total cost of investments	$1,057,400,962	$602,872,098
Value - Unaffiliated issuers	$1,381,913,742	$801,641,796
Value - Non-controlled affiliated issuers (Note 8)	1,773,680	—
Value - Sweep Money Fund (Note 3f)	9,738,828	48,057,981
Total value of investments*	1,393,426,250	849,699,777
Cash	—	2,050
Receivables:
Investment securities sold	1,715,240	1,860,055
Capital shares sold	2,542,103	1,351,378
Dividends and interest	266,128	659,691
Other assets	1,110	448
Total assets	1,397,950,831	853,573,399
Liabilities:
Payables:
Investment securities purchased	83,240	2,124,488
Capital shares redeemed	4,067,739	1,549,091
Management fees	506,738	324,441
Administrative fees	128,413	—
Distribution fees	290,566	251,126
Transfer agent fees	308,597	264,492
Payable upon return of securities loaned	103,270,161	2,500,000
Accrued expenses and other liabilities	61,460	69,113
Total liabilities	108,716,914	7,082,751
Net assets, at value	$1,289,233,917	$846,490,648
Net assets consist of:
Paid-in capital	$936,855,086	$643,072,510
Distributions in excess of net investment income	—	(597,485)
Net unrealized appreciation (depreciation)	336,025,288	246,825,620
Accumulated net realized gain (loss)	16,353,543	(42,809,997)
Net assets, at value	$1,289,233,917	$846,490,648

*Includes securities loaned	$99,941,763	$2,375,000

44 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Strategic Series

Financial Statements (continued)

Statements of Assets and Liabilities (continued)
April 30, 2014

	Franklin
	Biotechnology	Franklin Natural
	Discovery Fund	Resources Fund
Class A:
Net assets, at value	$1,141,890,471	$624,249,954
Shares outstanding	8,833,639	15,690,217
Net asset value per share[a]	$129.27	$39.79
Maximum offering price per share (net asset value per share ÷ 94.25%)	$137.16	$42.22
Class C:
Net assets, at value	$5,485,903	$126,651,057
Shares outstanding	42,491	3,298,904
Net asset value and maximum offering price per share[a]	$129.11	$38.39
Class R6:
Net assets, at value	$50,845,615	$938,541
Shares outstanding	387,857	22,044
Net asset value and maximum offering price per share	$131.09	$42.58
Advisor Class:
Net assets, at value	$91,011,928	$94,651,096
Shares outstanding	695,479	2,226,084
Net asset value and maximum offering price per share	$130.86	$42.52

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 45

Franklin Strategic Series

Financial Statements (continued)

Statements of Operations
for the year ended April 30, 2014

	Franklin
	Biotechnology	Franklin Natural
	Discovery Fund	Resources Fund
Investment income:
Dividends	$1,580,245	$12,787,686
Interest	—	267,189
Income from securities loaned	1,456,143	266,723
Total investment income	3,036,388	13,321,598
Expenses:
Management fees (Note 3a)	5,270,196	3,990,779
Administrative fees (Note 3b)	1,371,707	—
Distribution fees: (Note 3c)
Class A	3,059,052	1,790,960
Class C	5,228	1,226,888
Transfer agent fees: (Note 3e)
Class A	1,674,361	1,529,273
Class C	848	313,518
Class R6	182	54
Advisor Class	100,063	267,411
Custodian fees (Note 4)	8,918	13,025
Reports to shareholders	136,750	151,144
Registration and filing fees	161,975	99,308
Professional fees	58,346	48,896
Trustees’ fees and expenses	9,609	9,921
Other	11,305	15,861
Total expenses	11,868,540	9,457,038
Expense reductions (Note 4)	(36)	(30)
Expenses waived/paid by affiliates (Note 3f and 3g)	(42,779)	(23,930)
Net expenses	11,825,725	9,433,078
Net investment income (loss)	(8,789,337)	3,888,520
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	107,450,657	19,694,467
Foreign currency transactions	7,498	(68)
Net realized gain (loss)	107,458,155	19,694,399
Net change in unrealized appreciation (depreciation) on:
Investments	121,720,853	131,397,466
Translation of other assets and liabilities denominated in foreign currencies	—	(2,727)
Net change in unrealized appreciation (depreciation)	121,720,853	131,394,739
Net realized and unrealized gain (loss)	229,179,008	151,089,138
Net increase (decrease) in net assets resulting from operations	$220,389,671	$154,977,658

46 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Strategic Series

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin		Franklin
	Biotechnology Discovery Fund		Natural Resources Fund
	Year Ended April 30,		Year Ended April 30,
	2014	2013	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(8,789,337)	$(4,433,817)	$3,888,520	$2,011,892
Net realized gain (loss) from investments and
foreign currency transactions	107,458,155	3,465,460	19,694,399	(16,017,210)
Net change in unrealized appreciation
(depreciation) on investments and translation
of other assets and liabilities denominated in
foreign currencies	121,720,853	177,139,592	131,394,739	(76,683,143)
Net increase (decrease) in net assets
resulting from operations	220,389,671	176,171,235	154,977,658	(90,688,461)
Distributions to shareholders from:
Net investment income:
Class A	—	(387,235)	(1,295,936)	—
Class R6	—	—	(1,339)	—
Advisor Class	—	(12,343)	(479,364)	—
Net realized gains:
Class A	(68,524,706)	—	—	—
Class R6	(3,579,787)	—	—	—
Advisor Class	(3,829,703)	—	—	—
Total distributions to shareholders	(75,934,196)	(399,578)	(1,776,639)	—
Capital share transactions: (Note 2)
Class A	350,198,470	48,927,671	(116,275,300)	(133,616,540)
Class C	6,094,568	—	(25,999,370)	(30,691,809)
Class R6	44,555,564	—	886,459	—
Advisor Class	64,466,934	10,756,033	(41,555,321)	(108,309,557)
Total capital share transactions	465,315,536	59,683,704	(182,943,532)	(272,617,906)
Net increase (decrease) in net assets	609,771,011	235,455,361	(29,742,513)	(363,306,367)
Net assets:
Beginning of year	679,462,906	444,007,545	876,233,161	1,239,539,528
End of year	$1,289,233,917	$679,462,906	$846,490,648	$876,233,161
Distributions in excess of net investment income
included in net assets, end of year	$—	$(2,017,147)	$(597,485)	$(9,242,141)

Annual Report | The accompanying notes are an integral part of these financial statements. | 47

Franklin Strategic Series

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of nine separate funds, two of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The Funds offer four classes of shares: Class A, Class C, Class R6, and Advisor Class. Effective May 1, 2013 and September 20, 2013, the Franklin Biotechnology Discovery Fund and Franklin Natural Resources Fund, respectively, began offering a new class of shares, Class R6. Effective March 4, 2014, the Franklin Biotechnology Discovery Fund began offering a new class of shares, Class C. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees. On May 15, 2014, the Trust’s Board of Trustees (the Board) approved a proposal to close the Franklin Biotechnology Discovery Fund to new investors with limited exceptions effective on or about July 8, 2014.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds’ calculate the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Board, the Funds’ administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

48 | Annual Report

Franklin Strategic Series

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Annual Report | 49

Franklin Strategic Series

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Funds participate in an agency based securities lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statements of Investments. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower.

50 | Annual Report

Franklin Strategic Series

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Income and Deferred Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of April 30, 2014, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Annual Report | 51

Franklin Strategic Series

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2014, there were an unlimited number of shares authorized (without par value).

Transactions in the Funds’ shares were as follows:

	Franklin Biotechnology		Franklin Natural
	Discovery Fund		Resources Fund
Class A Shares:	Shares	Amount	Shares	Amount
Year ended April 30, 2014
Shares sold	5,217,381	$685,233,368	2,604,685	$92,042,342
Shares issued in reinvestment of
distributions	515,565	64,316,784	35,605	1,243,317
Shares redeemed	(3,069,325)	(399,351,682)	(5,984,517)	(209,560,959)
Net increase (decrease)	2,663,621	$350,198,470	(3,344,227)	$(116,275,300)
Year ended April 30, 2013
Shares sold	2,920,895	$258,879,692	3,751,622	$122,605,579
Shares issued in reinvestment of
distributions	4,248	360,364	—	—
Shares redeemed	(2,457,896)	(210,312,385)	(7,827,491)	(256,222,119)
Net increase (decrease)	467,247	$48,927,671	(4,075,869)	$(133,616,540)
Class C Shares:
Year ended April 30, 2014[a]
Shares sold	44,841	$6,399,029	445,572	$15,263,971
Shares redeemed	(2,350)	(304,461)	(1,219,381)	(41,263,341)
Net increase (decrease)	42,491	$6,094,568	(773,809)	$(25,999,370)
Year ended April 30, 2013
Shares sold			619,977	$19,772,196
Shares redeemed			(1,582,017)	(50,464,005)
Net increase (decrease)			(962,040)	$(30,691,809)
52 | Annual Report

Franklin Strategic Series

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin Biotechnology		Franklin Natural
	Discovery Fund		Resources Fund
	Shares	Amount	Shares	Amount
Class R6 Shares:
Year ended April 30, 2014[b,c]
Shares sold[d,e]	431,359	$50,546,318	22,009	$885,146
Shares issued on reinvestment of
distributions	28,341	3,579,477	35	1,313
Shares redeemed	(71,843)	(9,570,231)	—	—
Net increase (decrease)	387,857	$44,555,564	22,044	$886,459
Advisor Class Shares:
Year ended April 30, 2014
Shares sold	755,324	$105,199,247	824,952	$31,227,566
Shares issued in reinvestment of
distributions	24,447	3,083,964	11,764	438,464
Shares redeemed[c,d]	(325,219)	(43,816,277)	(1,926,993)	(73,221,351)
Net increase (decrease)	454,552	$64,466,934	(1,090,277)	$(41,555,321)
Year ended April 30, 2013
Shares sold	149,576	$13,375,042	1,454,171	$50,960,731
Shares issued in reinvestment of
distributions	111	9,479	—	—
Shares redeemed	(30,479)	(2,628,488)	(4,315,230)	(159,270,288)
Net increase (decrease)	119,208	$10,756,033	(2,861,059)	$(108,309,557)

aFor the period March 4, 2014 (effective date) to April 30, 2014 for the Franklin Biotechnology Discovery Fund.
bFor the year May 1, 2013 (effective date) to April 30, 2014.
cFor the period September 20, 2013 (effective date) to April 30, 2014 for the Franklin Natural Resources Fund.
dEffective May 1, 2013, a portion of Advisor Class shares were exchanged into Class R6 for the Franklin Biotechnology Discovery Fund.
eEffective September 20, 2013, a portion of Advisor Class shares were exchanged into Class R6 for the Franklin Natural Resources Fund.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Annual Report | 53

Franklin Strategic Series

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees

The Funds pay an investment management fee to Advisers based on the average daily net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

The Franklin Biotechnology Discovery Fund pays an administrative fee to FT Services based on the fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

Under an agreement with Advisers, FT Services provides administrative services to the Franklin Natural Resources Fund. The fee is paid by Advisers based on the fund’s average daily net assets, and is not an additional expense of the fund.

On April 15, 2014, the Board approved the proposal to combine the investment management and administration agreements for the Franklin Biotechnology Discovery Fund. The fees to be paid under the new combined agreement will not exceed the aggregate fees that would have been paid under the separate agreements. The new agreement went into effect on May 1, 2014.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

54 | Annual Report

Franklin Strategic Series

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin
Biotechnology	Biotechnology	Franklin Natural
	Discovery Fund	Resources Fund
Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$1,606,525	$183,952
CDSC retained	$11,958	$15,105

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended April 30, 2014, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin
	Biotechnology	Franklin Natural
	Discovery Fund	Resources Fund
Transfer agent fees	$817,029	$1,032,104

Annual Report | 55

Franklin Strategic Series

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
f.	Investment in Institutional Fiduciary Trust Money Market Portfolio

The Funds invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end investment company. Management fees paid by the Funds are waived on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund, as noted on the Statements of Operations. Prior to May 1, 2013, the waiver was accounted for as a reduction to management fees.

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees for the Funds do not exceed 0.01% until August 31, 2014. For the Franklin Biotechnology Discovery Fund, there were no class R6 transfer agent fees waived during the year ended April 30, 2014.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended April 30, 2014, the custodian fees were reduced as noted in the Statements of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At April 30, 2014, capital loss carryforwards were as follows:

Franklin Natural
Resources Fund
Capital loss carryforwards subject to expiration:
2018	$20,161,920
Capital loss carryforwards not subject to expiration:
Short term	1,234,663
Long term	11,789,424
Total capital loss carryforwards	$33,186,007

During the year ended April 30, 2014, the Franklin Natural Resources Fund utilized $3,535,416 of capital loss carryforwards.

56 | Annual Report

Franklin Strategic Series

Notes to Financial Statements (continued)

5. INCOME TAXES (continued)

The tax character of distributions paid during the years ended April 30, 2014 and 2013, was as follows:

	Franklin		Franklin
	Biotechnology		Natural
	Discovery Fund		Resources Fund
	2014	2013	2014	2013
Distributions paid from:
Ordinary income	$13,679,735	$399,578	$1,776,639	$—
Long term capital gain	62,254,461	—	—	—
	$75,934,196	$399,578	$1,776,639	$—

At April 30, 2014, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

	Franklin	Franklin
	Biotechnology	Natural
	Discovery Fund	Resources Fund
Cost of investments	$1,061,305,982	$618,227,421

Unrealized appreciation	$405,747,689	$282,604,034
Unrealized depreciation	(73,627,421)	(51,131,678)
Net unrealized appreciation (depreciation)	$332,120,268	$231,472,356

Undistributed ordinary income	$1,634,971	$5,133,898
Undistributed long term capital gains	18,623,592	—
Distributable earnings	$20,258,563	$5,133,898

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2014, were as follows:

	Franklin
	Biotechnology	Franklin Natural
	Discovery Fund	Resources Fund
Purchases	$929,073,870	$168,098,968
Sales	$518,410,670	$350,459,406

Annual Report | 57

Franklin Strategic Series

Notes to Financial Statements (continued)

7. RESTRICTED SECURITIES

The Funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At April 30, 2014, the Funds held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

		Acquisition
Shares	Issuer	Dates	Cost	Value
Franklin Biotechnology Discovery Fund
1,128,271	FibroGen Inc., pfd., E	5/19/00	$5,065,937	$6,386,014
80,195	Intarcia Therapeutics Inc., DD	3/26/14	2,597,516	2,582,279
	Total Restricted Securities (Value is 0.70% of Net Assets)		$7,663,453	$8,968,293
Franklin Natural Resources Fund
199,375	Energy Coal Resources, 144A	11/16/05 - 5/05/06	$741,939	$—
29,847	Energy Coal Resources, 144A, pfd.	3/17/09	2,376,164	—
	Total Restricted Securities (Value is 0.00% of Net Assets)		$3,118,103	$—

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Franklin Biotechnology Discovery Fund for the year ended April 30, 2014, were as shown below.

		Number of				Number of
		Shares/				Shares/
		Warrants				Warrants
		Held at				Held at	Value		Realized
		Beginning	Gross	Gross		End	at End	Investment	Capital
Name of Issuer		of Year	Additions	Reductions		of Year	of Year	Income	Gain (Loss)
Franklin Biotechnology Discovery Fund
Non-Controlled Affiliates
Heron Therapeutics Inc.[a]		16,588,800	2,711,400	18,335,190	[b]	965,010	$ —[c]	$—	$—
Heron Therapeutics Inc., wts., 144A,
7/01/16	[a]	11,143,769	—	10,865,175	[b]	278,594	$ —[c]	$—	$—
Celsus Therapeutics PLC, ADR		—	2,898,174	2,608,357	[b]	289,817	$1,773,680	$—	$—
Total Affiliated Securities (Value is 0.14% of Net Assets)							$1,773,680	$—	$—

aAP Pharma Inc. changed its name to Heron Therapeutics Inc.
bGross reduction was the result of various corporate actions.
cAs of April 30, 2014, no longer an affiliate.

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Franklin Strategic Series

Notes to Financial Statements (continued)

9. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statements of Operations. During the year ended April 30, 2014, the Funds did not use the Global Credit Facility.

10. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

Annual Report | 59

Franklin Strategic Series

Notes to Financial Statements (continued)

10. FAIR VALUE MEASUREMENTS (continued)

A summary of inputs used as of April 30, 2014, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2		Level 3	Total
Franklin Biotechnology Discovery Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Biotechnology	$1,056,163,495	$3,967,840		$10,082,727	$1,070,214,062
Other Equity Investments[b]	210,203,199	—		—	210,203,199
Short Term Investments	9,738,828	103,270,161		—	113,008,989
Total Investments in
Securities	$1,276,105,522	$107,238,001		$10,082,727	$1,393,426,250
Franklin Natural Resources Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Oil & Gas Exploration
& Production	$246,609,110	$12,409,347		$—	$259,018,457
Other Equity Investments[b]	536,533,108	—		—[c]	536,533,108
Convertible Bonds	—	3,590,231		—	3,590,231
Short Term Investments	48,057,981	2,500,000		—	50,557,981
Total Investments in
Securities	$831,200,199	$18,499,578	$	—[c]	$849,699,777

aIncludes common, preferred and convertible preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at April 30, 2014.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

11. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

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Franklin Strategic Series

Notes to Financial Statements (continued)

12. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS

Selected Portfolio

ADR - American Depositary Receipt

Annual Report | 61

Franklin Strategic Series

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Strategic Series

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Biotechnology Discovery Fund and Franklin Natural Resources Fund (separate portfolios of Franklin Strategic Series, hereafter referred to as the “Funds”) at April 30, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 13, 2014

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Franklin Strategic Series

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Franklin Biotechnology Discovery Fund hereby reports the maximum amount allowable but no less than $62,254,461 as long term capital gain dividends for the fiscal year ended April 30, 2014.

Under Section 871(k)(2)(C) of the Code, the Franklin Biotechnology Discovery Fund hereby reports the maximum amount allowable but no less than $13,679,735 as short term capital gain dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended April 30, 2014.

Under Section 854(b)(1)(A) of the Code, the Funds hereby report the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 2014:

Franklin	Franklin
Biotechnology	Natural
Discovery Fund	Resources Fund
9.62%	100.00%

Under Section 854(b)(1)(B) of the Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2014:

Franklin	Franklin
Biotechnology	Natural
Discovery Fund	Resources Fund
$1,535,253	$12,276,368

Distributions, including qualified dividend income, paid during calendar year 2014 will be reported to shareholders on Form 1099-DIV by mid-February 2015. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Annual Report | 63

Franklin Strategic Series

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Harris J. Ashton (1932)	Trustee	Since 1991	139	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Sam Ginn (1937)	Trustee	Since 2007	113	ICO Global Communications
One Franklin Parkway				(Holdings) Limited (satellite company)
San Mateo, CA 94403-1906				(2006-2010), Chevron Corporation
				(global energy company) (1989-2009),
				Hewlett-Packard Company (technology
				company) (1996-2002), Safeway, Inc.
				(grocery retailer) (1991-1998) and
				TransAmerica Corporation (insurance
				company) (1989-1999).
Principal Occupation During at Least the Past 5 Years:
Private investor; Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network) (2012); and formerly,
Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive Officer,
AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).

Edith E. Holiday (1952)	Trustee	Since 1998	139	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906				Company (processed foods and
				allied products) (1994-2013), RTI
				International Metals, Inc. (manu-
				facture and distribution of titanium),
				Canadian National Railway (railroad)
				and White Mountains Insurance
				Group, Ltd. (holding company).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	139	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

64 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Frank A. Olson (1932)	Trustee	Since 2007	139	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (until 1987).

Larry D. Thompson (1945)	Trustee	Since 2007	139	Cbeyond, Inc. (business commu-
One Franklin Parkway				nications provider) (2010-2012),
San Mateo, CA 94403-1906				The Southern Company (energy
company) (2010-2012) and Graham
Holdings Company (formerly,
The Washington Post Company)
(education and media organization).
Principal Occupation During at Least the Past 5 Years:
Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-present);
and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice
President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution
(2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice
(2001-2003).

John B. Wilson (1959)	Lead	Trustee since	113	None
One Franklin Parkway	Independent	2006 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since
2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Gregory E. Johnson (1961)	Trustee	Since June 2013	149	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

Annual Report | 65

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	139	None
One Franklin Parkway	the Board and	Board since June
San Mateo, CA 94403-1906	Trustee	2013 and Trustee
since 1991
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

66 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Deputy Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948)	President and	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief
San Mateo, CA 94403-1906	Executive
Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC;
and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962)	Vice President	Since 2000	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin
Templeton Investments.

Annual Report | 67

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change. Note 3: Effective June 13, 2013, Charles B. Johnson ceased to be a trustee of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

68 | Annual Report

Franklin Strategic Series

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held April 15, 2014, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange

Annual Report | 69

Franklin Strategic Series

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the period of the 2012 Hurricane Sandy. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments, including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each such individual Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended January 31, 2014, and previous periods ended that date of up to 10 years. The following summarizes the performance results for each of these Funds and the Board’s view of such performance.

Franklin Biotechnology Discovery Fund – The performance universe for this Fund consisted of the Fund and all retail and institutional health/biotechnology funds as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the highest or best performing quintile of its performance universe, and on an annualized basis, to also be in the highest performing quintile of such universe for the previous three-year period, and the second-highest

70 | Annual Report

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Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

performing quintile of such universe for each of the previous five- and 10-year periods. The Board was satisfied with the Fund’s investment performance as set forth in the Lipper report.

Franklin Natural Resources Fund – The performance universe for this Fund consisted of the Fund and all retail and institutional global natural resources funds as selected by Lipper. The Lipper report comparison for the Fund showed its total return for the one-year period to be in the middle performing quintile of its performance universe, and on an annualized basis to be in the second-lowest performing quintile of such universe for the previous three-year period, the second-highest performing quintile of such universe for the previous five-year period, and the middle performing quintile of such universe for the previous 10-year period. The Board discussed with management the investment focus of the Fund and found the Fund’s overall performance as set forth in the Lipper report to be acceptable.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the contractual investment management fee rates and actual total expense ratio for each of Franklin Natural Resources Fund and Franklin Biotechnology Discovery Fund to be in the least expensive quintile of their respective Lipper expense groups. The Board was satisfied with the contractual management fee rate and total expense ratio of each of these Funds in comparison to their respective expense groups as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2013, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various

Annual Report | 71

Franklin Strategic Series

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Funds’ independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board noted that economies of scale were shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreements for all of the Funds contains breakpoints that continued to asset levels that exceeded their asset sizes at December 31, 2013. In view of such fee structure and the favorable expense comparisons of each of the Funds within their respective expense groups, the Board believed that to the extent economies of scale may be realized by the manager of these Funds and its affiliates, that there was a sharing of benefits with each Fund and its shareholders. In addition to the investment advisory services provided Franklin Biotechnology Discovery Fund, administrative services are provided for such Fund under a separate agreement at a charge of 0.15% on the first $200 million of Fund net

72 | Annual Report

Franklin Strategic Series

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

assets, 0.135% on the next $500 million of Fund net assets, 0.100% on the next $500 million of Fund net assets, and 0.075% on assets above the $1.2 billion level. At the April 15, 2014, Board meeting, the Board eliminated the separate investment management and administrative agreements and approved a new form of investment management agreement for Franklin Biotechnology Discovery Fund combining such services. In approving the new form of investment management agreement, the Board took into account that the types of services would be the same as provided under the previous separate agreements and that the aggregate fee, including breakpoints, would be the same as that charged under the previous separate agreements. The Board also noted that combining such services was consistent with Lipper’s methodology of considering contractual investment management fees to include any separately charged administrative fee.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 73

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Annual Report and Shareholder Letter
Franklin Strategic Series

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus.
Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing.
A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved. FSS2 A 06/14

APRIL 30, 2014

ANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Franklin Strategic Series

Sign up for electronic delivery
at franklintempleton.com/edelivery

FIXED INCOME

Franklin Strategic Income Fund

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · Mutual Series

	Contents

Shareholder Letter	1	Annual Report		Financial Statements	52	Tax Information	78
		Franklin Strategic Income Fund	3	Notes to		Board Members and Officers	79
				Financial Statements	56
		Performance Summary	9			Shareholder Information	84
				Report of Independent
		Your Fund’s Expenses	15
				Registered Public
		Financial Highlights and		Accounting Firm	77
		Statement of Investments	17

Annual Report

Franklin Strategic Income Fund

Your Fund’s Goals and Main Investments: Franklin Strategic Income Fund seeks a high level of current income, with capital appreciation over the long term as a secondary objective. The Fund uses an active asset allocation process and under normal market conditions invests at least 65% of its assets in U.S. and foreign debt securities, including those in emerging markets. The Fund may invest in all varieties of fixed and floating rate income securities, including bonds, corporate loans (and loan participations), mortgage-backed securities and other asset-backed securities, convertible securities and municipal securities.

We are pleased to bring you Franklin Strategic Income Fund’s annual report for the fiscal year ended April 30, 2014.

Performance Overview

Franklin Strategic Income Fund – Class A posted a +2.52% cumulative total return for the fiscal year under review. In comparison, the Barclays U.S. Aggregate Index, which represents the U.S. investment-grade fixed rate taxable bond market, had a -0.26% total return.1, 2 The Lipper Multi-Sector Income Funds Classification Average, which consists of funds chosen by Lipper that seek current income by allocating assets among different fixed income securities sectors, with a significant portion rated below investment grade, produced a +1.86% total return.3 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 9.

Performance data represent
past performance, which does
not guarantee future results.
Investment return and principal
value will fluctuate, and you may
have a gain or loss when you sell
your shares. Current performance
may differ from figures shown.
Please visit franklintempleton.com
or call (800) 342-5236 for most
recent month-end performance.

Economic and Market Overview

The U.S. economy continued to show signs of recovery during the 12-month period ended April 30, 2014, and especially in the second half of 2013, underpinned by consumer and business spending and rising inventories. Despite abnormally cold weather that suppressed economic activity in the first quarter of 2014, economic indicators were still broadly supportive of recovery at period-end. Manufacturing activity expanded during the period under review, although adverse weather led to a slowdown in early 2014. Retail sales for

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 22.

Annual Report | 3

the period followed no clear trend, but they experienced a sharp rebound in March 2014, aided by improved weather. The housing market had some weather-related weakness early in 2014 as sales abated, but home prices were higher than a year ago. The unemployment rate declined to 6.3% in April 2014 from 7.5% in April 2013.4 Inflation remained below the U.S. Federal Reserve Board’s (Fed’s) 2.0% target.

In October 2013, the federal government temporarily shut down after Congress reached a budget impasse. However, Congress passed a spending bill in January to fund the federal government though September 2014. Congress then approved suspension of the debt ceiling until March 2015.

In May 2013, the Fed indicated it might reduce its monthly asset purchases based on improved economic data, triggering a bond market sell-off that raised long-term U.S. Treasury yields to a two-year high. Long-term Treasury yields rose again late in 2013 as the Fed announced it would reduce its bond purchases $10 billion a month beginning in January 2014 while keeping interest rates low. However, yields declined through period-end as investors shifted from emerging market assets to less risky assets because of concerns over emerging market growth prospects and the potential impact of the Fed’s reductions to its asset-purchase program. Although economic data in early 2014 were soft in part because of severe winter weather, Fed Chair Janet Yellen kept the pace of asset-purchase tapering intact in the March meeting, while adopting a more qualitative approach to rate-hike guidance. However, the Fed remained committed to keeping interest rates low for a considerable time even after the asset-purchase program ends, depending on inflation and employment trends.

The 10-year Treasury yield rose from 1.70% at the beginning of the period to a high of 3.04% on December 31, 2013, mainly because of an improved economic environment and market certainty about the Fed’s plans. However, some weakening economic data and increasing political tension in Ukraine contributed to the 10-year Treasury yield’s decline to 2.67% at period-end.

The global economic recovery was mixed during the period under review. The recovery in emerging markets moderated after many economies had previously returned to and exceeded pre-crisis activity levels. Although some developed economies, such as those of Australia and some Scandinavian countries, also have enjoyed relatively strong recoveries in the aftermath of the global financial crisis, the G-3 (U.S., eurozone and Japan) continued to experience growth that was slow by the standards of previous recoveries. Policymakers in the largest developed economies continued to increase their already unprecedented efforts to supply liquidity. Actions elsewhere in the world were mixed, with some policymakers less willing to reverse previous tightening efforts in response to the external environment.

4 | Annual Report

Dividend Distributions*
5/1/13–4/30/14
		Dividend per Share (cents)
Month	Class A	Class C	Class R	Class R6	Advisor Class
May	3.70	3.34	3.46	4.04	3.93
June	3.65	3.30	3.43	3.97	3.87
July	3.85	3.49	3.61	4.17	4.07
August	3.80	3.44	3.58	4.14	4.02
September	3.90	3.56	3.69	4.22	4.11
October	3.93	3.57	3.71	4.26	4.16
November	4.19	3.84	3.97	4.53	4.41
December	3.80	3.44	3.58	4.15	4.02
January	3.61	3.25	3.39	3.95	3.83
February	3.86	3.54	3.66	4.17	4.06
March	3.78	3.42	3.56	4.13	4.00
April	3.00	2.65	2.78	3.34	3.22
Total	45.07	40.84	42.42	49.07	47.70

*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Investment Strategy

The Fund uses an active asset allocation strategy, investing across the fixed income markets in sectors that may include high yield and investment-grade corporate bonds, international developed and emerging market bonds, U.S. government and agency securities, mortgage- and other asset-backed securities, corporate bank loans, convertible securities and preferred stocks, and municipal securities. In addition to our bottom-up fundamental analysis of market sectors, industries and issuers, we evaluate country risk, business cycles, yield curves, and values between and within markets as part of our portfolio construction process. We may also enter into various transactions involving certain currency-, interest rate- or credit-related derivative instruments for hedging purposes, to enhance returns or to obtain exposure to various market sectors.

Manager’s Discussion

During the 12-month period, the global economic outlook as well as U.S. and foreign central banks’ policies influenced the direction of fixed income markets. During the second quarter of 2013, comments from then-Fed chairman Ben Bernanke regarding the potential tapering of the Fed’s quantitative easing program moved longer term rates higher, with the 10-year benchmark Treasury yield climbing from 1.70% at the end of April 2013 to a peak of 3.04% by the end of 2013. Although concerns regarding the U.S. budget and debt ceiling arose during the second half of the year, those issues appeared to

Annual Report | 5

be largely contained by early 2014. Longer maturity U.S. interest rates declined from their peaks by period-end as a result of a weather-induced, weak first-quarter economic growth rate and a focus on tensions surrounding Russia and Ukraine. However, even with higher interest rates, the stock market rose over the course of the Fund’s fiscal year, with the Standard & Poor’s® 500 Index gaining 20.44%, supported by corporate earnings and an improving outlook for U.S. and European economic growth.1, 5

The Fund posted a positive total return for the review period, outperforming the Barclays U.S. Aggregate Index and the Lipper Multi-Sector Income Funds peer average. The Fund’s larger exposure to non-investment grade corporate credit sectors positively impacted performance compared to the longer duration and more rate-sensitive Barclays index. Compared to the Lipper peer average, the Fund’s lower interest rate sensitivity was also beneficial for relative performance.

Fundamentals in the corporate credit sector remained broadly supportive, with a below-average default rate and percentage of bonds considered in distress, ample access to low-cost debt refinancing, rising equity markets and generally increasing corporate earnings. However, as is often typical several years into an economic recovery, many corporations began to focus on more shareholder-friendly actions, including stock buybacks, dividends, and mergers and acquisitions. In addition, the quality, structure and covenant protection of certain new corporate bond and leveraged loan issues also declined. Although spread valuations for the corporate credit markets have narrowed since the financial crisis, given what we viewed as a favorable fundamental backdrop, we still found value in the corporate credit sectors. In addition, high yield corporate and leveraged loan bonds have tended to be less sensitive to rate changes than traditional fixed income sectors, which may allow those sectors to offer more defensive benefits if U.S. interest rates increase. Following the short-term sell-off in high yield corporate bonds in the second quarter of 2013, we increased exposure to high yield corporate bonds and, conversely, reduced loan exposure considering loans’ recent outperformance. However, as high yield bonds rebounded strongly going into 2014, we began to pare high yield bonds in favor of leveraged loans. The Fund held a lesser weighting in investment-grade corporate bonds at period-end, given their valuations and greater sensitivity to interest rates.

The international fixed income markets, particularly developing markets, were negatively affected by lower expectations for emerging market growth as well as improved U.S. growth forecasts. As a result, the U.S. dollar strengthened relative to certain foreign currencies, which pressured performance for certain non-U.S. dollar sovereign bond holdings. Exposure to the Uruguayan peso, Malaysian ringgit, Chilean peso and Brazilian real constrained returns. In contrast, the Fund’s holdings in South Korean won-denominated bonds benefited

6 | Annual Report

Portfolio Breakdown
Based on Total Net Assets
	4/30/14	4/30/13
High Yield Corporate Bonds & Preferred Securities	28.3%	26.7%
International Government & Agency Bonds (Non-$US)	20.0%	23.4%
Floating Rate Loans	14.5%	17.0%
Investment-Grade Corporate Bonds	8.2%	8.3%
Municipal Bonds	5.8%	1.8%
Mortgage-Backed Securities	4.5%	6.1%
Commercial Mortgage-Backed Securities	3.5%	2.8%
International Government & Agency Bonds ($US)	2.4%	1.6%
U.S. Treasury Securities	1.7%	2.0%
Asset-Backed Securities	1.5%	0.8%
Equities	1.2%	0.4%
Convertible Securities	0.1%	—
Short-Term Investments & Other Net Assets*	8.3%	9.1%

*Includes unrealized gains/losses on currency forward contracts and credit derivatives. Does not include short-term foreign government securities.

What is a currency forward
contract?
A currency forward contract is an
agreement between the Fund and a
counterparty to buy or sell a foreign
currency for a specific exchange rate
on a future date.

returns, as the won appreciated compared to the U.S. dollar. The Fund’s short position in the Japanese yen, using currency forwards, was additive to performance, given weakness in the yen relative to the dollar over the past year. Overall, the Fund reduced its exposure to non-U.S. dollar government bonds during the period. In the U.S.-dollar denominated emerging market sector, the rise in interest rates during 2013 combined with outflows from dedicated emerging market bond funds negatively impacted sector performance, although the sector began to recover in 2014 as interest rates declined. The Fund maintained modest exposure to hard currency-denominated emerging market bonds, although we added some exposure to the sector given its underperformance.

Amid higher U.S. intermediate-term and longer term interest rates, the more rate-sensitive fixed income sectors, including Treasuries, agencies and mortgage-backed securities, generally delivered flat to slightly negative total returns. The Fund maintained lower exposure to these sectors, favoring instead higher income opportunities in corporate and global bond markets. However, with subdued inflation expectations and the already meaningful rise in rates during the period, inflation-adjusted yields became positive for longer term high-quality fixed income securities.

The rise in U.S. interest rates and negative headlines regarding Detroit and Puerto Rico contributed to investor outflows from dedicated municipal bond funds in 2013, pressuring bond prices. The Fund added to its municipal bond exposure during the period as valuations cheapened, although the sector began to recover during early 2014 as rates declined and investor pessimism toward the municipal market waned.

Annual Report | 7

Thank you for your continued participation in Franklin Strategic Income Fund. We look forward to serving your future investment needs.

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
2. Source: Barclays Global Family of Indices. © 2014 Barclays Capital Inc. Used with permission.
3. Source: Lipper, a Thomson Reuters Company. For the 12-month period ended 4/30/14, this category consisted of 229 funds. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. Fund performance relative to the average may have differed if these or other factors had been considered.
4. Source: Bureau of Labor Statistics.
5. Standard & Poor’s (S&P®) 500 Index: Copyright © 2014, S&P Dow Jones Indices LLC. All rights reserved. Reproduction of S&P U.S. Index data in any form is prohibited except with the prior written permission of S&P. S&P does not guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY AND ALL
EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR
FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or con-
sequential damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs)
in connection with subscriber’s or others’ use of S&P U.S. Index data.

8 | Annual Report

Performance Summary as of 4/30/14

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

	Net Asset Value
	Share Class	4/30/14	4/30/13		Change
	A (FRSTX)	$10.57	$10.86	-$	0.29
	C (FSGCX)	$10.57	$10.85	-$	0.28
	R (FKSRX)	$10.54	$10.82	-$	0.28
	Advisor (FKSAX)	$10.58	$10.86	-$	0.28
			5/1/13
	R6	$10.58	$10.87	-$	0.29

	Distributions
		Dividend	Short-Term		Long-Term
	Share Class	Income	Capital Gain		Capital Gain	Total
A	(5/1/13–4/30/14)	$0.4507	$0.0088		$0.0873	$0.5468
C	(5/1/13–4/30/14)	$0.4084	$0.0088		$0.0873	$0.5045
R	(5/1/13–4/30/14)	$0.4242	$0.0088		$0.0873	$0.5203
R6	(5/1/13–4/30/14)	$0.4907	$0.0088		$0.0873	$0.5868
Advisor	(5/1/13–4/30/14)	$0.4770	$0.0088		$0.0873	$0.5731

Annual Report | 9

Performance Summary (continued)

Performance as of 4/30/141

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

		Cumulative		Average Annual		Average Annual	Total Annual Operating Expenses[5]
Share Class		Total Return[2]		Total Return[3]		Total Return (3/31/14)[4]	(with waiver)	(without waiver)
A							0.88%	0.89%
1-Year	+	2.52%		-1.82%		-0.91%
5-Year	+	57.54%	+	8.57%	+	9.51%
10-Year	+	92.78%	+	6.32%	+	6.02%
C							1.28%	1.29%
1-Year	+	2.20%	+	1.23%	+	2.12%
5-Year	+	54.43%	+	9.08%	+	10.04%
10-Year	+	85.27%	+	6.36%	+	6.05%
R							1.13%	1.14%
1-Year	+	2.36%	+	2.36%	+	3.37%
5-Year	+	55.61%	+	9.25%	+	10.21%
10-Year	+	88.17%	+	6.53%	+	6.22%
R6							0.50%	0.51%
Since Inception (5/1/13)[6]	+	2.90%	+	2.90%	+	2.39%
Advisor Class							0.63%	0.64%
1-Year	+	2.87%	+	2.87%	+	3.77%
5-Year	+	59.47%	+	9.78%	+	10.75%
10-Year	+	97.74%	+	7.06%	+	6.75%

		Distribution		30-Day Standardized Yield[8]
Share Class		Rate[7]		(with waiver)		(without waiver)
A		4.08%		3.10%		3.09%
C		3.86%		2.83%		2.83%
R		4.02%		2.99%		2.98%
R6		4.64%		3.62%		3.62%
Advisor		4.51%		3.49%		3.48%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

10 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 11

12 | Annual Report

All investments involve risks, including possible loss of principal. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. High yields reflect the higher credit risks associated with certain lower-rated securities held in the portfolio. Floating rate loans and high yield corporate bonds are rated below investment grade and are subject to greater risk of default, which could result in loss of principal — a risk that may be heightened in a slowing economy. The risks of foreign securities include currency fluctuations and political uncertainty. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in derivative securities and the use of foreign cur-
rency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

Annual Report | 13

Performance Summary (continued)

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its cur-
rent fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Performance shown is not annualized.
7. Distribution rate is based on the sum of the respective class’s dividend distributions over the past 12 months’ and the maximum offering price
(NAV for Classes C, R, R6 and Advisor) per share on 4/30/14.
8. The 30-day standardized yield for the 30 days ended 4/30/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
9. Source: © 2014 Morningstar. The Barclays U.S. Aggregate Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC-registered, taxable, dollar denominated, and nonconvertible, must have at least one year to final maturity, and must be rated invest-
ment grade (Baa3/BBB-/BBB- or above) using the middle rating of Moody’s, Standard & Poor’s and Fitch, respectively.
10. Source: Barclays Global Family of Indices. © 2014 Barclays Capital Inc. Used with permission.
11. Source: Lipper, a Thomson Reuters Company. The Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector
Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the
12-month period ended 4/30/14, there were 229 funds in this category. Lipper calculations do not include sales charges, but include reinvestment of any income or distributions. Fund performance relative to the average may have differed if these and other factors had been considered.

14 | Annual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 15

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/13	Value 4/30/14	Period* 11/1/13–4/30/14
A
Actual	$1,000	$1,027.80	$4.32
Hypothetical (5% return before expenses)	$1,000	$1,020.53	$4.31
C
Actual	$1,000	$1,025.70	$6.33
Hypothetical (5% return before expenses)	$1,000	$1,018.55	$6.31
R
Actual	$1,000	$1,026.60	$5.58
Hypothetical (5% return before expenses)	$1,000	$1,019.29	$5.56
R6
Actual	$1,000	$1,029.70	$2.42
Hypothetical (5% return before expenses)	$1,000	$1,022.41	$2.41
Advisor
Actual	$1,000	$1,029.00	$3.07
Hypothetical (5% return before expenses)	$1,000	$1,021.77	$3.06

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.86%; C: 1.26%; R: 1.11%; R6: 0.48%; and Advisor: 0.61%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

16 | Annual Report

Franklin Strategic Series

Financial Highlights

Franklin Strategic Income Fund
			Year Ended April 30,
Class A	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.86	$10.48	$10.68	$10.30	$8.83
Income from investment operations[a]:
Net investment income[b]	0.44	0.45	0.50	0.55	0.55
Net realized and unrealized gains (losses)	(0.18)	0.54	(0.10)	0.39	1.45
Total from investment operations	0.26	0.99	0.40	0.94	2.00
Less distributions from:
Net investment income and net foreign currency gains	(0.45)	(0.57)	(0.60)	(0.56)	(0.53)
Net realized gains	(0.10)	(0.04)	—	—	—
Total distributions	(0.55)	(0.61)	(0.60)	(0.56)	(0.53)
Net asset value, end of year	$10.57	$10.86	$10.48	$10.68	$10.30

Total return[c]	2.52%	9.70%	3.97%	9.41%	23.15%

Ratios to average net assets
Expenses[d]	0.86%[e]	0.87%	0.89%	0.88%	0.88%
Net investment income	4.16%	4.21%	4.81%	5.26%	5.70%

Supplemental data
Net assets, end of year (000’s)	$5,182,490	$4,966,834	$3,757,100	$3,288,814	$2,809,864
Portfolio turnover rate	54.11%	47.27%	36.11%	66.78%	55.79%
Portfolio turnover rate excluding mortgage dollar rolls[f]	54.11%	44.33%	36.11%	66.78%	55.79%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.
eBenefit of waiver and payments by affiliate rounds to less than 0.01%.
fSee Note 1(g) regarding mortgage dollar rolls.

Annual Report | The accompanying notes are an integral part of these financial statements. | 17

Franklin Strategic Series

Financial Highlights (continued)

Franklin Strategic Income Fund
			Year Ended April 30,
Class C	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.85	$10.48	$10.68	$10.30	$8.83
Income from investment operations[a]:
Net investment income[b]	0.40	0.41	0.46	0.50	0.52
Net realized and unrealized gains (losses)	(0.17)	0.53	(0.10)	0.40	1.44
Total from investment operations	0.23	0.94	0.36	0.90	1.96
Less distributions from:
Net investment income and net foreign currency gains	(0.41)	(0.53)	(0.56)	(0.52)	(0.49)
Net realized gains	(0.10)	(0.04)	—	—	—
Total distributions	(0.51)	(0.57)	(0.56)	(0.52)	(0.49)
Net asset value, end of year	$10.57	$10.85	$10.48	$10.68	$10.30

Total return[c]	2.20%	9.17%	3.56%	8.98%	22.64%

Ratios to average net assets
Expenses[d]	1.26%[e]	1.27%	1.29%	1.28%	1.28%
Net investment income	3.76%	3.81%	4.41%	4.86%	5.30%

Supplemental data
Net assets, end of year (000’s)	$2,109,049	$2,108,962	$1,569,746	$1,358,857	$1,107,436
Portfolio turnover rate	54.11%	47.27%	36.11%	66.78%	55.79%
Portfolio turnover rate excluding mortgage dollar rolls[f]	54.11%	44.33%	36.11%	66.78%	55.79%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.
eBenefit of waiver and payments by affiliate rounds to less than 0.01%.
fSee Note 1(g) regarding mortgage dollar rolls.

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Strategic Series

Financial Highlights (continued)

Franklin Strategic Income Fund
		Year Ended April 30,
Class R	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.82	$10.45	$10.65	$10.27	$8.81
Income from investment operations[a]:
Net investment income[b]	0.41	0.42	0.47	0.52	0.53
Net realized and unrealized gains (losses)	(0.17)	0.53	(0.10)	0.39	1.43
Total from investment operations	0.24	0.95	0.37	0.91	1.96
Less distributions from:
Net investment income and net foreign currency gains	(0.42)	(0.54)	(0.57)	(0.53)	(0.50)
Net realized gains	(0.10)	(0.04)	—	—	—
Total distributions	(0.52)	(0.58)	(0.57)	(0.53)	(0.50)
Net asset value, end of year	$10.54	$10.82	$10.45	$10.65	$10.27

Total return	2.36%	9.36%	3.72%	9.17%	22.77%

Ratios to average net assets
Expenses[c]	1.11%[d]	1.12%	1.14%	1.13%	1.13%
Net investment income	3.91%	3.96%	4.56%	5.01%	5.45%

Supplemental data
Net assets, end of year (000’s)	$227,359	$260,647	$249,662	$234,775	$194,901
Portfolio turnover rate	54.11%	47.27%	36.11%	66.78%	55.79%
Portfolio turnover rate excluding mortgage dollar rolls[e]	54.11%	44.33%	36.11%	66.78%	55.79%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.
dBenefit of waiver and payments by affiliate rounds to less than 0.01%.
eSee Note 1(g) regarding mortgage dollar rolls.

Annual Report | The accompanying notes are an integral part of these financial statements. | 19

Franklin Strategic Series

Financial Highlights (continued)

Franklin Strategic Income Fund
Year Ended
April 30,
Class R6	2014 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.87
Income from investment operations[b]:
Net investment income[c]	0.49
Net realized and unrealized gains (losses)	(0.19)
Total from investment operations	0.30
Less distributions from:
Net investment income	(0.49)
Net realized gains	(0.10)
Total distributions	(0.59)
Net asset value, end of year	$10.58

Total return	2.90%

Ratios to average net assets
Expenses[d]	0.48%
Net investment income	4.54%

Supplemental data
Net assets, end of year (000’s)	$247,007
Portfolio turnover rate	54.11%

aFor the year May 1, 2013 (effective date) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dBenefit of waiver and payments by affiliate and expense reduction rounds to less than 0.01%.

20 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Strategic Series

Financial Highlights (continued)

Franklin Strategic Income Fund
		Year Ended April 30,
Advisor Class	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.86	$10.49	$10.69	$10.31	$8.84
Income from investment operations[a]:
Net investment income[b]	0.47	0.48	0.53	0.57	0.58
Net realized and unrealized gains (losses)	(0.17)	0.53	(0.10)	0.39	1.44
Total from investment operations	0.30	1.01	0.43	0.96	2.02
Less distributions from:
Net investment income and net foreign currency gains	(0.48)	(0.60)	(0.63)	(0.58)	(0.55)
Net realized gains	(0.10)	(0.04)	—	—	—
Total distributions	(0.58)	(0.64)	(0.63)	(0.58)	(0.55)
Net asset value, end of year	$10.58	$10.86	$10.49	$10.69	$10.31

Total return	2.87%	9.87%	4.22%	9.67%	23.45%

Ratios to average net assets
Expenses[c]	0.61%[d]	0.62%	0.64%	0.63%	0.63%
Net investment income	4.41%	4.46%	5.06%	5.51%	5.95%

Supplemental data
Net assets, end of year (000’s)	$1,010,755	$956,001	$713,659	$589,220	$346,585
Portfolio turnover rate	54.11%	47.27%	36.11%	66.78%	55.79%
Portfolio turnover rate excluding mortgage dollar rolls[e]	54.11%	44.33%	36.11%	66.78%	55.79%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.
dBenefit of waiver and payments by affiliate rounds to less than 0.01%.
eSee Note 1(g) regarding mortgage dollar rolls.

Annual Report | The accompanying notes are an integral part of these financial statements. | 21

Franklin Strategic Series

Statement of Investments, April 30, 2014

Franklin Strategic Income Fund	Country	Shares/Units		Value
Common Stocks and Other Equity Interests 1.2%
Consumer Services 0.1%
[a,b,c] Turtle Bay Resort	United States	5,579,939		$7,198,122
Diversified Financials 1.1%
iShares iBoxx High Yield Corporate Bond ETF	United States	1,000,000		94,340,000
Materials 0.0%†
NewPage Holdings Inc.	United States	28,000		2,520,000
Transportation 0.0%†
[a] CEVA Holdings LLC	United Kingdom	1,570		1,986,012
Total Common Stocks and Other Equity Interests
(Cost $105,991,088)				106,044,134
Convertible Preferred Stocks 0.1%
Transportation 0.1%
[a] CEVA Holdings LLC, cvt. pfd., A-1	United Kingdom	62		104,470
[a] CEVA Holdings LLC, cvt. pfd., A-2	United Kingdom	3,399		4,299,178
Total Convertible Preferred Stocks
(Cost $5,149,789)				4,403,648
Preferred Stocks (Cost $3,845,000) 0.0%†
Diversified Financials 0.0%†
GMAC Capital Trust I, 8.125%, pfd.	United States	153,800		4,227,962

		Principal Amount*
Corporate Bonds 36.5%
Automobiles & Components 0.6%
[d] Avis Budget Finance PLC, senior note, 144A, 6.00%,
3/01/21	United States	9,000,000	EUR	13,241,691
[d] General Motors Co., senior bond, 144A, 4.875%, 10/02/23	United States	20,000,000		20,775,000
The Goodyear Tire & Rubber Co., senior note, 6.50%,
3/01/21	United States	15,000,000		16,312,500
				50,329,191
Banks 2.8%
Bank of America Corp.,
[e] junior sub. bond, M, 8.125% to 5/15/18, FRN thereafter,
Perpetual	United States	22,000,000		25,100,614
senior note, 5.65%, 5/01/18	United States	10,000,000		11,351,990
CIT Group Inc., senior note,
5.375%, 5/15/20	United States	6,900,000		7,391,625
5.00%, 8/15/22	United States	18,000,000		18,472,500
[d] 144A, 6.625%, 4/01/18	United States	7,000,000		7,848,750
Citigroup Inc.,
[e] junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter,
Perpetual	United States	6,900,000		6,902,932
senior note, 3.875%, 10/25/23	United States	20,000,000		20,026,320
sub. bond, 5.50%, 9/13/25	United States	15,000,000		16,296,105
sub. note, 4.05%, 7/30/22	United States	5,000,000		5,059,840

22 | Annual Report

Franklin Strategic Series

Statement of Investments, April 30, 2014 (continued)

Franklin Strategic Income Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Banks (continued)
JPMorgan Chase & Co.,
[e] junior sub. bond, 6.00% to 8/01/23, FRN thereafter,
Perpetual	United States	10,000,000		$10,000,000
senior note, 4.25%, 10/15/20	United States	15,000,000		16,146,735
senior note, 3.25%, 9/23/22	United States	5,000,000		4,947,365
sub. note, 3.375%, 5/01/23	United States	10,000,000		9,584,430
Merrill Lynch & Co. Inc., senior note, 6.40%, 8/28/17	United States	10,000,000		11,463,130
Regions Bank, sub. note, 7.50%, 5/15/18	United States	8,000,000		9,460,984
Regions Financial Corp., senior note, 5.75%, 6/15/15	United States	1,200,000		1,263,149
Royal Bank of Scotland Group PLC, sub. note, 6.125%,
12/15/22	United Kingdom	10,000,000		10,650,000
The Royal Bank of Scotland PLC, sub. note, 6.934%,
4/09/18	United Kingdom	13,000,000	EUR	20,704,827
[e] Wells Fargo & Co., S, junior sub. bond, 5.90% to 6/15/14,
FRN thereafter, Perpetual	United States	31,400,000		32,251,003
				244,922,299
Capital Goods 1.0%
[d] Abengoa Finance SAU, senior note, 144A,
8.875%, 11/01/17	Spain	18,000,000		20,430,000
7.75%, 2/01/20	Spain	2,600,000		2,866,500
Case New Holland Inc., senior note, 7.875%, 12/01/17	United States	6,000,000		7,080,000
[d] KM Germany Holdings GmbH, secured note, 144A, 8.75%,
12/15/20	Germany	10,000,000	EUR	15,727,380
[d] Loxam SAS, senior sub. note, 144A, 7.375%, 1/24/20	France	8,000,000	EUR	12,243,371
Meritor Inc., senior note, 6.75%, 6/15/21	United States	4,000,000		4,250,000
Navistar International Corp., senior note, 8.25%, 11/01/21	United States	12,200,000		12,459,250
Terex Corp., senior note, 6.00%, 5/15/21	United States	15,000,000		16,125,000
				91,181,501
Commercial & Professional Services 0.2%
[d] Algeco Scotsman Global Finance PLC, first lien, 144A, 9.00%,
10/15/18	United Kingdom	2,000,000	EUR	3,022,362
[d] Nielsen Finance LLC/Co., senior sub. note, 144A, 5.00%,
4/15/22	United States	11,000,000		11,068,750
				14,091,112
Consumer Durables & Apparel 0.9%
[d] Financiere Gaillon 8 SAS, senior note, 144A, 7.00%,
9/30/19	France	11,000,000	EUR	15,449,940
KB Home, senior note,
4.75%, 5/15/19	United States	9,400,000		9,400,000
7.00%, 12/15/21	United States	13,300,000		14,297,500
M/I Homes Inc., senior note, 8.625%, 11/15/18	United States	8,600,000		9,266,500
Toll Brothers Finance Corp., senior bond, 5.625%, 1/15/24	United States	10,300,000		10,737,750
Visant Corp., senior note, 10.00%, 10/01/17	United States	14,700,000		13,891,500
				73,043,190

Annual Report | 23

Franklin Strategic Series

Statement of Investments, April 30, 2014 (continued)

Franklin Strategic Income Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Consumer Services 1.0%
Caesars Entertainment Operating Co. Inc., senior secured note,
11.25%, 6/01/17	United States	22,000,000		$21,120,000
first lien, 9.00%, 2/15/20	United States	1,900,000		1,667,250
first lien, 9.00%, 2/15/20	United States	2,000,000		1,752,500
[d,f] Financiere Quick SAS,
144A, FRN, 7.825%, 10/15/19	France	6,600,000	EUR	9,175,753
secured note, 144A, FRN, 5.075%, 4/15/19	France	6,900,000	EUR	9,557,849
MGM Resorts International, senior note,
6.625%, 7/15/15	United States	15,000,000		15,937,500
7.50%, 6/01/16	United States	1,000,000		1,115,000
10.00%, 11/01/16	United States	1,000,000		1,192,500
8.625%, 2/01/19	United States	700,000		839,125
6.75%, 10/01/20	United States	1,800,000		1,993,680
6.625%, 12/15/21	United States	10,000,000		11,015,500
7.75%, 3/15/22	United States	2,000,000		2,331,000
Pinnacle Entertainment Inc., senior sub. note, 7.75%,
4/01/22	United States	2,200,000		2,398,000
[d] PNK Finance Corp., senior note, 144A, 6.375%, 8/01/21	United States	4,900,000		5,169,500
				85,265,157
Diversified Financials 2.4%
Ally Financial Inc., senior note, 7.50%, 9/15/20	United States	28,000,000		33,285,000
Deutsche Bank AG, sub. bond, 4.296% to 5/24/23,
FRN thereafter, 5/24/28	Germany	33,000,000		31,622,250
E*TRADE Financial Corp., senior note, 6.375%, 11/15/19	United States	10,000,000		10,912,500
General Electric Capital Corp.,
senior note, A, 8.50%, 4/06/18	United States	94,000,000	MXN	7,947,314
sub. note, 5.30%, 2/11/21	United States	15,000,000		16,991,700
General Motors Financial Co. Inc.,
senior bond, 4.25%, 5/15/23	United States	3,700,000		3,639,875
senior note, 3.25%, 5/15/18	United States	2,100,000		2,128,875
GMAC Inc., sub. note, 8.00%, 12/31/18	United States	4,000,000		4,792,000
[d] KKR Group Finance Co., senior note, 144A, 6.375%,
9/29/20	United States	20,000,000		23,228,440
Morgan Stanley, senior note,
6.00%, 4/28/15	United States	8,000,000		8,419,312
5.50%, 7/24/20	United States	10,000,000		11,360,390
5.50%, 7/28/21	United States	5,000,000		5,665,010
[d] Neuberger Berman Group LLC/Finance Corp., senior note, 144A,
5.625%, 3/15/20	United States	4,000,000		4,230,000
5.875%, 3/15/22	United States	10,000,000		10,700,000
SLM Corp., senior note,
8.45%, 6/15/18	United States	14,100,000		16,673,250
5.50%, 1/15/19	United States	16,000,000		16,996,848
				208,592,764

24 | Annual Report

Franklin Strategic Series

Statement of Investments, April 30, 2014 (continued)

Franklin Strategic Income Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Energy 8.5%
Access Midstream Partner LP/ACMP Finance Corp., senior note,
5.875%, 4/15/21	United States	8,900,000		$9,523,000
6.125%, 7/15/22	United States	7,300,000		7,929,625
[d] Antero Resources Corp., senior note, 144A, 5.375%,
11/01/21	United States	5,300,000		5,422,562
Antero Resources Finance Corp., senior note, 7.25%,
8/01/19	United States	640,000		684,320
BreitBurn Energy Partners LP/Finance Corp., senior bond,
7.875%, 4/15/22	United States	7,200,000		7,830,000
CGG SA, senior note,
9.50%, 5/15/16	France	500,000		514,400
7.75%, 5/15/17	France	10,000,000		10,187,500
[d] 144A, 5.875%, 5/15/20	France	3,500,000	EUR	5,022,097
6.50%, 6/01/21	France	10,000,000		10,125,000
[d] 144A, 6.875%, 1/15/22	France	10,000,000		10,075,000
Chaparral Energy Inc., senior note,
9.875%, 10/01/20	United States	8,000,000		9,100,000
8.25%, 9/01/21	United States	8,000,000		8,780,000
7.625%, 11/15/22	United States	1,400,000		1,498,000
CHC Helicopter SA,
senior note, 9.375%, 6/01/21	Canada	4,000,000		4,160,000
senior secured note, first lien, 9.25%, 10/15/20	Canada	16,200,000		17,435,250
Chesapeake Energy Corp., senior note,
7.25%, 12/15/18	United States	1,000,000		1,167,500
6.625%, 8/15/20	United States	16,000,000		18,060,000
6.125%, 2/15/21	United States	6,000,000		6,600,000
5.75%, 3/15/23	United States	14,000,000		14,945,000
Clayton Williams Energy Inc., senior note, 7.75%, 4/01/19	United States	18,000,000		19,260,000
CONSOL Energy Inc., senior note,
8.00%, 4/01/17	United States	7,700,000		8,025,710
8.25%, 4/01/20	United States	8,000,000		8,750,000
6.375%, 3/01/21	United States	1,600,000		1,694,000
[d] 144A, 5.875%, 4/15/22	United States	10,700,000		11,047,750
El Paso Corp.,
senior bond, 6.50%, 9/15/20	United States	9,000,000		9,986,580
senior note, 7.00%, 6/15/17	United States	3,500,000		3,963,180
Energy Transfer Equity LP, senior note, 7.50%, 10/15/20	United States	30,000,000		34,725,000
Energy Transfer Partners LP, senior note, 5.20%, 2/01/22	United States	10,000,000		10,947,080
Energy XXI Gulf Coast Inc., senior note,
9.25%, 12/15/17	United States	15,000,000		16,368,750
[d] 144A, 7.50%, 12/15/21	United States	2,100,000		2,231,250
[d] Enquest PLC, senior note, 144A, 7.00%, 4/15/22	United Kingdom	7,800,000		7,965,750
Enterprise Products Operating LLC, junior sub. note, 7.034%
to 1/15/18, FRN thereafter , 1/15/68	United States	10,000,000		11,334,330
[d] Expro Finance Luxembourg, senior secured note, 144A, 8.50%,
12/15/16	United Kingdom	20,000,000		20,912,500

Annual Report | 25

Franklin Strategic Series

Statement of Investments, April 30, 2014 (continued)

Franklin Strategic Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Energy (continued)
[d,g] Gaz Capital SA (OJSC Gazprom), loan participation,
senior bond, 144A, 6.51%, 3/07/22	Russia	8,000,000	$7,960,000
senior note, 144A, 5.092%, 11/29/15	Russia	12,000,000	12,258,120
senior note, 144A, 3.85%, 2/06/20	Russia	15,000,000	13,630,650
Halcon Resources Corp., senior note,
9.75%, 7/15/20	United States	4,000,000	4,300,000
8.875%, 5/15/21	United States	15,000,000	15,618,750
[d] 144A, 9.25%, 2/15/22	United States	5,300,000	5,591,500
[d] Kinder Morgan Finance Co. LLC, senior secured note, 144A,
6.00%, 1/15/18	United States	17,000,000	18,678,172
Linn Energy LLC/Finance Corp., senior note,
6.50%, 5/15/19	United States	2,000,000	2,085,000
8.625%, 4/15/20	United States	10,000,000	10,837,500
7.75%, 2/01/21	United States	10,000,000	10,750,000
[d] 144A, 6.25%, 11/01/19	United States	8,000,000	8,310,000
[d] LUKOIL International Finance BV, senior note, 144A, 4.563%,
4/24/23	Russia	30,000,000	26,724,900
Martin Midstream Partners LP/Martin Midstream Finance Corp.,
senior note,
7.25%, 2/15/21	United States	8,000,000	8,380,000
[d] 144A, 7.25%, 2/15/21	United States	10,200,000	10,684,500
Midstates Petroleum Co. Inc./LLC, senior note, 9.25%,
6/01/21	United States	12,500,000	12,843,750
[d] Oasis Petroleum Inc., senior note, 144A, 6.875%, 3/15/22	United States	10,400,000	11,336,000
Offshore Group Investment Ltd.,
senior bond, first lien, 7.125%, 4/01/23	United States	10,000,000	9,900,000
senior secured note, first lien, 7.50%, 11/01/19	United States	15,000,000	15,703,125
PBF Holding Co. LLC, first lien, 8.25%, 2/15/20	United States	18,000,000	19,755,000
Peabody Energy Corp., senior note,
7.375%, 11/01/16	United States	2,000,000	2,255,000
6.00%, 11/15/18	United States	5,000,000	5,337,500
6.50%, 9/15/20	United States	8,300,000	8,694,250
6.25%, 11/15/21	United States	20,000,000	20,400,000
Penn Virginia Corp., senior note, 8.50%, 5/01/20	United States	10,000,000	11,150,000
Penn Virginia Resource Partners LP/Finance Corp. II,
senior note,
8.375%, 6/01/20	United States	7,890,000	8,955,150
6.50%, 5/15/21	United States	5,000,000	5,400,000
Plains Exploration & Production Co., senior note,
6.125%, 6/15/19	United States	1,700,000	1,882,750
8.625%, 10/15/19	United States	1,000,000	1,083,750
6.625%, 5/01/21	United States	2,562,000	2,847,023
6.75%, 2/01/22	United States	2,000,000	2,242,500
6.875%, 2/15/23	United States	6,000,000	6,750,000
QR Energy LP/QRE Finance, senior note, 9.25%, 8/01/20	United States	16,950,000	18,221,250
Quicksilver Resources Inc.,
[d,f] secured note, second lien, 144A, FRN, 7.00%, 6/21/19	United States	12,000,000	11,857,500
senior note, 9.125%, 8/15/19	United States	5,000,000	4,925,000

26 | Annual Report

Franklin Strategic Series

Statement of Investments, April 30, 2014 (continued)

Franklin Strategic Income Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Energy (continued)
Regency Energy Partners LP/Regency Energy Finance Corp.,
senior bond, 5.50%, 4/15/23	United States	5,000,000		$5,087,500
senior note, 5.875%, 3/01/22	United States	1,300,000		1,365,000
Sabine Pass Liquefaction LLC, first lien, 5.625%,
2/01/21	United States	24,000,000		24,900,000
4/15/23	United States	6,200,000		6,285,250
[d] Samson Investment Co., senior note, 144A, 9.75%, 2/15/20	United States	20,000,000		21,200,000
[d] Sanchez Energy Corp., senior note, 144A, 7.75%, 6/15/21	United States	12,600,000		13,545,000
W&T Offshore Inc., senior note, 8.50%, 6/15/19	United States	20,000,000		21,700,000
				747,702,524
Food & Staples Retailing 0.2%
[d] Cencosud SA, senior note, 144A, 4.875%, 1/20/23	Chile	20,000,000		19,520,900
Food, Beverage & Tobacco 1.2%
[d] Barry Callebaut Services SA, senior note, 144A, 5.50%,
6/15/23	Belgium	5,300,000		5,574,937
[d] Boparan Finance PLC, senior note, 144A, 9.75%, 4/30/18	United Kingdom	11,300,000	EUR	16,890,200
Constellation Brands Inc., senior note, 4.25%, 5/01/23	United States	10,600,000		10,441,000
Del Monte Corp., senior note, 7.625%, 2/15/19	United States	15,288,000		15,956,850
[d] JBS USA LLC/Finance Inc., senior note, 144A,
8.25%, 2/01/20	United States	15,600,000		17,152,200
7.25%, 6/01/21	United States	4,500,000		4,876,875
Kraft Foods Group Inc., senior bond, 3.50%, 6/06/22	United States	20,000,000		20,355,260
[d] Post Holdings Inc., senior note, 144A, 6.75%, 12/01/21	United States	8,600,000		9,030,000
[d] Sun Merger Sub Inc., senior note, 144A,
5.25%, 8/01/18	United States	2,500,000		2,620,313
5.875%, 8/01/21	United States	2,000,000		2,111,250
				105,008,885
Health Care Equipment & Services 1.3%
Alere Inc., senior sub. note, 6.50%, 6/15/20	United States	4,900,000		5,169,500
[d] Cegedim SA, senior note, 144A, 6.75%, 4/01/20	France	5,800,000	EUR	8,473,191
CHS/Community Health Systems Inc.,
senior note, 8.00%, 11/15/19	United States	10,200,000		11,207,250
senior note, 7.125%, 7/15/20	United States	6,000,000		6,442,500
[d] senior note, 144A, 6.875%, 2/01/22	United States	3,300,000		3,436,125
senior secured note, 5.125%, 8/15/18	United States	6,000,000		6,322,500
DaVita HealthCare Partners Inc., senior note, 5.75%,
8/15/22	United States	10,000,000		10,625,000
HCA Inc.,
senior note, 6.50%, 2/15/16	United States	3,000,000		3,262,500
senior note, 7.50%, 2/15/22	United States	8,100,000		9,258,300
senior note, 5.875%, 5/01/23	United States	15,000,000		15,300,000
senior secured bond, 7.25%, 9/15/20	United States	1,700,000		1,838,125
senior secured note, 5.875%, 3/15/22	United States	10,000,000		10,750,000
Hologic Inc., senior note, 6.25%, 8/01/20	United States	4,700,000		4,993,750

Annual Report | 27

Franklin Strategic Series

Statement of Investments, April 30, 2014 (continued)

Franklin Strategic Income Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Health Care Equipment & Services (continued)
Tenet Healthcare Corp., senior note,
8.125%, 4/01/22	United States	8,400,000		$9,345,000
[d] 144A, 5.00%, 3/01/19	United States	2,600,000		2,613,000
[d] 144A, 6.00%, 10/01/20	United States	2,700,000		2,840,062
				111,876,803
Insurance 0.5%
[d] MetLife Capital Trust X, secured bond, 144A, 9.25% to
4/08/38, FRN thereafter, 4/08/68	United States	1,900,000		2,565,000
MetLife Inc., junior sub. note, 6.40% to 12/15/36,
FRN thereafter, 12/15/66	United States	20,000,000		21,800,000
[d] Mitsui Sumitomo Insurance Co. Ltd., junior sub. note, 144A,
7.00% to 3/15/22, FRN thereafter, 3/15/72	Japan	20,000,000		23,635,900
				48,000,900
Materials 4.1%
ArcelorMittal, senior note,
6.00%, 3/01/21	Luxembourg	20,000,000		21,400,400
6.75%, 2/25/22	Luxembourg	15,000,000		16,614,225
[d] Ardagh Packaging Finance PLC, senior note, 144A, 9.125%,
10/15/20	Luxembourg	5,000,000		5,587,500
[d] Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc.,
senior note, 144A, 6.25%, 1/31/19	Luxembourg	2,000,000		2,090,000
senior note, 144A, 7.00%, 11/15/20	Luxembourg	1,764,706		1,850,735
senior note, 144A, 6.75%, 1/31/21	Luxembourg	2,400,000		2,517,000
senior secured note, first lien, 144A, 7.375%, 10/15/17	Luxembourg	3,100,000		3,287,937
[d] Barminco Finance Pty. Ltd., senior note, 144A, 9.00%,
6/01/18	Australia	15,000,000		13,884,375
[d] Cemex Finance LLC, senior secured note, 144A,
9.375%, 10/12/22	Mexico	1,400,000		1,620,500
6.00%, 4/01/24	Mexico	5,800,000		5,829,000
[d] Cemex SAB de CV,
secured note, 144A, 5.875%, 3/25/19	Mexico	10,000,000		10,268,750
senior secured note, 144A, 9.00%, 1/11/18	Mexico	20,000,000		21,675,000
[d] Faenza GmbH, senior note, 144A, 8.25%, 8/15/21	Germany	6,700,000	EUR	10,229,473
[d] First Quantum Minerals Ltd., senior note, 144A,
6.75%, 2/15/20	Canada	15,000,000		15,225,000
7.00%, 2/15/21	Canada	14,125,000		14,389,844
[d] FMG Resources (August 2006) Pty. Ltd., senior note, 144A,
6.00%, 4/01/17	Australia	2,000,000		2,110,000
6.875%, 2/01/18	Australia	12,000,000		12,690,000
8.25%, 11/01/19	Australia	15,000,000		16,631,250
[d] Glencore Funding LLC,
144A, 4.625%, 4/29/24	Switzerland	5,000,000		5,024,000
senior note, 144A, 4.125%, 5/30/23	Switzerland	7,500,000		7,287,795
[d] Ineos Finance PLC, senior secured note, 144A,
8.375%, 2/15/19	Switzerland	700,000		773,500
7.50%, 5/01/20	Switzerland	2,000,000		2,193,750

28 | Annual Report

Franklin Strategic Series

Statement of Investments, April 30, 2014 (continued)

Franklin Strategic Income Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Materials (continued)
[d] Ineos Group Holdings SA, senior note, 144A,
6.125%, 8/15/18	Switzerland	6,800,000		$7,072,000
6.50%, 8/15/18	Switzerland	6,100,000	EUR	8,943,742
5.75%, 2/15/19	Switzerland	2,800,000	EUR	3,993,402
[d] Kerling PLC, senior secured note, 144A, 10.625%, 2/01/17	United Kingdom	12,000,000	EUR	17,681,972
Novelis Inc., senior note,
8.375%, 12/15/17	Canada	9,000,000		9,618,750
8.75%, 12/15/20	Canada	8,000,000		8,960,000
[d] Orion Engineered Carbons Bondco GmbH, senior secured bond,
144A, 10.00%, 6/15/18	Germany	11,700,000	EUR	17,599,666
[d,h] Orion Engineered Carbons Finance & Co. SCA, senior note,
144A, PIK, 9.25%, 8/01/19	Germany	3,000,000		3,138,750
Reynolds Group Issuer Inc./LLC/SA,
first lien, 5.75%, 10/15/20	United States	6,600,000		6,897,000
senior note, 8.50%, 5/15/18	United States	14,000,000		14,647,500
senior note, 9.00%, 4/15/19	United States	1,000,000		1,072,500
senior note, 9.875%, 8/15/19	United States	400,000		446,000
senior note, 8.25%, 2/15/21	United States	10,000,000		10,862,500
senior secured note, 7.125%, 4/15/19	United States	5,000,000		5,300,000
[d] Sealed Air Corp., senior note, 144A,
8.125%, 9/15/19	United States	4,000,000		4,470,000
6.50%, 12/01/20	United States	4,000,000		4,440,000
8.375%, 9/15/21	United States	4,000,000		4,630,000
[d] U.S. Coatings Acquisition Inc./Flash Dutch 2 BV, 144A,
5.75%, 2/01/21	United States	8,000,000	EUR	11,936,856
[d] Xstrata Finance Canada Ltd., senior note, 144A, 4.95%,
11/15/21	Canada	25,000,000		26,268,000
				361,158,672
Media 3.0%
Cablevision Systems Corp., senior note, 8.625%, 9/15/17	United States	3,000,000		3,540,000
CCO Holdings LLC/CCO Holdings Capital Corp.,
senior bond, 5.25%, 9/30/22	United States	5,600,000		5,621,000
senior note, 8.125%, 4/30/20	United States	5,000,000		5,493,750
senior note, 6.50%, 4/30/21	United States	8,000,000		8,570,000
Clear Channel Communications Inc., senior secured bond,
first lien, 9.00%, 3/01/21	United States	25,000,000		26,687,500
Clear Channel Worldwide Holdings Inc.,
senior note, 6.50%, 11/15/22	United States	3,000,000		3,210,000
senior note, 6.50%, 11/15/22	United States	5,000,000		5,375,000
senior sub. note, 7.625%, 3/15/20	United States	900,000		967,500
senior sub. note, 7.625%, 3/15/20	United States	5,100,000		5,520,750
CSC Holdings Inc., senior deb., 7.625%, 7/15/18	United States	6,000,000		6,960,000
CSC Holdings LLC, senior note, 6.75%, 11/15/21	United States	22,000,000		24,612,500
DISH DBS Corp.,
senior bond, 5.00%, 3/15/23	United States	10,000,000		10,225,000
senior note, 7.125%, 2/01/16	United States	13,000,000		14,235,000
senior note, 6.75%, 6/01/21	United States	4,000,000		4,530,000
senior note, 5.875%, 7/15/22	United States	3,000,000		3,243,750

				Annual Report | 29

Franklin Strategic Series

Statement of Investments, April 30, 2014 (continued)

Franklin Strategic Income Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Media (continued)
[d] Gannett Co. Inc.,
senior bond, 144A, 6.375%, 10/15/23	United States	19,200,000		$20,400,000
senior note, 144A, 5.125%, 7/15/20	United States	5,200,000		5,408,000
Time Warner Inc.,
7.625%, 4/15/31	United States	9,000,000		12,277,053
6.10%, 7/15/40	United States	3,000,000		3,535,299
senior bond, 3.40%, 6/15/22	United States	3,000,000		3,025,776
[d] Unitymedia Hessen GmbH & Co.KG/Unitymedia NRW GmbH,
secured bond, 144A, 5.75%, 1/15/23	Germany	3,700,000	EUR	5,565,706
senior secured note, 144A, 9.50%, 3/15/21	Germany	7,000,000	EUR	11,221,581
senior secured note, 144A, 5.625%, 4/15/23	Germany	1,900,000	EUR	2,859,515
[d] Univision Communications Inc.,
senior secured bond, 144A, 6.75%, 9/15/22	United States	3,622,000		4,002,310
senior secured note, 144A, 6.875%, 5/15/19	United States	5,000,000		5,356,250
senior secured note, 144A, 7.875%, 11/01/20	United States	11,000,000		12,141,250
senior secured note, 144A, 5.125%, 5/15/23	United States	2,000,000		2,050,000
[d] UPC Holding BV, senior note, 144A, 6.375%, 9/15/22	Netherlands	3,000,000	EUR	4,476,321
[d] UPCB Finance II Ltd., senior secured note, 144A, 6.375%,
7/01/20	Netherlands	8,000,000	EUR	11,884,364
[d] UPCB Finance VI Ltd., senior secured note, 144A, 6.875%,
1/15/22	Netherlands	5,000,000		5,459,375
[d] Videotron Ltd., senior bond, 144A, 5.375%, 6/15/24	Canada	6,400,000		6,464,000
[d] Virgin Media Secured Finance PLC, senior secured bond,
144A, 5.50%, 1/15/25	United Kingdom	14,000,000		14,113,750
[d] VTR Finance BV, senior secured note, 144A, 6.875%,
1/15/24	Chile	7,600,000		7,936,323
				266,968,623
Pharmaceuticals, Biotechnology & Life Sciences 1.0%
[d] Capsugel FinanceCo SCA, senior note, 144A, 9.875%,
8/01/19	United States	11,000,000	EUR	16,737,435
[d] Grifols Worldwide Operations Ltd., senior note, 144A, 5.25%,
4/01/22	United States	3,500,000		3,561,250
[d] inVentiv Health Inc., senior secured note, 144A, 9.00%,
1/15/18	United States	6,200,000		6,603,000
[d,h] Jaguar Holding Co. I, senior note, 144A, PIK, 9.375%,
10/15/17	United States	12,000,000		12,600,000
[d] Valeant Pharmaceuticals International Inc., senior note, 144A,
7.50%, 7/15/21	United States	10,800,000		12,096,000
5.625%, 12/01/21	United States	5,000,000		5,212,500
[d] VPI Escrow Corp., senior note, 144A, 6.375%, 10/15/20	United States	16,600,000		17,928,000
Zoetis Inc., senior bond, 3.25%, 2/01/23	United States	15,000,000		14,643,870
				89,382,055
Real Estate 0.1%
Crown Castle International Corp., senior bond,
7.125%, 11/01/19	United States	400,000		427,360
5.25%, 1/15/23	United States	5,000,000		5,162,500
				5,589,860

30 | Annual Report

Franklin Strategic Series

Statement of Investments, April 30, 2014 (continued)

Franklin Strategic Income Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Retailing 0.5%
[d] Edcon Holdings Pty. Ltd., senior note, 144A, 13.375%,
6/30/19	South Africa	1,800,000	EUR	$2,273,794
[d] Edcon Pty. Ltd., secured note, 144A, 9.50%, 3/01/18	South Africa	15,325,000	EUR	21,228,333
[d] Matalan Finance Ltd., senior secured note, 144A, 8.875%,
4/29/16	United Kingdom	4,200,000	GBP	7,285,775
[d] New Look Bondco I PLC, 144A, 8.75%, 5/14/18	United Kingdom	9,100,000	GBP	16,582,812
				47,370,714
Software & Services 1.0%
[d] BMC Software Finance Inc., senior note, 144A, 8.125%,
7/15/21	United States	15,000,000		15,787,500
Equinix Inc., senior bond, 5.375%, 4/01/23	United States	20,000,000		20,450,000
First Data Corp.,
senior bond, 12.625%, 1/15/21	United States	2,000,000		2,410,000
senior note, 11.25%, 1/15/21	United States	5,000,000		5,737,500
[d] senior secured bond, 144A, 8.25%, 1/15/21	United States	28,000,000		30,310,000
Sterling International Inc., senior note, 11.00%, 10/01/19	United States	9,300,000		9,858,000
				84,553,000
Technology Hardware & Equipment 0.6%
[d] Alcatel-Lucent USA Inc., senior note, 144A, 6.75%,
11/15/20	France	16,900,000		17,829,500
CDW LLC/Finance Corp., senior note, 8.50%, 4/01/19	United States	15,000,000		16,481,250
[d,h] CommScope Holdings Co. Inc., senior note, 144A, PIK,
6.625%, 6/01/20	United States	1,800,000		1,939,500
[d] CommScope Inc., senior note, 144A, 8.25%, 1/15/19	United States	13,110,000		14,257,125
				50,507,375
Telecommunication Services 3.9%
[d] Altice Financing SA, senior secured note, 144A, 6.50%,
1/15/22	Luxembourg	3,900,000	EUR	5,775,260
CenturyLink Inc.,
senior bond, 6.75%, 12/01/23	United States	2,000,000		2,155,000
senior note, 6.00%, 4/01/17	United States	12,000,000		13,320,000
senior note, 6.45%, 6/15/21	United States	4,100,000		4,438,250
senior note, 5.80%, 3/15/22	United States	2,000,000		2,060,000
[d] Digicel Group Ltd., senior note, 144A,
8.25%, 9/30/20	Bermuda	12,000,000		12,840,000
7.125%, 4/01/22	Bermuda	3,000,000		3,024,375
[d] Digicel Ltd., senior note, 144A,
8.25%, 9/01/17	Bermuda	1,000,000		1,042,550
6.00%, 4/15/21	Bermuda	5,700,000		5,796,187
[d] eAccess Ltd., senior note, 144A,
8.25%, 4/01/18	Japan	5,800,000		6,343,750
8.375%, 4/01/18	Japan	2,200,000	EUR	3,345,580
Frontier Communications Corp.,
senior bond, 7.625%, 4/15/24	United States	6,025,000		6,281,062
senior note, 8.50%, 4/15/20	United States	14,000,000		16,371,250
senior note, 8.75%, 4/15/22	United States	6,000,000		6,870,000

Annual Report | 31

Franklin Strategic Series

Statement of Investments, April 30, 2014 (continued)

Franklin Strategic Income Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Telecommunication Services (continued)
Frontier Communications Corp., (continued)
senior note, 7.125%, 1/15/23	United States	2,000,000		$2,075,000
senior note, 7.875%, 1/15/27	United States	3,975,000		4,019,719
Intelsat Jackson Holdings SA,
senior bond, 6.625%, 12/15/22	Luxembourg	10,000,000		10,293,750
[d] senior bond, 144A, 5.50%, 8/01/23	Luxembourg	3,000,000		2,951,250
senior note, 7.25%, 10/15/20	Luxembourg	15,000,000		16,237,500
senior note, 7.50%, 4/01/21	Luxembourg	9,000,000		9,900,000
[d] Lynx I Corp., first lien, 144A, 5.375%, 4/15/21	United Kingdom	4,300,000		4,429,000
[d] Lynx II Corp., senior bond, 144A, 6.375%, 4/15/23	United Kingdom	500,000		527,500
[d] Millicom International Cellular SA, senior note, 144A, 6.625%,
10/15/21	Luxembourg	12,000,000		12,667,500
[d,h] Mobile Challenger Intermediate Group SA, secured note, 144A,
PIK, 8.75%, 3/15/19	Switzerland	3,650,000	EUR	5,240,495
[d] Nokia Siemens Networks Finance BV, senior note, 144A,
7.125%, 4/15/20	Netherlands	12,000,000	EUR	19,132,956
[d] Play Finance 1 SA, senior note, 144A, 6.50%, 8/01/19	Poland	3,900,000	EUR	5,768,498
[d] Play Finance 2 SA, senior secured note, 144A, 5.25%,
2/01/19	Poland	6,700,000	EUR	9,630,691
[d] Sprint Corp.,
senior bond, 144A, 7.125%, 6/15/24	United States	2,700,000		2,841,750
senior note, 144A, 7.875%, 9/15/23	United States	4,700,000		5,193,500
Sprint Nextel Corp., senior note,
8.375%, 8/15/17	United States	17,000,000		20,060,000
6.00%, 11/15/22	United States	10,000,000		10,112,500
[d] 144A, 9.00%, 11/15/18	United States	8,000,000		9,770,000
[d] 144A, 7.00%, 3/01/20	United States	5,000,000		5,793,750
T-Mobile USA Inc.,
senior bond, 6.50%, 1/15/24	United States	3,500,000		3,679,375
senior note, 6.542%, 4/28/20	United States	5,000,000		5,393,750
senior note, 6.633%, 4/28/21	United States	3,500,000		3,793,125
senior note, 6.125%, 1/15/22	United States	2,000,000		2,110,000
senior note, 6.731%, 4/28/22	United States	3,500,000		3,788,750
Telefonica Emisiones SAU, senior note,
5.462%, 2/16/21	Spain	12,000,000		13,511,220
4.57%, 4/27/23	Spain	11,000,000		11,541,530
Verizon Communications Inc., senior note, 5.15%, 9/15/23	United States	26,000,000		28,702,830
[d] Wind Acquisition Finance SA, senior secured note, 144A,
7.00%, 4/23/21	Italy	17,300,000	EUR	24,854,708
				343,683,911
Transportation 0.6%
[d] Florida East Coast Holdings Corp.,
secured note, 144A, 6.75%, 5/01/19	United States	7,600,000		7,828,000
senior note, 144A, 9.75%, 5/01/20	United States	4,000,000		4,140,000
HDTFS Inc., senior note,
5.875%, 10/15/20	United States	1,800,000		1,917,000
6.25%, 10/15/22	United States	10,000,000		10,750,000

32 | Annual Report

Franklin Strategic Series

Statement of Investments, April 30, 2014 (continued)

Franklin Strategic Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Transportation (continued)
Hertz Corp., senior note, 6.75%, 4/15/19	United States	11,900,000	$12,822,250
[d] Stena AB, senior bond, 144A, 7.00%, 2/01/24	Sweden	7,500,000	7,612,500
[d] Stena International SA, secured bond, 144A, 5.75%,
3/01/24	Sweden	10,000,000	9,931,250
			55,001,000
Utilities 1.1%
[d] Calpine Corp.,
senior secured bond, first lien, 144A, 5.875%, 1/15/24	United States	4,700,000	4,846,875
senior secured note, 144A, 7.875%, 7/31/20	United States	4,378,000	4,821,272
senior secured note, 144A, 7.50%, 2/15/21	United States	6,352,000	6,955,440
senior secured note, 144A, 7.875%, 1/15/23	United States	4,832,000	5,436,000
senior secured note, first lien, 144A, 6.00%, 1/15/22	United States	1,300,000	1,387,750
[d,e] EDF SA,
junior sub. bond, 144A, 5.625% to 1/22/24, FRN
thereafter, Perpetual	France	5,000,000	5,169,425
sub. note, 144A, 5.25% to 1/29/23, FRN thereafter,
Perpetual	France	25,000,000	25,593,750
[d] InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	17,000,000	17,998,750
[d,i] Texas Competitive Electric Holdings Co. LLC/Texas Competitive
Electric Holdings Finance Inc., senior secured note, 144A,
11.50%, 10/01/20	United States	30,000,000	24,150,000
			96,359,262
Total Corporate Bonds (Cost $2,999,270,690)			3,200,109,698
[f,j]Senior Floating Rate Interests 14.5%
Automobiles & Components 0.5%
[k] August LuxUK Holding Co., Lux Second Lien, 10.50%,
4/27/19	Luxembourg	10,536,643	10,773,717
[k] August U.S. Holding Co. Inc., U.S. Second Lien, 10.50%,
4/27/19	United States	3,450,051	3,527,678
FRAM Group Holdings Inc. (Autoparts Holdings),
Second Lien Term Loan, 10.50%, 1/29/18	United States	21,928,750	20,941,956
Term Loan, 6.50%, 7/29/17	United States	8,846,403	8,853,772
			44,097,123
Capital Goods 0.8%
Air Distribution Technologies (Tomkins Air Distribution),
Second Lien Initial Loan, 9.25%, 5/09/20	United States	10,841,980	10,991,057
[k] Doncasters U.S. Finance LLC, Term B Loans, 5.75%,
4/09/20	United States	2,488,100	2,498,468
[l] Erickson Inc., Purchase Price Notes, 6.00%, 11/02/20	United States	1,202,322	1,160,988
Quikrete Holdings Inc., First Lien Initial Loan, 4.00%,
9/26/20	United States	13,685,873	13,696,137
Sensus USA Inc., Second Lien Term Loan, 8.50%, 5/09/18	United States	13,947,904	14,026,361
[k] Signode Industrial Group U.S. Inc., Term Loan B, 5.25%,
5/01/21	United States	10,884,112	10,858,599
TransDigm Inc., Tranche C Term Loan, 3.75%, 2/28/20	United States	5,199,445	5,181,164

Annual Report | 33

Franklin Strategic Series

Statement of Investments, April 30, 2014 (continued)

Franklin Strategic Income Fund	Country	Principal Amount*	Value
[f,j]Senior Floating Rate Interests (continued)
Capital Goods (continued)
Wesco Distribution Inc., Tranche B-1 Loan, 3.75%,
12/12/19	United States	12,784,460	$12,784,384
			71,197,158
Commercial & Professional Services 0.8%
AlixPartners LLP, Second Lien 2013 Recapitalization Term
Loan, 9.00%, 7/10/21	United States	2,134,146	2,184,166
Altegrity Inc., Tranche D Term Loan, 7.75%, 2/21/15	United States	39,019,727	38,401,928
Interactive Data Corp.,
Term B Loan, 3.75%, 2/11/18	United States	21,713,079	21,708,563
Term Loan, 6.00%, 5/05/21	United States	5,146,921	5,150,940
Pacific Industrial Services US Finco LLC (Spotless), Second
Lien Initial Term Loan, 8.75%, 4/02/19	United States	253,000	259,483
			67,705,080
Consumer Services 0.6%
Caesars Entertainment Resort Properties LLC, Term B Loans,
7.00%, 10/11/20	United States	6,857,143	6,879,524
[k] ClubCorp Club Operations Inc., Term B Loans, 5.25%,
7/24/20	United States	5,098,400	5,092,027
Diamond Resorts Corp., First Lien Term Loan, 6.75%,
5/09/21	United States	3,157,400	3,163,320
Hilton Worldwide Finance LLC, Initial Term Loan, 3.50%,
10/25/20	United States	39,590	39,510
La Quinta Intermediate Holdings LLC, Initial Term Loans,
4.00%, 4/14/21	United States	10,525,271	10,498,958
[b,h] Turtle Bay Holdings LLC, Term Loan B, PIK, 3.00%, 3/01/15	United States	25,949,828	24,587,462
			50,260,801
Diversified Financials 0.4%
Asurion LLC,
Incremental Tranche B-1 Term Loan, 5.00%, 5/24/19	United States	9,605,902	9,621,914
Second Lien Term Loan, 8.50%, 3/03/21	United States	8,900	9,126
Guggenheim Partners Investment Management Holdings LLC,
Initial Term Loan, 4.25%, 7/22/20	United States	4,773,001	4,793,286
Trans Union LLC, 2014 Replacement Term Loan, 4.00%,
4/09/21	United States	22,675,900	22,615,673
			37,039,999
Energy 0.3%
Bowie Resource Holdings LLC, 2nd Lien Initial Term Loan,
11.75%, 2/16/21	United States	6,530,612	6,628,571
McJunkin Red Man Corp., 2013 Term Loan, 4.75%,
11/11/19	United States	6,381,283	6,435,129
[k] Pacific Drilling SA, Term Loan, 4.50%, 6/03/18	Luxembourg	10,339,910	10,356,071
			23,419,771
Food & Staples Retailing 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan, 9.50%,
10/10/17	United States	8,931,383	8,685,770

34 | Annual Report

Franklin Strategic Series

Statement of Investments, April 30, 2014 (continued)

Franklin Strategic Income Fund	Country	Principal Amount*	Value
[f,j]Senior Floating Rate Interests (continued)
Food, Beverage & Tobacco 0.3%
Allflex Holdings III Inc., Second Lien Initial Term Loan,
8.00%, 7/17/21	United States	5,270,000	$5,331,485
Big Heart Pet Brands (Del Monte Pet), Initial Term Loans,
3.50%, 2/24/20	United States	19,189,952	19,060,420
[k] CSM Bakery Supplies LLC (U.S. Acquisition), Second Lien
Term Loan, 9.75%, 7/03/21	United States	1,141,805	1,161,786
			25,553,691
Health Care Equipment & Services 2.1%
Carestream Health Inc., Second Lien Loan, 9.50%,
12/07/19	United States	14,978,703	15,315,724
Community Health Systems Inc.,
2017 Term E Loan, 3.447% - 3.483%, 1/25/17	United States	12,686,421	12,712,479
2021 Term D Loan, 4.25%, 1/27/21	United States	36,542,000	36,701,725
DaVita HealthCare Partners Inc.,
Tranche B Term Loan, 4.50%, 10/20/16	United States	13,470,879	13,517,960
Tranche B-2 Term Loan, 4.00%, 8/24/19	United States	24,751,509	24,850,787
[k] Dialysis Newco Inc.,
First Lien Term Loan, 6.00%, 4/21/21	United States	4,273,800	4,279,142
Second Lien Term Loan, 9.00%, 10/21/21	United States	2,417,433	2,423,477
[k] Millennium Laboratories LLC, Tranche B Term Loan, 6.50%,
4/16/21	United States	35,490,400	35,345,990
[k] Prescrix Inc., Second Lien Facility, 9.25%, 4/30/22	United States	5,969,191	5,978,521
Surgery Centers Holdings Inc., Incremental Second Lien Term
Loan, 9.75%, 4/10/20	United States	69,500	69,391
[k] Truven Health Analytics Inc., New Tranche B Term Loan,
5.50%, 6/06/19	United States	10,195,065	10,137,718
[k] U.S. Renal Care Inc., Tranche B-2 Term Loan, 4.25%,
7/03/19	United States	22,428,989	22,457,025
			183,789,939
Household & Personal Products 0.7%
[k] FGI Operating Co. LLC (Freedom Group), Term B Loans,
5.50%, 4/19/19	United States	31,754,701	32,191,328
Otter Products LLC, Loans, 5.25%, 4/29/19	United States	28,086,996	28,098,708
Sun Products Corp., Tranche B Term Loan, 3.25%, 3/23/20	United States	1,331,171	1,286,244
			61,576,280
Insurance 0.0%†
[k] HUB International Ltd., Initial Term Loan, 5.50%, 10/02/20	United States	4,146,500	4,144,945
Materials 2.6%
[k] American Rock Salt Co. LLC, Initial Loan, 6.00%, 4/25/17	United States	24,101,741	24,154,475
Arysta Lifescience SPC LLC,
Initial Term Loan, 4.50%, 5/29/20	United States	32,088,171	32,087,914
Second Lien Initial Term Loan, 8.25%, 11/30/20	United States	30,729,712	31,401,925
[k] Atkore International Inc., Second Lien Initial Term Loan,
9.00%, 10/09/21	United States	1,941,300	1,949,793
Axalta Coating Systems U.S. Holdings Inc., 2014 Specified
Refinancing Term, 4.00%, 2/01/20	United States	14,923,713	14,904,028

Annual Report | 35

Franklin Strategic Series

Statement of Investments, April 30, 2014 (continued)

Franklin Strategic Income Fund	Country	Principal Amount*	Value
[f,j]Senior Floating Rate Interests (continued)
Materials (continued)
Caraustar Industries Inc., Initial Term Loan, 7.50%, 5/01/19	United States	3,048,069	$3,096,649
Exopack Holdings SA, USD Term Loan, 5.25%, 5/08/19	Luxembourg	5,100,137	5,157,514
FMG America Finance Inc. (Fortescue Metals Group), Loans,
4.25%, 6/30/19	United States	15,545,286	15,556,214
MacDermid Holdings LLC, First Lien Tranche B Term Loan,
4.00%, 6/07/20	United States	18,346,405	18,309,712
[k] OCI Beaumont LLC, Term B-3 Loan, 5.00%, 8/20/19	United States	5,144,459	5,202,334
Oxbow Carbon LLC, First Lien Tranche B Term Loan, 4.25%,
7/19/19	United States	6,870,731	6,892,202
OXEA GmbH, Second Lien Term Loan, 8.25%, 7/15/20	Luxembourg	11,139,546	11,348,413
Reynolds Group Holdings Inc., U.S. Term Loan, 4.00%,
12/01/18	United States	42,189,449	42,271,845
Tronox Pigments (Netherlands) BV, Term Loan, 4.00%,
3/19/20	Netherlands	18,114,630	18,134,447
			230,467,465
Media 1.4%
[k] Cengage Learning Acquisitions Inc., Original Term Loans,
7.00%, 3/31/20	United States	32,693,536	33,196,199
Cumulus Media Holdings Inc., Term Loans, 4.25%,
12/23/20	United States	15,404,327	15,404,327
[k] NEP/NCP Holdco Inc., Second Lien Term Loan, 9.50%,
7/22/20	United States	5,918,932	6,085,402
[k] Radio One Inc., Term Loan, 7.50%, 3/31/16	United States	4,560,163	4,634,266
[k] William Morris Endeavor Entertainment LLC,
Term Loans First Lien, 6.50%, 3/21/21	United States	46,451,489	46,428,264
Term Loans Second Lien, 9.50%, 3/21/22	United States	15,931,764	16,086,111
Zuffa LLC, Initial Term Loan, 3.75%, 2/25/20	United States	3,649,204	3,637,800
			125,472,369
Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Valeant Pharmaceuticals International Inc., Series E-1 Tranche
B Term Loan, 3.75%, 8/05/20	Canada	16,229,129	16,243,784
Retailing 2.3%
BJ’s Wholesale Club Inc.,
2013 (Nov) Replacement Loans, 4.50%, 9/26/19	United States	36,234,546	36,244,619
[k] Second Lien 2013 (Nov) Replacement Loans, 8.50%,
3/26/20	United States	25,278,297	25,844,810
Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00%,
7/09/19	United States	20,179,087	20,246,344
Harbor Freight Tools USA Inc., Loans, 4.75%, 7/26/19	United States	9,544,912	9,590,203
[k] The Men’s Wearhouse Inc., Term Loan B, 5.75%, 4/15/21	United States	14,278,400	14,258,767
The Neiman Marcus Group Ltd. Inc., Other Term Loan, 4.25%,
10/25/20	United States	8,046,400	8,039,697
Party City Holdings Inc., 2014 Replacement Term Loan,
4.00%, 7/27/19	United States	24,314,125	24,260,950
[k] Sears Roebuck Acceptance Corp., Term Loan, 5.50%,
6/30/18	United States	42,129,041	42,516,333

36 | Annual Report

Franklin Strategic Series

Statement of Investments, April 30, 2014 (continued)

Franklin Strategic Income Fund	Country	Principal Amount*		Value
[f,j]Senior Floating Rate Interests (continued)
Retailing (continued)
Sungard Availability Services Capital Inc., Tranche B Term Loan,
6.00%, 3/31/19	United States	19,681,085		$19,582,680
				200,584,403
Software & Services 0.7%
BMC Software Finance Inc., Initial U.S. Term Loans, 5.00%,
9/10/20	United States	28,313,659		28,304,826
MoneyGram International Inc., Term Loan, 4.25%, 3/28/20	United States	28,365,788		27,763,015
Vertafore Inc., Second Lien Term Loan, 9.75%, 10/27/17	United States	8,638,639		8,792,519
				64,860,360
Technology Hardware & Equipment 0.4%
Alcatel-Lucent USA Inc., U.S. Term Loan C (TLC), 4.50%,
1/30/19	France	13,143,873		13,167,151
Dell International LLC, Term B Loan, 4.50%, 4/29/20	United States	11,252,807		11,226,239
[k] Presidio Inc., Term Loan, 6.25%, 3/31/17	United States	7,566,521		7,613,812
				32,007,202
Telecommunication Services 0.1%
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%,
6/30/19	Luxembourg	13,437,434		13,451,436
Transportation 0.2%
[k] Global Tip Finance BV/Finance America LLC, Facility C
Commitment, 6.50%, 10/16/20	United States	16,672,657		16,464,249
Total Senior Floating Rate Interests
(Cost $1,273,083,951)				1,277,021,825
Foreign Government and Agency Securities 20.3%
Government of Canada,
2.25%, 8/01/14	Canada	4,385,000	CAD	4,014,132
1.00%, 11/01/14	Canada	3,697,000	CAD	3,373,257
2.00%, 12/01/14	Canada	8,878,000	CAD	8,149,567
1.00%, 5/01/15	Canada	34,283,000	CAD	31,280,872
Government of Hungary,
7.75%, 8/24/15	Hungary	57,900,000	HUF	279,116
5.50%, 2/12/16	Hungary	7,719,020,000	HUF	36,509,368
5.50%, 12/22/16	Hungary	584,040,000	HUF	2,787,476
4.125%, 2/19/18	Hungary	4,390,000		4,521,700
6.50%, 6/24/19	Hungary	721,600,000	HUF	3,573,278
7.50%, 11/12/20	Hungary	8,507,000,000	HUF	44,203,130
5.375%, 2/21/23	Hungary	16,250,000		16,997,094
A, 8.00%, 2/12/15	Hungary	183,720,000	HUF	865,903
A, 6.75%, 11/24/17	Hungary	1,955,920,000	HUF	9,711,551
A, 5.50%, 12/20/18	Hungary	426,500,000	HUF	2,034,078
A, 7.00%, 6/24/22	Hungary	11,570,000	HUF	58,780
A, 6.00%, 11/24/23	Hungary	1,015,870,000	HUF	4,876,245
D, 6.75%, 8/22/14	Hungary	890,000,000	HUF	4,074,685
senior note, 6.25%, 1/29/20	Hungary	21,690,000		24,062,344
senior note, 6.375%, 3/29/21	Hungary	14,820,000		16,533,563
senior note, 5.75%, 11/22/23	Hungary	5,000,000		5,337,500
				Annual Report | 37

Franklin Strategic Series

Statement of Investments, April 30, 2014 (continued)

Franklin Strategic Income Fund	Country	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Government of Indonesia,
FR26, 11.00%, 10/15/14	Indonesia	4,500,000,000	IDR	$398,202
FR28, 10.00%, 7/15/17	Indonesia	10,200,000,000	IDR	948,530
FR34, 12.80%, 6/15/21	Indonesia	169,210,000,000	IDR	18,532,387
FR36, 11.50%, 9/15/19	Indonesia	35,400,000,000	IDR	3,574,692
FR39, 11.75%, 8/15/23	Indonesia	29,150,000,000	IDR	3,107,501
FR44, 10.00%, 9/15/24	Indonesia	8,340,000,000	IDR	810,628
Government of Ireland,
5.90%, 10/18/19	Ireland	9,393,000	EUR	16,074,422
4.50%, 4/18/20	Ireland	1,390,000	EUR	2,231,612
5.00%, 10/18/20	Ireland	26,083,000	EUR	43,107,636
senior bond, 5.40%, 3/13/25	Ireland	15,868,580	EUR	26,868,718
Government of Malaysia,
3.434%, 8/15/14	Malaysia	77,675,000	MYR	23,841,761
3.741%, 2/27/15	Malaysia	115,230,000	MYR	35,531,457
3.835%, 8/12/15	Malaysia	32,480,000	MYR	10,045,156
4.72%, 9/30/15	Malaysia	72,594,000	MYR	22,733,882
3.197%, 10/15/15	Malaysia	27,690,000	MYR	8,493,297
senior bond, 4.24%, 2/07/18	Malaysia	64,800,000	MYR	20,400,331
senior note, 3.172%, 7/15/16	Malaysia	120,000,000	MYR	36,711,724
Government of Mexico,
7.00%, 6/19/14	Mexico	2,187,000[m]MXN		16,794,431
9.50%, 12/18/14	Mexico	3,566,870[m]MXN		28,280,105
6.00%, 6/18/15	Mexico	94,510[m]MXN		740,595
8.00%, 12/17/15	Mexico	5,837,850[m]MXN		47,492,777
6.25%, 6/16/16	Mexico	1,778,270[m]MXN		14,201,371
7.25%, 12/15/16	Mexico	8,765,870[m]MXN		71,961,659
Government of Poland,
5.50%, 4/25/15	Poland	31,255,000	PLN	10,594,489
6.25%, 10/24/15	Poland	70,991,000	PLN	24,606,643
5.00%, 4/25/16	Poland	11,250,000	PLN	3,862,464
4.75%, 10/25/16	Poland	265,000,000	PLN	91,136,451
5.75%, 9/23/22	Poland	23,880,000	PLN	8,872,012
[f] FRN, 2.72%, 1/25/17	Poland	7,098,000	PLN	2,339,542
[f] FRN, 2.72%, 1/25/21	Poland	7,201,000	PLN	2,336,706
Strip, 7/25/14	Poland	3,190,000	PLN	1,048,099
Strip, 7/25/15	Poland	38,982,000	PLN	12,459,429
Strip, 1/25/16	Poland	67,525,000	PLN	21,235,836
[d] Government of Russia, senior bond, 144A, 7.50%, 3/31/30	Russia	12,020,380		13,415,345
[d] Government of Serbia, senior note, 144A,
4.875%, 2/25/20	Serbia	29,400,000		29,289,750
7.25%, 9/28/21	Serbia	16,990,000		18,971,968
Government of Singapore, senior note,
3.625%, 7/01/14	Singapore	21,250,000	SGD	17,045,073
1.125%, 4/01/16	Singapore	39,000,000	SGD	31,505,286
Government of Sri Lanka,
A, 11.25%, 7/15/14	Sri Lanka	528,200,000	LKR	4,076,569
A, 11.75%, 3/15/15	Sri Lanka	3,490,000	LKR	27,748
A, 6.50%, 7/15/15	Sri Lanka	86,940,000	LKR	660,439
A, 11.00%, 8/01/15	Sri Lanka	601,300,000	LKR	4,807,155

38 | Annual Report

Franklin Strategic Series

Statement of Investments, April 30, 2014 (continued)

Franklin Strategic Income Fund	Country	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Government of Sri Lanka, (continued)
A, 6.40%, 8/01/16	Sri Lanka	48,100,000	LKR	$359,172
A, 8.00%, 11/15/18	Sri Lanka	198,900,000	LKR	1,473,320
A, 9.00%, 5/01/21	Sri Lanka	220,720,000	LKR	1,616,608
B, 6.60%, 6/01/14	Sri Lanka	24,400,000	LKR	186,741
B, 6.40%, 10/01/16	Sri Lanka	45,400,000	LKR	336,411
B, 8.50%, 7/15/18	Sri Lanka	54,290,000	LKR	410,684
C, 8.50%, 4/01/18	Sri Lanka	24,240,000	LKR	184,049
D, 8.50%, 6/01/18	Sri Lanka	162,140,000	LKR	1,230,006
Government of Sweden, 6.75%, 5/05/14	Sweden	1,020,860,000	SEK	156,995,002
Government of the Philippines,
senior bond, 7.00%, 1/27/16	Philippines	154,290,000	PHP	3,674,764
senior bond, 9.125%, 9/04/16	Philippines	41,860,000	PHP	1,048,974
senior note, 1.625%, 4/25/16	Philippines	867,450,000	PHP	19,170,984
[d] Government of Ukraine,
144A, 9.25%, 7/24/17	Ukraine	10,720,000		9,694,900
144A, 7.75%, 9/23/20	Ukraine	25,000,000		21,242,000
senior bond, 144A, 7.80%, 11/28/22	Ukraine	26,860,000		22,595,975
senior note, 144A, 6.75%, 11/14/17	Ukraine	900,000		767,250
senior note, 144A, 7.95%, 2/23/21	Ukraine	13,970,000		11,970,544
senior note, 144A, 7.50%, 4/17/23	Ukraine	24,915,000		20,956,629
[n] Government of Uruguay, senior bond, Index Linked, 4.375%,
12/15/28	Uruguay	1,679,845,207	UYU	78,317,403
Korea Monetary Stabilization Bond,
senior bond, 2.47%, 4/02/15	South Korea	58,588,400,000	KRW	56,615,418
senior bond, 2.80%, 8/02/15	South Korea	29,565,730,000	KRW	28,651,685
senior bond, 2.81%, 10/02/15	South Korea	1,911,000,000	KRW	1,851,722
senior note, 3.28%, 6/02/14	South Korea	15,790,650,000	KRW	15,293,025
senior note, 2.82%, 8/02/14	South Korea	4,726,000,000	KRW	4,577,212
senior note, 2.78%, 10/02/14	South Korea	18,849,700,000	KRW	18,258,264
senior note, 2.84%, 12/02/14	South Korea	9,106,970,000	KRW	8,826,136
senior note, 2.74%, 2/02/15	South Korea	6,249,720,000	KRW	6,053,874
senior note, 2.76%, 6/02/15	South Korea	31,746,600,000	KRW	30,756,589
Korea Treasury Bond,
senior bond, 3.50%, 6/10/14	South Korea	23,735,250,000	KRW	22,995,277
senior note, 3.25%, 12/10/14	South Korea	7,058,110,000	KRW	6,857,414
senior note, 3.25%, 6/10/15	South Korea	7,137,850,000	KRW	6,951,517
senior note, 2.75%, 12/10/15	South Korea	19,650,740,000	KRW	19,022,586
senior note, 3.00%, 12/10/16	South Korea	60,500,000,000	KRW	58,776,416
Nota Do Tesouro Nacional,
10.00%, 1/01/17	Brazil	125,850[o] BRL		53,716,461
[p] Index Linked, 6.00%, 5/15/15	Brazil	16,430[o] BRL		18,096,975
[p] Index Linked, 6.00%, 8/15/16	Brazil	4,799[o] BRL		5,259,285
[p] Index Linked, 6.00%, 8/15/18	Brazil	34,550[o] BRL		37,503,029
Uruguay Notas del Tesoro,
10.50%, 3/21/15	Uruguay	80,790,000	UYU	3,353,557
10.25%, 8/22/15	Uruguay	395,600,000	UYU	16,113,357
9.50%, 1/27/16	Uruguay	50,700,000	UYU	2,003,772
[n] 18, Index Linked, 2.25%, 8/23/17	Uruguay	113,190,084	UYU	4,602,646
[n] Index Linked, 4.00%, 6/14/15	Uruguay	136,891,039	UYU	5,829,258

				Annual Report | 39

Franklin Strategic Series

Statement of Investments, April 30, 2014 (continued)

Franklin Strategic Income Fund	Country	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Uruguay Treasury Bill,
[q] 8/29/14	Uruguay	91,376,000	UYU	$3,768,980
Strip, 7/02/15	Uruguay	3,560,000	UYU	130,232
Strip, 8/20/15	Uruguay	445,261,000	UYU	16,013,552
Total Foreign Government and Agency Securities
(Cost $1,763,443,357)				1,778,527,172
U.S. Government and Agency Securities 1.7%
U.S. Treasury Bond,
4.50%, 2/15/16	United States	10,000,000		10,749,800
4.50%, 5/15/17	United States	8,000,000		8,867,184
7.125%, 2/15/23	United States	3,000,000		4,107,657
6.25%, 8/15/23	United States	4,000,000		5,240,780
6.875%, 8/15/25	United States	1,000,000		1,403,906
5.25%, 2/15/29	United States	1,750,000		2,209,921
U.S. Treasury Note,
4.25%, 11/15/14	United States	700,000		715,818
2.375%, 3/31/16	United States	24,000,000		24,922,968
4.75%, 8/15/17	United States	7,000,000		7,848,750
3.875%, 5/15/18	United States	22,000,000		24,216,324
3.75%, 11/15/18	United States	39,000,000		42,855,813
[n] Index Linked, 0.125%, 4/15/16	United States	9,571,746		9,850,676
[n] Index Linked, 0.625%, 7/15/21	United States	10,415,662		10,815,197
Total U.S. Government and Agency Securities
(Cost $149,213,653)				153,804,794
Asset-Backed Securities and Commercial
Mortgage-Backed Securities 5.0%
Banks 3.5%
Banc of America Commercial Mortgage Trust, 2006-4, AJ,
5.695%, 7/10/46	United States	24,537,000		25,849,693
Bear Stearns Commercial Mortgage Securities Inc.,
[f] 2006-PW11, AJ, FRN, 5.441%, 3/11/39	United States	19,604,000		20,646,541
[f] 2006-PW12, AJ, FRN, 5.75%, 9/11/38	United States	20,666,000		21,424,236
2006-PW13, AJ, 5.611%, 9/11/41	United States	30,225,000		31,456,926
[f] 2007-PW16, AM, FRN, 5.707%, 6/11/40	United States	4,680,000		5,226,418
Bear Stearns Commercial Mortgage Securities Trust,
2007-PW15, A4, 5.331%, 2/11/44	United States	1,488,403		1,614,737
Citigroup Commercial Mortgage Trust,
2006-C5, AJ, 5.482%, 10/15/49	United States	23,850,000		23,974,115
[f] 2007-C6, AM, FRN, 5.71%, 6/10/17	United States	25,650,000		28,336,812
[f] Citigroup/Deutsche Bank Commercial Mortgage Trust,
2006-CD3, AJ, FRN, 5.688%, 10/15/48	United States	21,795,000		20,999,822
Countrywide Asset-Backed Certificates, 2005-11, AF4,
5.192%, 3/25/34	United States	2,800,000		2,239,216
Greenwich Capital Commercial Funding Corp.,
[f] 2006-GG7, AJ, FRN, 5.82%, 7/10/38	United States	24,320,000		25,322,434
2007-GG9, A4, 5.444%, 3/10/39	United States	12,365,000		13,543,496
2007-GG9, AM, 5.475%, 3/10/39	United States	6,165,000		6,653,527

40 | Annual Report

	Franklin Strategic Series

	Statement of Investments, April 30, 2014 (continued)

	Franklin Strategic Income Fund	Country	Principal Amount*		Value
	Asset-Backed Securities and Commercial
	Mortgage-Backed Securities (continued)
	Banks (continued)
	JPMorgan Chase Commercial Mortgage Securities Corp.,
	2006-CB17, AM, 5.464%, 12/12/43	United States	6,840,000		$7,227,151
	[f] 2006-LDP7, AJ, FRN, 5.873%, 4/15/45	United States	15,080,000		15,579,736
	[f] LB-UBS Commercial Mortgage Trust, 2006-C4, AM, FRN,
	5.855%, 6/15/38	United States	9,280,000		10,123,413
	[f] Merrill Lynch Mortgage Trust, 2005-CKI1, AJ, FRN, 5.281%,
	11/12/37	United States	2,875,000		3,026,865
	[f] Morgan Stanley Capital I Trust,
	2006-HQ8, AJ, FRN, 5.497%, 3/12/44	United States	7,045,000		7,228,720
	2007-IQ16, AM, FRN, 6.099%, 12/12/49	United States	11,777,000		13,286,970
	2007-IQ16, AMA, FRN, 6.094%, 12/12/49	United States	12,415,000		13,973,989
	Wells Fargo Mortgage Backed Securities Trust,
	[f] 04-W, A9, FRN, 2.762%, 11/25/34	United States	4,111,189		4,260,760
	2007-3, 3A1, 5.50%, 4/25/37	United States	1,448,382		1,502,500
					303,498,077
	Diversified Financials 1.5%
	[d,f] ARES CLO Funds, 2007-12A, B, 144A, FRN, 1.235%,
	11/25/20	United States	3,840,000		3,728,256
	[d,f] Atrium CDO Corp., 10A, C, 144A, FRN, 2.829%, 7/16/25	United States	13,950,000		13,694,715
	[d,f] Catamaran CLO Ltd., 2013-1A, C, 144A, FRN, 2.828%,
	1/27/25	Cayman Islands	11,250,000		10,918,226
	[d,f] Cent CDO Ltd., 2007-15A, A2B, 144A, FRN, 0.576%,
	3/11/21	United States	3,881,000		3,642,031
	[d,f] Cent CLO LP, 2013-17A, D, 144A, FRN, 3.236%, 1/30/25	Cayman Islands	7,450,980		7,458,237
	[d,f] CIFC Funding Ltd., 2007-3A, A1J, 144A, FRN, 0.628%,
	7/26/21	United States	5,130,000		4,892,994
	[d,f] Columbus Nova CLO Ltd., 2007-2A, A2, 144A, FRN,
	1.227%, 10/15/21	United States	2,680,000		2,607,495
	[d,f] CT CDO IV Ltd., 2006-4A, A1, 144A, FRN, 0.462%,
	10/20/43	United States	11,080,511		10,775,797
[d] G	-Force LLC, 2005-RRA, C, 144A, 5.20%, 8/22/36	United States	11,144,000		10,359,463
	[d,f] Gleneagles CLO Ltd., 2005-1A, A2, 144A, FRN, 0.638%,
	11/01/17	United States	8,002,000		7,833,910
	[d,f] ING Investment Management CLO Ltd.,
	2013-1A, B, 144A, FRN, 3.127%, 4/15/24	Cayman Islands	2,740,000		2,736,712
	2013-1A, C, 144A, FRN, 3.727%, 4/15/24	Cayman Islands	4,440,000		4,301,472
	2013-2A, B, 144A, FRN, 2.909%, 4/25/25	United States	10,770,000		10,655,569
	[d,f] Newcastle CDO Ltd., 2004-5A, 1, 144A, FRN, 0.574%,
	12/24/39	United States	6,589,897		6,382,341
	Residential Asset Securities Corp., 2004-KS1, AI4, 4.213%,
	4/25/32	United States	78,183		78,168
	[f,r] Talisman 6 Finance, Reg S, FRN, 0.507%, 10/22/16	Ireland	13,739,515	EUR	18,368,550
	[d,f] Westchester CLO Ltd., 2007-1A, A1A, 144A, FRN, 0.463%,
	8/01/22	United States	13,563,100		13,332,174

	Total Asset-Backed Securities and Commercial				131,766,110
	Mortgage-Backed Securities
	(Cost $416,646,821)				435,264,187

					Annual Report | 41

Franklin Strategic Series

Statement of Investments, April 30, 2014 (continued)

Franklin Strategic Income Fund	Country	Principal Amount*	Value
Mortgage-Backed Securities 4.5%
[f] Federal Home Loan Mortgage Corp. (FHLMC)
Adjustable Rate 0.0%†
FHLMC, 2.348%, 1/01/33	United States	123,202	$130,827
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 0.7%
FHLMC Gold 15 Year, 4.50%, 10/01/18 - 9/01/19	United States	938,662	996,496
FHLMC Gold 15 Year, 5.00%, 12/01/17 - 7/01/22	United States	1,209,029	1,291,818
FHLMC Gold 15 Year, 5.50%, 7/01/17 - 2/01/19	United States	142,082	151,089
FHLMC Gold 30 Year, 3.00%, 11/01/42 - 4/01/43	United States	30,755,887	30,037,760
FHLMC Gold 30 Year, 3.50%, 4/01/42 - 5/01/43	United States	4,094,985	4,162,723
FHLMC Gold 30 Year, 4.00%, 9/01/40 - 1/01/41	United States	14,134,525	14,821,589
FHLMC Gold 30 Year, 4.50%, 10/01/40	United States	493,967	531,543
FHLMC Gold 30 Year, 5.00%, 5/01/27 - 2/01/38	United States	4,196,672	4,609,651
FHLMC Gold 30 Year, 5.50%, 6/01/33 - 6/01/36	United States	2,716,297	3,023,715
FHLMC Gold 30 Year, 6.00%, 6/01/33 - 6/01/37	United States	1,128,644	1,268,542
FHLMC Gold 30 Year, 6.50%, 10/01/21 - 6/01/36	United States	590,932	665,579
FHLMC Gold 30 Year, 7.00%, 9/01/21 - 8/01/32	United States	61,778	67,292
FHLMC Gold 30 Year, 7.50%, 1/01/26 - 1/01/31	United States	12,808	14,755
FHLMC Gold 30 Year, 8.00%, 11/01/25 - 1/01/26	United States	288	303
FHLMC Gold 30 Year, 9.00%, 12/01/24	United States	169	196
			61,643,051
[f] Federal National Mortgage Association (FNMA)
Adjustable Rate 0.0%†
FNMA, 2.31%, 12/01/34	United States	342,990	365,351
FNMA, 2.33%, 4/01/20	United States	89,835	93,052
			458,403
Federal National Mortgage Association (FNMA) Fixed Rate 3.5%
FNMA 15 Year, 2.50%, 7/01/27	United States	704,098	712,102
FNMA 15 Year, 3.00%, 11/01/26 - 8/01/28	United States	80,547,816	83,362,842
FNMA 15 Year, 3.00%, 8/01/28 - 9/01/28	United States	17,790,481	18,403,337
FNMA 15 Year, 3.50%, 1/01/26	United States	471,268	497,391
FNMA 15 Year, 4.50%, 3/01/20	United States	177,079	188,398
FNMA 15 Year, 5.00%, 1/01/18 - 6/01/18	United States	234,861	249,745
FNMA 15 Year, 5.50%, 6/01/14 - 4/01/22	United States	2,393,572	2,549,715
FNMA 15 Year, 6.00%, 7/01/16 - 10/01/16	United States	10,703	11,026
FNMA 15 Year, 7.50%, 10/01/14	United States	115	116
FNMA 30 Year, 3.00%, 1/01/28 - 5/01/43	United States	51,419,882	50,331,780
FNMA 30 Year, 3.50%, 5/01/43	United States	19,136,658	19,476,947
FNMA 30 Year, 4.00%, 11/01/40 - 8/01/43	United States	83,365,701	87,454,037
FNMA 30 Year, 4.00%, 8/01/43	United States	14,523,928	15,246,949
FNMA 30 Year, 4.50%, 3/01/28 - 2/01/41	United States	1,311,473	1,411,243
FNMA 30 Year, 5.00%, 9/01/23 - 1/01/42	United States	14,422,534	15,898,165
FNMA 30 Year, 5.50%, 9/01/33 - 7/01/38	United States	5,605,010	6,228,389
FNMA 30 Year, 6.00%, 6/01/34 - 5/01/38	United States	6,454,142	7,236,445
FNMA 30 Year, 6.50%, 3/01/28 - 10/01/37	United States	1,334,385	1,503,280
FNMA 30 Year, 7.50%, 10/01/29	United States	12,904	15,380

42 | Annual Report

Franklin Strategic Series

Statement of Investments, April 30, 2014 (continued)

Franklin Strategic Income Fund	Country	Principal Amount*	Value
Mortgage-Backed Securities (continued)
Federal National Mortgage Association (FNMA)
Fixed Rate (continued)
FNMA 30 Year, 8.00%, 1/01/25 - 5/01/26	United States	6,585	$7,717
FNMA 30 Year, 8.50%, 7/01/25	United States	591	616
			310,785,620
Government National Mortgage Association (GNMA)
Fixed Rate 0.3%
GNMA I SF 30 Year, 5.00%, 6/15/34 - 7/15/34	United States	373,956	414,835
GNMA I SF 30 Year, 5.50%, 2/15/33 - 6/15/36	United States	1,018,774	1,141,417
GNMA I SF 30 Year, 6.00%, 8/15/36	United States	104,886	120,478
GNMA I SF 30 Year, 6.50%, 12/15/28 - 3/15/32	United States	73,092	82,710
GNMA I SF 30 Year, 7.00%, 11/15/27 - 5/15/28	United States	32,764	36,398
GNMA I SF 30 Year, 7.50%, 9/15/23 - 5/15/27	United States	4,529	5,115
GNMA I SF 30 Year, 8.00%, 2/15/25 - 9/15/27	United States	6,837	7,780
GNMA I SF 30 Year, 8.50%, 8/15/24	United States	93	106
GNMA I SF 30 Year, 9.00%, 1/15/25	United States	362	364
GNMA I SF 30 Year, 9.50%, 6/15/25	United States	593	597
GNMA II SF 30 Year, 3.50%, 4/20/42	United States	19,774,256	20,383,828
GNMA II SF 30 Year, 5.00%, 9/20/33 - 11/20/33	United States	568,815	631,785
GNMA II SF 30 Year, 5.50%, 6/20/34	United States	282,652	322,002
GNMA II SF 30 Year, 6.00%, 11/20/34	United States	247,400	285,007
GNMA II SF 30 Year, 6.50%, 7/20/28 - 12/20/31	United States	132,310	151,840
GNMA II SF 30 Year, 7.50%, 8/20/16 - 4/20/32	United States	32,853	36,847
			23,621,109
Total Mortgage-Backed Securities
(Cost $398,385,135)			396,639,010
Municipal Bonds 5.8%
Arkansas State GO, Four-Lane Highway Construction and
Improvement Bonds, 3.25%, 6/15/22	United States	16,000,000	16,841,120
California State GO,
Build America Bonds, Various Purpose, 7.625%, 3/01/40	United States	6,200,000	8,814,788
Various Purpose, 6.00%, 4/01/38	United States	10,000,000	11,742,400
Various Purpose, 6.00%, 11/01/39	United States	1,000,000	1,190,900
Various Purpose, 5.25%, 11/01/40	United States	3,375,000	3,750,334
Various Purpose, 7.60%, 11/01/40	United States	15,000,000	21,581,100
Various Purpose, Refunding, 5.25%, 3/01/38	United States	7,220,000	7,815,794
Various Purpose, Refunding, 5.00%, 4/01/38	United States	20,000,000	21,578,200
Various Purpose, Refunding, NATL Insured, 4.50%,
12/01/32	United States	1,815,000	1,878,688
Various Purpose, Refunding, Series 1, AGMC Insured,
4.75%, 9/01/31	United States	1,755,000	1,824,217
Colorado State ISD, GO, Mitchell and Scurry Counties, School
Building, PSF Guarantee, 5.00%, 8/15/43	United States	3,105,000	3,401,496
Evansville Local Public Improvement Bond Bank Revenue,
Sewage Works Project, Series A, 5.00%, 7/01/36	United States	6,320,000	6,858,654
Florida Hurricane Catastrophe Fund Finance Corp. Revenue,
Series A, 2.995%, 7/01/20	United States	30,000,000	30,076,500
Hawaii State GO, Series EH, 5.00%, 8/01/30	United States	6,500,000	7,468,370

			Annual Report | 43

Franklin Strategic Series

Statement of Investments, April 30, 2014 (continued)

Franklin Strategic Income Fund	Country	Principal Amount*	Value
Municipal Bonds (continued)
Illinois State GO,
5.877%, 3/01/19	United States	20,000,000	$22,512,800
Build America Bonds, 7.35%, 7/01/35	United States	8,000,000	9,564,960
Kansas State Development Finance Authority Revenue, Wichita
State University Union Corp. Student Housing Project,
Refunding, Series F-1,
5.25%, 6/01/38	United States	5,725,000	6,161,875
5.25%, 6/01/42	United States	5,800,000	6,220,442
5.00%, 6/01/46	United States	6,800,000	7,087,436
Marco Island Utility System Revenue, Refunding, 4.625%,
10/01/30	United States	2,800,000	3,015,600
10/01/31	United States	2,500,000	2,676,050
Massachusetts State GO, Consolidated Loan of 2014, Series A,
4.50%, 12/01/43	United States	18,300,000	19,074,456
Metropolitan Boston Transit Parking Corp. Systemwide Parking
Revenue, senior lien, 5.00%, 7/01/41	United States	4,250,000	4,531,053
Minnesota State GO, Various Purpose, Refunding, Series F,
4.00%, 10/01/24	United States	21,400,000	24,037,122
Mississippi State GO, Series B, 5.00%, 12/01/31	United States	7,300,000	8,375,874
Nassau County GO, General Improvement Bonds, Series B,
5.00%,
4/01/39	United States	12,500,000	13,236,125
4/01/43	United States	13,000,000	13,647,270
New Jersey EDA Revenue, School Facilities Construction,
Refunding, Series NN, 5.00%, 3/01/30	United States	5,200,000	5,692,336
New York City HDC Revenue, Series B1, 5.00%, 7/01/33	United States	3,500,000	3,791,060
New York City Municipal Water Finance Authority Water and
Sewer System Revenue, Second General Resolution, Fiscal
2014, Refunding, Series BB, 5.00%, 6/15/46	United States	22,685,000	24,384,107
New York GO, Sub. Series G-1, 5.00%, 4/01/27	United States	14,000,000	15,851,920
New York State Urban Development Corp. Revenue, State
Personal Income Tax, General Purpose, Series C, 5.00%,
3/15/29	United States	19,500,000	22,124,505
Puerto Rico Electric Power Authority Power Revenue,
Series A, 6.75%, 7/01/36	United States	30,900,000	20,249,697
Series XX, 5.25%, 7/01/40	United States	1,300,000	763,750
Puerto Rico Sales Tax FICO Sales Tax Revenue,
Capital Appreciation, Refunding, Series A, NATL Insured,
zero cpn., 8/01/46	United States	6,000,000	712,440
Capital Appreciation, Series A, zero cpn., 8/01/25	United States	6,480,000	2,697,430
first subordinate, Series A, 5.75%, 8/01/37	United States	7,000,000	5,501,230
first subordinate, Series A, 6.50%, 8/01/44	United States	18,300,000	15,365,595
Refunding, Series A, NATL RE, FGIC Insured, zero cpn.,
8/01/45	United States	25,700,000	3,289,600
Refunding, Series B, 6.05%, 8/01/37	United States	9,150,000	7,623,231
Refunding, Series B, 6.05%, 8/01/38	United States	11,230,000	9,279,574
Red River Education Financing Corp. Education Revenue,
Higher Education, Texas Christian University, 5.00%, 3/15/43	United States	4,900,000	5,247,214
South Carolina State Public Service Authority Revenue,
Refunding, Series B, 5.00%, 12/01/38	United States	7,200,000	7,744,032

44 | Annual Report

Franklin Strategic Series

Statement of Investments, April 30, 2014 (continued)

Franklin Strategic Income Fund	Country	Principal Amount*		Value
Municipal Bonds (continued)
University of California Revenues, General, Series AK, 5.00%,
5/15/48	United States	44,325,000		$53,628,817
Washington State GO, Various Purpose,
Refunding, Series R-C, 5.00%, 7/01/24	United States	8,385,000		10,083,046
Series D, 5.00%, 2/01/23	United States	7,400,000		8,797,268
Total Municipal Bonds (Cost $482,165,145)				507,790,476

		Shares
Escrows and Litigation Trusts 0.0%
[a,l] Comfort Co. Inc., Escrow Account	United States	63,156		—
[a,l] NewPage Corp., Litigation Trust	United States	14,000,000		—
Total Escrows and Litigation Trusts (Cost $—)				—
Total Investments before Short Term Investments
(Cost $7,597,194,629)				7,863,832,906

		Principal Amount*
Short Term Investments 10.4%
[f,j] Senior Floating Rate Interests (Cost $1,538,600) 0.0%†
[k] Altegrity Inc., Tranche B Term Loan, 5.00%, 2/21/15	United States	1,570,000		1,538,111
Foreign Government and Agency Securities 2.1%
[q] Bank of Negara Monetary Notes, 5/15/14 - 11/06/14	Malaysia	175,410,000	MYR	53,445,793
Government of Canada,
0.75%, 5/01/14	Canada	9,930,000	CAD	9,060,168
1.00%, 2/01/15	Canada	4,500,000	CAD	4,106,555
[q] Hungary Treasury Bill, 6/25/14	Hungary	148,600,000	HUF	669,629
Korea Monetary Stabilization Bond,
senior bond, 2.55%, 5/09/14	South Korea	6,495,900,000	KRW	6,287,762
senior bond, 2.72%, 9/09/14	South Korea	2,944,000,000	KRW	2,850,833
senior note, 2.57%, 6/09/14	South Korea	2,979,000,000	KRW	2,883,554
[q] Malaysia Treasury Bill, 5/30/14	Malaysia	2,600,000	MYR	795,102
[q] Philippine Treasury Bills, 7/02/14 - 11/05/14	Philippines	1,850,405,000	PHP	41,397,684
[q] Singapore Treasury Bills, 5/02/14 - 5/30/14	Singapore	76,883,000	SGD	61,325,239
[q] Uruguay Treasury Bill, 5/16/14	Uruguay	21,500,000	UYU	926,994
Total Foreign Government and Agency Securities
(Cost $186,230,173)				183,749,313
Total Investments before Money Market Funds
(Cost $7,784,963,402)				8,049,120,330

		Shares
Money Market Funds (Cost $725,462,930) 8.3%
[a,s] Institutional Fiduciary Trust Money Market Portfolio	United States	725,462,930		725,462,930
Total Investments (Cost $8,510,426,332) 100.0%				8,774,583,260
Other Assets, less Liabilities 0.0%†				2,076,427
Net Assets 100.0%				$8,776,659,687

Annual Report | 45

Franklin Strategic Series

Statement of Investments, April 30, 2014 (continued)

Franklin Strategic Income Fund

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bAt April 30, 2014, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
cSee Note 1(f) regarding investment in FT Holdings Corporation II.
dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30,
2014, the aggregate value of these securities was $1,652,503,621, representing 18.83% of net assets.
ePerpetual security with no stated maturity date.
fThe coupon rate shown represents the rate at period end.
gSee Note 1(e) regarding loan participation notes.
hIncome may be received in additional securities and/or cash.
iSee Note 7 regarding defaulted securities.
jSee Note 1(h) regarding senior floating rate interests.
kA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).
lSecurity has been deemed illiquid because it may not be able to be sold within seven days. At April 30, 2014, the aggregate value of these securities was $1,160,988, representing
0.01% of net assets.
mPrincipal amount is stated in 100 Mexican Peso Units.
nPrincipal amount of security is adjusted for inflation. See Note 1(j).
oPrincipal amount is stated in 1,000 Brazilian Real Units.
pRedemption price at maturity is adjusted for inflation. See Note 1(j).
qThe security is traded on a discount basis with no stated coupon rate.
rSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from regis-
tration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2014, the value of this security was $18,368,550, representing
0.21% of net assets.
sSee Note 3(f) regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

At April 30, 2014, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

	Counter-			Contract	Settlement	Unrealized	Unrealized
Currency	party[a]	Type	Quantity	Amount	Date	Appreciation	Depreciation
Euro	DBAB	Buy	968,556	$1,339,222	5/05/14	$4,342	$—
Euro	DBAB	Sell	968,556	1,281,883	5/05/14	—	(61,681)
Euro	DBAB	Buy	3,815,920	5,276,273	5/06/14	17,094	—
Euro	DBAB	Sell	3,815,920	5,000,000	5/06/14	—	(293,367)
Euro	DBAB	Buy	2,526,241	3,493,034	5/07/14	11,308	—
Euro	DBAB	Sell	2,526,241	3,322,490	5/07/14	—	(181,852)
Japanese Yen	DBAB	Buy	2,136,365,000	20,873,131	5/07/14	29,509	—
Japanese Yen	DBAB	Sell	2,136,365,000	22,000,000	5/07/14	1,097,359	—
British Pound	DBAB	Buy	9,100,000	15,054,082	5/09/14	306,530	—
British Pound	DBAB	Sell	9,100,000	14,071,330	5/09/14	—	(1,289,282)
Chilean Peso	DBAB	Buy	6,734,000,000	13,702,309	5/09/14	—	(1,778,703)
Chilean Peso	DBAB	Sell	6,734,000,000	11,975,814	5/09/14	52,207	—

46 | Annual Report

Franklin Strategic Series

Statement of Investments, April 30, 2014 (continued)

Franklin Strategic Income Fund

Forward Exchange Contracts (continued)

	Counter-			Contract	Settlement	Unrealized	Unrealized
Currency	party[a]	Type	Quantity	Amount	Date	Appreciation	Depreciation
Euro	DBAB	Buy	6,100,000	$8,432,893	5/09/14	$28,842	$—
Euro	DBAB	Sell	6,100,000	8,007,775	5/09/14	—	(453,960)
Euro	DBAB	Sell	3,090,000	4,086,834	5/12/14	—	(199,489)
Singapore Dollar	DBAB	Buy	17,302,320	14,062,582	5/12/14	—	(260,498)
British Pound	DBAB	Buy	2,062,985	3,180,505	5/15/14	301,606	—
British Pound	DBAB	Sell	2,184,041	3,333,938	5/15/14	—	(352,502)
Euro	DBAB	Sell	2,050,692	2,647,854	5/19/14	—	(196,735)
Euro	JPHQ	Sell	855,033	1,105,481	5/23/14	—	(80,555)
Japanese Yen	DBAB	Sell	1,008,700,000	10,000,000	5/28/14	129,368	—
Euro	GSCO	Sell	800,000	1,031,480	5/30/14	—	(78,199)
Euro	DBAB	Sell	3,488,331	4,539,365	6/05/14	—	(299,217)
Singapore Dollar	JPHQ	Buy	18,544,500	14,751,810	6/05/14	41,168	—
Japanese Yen	BZWS	Sell	527,610,000	5,421,605	6/10/14	258,285	—
Japanese Yen	HSBC	Sell	561,900,000	5,808,833	6/10/14	309,943	—
Japanese Yen	JPHQ	Sell	381,050,000	3,872,599	6/10/14	143,552	—
Japanese Yen	DBAB	Sell	186,100,000	1,936,605	6/11/14	115,375	—
Japanese Yen	JPHQ	Sell	520,600,000	5,421,584	6/11/14	326,836	—
Japanese Yen	JPHQ	Sell	219,500,000	2,323,120	6/17/14	174,953	—
Singapore Dollar	DBAB	Buy	3,982,600	3,173,386	6/18/14	3,559	—
Chilean Peso	DBAB	Buy	2,426,750,000	4,721,304	6/19/14	—	(444,188)
Singapore Dollar	HSBC	Buy	3,182,000	2,527,403	6/20/14	10,901	—
Euro	DBAB	Sell	1,175,900	1,541,664	6/27/14	—	(89,304)
Euro	UBSW	Sell	9,972,000	13,021,737	6/30/14	—	(809,289)
Japanese Yen	BZWS	Sell	1,772,250,000	18,214,286	6/30/14	868,604	—
Japanese Yen	DBAB	Sell	1,175,148,000	12,000,000	7/01/14	498,309	—
British Pound	DBAB	Sell	825,578	1,230,359	7/07/14	—	(162,547)
British Pound	DBAB	Sell	992,188	1,480,741	7/09/14	—	(193,238)
Euro	DBAB	Sell	4,572,237	5,899,557	7/09/14	—	(442,012)
Chilean Peso	DBAB	Buy	432,000,000	816,249	7/10/14	—	(56,508)
Euro	DBAB	Sell	1,877,906	2,424,565	7/10/14	—	(180,038)
Euro	DBAB	Sell	4,880,504	6,294,386	7/11/14	—	(474,727)
Euro	DBAB	Sell	2,202,128	2,893,641	7/23/14	—	(160,607)
Euro	DBAB	Sell	4,253,562	5,632,142	7/25/14	—	(267,335)
Euro	BZWS	Sell	5,986,000	7,927,858	7/28/14	—	(374,396)
Euro	CITI	Sell	2,785,851	3,689,372	7/28/14	—	(174,451)
Euro	DBAB	Sell	11,104,766	14,717,702	7/29/14	—	(683,986)
British Pound	DBAB	Sell	846,924	1,289,526	7/30/14	—	(139,113)
Euro	DBAB	Sell	16,505,750	21,903,608	8/01/14	—	(988,884)
Euro	JPHQ	Sell	3,379,556	4,470,148	8/06/14	—	(217,074)
Euro	CITI	Sell	1,324,074	1,762,740	8/08/14	—	(73,661)
Chilean Peso	BZWS	Buy	2,082,200,000	3,869,901	8/11/14	—	(219,861)
Chilean Peso	JPHQ	Buy	1,352,200,000	2,536,723	8/11/14	—	(166,353)

Annual Report | 47

Franklin Strategic Series

Statement of Investments, April 30, 2014 (continued)

Franklin Strategic Income Fund

Forward Exchange Contracts (continued)

	Counter-			Contract	Settlement	Unrealized	Unrealized
Currency	party[a]	Type	Quantity	Amount	Date	Appreciation	Depreciation
Euro	CITI	Sell	384,312	$512,090	8/11/14	$—	$(20,923)
Japanese Yen	DBAB	Sell	112,187,000	1,142,934	8/19/14	44,563	—
Chilean Peso	JPHQ	Buy	5,646,370,800	10,627,462	8/20/14	—	(738,405)
Japanese Yen	HSBC	Sell	208,867,000	2,153,268	8/20/14	108,334	—
Japanese Yen	JPHQ	Sell	151,946,000	1,563,029	8/20/14	75,386	—
Euro	JPHQ	Sell	9,800,000	13,100,591	8/21/14	—	(491,199)
Japanese Yen	BZWS	Sell	50,333,000	519,111	8/22/14	26,314	—
Euro	BZWS	Sell	2,935,231	3,934,941	8/25/14	—	(135,968)
Japanese Yen	CITI	Sell	100,563,000	1,035,222	8/25/14	50,617	—
Japanese Yen	DBAB	Sell	49,740,000	511,802	8/25/14	24,801	—
Japanese Yen	HSBC	Sell	99,826,000	1,025,002	8/25/14	47,613	—
Euro	DBAB	Sell	2,214,428	2,958,476	8/26/14	—	(112,740)
Japanese Yen	BZWS	Sell	139,815,000	1,422,330	8/26/14	53,402	—
Japanese Yen	JPHQ	Sell	100,349,000	1,020,829	8/26/14	38,313	—
Euro	DBAB	Sell	3,473,733	4,655,845	8/27/14	—	(161,912)
Euro	JPHQ	Sell	1,161,245	1,549,693	8/27/14	—	(60,850)
Japanese Yen	DBAB	Sell	1,803,257,000	18,270,081	8/27/14	614,290	—
Japanese Yen	HSBC	Sell	158,794,000	1,609,067	8/27/14	54,306	—
Japanese Yen	JPHQ	Sell	50,640,000	513,786	8/27/14	17,967	—
Singapore Dollar	DBAB	Buy	3,355,500	2,624,971	8/27/14	51,881	—
Euro	DBAB	Sell	14,050,998	18,789,304	8/28/14	—	(698,156)
Euro	DBAB	Sell	10,420,622	13,915,698	8/29/14	—	(536,747)
Japanese Yen	JPHQ	Sell	49,853,000	513,078	8/29/14	24,958	—
Euro	BZWS	Sell	742,104	991,451	9/19/14	—	(37,761)
Euro	UBSW	Sell	10,201,937	13,635,909	9/22/14	—	(512,958)
Japanese Yen	DBAB	Sell	2,094,875,000	21,220,371	9/22/14	705,798	—
Euro	DBAB	Sell	8,820,523	11,967,862	9/23/14	—	(265,138)
Euro	BZWS	Sell	1,894,260	2,564,373	9/24/14	—	(62,734)
Euro	DBAB	Sell	9,302,000	12,561,142	9/30/14	—	(339,534)
Japanese Yen	JPHQ	Sell	387,212,500	3,927,005	9/30/14	134,931	—
Euro	JPHQ	Sell	8,180,000	11,155,598	10/07/14	—	(188,943)
Euro	DBAB	Sell	835,443	1,133,613	10/08/14	—	(25,032)
Euro	BZWS	Sell	8,197,000	11,088,246	10/14/14	—	(279,805)
Euro	DBAB	Sell	7,975,252	10,783,977	10/15/14	—	(276,533)
Euro	DBAB	Sell	3,327,609	4,504,418	10/17/14	—	(110,482)
Malaysian Ringgit	JPHQ	Buy	2,290,000	707,861	10/20/14	—	(13,319)
Euro	DBAB	Sell	444,306	608,668	10/22/14	—	(7,516)
Japanese Yen	DBAB	Sell	767,340,000	7,872,843	10/22/14	356,985	—
Chilean Peso	CITI	Buy	1,510,671,000	2,899,560	10/24/14	—	(270,795)
Japanese Yen	JPHQ	Sell	993,630,000	10,133,033	10/24/14	400,606	—
Malaysian Ringgit	DBAB	Buy	30,637,000	9,513,119	10/24/14	—	(223,315)
Malaysian Ringgit	HSBC	Buy	20,429,388	6,309,261	10/24/14	—	(114,627)

48 | Annual Report

Franklin Strategic Series

Statement of Investments, April 30, 2014 (continued)

Franklin Strategic Income Fund

Forward Exchange Contracts (continued)
Currency	Counter- party[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	BZWS	Sell	935,270	$1,287,698	10/27/14	$—	$(9,371)
Euro	GSCO	Sell	9,398,000	12,967,360	10/29/14	—	(66,164)
Euro	DBAB	Sell	1,081,381	1,460,027	10/30/14	—	(39,676)
Euro	DBAB	Sell	5,905,773	8,155,932	10/31/14	—	(34,433)
Euro	BZWS	Sell	2,275,342	3,077,173	11/05/14	—	(78,365)
Japanese Yen	BZWS	Sell	386,912,500	3,945,671	11/05/14	155,562	—
Japanese Yen	JPHQ	Sell	1,081,080,000	11,036,085	11/05/14	446,064	—
Japanese Yen	DBAB	Sell	1,474,215,000	15,000,000	11/07/14	558,665	—
Euro	DBAB	Sell	5,072,000	6,866,727	11/10/14	—	(167,333)
Euro	JPHQ	Sell	1,674,559	2,232,924	11/12/14	—	(89,424)
Euro	DBAB	Sell	5,500,000	7,402,560	11/14/14	—	(225,071)
Japanese Yen	MSCO	Sell	39,600,000	398,535	11/14/14	10,592	—
Euro	DBAB	Sell	980,583	1,318,119	11/17/14	—	(41,795)
Malaysian Ringgit	DBAB	Buy	1,869,600	573,726	11/19/14	—	(7,602)
Euro	JPHQ	Sell	4,953,561	6,705,176	11/20/14	—	(164,634)
Malaysian Ringgit	HSBC	Buy	1,130,000	347,052	11/20/14	—	(4,900)
Chilean Peso	DBAB	Buy	2,000,000,000	3,694,809	11/28/14	—	(224,830)
Euro	DBAB	Sell	5,317,857	7,205,696	11/28/14	—	(169,340)
Euro	DBAB	Sell	5,240,000	7,098,418	12/04/14	—	(168,645)
Euro	DBAB	Sell	12,746,000	17,413,713	12/09/14	—	(263,011)
Euro	DBAB	Sell	7,400,000	10,154,650	12/11/14	—	(108,003)
Euro	JPHQ	Sell	774,000	1,066,205	12/12/14	—	(7,213)
Japanese Yen	JPHQ	Sell	1,055,280,000	10,306,425	12/12/14	—	(34,182)
Euro	CITI	Sell	10,316,000	14,161,495	12/17/14	—	(145,205)
Euro	DBAB	Sell	1,947,500	2,671,970	12/17/14	—	(28,912)
Euro	DBAB	Sell	2,275,872	3,129,526	12/18/14	—	(26,758)
Japanese Yen	DBAB	Sell	825,400,000	8,018,653	12/22/14	—	(70,079)
Malaysian Ringgit	DBAB	Buy	2,856,400	852,657	1/07/15	10,069	—
British Pound	DBAB	Sell	1,072,503	1,752,256	1/09/15	—	(53,987)
Chilean Peso	BZWS	Buy	2,082,200,000	3,590,000	1/09/15	10,032	—
Chilean Peso	DBAB	Buy	5,456,000,000	9,505,862	1/09/15	9,177	(81,856)
Euro	BZWS	Sell	23,056,204	31,626,148	1/09/15	—	(349,308)
Euro	DBAB	Sell	100,002,003	136,334,059	1/09/15	—	(2,353,543)
Euro	JPHQ	Sell	20,335,222	27,707,837	1/09/15	—	(494,030)
Euro	MSCO	Sell	2,920,000	3,989,508	1/09/15	—	(60,088)
Indian Rupee	DBAB	Buy	2,529,734,000	37,757,723	1/09/15	2,098,356	—
Indian Rupee	HSBC	Buy	1,380,831,000	20,481,408	1/09/15	1,273,650	—
Indian Rupee	JPHQ	Buy	273,412,000	4,114,641	1/09/15	192,978	—
Japanese Yen	BZWS	Sell	1,046,497,000	10,246,763	1/09/15	—	(10,270)
Japanese Yen	CITI	Sell	1,022,550,000	10,002,819	1/09/15	—	(19,503)
Japanese Yen	DBAB	Sell	8,402,595,000	81,674,200	1/09/15	156,060	(838,232)
Japanese Yen	GSCO	Sell	755,750,000	7,381,452	1/09/15	—	(25,882)

Annual Report | 49

Franklin Strategic Series

Statement of Investments, April 30, 2014 (continued)

Franklin Strategic Income Fund

Forward Exchange Contracts (continued)

	Counter-			Contract	Settlement	Unrealized	Unrealized
Currency	party[a]	Type	Quantity	Amount	Date	Appreciation	Depreciation
Japanese Yen	HSBC	Sell	1,157,280,000	$11,257,997	1/09/15	$51,473	$(136,327)
Japanese Yen	JPHQ	Sell	1,197,711,000	11,780,155	1/09/15	53,061	(12,033)
Singapore Dollar	DBAB	Buy	5,936,500	4,711,264	1/09/15	25,689	—
Euro	DBAB	Sell	124,438,243	171,641,657	2/09/15	18,863	(958,843)
Euro	JPHQ	Sell	20,514,800	28,412,734	2/09/15	46,787	(85,739)
Indian Rupee	CITI	Buy	116,369,000	1,747,282	2/09/15	75,621	—
Japanese Yen	DBAB	Sell	2,240,500,000	21,947,561	2/09/15	35,903	(54,764)
Japanese Yen	HSBC	Sell	286,000,000	2,790,162	2/09/15	—	(13,853)
Japanese Yen	JPHQ	Sell	605,200,000	5,907,594	2/09/15	—	(25,938)
Singapore Dollar	DBAB	Buy	3,699,000	2,920,647	2/09/15	31,114	—
Singapore Dollar	HSBC	Buy	4,228,000	3,338,690	2/09/15	35,208	—
Singapore Dollar	JPHQ	Buy	2,638,000	2,083,366	2/09/15	21,729	—
British Pound	DBAB	Sell	7,211,069	12,094,405	3/09/15	—	(40,123)
Chilean Peso	DBAB	Buy	6,734,000,000	11,658,587	3/09/15	—	(71,827)
Chilean Peso	JPHQ	Buy	937,202,000	1,634,180	3/09/15	—	(21,596)
Chilean Peso	MSCO	Buy	881,530,000	1,559,459	3/09/15	—	(42,668)
Euro	BZWS	Sell	667,313	921,079	3/09/15	—	(4,453)
Euro	DBAB	Sell	94,273,966	130,095,738	3/09/15	38,014	(695,806)
Euro	HSBC	Sell	711,759	979,736	3/09/15	—	(7,440)
Euro	JPHQ	Sell	8,430,351	11,652,334	3/09/15	—	(40,163)
Japanese Yen	DBAB	Sell	2,951,165,000	28,899,103	3/09/15	—	(43,606)
Singapore Dollar	DBAB	Buy	20,972,900	16,702,158	3/09/15	34,983	—
Unrealized appreciation (depreciation)						12,950,365	(26,245,828)
Net unrealized appreciation (depreciation)							$(13,295,463)

[a]May be comprised of multiple contracts using the same currency and settlement date.

50 | Annual Report

Franklin Strategic Series

Statement of Investments, April 30, 2014 (continued)

Franklin Strategic Income Fund

At April 30, 2014, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts
					Upfront
			Periodic		Premiums
	Counterparty/ Notional		Payment	Expiration	Paid	Unrealized	Unrealized	Market
Description	Exchange	Amount[a]	Rate	Date	(Received)	Appreciation	Depreciation	Value	Rating[b]

OTC Swaps
Contracts to Sell Protection[c]
Single Name
People’s Republic of China	BZWS	12,750,000	1.00%	3/20/19	$23,604	$80,337	$—	$103,941	AA-
People’s Republic of China	JPHQ	72,250,000	1.00%	3/20/19	197,625	391,374	—	588,999	AA-
Republic of Brazil	FBCO	30,000,000	1.00%	3/20/19	(1,427,708)	914,307	—	(513,401)	BBB-

Traded Index
CMBX.NA.AJ.2	FBCO	25,510,000	1.09%	3/15/49	(3,595,500)	1,590,450	—	(2,005,050)	Non
									Investment
									Grade
MCDX.NA.21	CITI	150,000,000	1.00%	12/20/18	(2,525,554)	2,513,222	—	(12,332)	Non
									Investment
									Grade
Net unrealized appreciation (depreciation)						$5,489,690

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.
bBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.
cThe fund enters contracts to sell protection to create a long credit position. Performance triggers include default, bankruptcy or restructuring for single name swaps and failure to pay or bankruptcy of the underlying securities for traded index swaps.

See Note 9 regarding other derivative information.

See Abbreviations on page 76.

Annual Report | The accompanying notes are an integral part of these financial statements. | 51

Franklin Strategic Series

Financial Statements

Statement of Assets and Liabilities
April 30, 2014

Franklin
Strategic
Income Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$7,784,963,402
Cost - Sweep Money Fund (Note 3f)	725,462,930
Total cost of investments	$8,510,426,332
Value - Unaffiliated issuers	$8,049,120,330
Value - Sweep Money Fund (Note 3f)	725,462,930
Total value of investments	8,774,583,260
Cash	1,116,286
Foreign currency, at value (cost $136,781,399)	137,054,538
Receivables:
Investment securities sold	147,182,239
Capital shares sold	19,659,829
Dividends and interest	100,625,520
Due from brokers	16,230,000
OTC swaps (premiums paid $232,260)	221,229
Unrealized appreciation on forward exchange contracts	12,950,365
Unrealized appreciation on OTC swap contracts	5,489,690
Other assets	9,023
Total assets	9,215,121,979
Liabilities:
Payables:
Investment securities purchased	375,531,194
Capital shares redeemed	18,567,083
Management fees	3,189,056
Distribution fees	2,276,333
Transfer agent fees	1,569,751
Distributions to shareholders	2,246,692
OTC Swaps (premiums received $7,973,395)	7,548,762
Unrealized depreciation on forward exchange contracts	26,245,828
Unrealized depreciation on unfunded loan commitments (Note 8)	233,543
Deferred tax	266,956
Accrued expenses and other liabilities	787,094
Total liabilities	438,462,292
Net assets, at value	$8,776,659,687
Net assets consist of:
Paid-in capital	$8,524,146,672
Distributions in excess of net investment income	(38,578,004)
Net unrealized appreciation (depreciation)	256,420,345
Accumulated net realized gain (loss)	34,670,674
Net assets, at value	$8,776,659,687

52 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Strategic Series

Financial Statements (continued)

Statement of Assets and Liabilities (continued)
April 30, 2014

Franklin
Strategic
Income Fund
Class A:
Net assets, at value	$5,182,489,605
Shares outstanding	490,294,035
Net asset value per share[a]	$10.57
Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.04
Class C:
Net assets, at value	$2,109,049,017
Shares outstanding	199,579,819
Net asset value and maximum offering price per share[a]	$10.57
Class R:
Net assets, at value	$227,359,006
Shares outstanding	21,579,434
Net asset value and maximum offering price per share	$10.54
Class R6:
Net assets, at value	$247,007,389
Shares outstanding	23,343,513
Net asset value and maximum offering price per share	$10.58
Advisor Class:
Net assets, at value	$1,010,754,670
Shares outstanding	95,540,726
Net asset value and maximum offering price per share	$10.58

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 53

Franklin Strategic Series

Financial Statements (continued)

Statement of Operations
for the year ended April 30, 2014

Franklin
Strategic
Income Fund
Investment income:
Dividends	$6,210,637
Interest	416,365,901
Total investment income	422,576,538
Expenses:
Management fees (Note 3a)	38,040,543
Distribution fees: (Note 3c)
Class A	12,455,288
Class C	13,569,447
Class R	1,167,594
Transfer agent fees: (Note 3e)
Class A	6,543,380
Class C	2,741,854
Class R	306,691
Class R6	210
Advisor Class	1,256,398
Custodian fees (Note 4)	968,491
Reports to shareholders	766,794
Registration and filing fees	397,843
Professional fees	156,775
Trustees’ fees and expenses	93,594
Other	245,168
Total expenses	78,710,070
Expense reductions (Note 4)	(6,585)
Expenses waived/paid by affiliates (Note 3f)	(500,006)
Net expenses	78,203,479
Net investment income	344,373,059
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	60,444,926
Foreign currency transactions	(10,866,459)
Swap contracts	10,928,084
Net realized gain (loss)	60,506,551
Net change in unrealized appreciation (depreciation) on:
Investments	(155,335,168)
Translation of other assets and liabilities denominated in foreign currencies	(35,819,711)
Change in deferred taxes on unrealized appreciation	987,882
Net change in unrealized appreciation (depreciation)	(190,166,997)
Net realized and unrealized gain (loss)	(129,660,446)
Net increase (decrease) in net assets resulting from operations	$214,712,613

54 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Strategic Series

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Strategic Income Fund
	Year Ended April 30,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$344,373,059	$296,054,912
Net realized gain (loss) from investments, foreign currency transactions and swap
contracts	60,506,551	141,916,424
Net change in unrealized appreciation (depreciation) on investments, translation of other
assets and liabilities denominated in foreign currencies and deferred taxes	(190,166,997)	224,490,205
Net increase (decrease) in net assets resulting from operations	214,712,613	662,461,541
Distributions to shareholders from:
Net investment income:
Class A	(213,087,467)	(230,894,978)
Class B	—	(357,139)
Class C	(80,821,962)	(89,867,899)
Class R	(9,384,072)	(12,937,849)
Class R6	(8,216,596)	—
Advisor Class	(43,278,074)	(46,009,914)
Net realized gains:
Class A	(45,182,760)	(15,257,744)
Class B	—	(13,391)
Class C	(18,883,836)	(6,432,291)
Class R	(2,123,917)	(875,855)
Class R6	(2,119,812)	—
Advisor Class	(8,346,053)	(2,883,125)
Total distributions to shareholders	(431,444,549)	(405,530,185)
Capital share transactions: (Note 2)
Class A	347,835,138	1,055,895,095
Class B	—	(18,389,250)
Class C	57,022,268	474,619,339
Class R	(26,386,053)	2,168,874
Class R6	243,042,693	—
Advisor Class	79,433,172	212,884,187
Total capital share transactions	700,947,218	1,727,178,245
Net increase (decrease) in net assets	484,215,282	1,984,109,601
Net assets:
Beginning of year	8,292,444,405	6,308,334,804
End of year	$8,776,659,687	$8,292,444,405
Distributions in excess of net investment income included in net assets:
End of year	$(38,578,004)	$(28,829,927)

Annual Report | The accompanying notes are an integral part of these financial statements. | 55

Franklin Strategic Series

Notes to Financial Statements

Franklin Strategic Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of nine separate funds. The Franklin Strategic Income Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor class. Effective May 1, 2013, the Fund began offering a new class of shares, Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and exchange traded funds listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

56 | Annual Report

Franklin Strategic Series

Notes to Financial Statements (continued)

Franklin Strategic Income Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a

Annual Report | 57

Franklin Strategic Series

Notes to Financial Statements (continued)

Franklin Strategic Income Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

58 | Annual Report

Franklin Strategic Series

Notes to Financial Statements (continued)

Franklin Strategic Income Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counter-party to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthi-ness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions

Annual Report | 59

Franklin Strategic Series

Notes to Financial Statements (continued)

Franklin Strategic Income Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund, if any, is held in segregated accounts with the fund’s custodian/ counter-party broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (“OTC credit default swaps”) or may be executed in a multilateral trade facility platform, such as a registered exchange (“centrally cleared credit default swaps”). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, or a tranche of a credit index. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily

60 | Annual Report

Franklin Strategic Series

Notes to Financial Statements (continued)

Franklin Strategic Income Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract are reflected on the Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss on the Statement of Operations.

See Note 9 regarding other derivative information.

e. Loan Participation Notes

The Fund invests in loan participation notes (“Participations”). Participations are loans originally issued to a borrower by one or more financial institutions (the “Lender”) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

f. FT Holdings Corporation II (FT Subsidiary)

The Fund invests in certain financial instruments through its investment in the FT Subsidiary. The FT Subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At April 30, 2014, the FT Subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of the FT Subsidiary are reflected in the Fund’s Statement of Investments and Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and the FT Subsidiary. All intercompany transactions and balances have been eliminated.

g. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a to-be-announced basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund

Annual Report | 61

Franklin Strategic Series

Notes to Financial Statements (continued)

Franklin Strategic Income Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Mortgage Dollar Rolls (continued)

may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

h. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

i. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of April 30, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

62 | Annual Report

Franklin Strategic Series

Notes to Financial Statements (continued)

Franklin Strategic Income Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
j.	Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Statement of Operations.

k. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Annual Report | 63

Franklin Strategic Series

Notes to Financial Statements (continued)

Franklin Strategic Income Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
l.	Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2014, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

		Year Ended April 30,
	2014			2013[a]
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	149,694,277	$1,580,320,735	156,328,438	$1,664,710,609
Shares issued in reinvestment of
distributions	22,409,597	235,187,078	20,262,991	215,348,775
Shares redeemed	(139,329,102)	(1,467,672,675)	(77,471,999)	(824,164,289)
Net increase (decrease)	32,774,772	$347,835,138	99,119,430	$1,055,895,095
Class B Shares:
Shares sold			54,707	$584,097
Shares issued in reinvestment of
distributions			29,976	317,252
Shares redeemed			(1,806,955)	(19,290,599)
Net increase (decrease)			(1,722,272)	$(18,389,250)
Class C Shares:
Shares sold	52,213,238	$551,561,530	66,115,522	$704,117,353
Shares issued in reinvestment of
distributions	8,492,709	89,117,411	7,858,286	83,483,367
Shares redeemed	(55,445,492)	(583,656,673)	(29,427,899)	(312,981,381)
Net increase (decrease)	5,260,455	$57,022,268	44,545,909	$474,619,339
Class R Shares:
Shares sold	5,437,437	$57,142,615	6,457,399	$68,442,116
Shares issued in reinvestment of
distributions	1,059,135	11,083,038	1,258,648	13,320,129
Shares redeemed	(9,001,828)	(94,611,706)	(7,517,732)	(79,593,371)
Net increase (decrease)	(2,505,256)	$(26,386,053)	198,315	$2,168,874

64 | Annual Report

Franklin Strategic Series

Notes to Financial Statements (continued)

Franklin Strategic Income Fund

2. SHARES OF BENEFICIAL INTEREST (continued)

		Year Ended April 30,
	2014			2013[a]
	Shares	Amount	Shares	Amount
Class R6 Shares[b]:
Shares sold[c]	22,906,764	$238,472,675
Shares issued in reinvestment of
distributions	984,342	10,336,351
Shares redeemed	(547,593)	(5,766,333)
Net increase (decrease)	23,343,513	$243,042,693
Advisor Class Shares:
Shares sold	43,658,699	$460,708,567	33,927,651	$361,582,495
Shares issued in reinvestment of
distributions	4,404,969	46,277,451	4,139,838	44,017,295
Shares redeemed[c]	(40,514,204)	(427,552,846)	(18,102,184)	(192,715,603)
Net increase (decrease)	7,549,464	$79,433,172	19,965,305	$212,884,187

aEffective March 21, 2013, all Class B shares were converted to Class A.

bFor the year May 1, 2013 (effective date) to April 30, 2014. cEffective May 1, 2013, a portion of Advisor Class shares were exchanged into Class R6.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Annual Report | 65

Franklin Strategic Series

Notes to Financial Statements (continued)

Franklin Strategic Income Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	In excess of $50 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

66 | Annual Report

Franklin Strategic Series

Notes to Financial Statements (continued)

Franklin Strategic Income Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
d.	Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$3,266,680
CDSC retained	$495,993

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended April 30, 2014, the Fund paid transfer agent fees of $10,848,533, of which $4,825,298 was retained by Investor Services.

f. Investment in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund, as noted on the Statement of Operations. Prior to May 1, 2013, the waiver was accounted for as a reduction to management fees.

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees for the Fund do not exceed 0.01% until August 31, 2014. There were no Class R6 transfer agent fees waived during the year ended April 30, 2014.

Annual Report | 67

Franklin Strategic Series

Notes to Financial Statements (continued)

Franklin Strategic Income Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended April 30, 2014, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The tax character of distributions paid during the years ended April 30, 2014 and 2013 was as follows:

	2014	2013
Distributions from:
Ordinary income	$359,348,855	$385,981,179
Long term capital gain	72,095,694	19,549,006
	$431,444,549	$405,530,185

At April 30, 2014, the cost of investments, net unrealized appreciation (depreciation) and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$8,543,931,351

Unrealized appreciation	$338,939,867
Unrealized depreciation	(108,287,958)
Net unrealized appreciation (depreciation)	$230,651,909

Distributable earnings - undistributed long term
capital gains	$35,368,524

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premium, swaps and tax straddles.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2014, aggregated $4,764,305,757 and $4,029,465,090, respectively.

68 | Annual Report

Franklin Strategic Series

Notes to Financial Statements (continued)

Franklin Strategic Income Fund

7. CREDIT RISK AND DEFAULTED SECURITIES

At April 30, 2014, the Fund had 52.43% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At April 30, 2014, the value of this security was $24,150,000, representing 0.28% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified on the accompanying Statement of Investments.

8. UNFUNDED LOAN COMMITMENTS

The Fund enters into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At April 30, 2014, unfunded commitments were as follows:

Unfunded
Borrower	Commitment
Patriot Coal Corp., L/C Facility, 6.50%, 12/18/18	$2,415,156

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.

Annual Report | 69

Franklin Strategic Series

Notes to Financial Statements (continued)

Franklin Strategic Income Fund

9. OTHER DERIVATIVE INFORMATION

At April 30, 2014, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets	Fair Value	Statement of Assets	Fair Value
Hedging Instruments	and Liabilities Location	Amount	and Liabilities Location	Amount
Foreign exchange
contracts	Unrealized appreciation		Unrealized depreciation
	on forward exchange		on forward exchange
	contracts	$12,950,365	contracts	$26,245,828
Credit contracts	Unrealized appreciation		Unrealized depreciation
	on OTC swap contracts	5,489,690	on OTC swap contracts	—

For the year ended April 30, 2014, the effect of derivative contracts on the Fund’s Statement of
Operations was as follows:

Change in
Unrealized
Derivative Contracts			Realized Gain	Appreciation
Not Accounted for as	Statement of		(Loss)	(Depreciation)
Hedging Instruments	Operations Locations		for the Year	for the Year
Foreign exchange
contracts	Net realized gain (loss) from foreign
currency transactions / Net change in
unrealized appreciation (depreciation)
on translation of other assets and
liabilities denominated in foreign
	currencies		$(9,612,139)	$(36,180,213)

Credit contracts	Net realized gain (loss) from swap contracts /
Net change in unrealized appreciation
	(depreciation) on investments		10,928,084	(318,352)

70 | Annual Report

Franklin Strategic Series

Notes to Financial Statements (continued)

Franklin Strategic Income Fund

9. OTHER DERIVATIVE INFORMATION (continued)

At April 30, 2014, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross and Net Amounts of Assets
	and Liabilities Presented in the
	Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$12,950,365	$26,245,828
Swaps	5,710,919	7,548,762
Total	$18,661,284	$33,794,590

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At April 30, 2014, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of
	Assets Presented	Financial	Financial
	in the Statement	Instruments	Instruments	Cash	Net Amount
	of Assets and	Available for	Collateral	Collateral	(Not less
	Liabilities	Offset	Received[a]	Received	than zero)
Counterparty
BZWS	$1,476,140	$(1,476,140)	$—	$—	$—
CITI	2,639,460	(2,639,460)	—	—	—
DBAB	7,410,619	(7,410,619)	—	—	—
FBCO	2,504,757	(2,504,757)	—	—	—
GSCO	—	—	—	—	—
HSBC	1,891,428	(277,147)	(1,560,477)	—	53,804
JPHQ	2,728,288	(2,728,288)	—	—	—
MSCO	10,592	(10,592)	—	—	—
UBSW	—	—	—	—	—
Total	$18,661,284	$(17,047,003)	$(1,560,477)	$—	$53,804

[a]At April 30 2014, the Fund received United Kingdom Treasury Bonds and Notes as collateral for derivatives.

Annual Report | 71

Franklin Strategic Series

Notes to Financial Statements (continued)

Franklin Strategic Income Fund

9. OTHER DERIVATIVE INFORMATION (continued)

At April 30, 2014, the Fund’s OTC derivative liabilities which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of
	Liabilities Presented	Financial	Financial
	in the Statement	Instruments	Instruments	Cash	Net Amount
	of Assets and	Available for	Collateral	Collateral	(Not less
	Liabilities	Offset	Pledged	Pledged[a]	than zero)
Counterparty
BZWS	$1,562,292	$(1,476,140)	$—	$—	$86,152
CITI	3,230,092	(2,639,460)	—	(590,632)	—
DBAB	19,174,953	(7,410,619)	—	(10,810,000)	954,334
FBCO	5,023,208	(2,504,757)	—	(2,518,451)	—
GSCO	170,245	—	—	(170,245)	—
HSBC	277,147	(277,147)	—	—	—
JPHQ	2,931,650	(2,728,288)	—	—	203,362
MSCO	102,756	(10,592)	—	(92,164)	—
UBSW	1,322,247	—	—	(1,322,247)	—
Total	$33,794,590	$(17,047,003)	$—	$(15,503,739)	$1,243,848

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amount disclosed herein.

For the year ended April 30, 2014, the average month end fair value of derivatives represented 0.69% of average month end net assets. The average month end number of open derivative contracts for the year was 278.

See Note 1(d) regarding derivative financial instruments.

10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

72 | Annual Report

Franklin Strategic Series

Notes to Financial Statements (continued)

Franklin Strategic Income Fund

10. CREDIT FACILITY (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended April 30, 2014, the Fund did not use the Global Credit Facility.

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

Annual Report | 73

Franklin Strategic Series

Notes to Financial Statements (continued)

Franklin Strategic Income Fund

11. FAIR VALUE MEASUREMENTS (continued)

A summary of inputs used as of April 30, 2014, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Services	$—	$7,198,122	$—	$7,198,122
Materials	—	2,520,000	—	2,520,000
Transportation	—	6,389,660	—	6,389,660
Other Equity Investments[b]	98,567,962	—	—	98,567,962
Corporate Bonds	—	3,200,109,698	—	3,200,109,698
Senior Floating Rate Interests	—	1,275,860,837	1,160,988	1,277,021,825
Foreign Government and Agency
Securities	—	1,778,527,172	—	1,778,527,172
U.S. Government and Agency
Securities	—	153,804,794	—	153,804,794
Asset-Backed Securities and
Commercial Mortgage-Backed
Securities	—	435,264,187	—	435,264,187
Mortgage-Backed Securities	—	396,639,010	—	396,639,010
Municipal Bonds	—	507,790,476	—	507,790,476
Escrows and Litigation Trusts	—	—	—[c]	—
Short Term Investments	725,462,930	185,287,424	—	910,750,354
Total Investments in
Securities	$824,030,892	$7,949,391,380	$1,160,988	$8,774,583,260
Other Financial Instruments
Forward Exchange Contracts	$—	$12,950,365	—	12,950,365
Swaps Contracts	—	5,489,690	—	5,489,690
Total Other Financial
Instruments	$—	$18,440,055	$—	$18,440,055
Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$26,245,828	$—	$26,245,828
Unfunded Loan Commitments	—	233,543	—	233,543
Total Other Financial
Instruments	$—	$26,479,371	$—	$26,479,371

aIncludes common, preferred and convertible preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at April 30, 2014.

74 | Annual Report

Franklin Strategic Series

Notes to Financial Statements (continued)

Franklin Strategic Income Fund

11. FAIR VALUE MEASUREMENTS (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

12. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Franklin Strategic Series

Notes to Financial Statements (continued)

Franklin Strategic Income Fund

ABBREVIATIONS

Counterparty		Currency		Selected Portfolio

BZWS	- Barclays Bank PLC	BRL	- Brazilian Real	AGMC	- Assured Guaranty Municipal Corp.
CITI	- Citigroup, Inc.	CAD	- Canadian Dollar	CDO	- Collateralized Debt Obligation
DBAB	- Deutsche Bank AG	EUR	- Euro	CLO	- Collateralized Loan Obligation
FBCO	- Credit Suisse Group AG	GBP	- British Pound	EDA	- Economic Development Authority
GSCO	- The Goldman Sachs Group, Inc.	HUF	- Hungarian Forint	ETF	- Exchange Traded Fund
HSBC	- HSBC Bank USA, N.A.	IDR	- Indonesian Rupiah	FGIC	- Financial Guaranty Insurance Co.
JPHQ	- JP Morgan Chase & Co.	KRW	- South Korean Won	FICO	- Financing Corp.
MSCO	- Morgan Stanley	LKR	- Sri Lankan Rupee	FRN	- Floating Rate Note
UBSW	- UBS AG	MXN	- Mexican Peso	GO	- General Obligation
		MYR	- Malaysian Ringgit	HDC	- Housing Development Corp.
		PHP	- Philippine Peso	ISD	- Independent School District
		PLN	- Polish Zloty	L/C	- Letter of Credit
		SEK	- Swedish Krona	NATL	- National Public Financial Guarantee Corp.
		SGD	- Singapore Dollar	NATL RE	- National Public Financial Guarantee Corp.
		UYU	- Uruguayan Peso		Reinsured
				PIK	- Payment-In-Kind
				PSF	- Permanent School Fund

76 | Annual Report

Franklin Strategic Series

Report of Independent Registered Public Accounting Firm

Franklin Strategic Income Fund

To the Board of Franklin Strategic Series and Shareholders of The Franklin Strategic Series

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Strategic Income Fund (one of the funds constituting the Franklin Strategic Series, hereafter referred to as the “Fund”) at April 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California June 13, 2014

Annual Report | 77

Franklin Strategic Series

Tax Information (unaudited)

Franklin Strategic Income Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $72,095,694 as a long term capital gain dividend for the fiscal year ended April 30, 2014.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $6,992,546 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended April 30, 2014.

Franklin Strategic Series

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Harris J. Ashton (1932)	Trustee	Since 1991	139	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Sam Ginn (1937)	Trustee	Since 2007	113	ICO Global Communications
One Franklin Parkway				(Holdings) Limited (satellite company)
San Mateo, CA 94403-1906				(2006-2010), Chevron Corporation
				(global energy company) (1989-2009),
				Hewlett-Packard Company (technology
				company) (1996-2002), Safeway, Inc.
				(grocery retailer) (1991-1998) and
				TransAmerica Corporation (insurance
				company) (1989-1999).
Principal Occupation During at Least the Past 5 Years:
Private investor; Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network) (2012); and formerly,
Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive Officer,
AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).

Edith E. Holiday (1952)	Trustee	Since 1998	139	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906				Company (processed foods and
				allied products) (1994-2013), RTI
				International Metals, Inc. (manu-
				facture and distribution of titanium),
				Canadian National Railway (railroad)
				and White Mountains Insurance
				Group, Ltd. (holding company).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	139	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

				Annual Report | 79

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Frank A. Olson (1932)	Trustee	Since 2007	139	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (until 1987).

Larry D. Thompson (1945)	Trustee	Since 2007	139	Cbeyond, Inc. (business commu-
One Franklin Parkway				nications provider) (2010-2012),
San Mateo, CA 94403-1906				The Southern Company (energy
company) (2010-2012) and Graham
Holdings Company (formerly,
The Washington Post Company)
(education and media organization).
Principal Occupation During at Least the Past 5 Years:
Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-present);
and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice
President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution
(2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice
(2001-2003).

John B. Wilson (1959)	Lead	Trustee since	113	None
One Franklin Parkway	Independent	2006 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since
2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Gregory E. Johnson (1961)	Trustee	Since June 2013	149	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

80 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	139	None
One Franklin Parkway	the Board and	Board since June
San Mateo, CA 94403-1906	Trustee	2013 and Trustee
since 1991
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Deputy Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948)	President and	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief
San Mateo, CA 94403-1906	Executive
Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC;
and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962)	Vice President	Since 2000	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin
Templeton Investments.

82 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change. Note 3: Effective June 13, 2013, Charles B. Johnson ceased to be a trustee of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/ 342-5236 to request the SAI.

Annual Report | 83

Franklin Strategic Series

Shareholder Information

Franklin Strategic Income Fund

Board Review of Investment Management Agreement

At a meeting held April 15, 2014, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate funds within the Trust, including Franklin Strategic Income Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other

84 | Annual Report

Franklin Strategic Series

Shareholder Information (continued)

Franklin Strategic Income Fund

Board Review of Investment Management Agreement (continued)

management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the period of the 2012 Hurricane Sandy. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments, including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. Comparative performance for the Fund was shown for the one-year period ended January 31, 2014, and previous periods ended that date of up to 10 years. The performance universe for the Fund consisted of

Annual Report | 85

Franklin Strategic Series

Shareholder Information (continued)

Franklin Strategic Income Fund

Board Review of Investment Management Agreement (continued)

the Fund and all retail and institutional multi-sector income funds as selected by Lipper. The Lipper report comparison showed the Fund’s income return for the one-year period to be in the second-highest performing quintile of its performance universe, and on an annualized basis to also be in the second-highest performing quintile of such universe during each of the previous three- and 10-year periods, and in the middle performing quintile of such universe during the previous five-year period. The Lipper report showed the Fund’s total return for the one-year period to be in the second-highest performing quintile of its performance universe, and on an annualized basis to also be in the second-highest performing quintile of such universe for the previous three-and 10-year periods, and the second-lowest performing quintile of such universe for the previous five-year period. The Board was satisfied with the Fund’s investment performance as set forth in the Lipper report and noted its income oriented investment objective.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the contractual investment management fee rate for the Fund was below the median of its Lipper expense group, while its actual total expense ratio was in the least expensive quintile of such expense group. The Board was satisfied with the contractual management fee rate and total expense ratio of the Fund in comparison to its expense group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2013, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various

86 | Annual Report

Franklin Strategic Series

Shareholder Information (continued)

Franklin Strategic Income Fund

Board Review of Investment Management Agreement (continued)

allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board noted that economies of scale were shared with the Fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement for the Fund contains breakpoints that continued to asset levels that exceeded its asset size at December 31, 2013. In view of such fee structure and the favorable expense comparisons of the Fund within its expense group, the Board believed that to the extent economies of scale may be realized by the manager of the Fund and its affiliates, that there was a sharing of benefits with the Fund and its shareholders.

Annual Report | 87

Franklin Strategic Series

Shareholder Information (continued)

Franklin Strategic Income Fund

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

88 | Annual Report

Annual Report and Shareholder Letter
Franklin Strategic Income Fund

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus.
Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing.
A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved. 194 A 06/14

APRIL 30, 2014

ANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Franklin Strategic Series

Sign up for electronic delivery
at franklintempleton.com/edelivery

FIXED INCOME

Franklin Global Government Bond Fund

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

	Contents

Shareholder Letter	1	Annual Report		Financial Highlights and		Report of Independent
				Statements of Investments	15	Registered Public
		Franklin Global Government
						Accounting Firm	39
		Bond Fund	3	Financial Statements	22
						Tax Information	40
		Performance Summary	8	Notes to
				Financial Statements	26	Board Members and Officers	42
		Your Fund’s Expenses	13
						Shareholder Information	47

Annual Report

Franklin Global Government Bond Fund

Your Fund’s Goal and Main Investments: Franklin Global Government Bond Fund seeks total return, consisting of interest income and capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in government bonds of issuers located around the world. Government bonds include floating and fixed rate debt securities of any maturity, such as bonds, notes, bills and debentures, issued or guaranteed by governments, government agencies or instrumentalities, including government-sponsored entities, supra-national entities and public-private partnerships.

We are pleased to bring you Franklin Global Government Bond Fund’s inaugural annual report for the period since the Fund’s inception on September 6, 2013, through April 30, 2014.

Performance Overview

Franklin Global Government Bond Fund – Class A delivered a +5.81% cumulative total return from inception on September 6, 2013, through April 30, 2014. In comparison, global government bonds, as measured by the Fund’s benchmark, the Citigroup World Government Bond Index (WGBI), generated a +4.28% cumulative total return for the same period.1, 2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 8.

Performance data represent
past performance, which does
not guarantee future results.
Investment return and principal
value will fluctuate, and you may
have a gain or loss when you sell
your shares. Current performance
may differ from figures shown.
Please visit franklintempleton.com
or call (800) 342-5236 for most
recent month-end performance.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 20.

Annual Report | 3

Economic and Market Overview

Global government debt generally delivered healthy returns during the period covering the Fund’s inception on September 6, 2013, through April 30, 2014, although non-government bonds generally performed better than higher rated government bonds amid increased investor appetite for yield and risk. Government bond yields experienced heightened volatility during the first part of the review period based on speculation about the U.S. Federal Reserve Board’s (Fed’s) potential reductions to its asset purchase program. In December 2013, the Fed decided that the U.S. economy was showing enough momentum to begin tapering its purchases in January 2014. The Fed’s confirmation sparked a further sell-off in the U.S. Treasury market. Yields, which generally move in the opposite direction of prices, ended 2013 at their highest level since mid-2011, and many government bond markets outside the U.S. had similar results. However, U.S. Treasury yields declined during the first quarter of 2014, in part because of severe U.S. weather conditions that appeared to temporarily slow the U.S. economy’s steady expansion.

Among other sovereign bonds often seen as offering some protection from market volatility, German Bunds performed relatively well during the review period. Bunds benefited from growing expectations among investors of further monetary stimulus from the European Central Bank (ECB) in an effort to combat potential eurozone deflation. As inflation in the region fell to its lowest rate since 2009, other European sovereign bonds experienced even stronger gains, particularly among the more indebted eurozone members, where many sovereign yields reached multi-year lows.

Japanese government bonds also delivered solid returns, helped by the Bank of Japan’s (BoJ’s) continued purchases. However, Japan’s core inflation rate remained unchanged in February 2014 after moving steadily higher during 2013, which raised doubts about the effectiveness of government policies intended to counter the country’s enduring deflation and promote growth, particularly in light of an increase in consumption tax that occurred at the start of April.

Many emerging market assets experienced steep losses early in 2014 amid heightened concerns about the structural weakness of some emerging economies, particularly those countries largely seen as reliant on foreign inflows to finance trade and budget deficits. However, despite further unease surrounding events in Ukraine, most emerging market bonds staged a strong recovery to end higher for the period owing to renewed demand driven by investors’ appetite for yield and confidence in the relative strength of many countries’ sovereign balance sheets.

4 | Annual Report

Dividend Distributions*
9/6/13–4/30/14
		Dividend per Share (cents)
Month	Class A	Class C	Class R	Class R6	Advisor Class
October	1.25	1.26	1.25	1.39	1.28
November	2.71	2.71	2.70	2.80	2.72
December	2.40	2.11	2.21	2.66	2.58
January	1.57	1.19	1.35	1.87	1.67
February	0.95	0.45	0.61	1.11	1.01
March	2.31	1.67	1.67	2.32	2.24
April	1.57	1.00	1.11	1.62	1.53
Total	12.76	10.39	10.90	13.77	13.03

*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Investment Strategy

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we monitor various factors including interest rates, currency exchange rates and credit risks. We use top-down macroeconomic research, bottom-up sector-specific research and quantitative analysis to identify and to seek to exploit market inefficiencies while employing a disciplined risk management process. In pursuing the Fund’s investment goal, we may use various currency-related derivative instruments, including currency forward and currency futures contracts, as well as various interest rate/bond-related derivative instruments, including interest rate/bond futures contracts and swap agreements.

Manager’s Discussion

For the period from the Fund’s inception on September 6, 2013, through April 30, 2014, the Fund delivered positive absolute returns. Currency allocation, security selection and positions denominated in currencies other than the British pound and the G-3 currencies (U.S. dollar, euro and Japanese yen) were among the largest contributors to performance relative to the Citigroup WGBI. However, sector allocation detracted from relative results.

The Fund’s currency positioning contributed to relative performance, partly because of its underweighted allocation to the Japanese yen. After a period of relative stability, the Japanese currency was again hampered by BoJ policies aimed at defeating Japan’s persistent deflation. The yen reached a five-year low versus the U.S. dollar at 2013 year-end.

What is a currency forward
contract?
A currency forward contract is an
agreement between the Fund and a
counterparty to buy or sell a foreign
currency at a specific exchange rate
on a future date.

What is a futures contract?
A futures contract is an agreement
between the Fund and a counterparty
made through a U.S. or foreign futures
exchange to buy or sell an asset at a
specific price on a future date.

What are swap agreements?
Swap agreements, such as interest rate,
currency and credit default swaps, are
contracts between the Fund and, typically,
a brokerage firm, bank, or other finan-
cial institution (the swap counterparty).
In a basic swap transaction, the Fund
agrees with its counterparty to exchange
the returns (or differentials in rates of
return) earned or realized on a particular
“notional amount” of underlying instru-
ments. The notional amount is the set
amount selected by the parties as the
basis on which to calculate the obliga-
tions that they have agreed to exchange.
The parties typically do not actually
exchange the notional amount. Instead,
they agree to exchange the returns that
would be earned or realized if the
notional amount were invested in given
instruments or at given interest rates.

Annual Report | 5

Currency Breakdown*
4/30/14
% of Total
Net Assets
North America	49.8%
U.S. Dollar	47.7%
Canadian Dollar	2.1%
Europe	33.8%
Euro	24.3%
Polish Zloty	4.8%
British Pound	4.7%
Asia	10.5%
Malaysian Ringgit	5.4%
Singapore Dollar	5.1%
Latin America & Caribbean	3.9%
Mexican Peso	3.9%
Middle East & Africa	1.8%
South Africa Rand	1.8%
Australia & New Zealand	0.2%
Australian Dollar	0.2%

*Currency breakdown figures are intended to illustrate
the Fund’s estimated exposure to various currencies as
a percentage of the Fund’s total exposure, and reflects
both direct and indirect (long and short) exposures
through the Fund’s use of derivatives, such as swaps,
forwards, futures and options. Figures may not equal
100% or be negative due to rounding, use of derivatives,
unsettled trades or other factors.

The Fund’s security selection also boosted relative returns, mainly resulting from our preference for holding Italian government bonds and largely avoiding German Bunds. Italian bonds were among the eurozone bonds issued by the more indebted eurozone countries that performed strongly over the review period, with demand from investors supported by comparatively attractive yields, an absence of inflationary pressures as well as the possibility of ECB measures to ease monetary policy in the region.

The Fund’s positions denominated in currencies other than the British pound and the G-3 currencies made a positive, although smaller, contribution to relative performance, partly from an overweighted allocation to Australian bonds. During the period, the Reserve Bank of Australia signaled an end to its monetary easing cycle, announcing that it expected the country’s growth to improve and sparking a rally in the Australian dollar, which had previously fallen sharply against the U.S. dollar. In contrast, the Fund’s sector allocation weighed on relative returns, mainly during the period shortly after the Fund’s inception as the Fund built its initial allocations.

During the period, the Fund invested in bonds without the use of interest rate-related derivatives and achieved its foreign currency allocation exclusively through the underlying bond investments.

Thank you for your continued participation in Franklin Global Government Bond Fund. We look forward to serving your future investment needs.

6 | Annual Report

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
2. © Citigroup Index LLC 2014. All rights reserved.

Annual Report | 7

Performance Summary as of 4/30/14

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class	4/30/14	9/6/13		Change
A	$10.45	$10.00	+$	0.45
C	$10.44	$10.00	+$	0.44
R	$10.44	$10.00	+$	0.44
R6	$10.45	$10.00	+$	0.45
Advisor	$10.49	$10.00	+$	0.49

	Distributions
		Dividend
	Share Class	Income
A	(9/6/13–4/30/14)	$0.1276
C	(9/6/13–4/30/14)	$0.1039
R	(9/6/13–4/30/14)	$0.1090
R6	(9/6/13–4/30/14)	$0.1377
Advisor	(9/6/13–4/30/14)	$0.1303

8 | Annual Report

Performance Summary (continued)

Performance as of 4/30/141

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

		Cumulative		Average Annual		Average Annual	Total Annual Operating Expenses[5]
Share Class		Total Return[2]		Total Return[3]		Total Return (3/31/14)[4]	(with waiver)	(without waiver)
A							0.85%	3.28%
Since Inception (9/6/13)	+	5.81%	+	1.35%	+	0.23%
C							1.25%	3.68%
Since Inception (9/6/13)	+	5.46%	+	4.46%	+	3.35%
R							1.10%	3.53%
Since Inception (9/6/13)	+	5.52%	+	5.52%	+	4.39%
R6							0.51%	2.94%
Since Inception (9/6/13)	+	5.91%	+	5.91%	+	4.73%
Advisor							0.60%	3.03%
Since Inception (9/6/13)	+	6.24%	+	6.24%	+	4.87%

	30-Day Standardized Yield[6]
Share Class	(with waiver)	(without waiver)
A	1.60%	-1.18%
C	1.13%	-1.78%
R	1.27%	-1.62%
R6	1.85%	-1.08%
Advisor	1.77%	-1.14%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 9

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

10 | Annual Report

Performance Summary (continued)

Performance Summary (continued)

All investments involve risks, including possible loss of principal. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline.
Special risks are associated with foreign investing, including currency rate fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. Currency rates may fluctuate significantly over short periods of time and can reduce returns. The Fund is also nondiversified, which involves the risk of greater price fluctuation than a more diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 9/6/14 and a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the period indicated.
Since the Fund has existed for less than one year, performance is shown for the period since inception and is not annualized.
4. In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline signifi-
cantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. The 30-day standardized yield for the 30 days ended 4/30/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
7. Source: © 2014 Morningstar. The Citigroup WGBI is a market capitalization-weighted index consisting of investment-
grade world government bond markets.
8. © Citigroup Index LLC 2014. All rights reserved.

12 | Annual Report

Your Fund’s Expenses

Franklin Global Government Bond Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 13

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/13	Value 4/30/14	Period* 11/1/13–4/30/14
A
Actual	$1,000	$1,027.00	$2.86
Hypothetical (5% return before expenses)	$1,000	$1,021.97	$2.86
C
Actual	$1,000	$1,023.70	$5.82
Hypothetical (5% return before expenses)	$1,000	$1,019.04	$5.81
R
Actual	$1,000	$1,024.20	$5.07
Hypothetical (5% return before expenses)	$1,000	$1,019.79	$5.06
R6
Actual	$1,000	$1,026.90	$2.56
Hypothetical (5% return before expenses)	$1,000	$1,022.27	$2.56
Advisor
Actual	$1,000	$1,031.20	$2.57
Hypothetical (5% return before expenses)	$1,000	$1,022.27	$2.56

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.57%; C: 1.16%;
R: 1.01%; R6: 0.51%; and Advisor: 0.51%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

14 | Annual Report

Franklin Strategic Series

Financial Highlights

Franklin Global Government Bond Fund
Period Ended
April 30,
Class A	2014 [a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.00
Income from investment operations[b]:
Net investment income[c]	0.11
Net realized and unrealized gains (losses)	0.47
Total from investment operations	0.58
Less distributions from net investment income	(0.13)
Net asset value, end of period	$10.45

Total return[d]	5.81%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	3.22%
Expenses net of waiver and payments by affiliates	0.57%
Net investment income	1.62%

Supplemental data
Net assets, end of period (000’s)	$11,232
Portfolio turnover rate	13.24%

aFor the period September 6, 2013 (commencement of operations) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

Annual Report | The accompanying notes are an integral part of these financial statements. | 15

Franklin Strategic Series

Financial Highlights (continued)

Franklin Global Government Bond Fund
Period Ended
April 30,
Class C	2014 [a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.00
Income from investment operations[b]:
Net investment income[c]	0.08
Net realized and unrealized gains (losses)	0.46
Total from investment operations	0.54
Less distributions from net investment income	(0.10)
Net asset value, end of period	$10.44

Total return[d]	5.46%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	3.81%
Expenses net of waiver and payments by affiliates	1.16%
Net investment income	1.03%

Supplemental data
Net assets, end of period (000’s)	$156
Portfolio turnover rate	13.24%

aFor the period September 6, 2013 (commencement of operations) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

16 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Strategic Series

Financial Highlights (continued)

Franklin Global Government Bond Fund
Period Ended
April 30,
Class R	2014 [a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.00
Income from investment operations[b]:
Net investment income[c]	0.08
Net realized and unrealized gains (losses)	0.47
Total from investment operations	0.55
Less distributions from net investment income	(0.11)
Net asset value, end of period	$10.44

Total return[d]	5.52%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	3.66%
Expenses net of waiver and payments by affiliates	1.01%
Net investment income	1.18%

Supplemental data
Net assets, end of period (000’s)	$10
Portfolio turnover rate	13.24%

aFor the period September 6, 2013 (commencement of operations) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

Annual Report | The accompanying notes are an integral part of these financial statements. | 17

Franklin Strategic Series

Financial Highlights (continued)

Franklin Global Government Bond Fund
Period Ended
April 30,
Class R6	2014 [a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.00
Income from investment operations[b]:
Net investment income[c]	0.11
Net realized and unrealized gains (losses)	0.48
Total from investment operations	0.59
Less distributions from net investment income	(0.14)
Net asset value, end of period	$10.45

Total return[d]	5.91%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	3.78%
Expenses net of waiver and payments by affiliates	0.51%
Net investment income	1.68%

Supplemental data
Net assets, end of period (000’s)	$10
Portfolio turnover rate	13.24%

aFor the period September 6, 2013 (commencement of operations) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Strategic Series

Financial Highlights (continued)

Franklin Global Government Bond Fund
Period Ended
April 30,
Advisor Class	2014 [a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.00
Income from investment operations[b]:
Net investment income[c]	0.10
Net realized and unrealized gains (losses)	0.52
Total from investment operations	0.62
Less distributions from net investment income	(0.13)
Net asset value, end of period	$10.49

Total return[d]	6.24%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	3.16%
Expenses net of waiver and payments by affiliates	0.51%
Net investment income	1.68%

Supplemental data
Net assets, end of period (000’s)	$10
Portfolio turnover rate	13.24%

aFor the period September 6, 2013 (commencement of operations) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

Annual Report | The accompanying notes are an integral part of these financial statements. | 19

Franklin Strategic Series

Statement of Investments, April 30, 2014

Franklin Global Government Bond Fund	Country	Principal Amount*		Value
Foreign Government and Agency Securities 69.6%
France Treasury Note, 1.75%, 2/25/17	France	150,000	EUR	$216,310
Government of Canada, 2.75%, 6/01/22	Canada	250,000	CAD	238,034
Government of Chile, 3.875%, 8/05/20	Chile	100,000		107,150
[a]Government of Finland, Reg S, 1.75%, 4/15/16	Finland	300,000	EUR	428,843
Government of France, 3.25%, 4/25/16	France	150,000	EUR	220,421
Government of Germany, 2.25%, 4/10/15	Germany	150,000	EUR	212,138
[a]Government of Indonesia, Reg S, 4.875%, 5/05/21	Indonesia	200,000		207,250
[a]Government of Lithuania, senior note, Reg S, 6.625%, 2/01/22	Lithuania	200,000		238,591
Government of Malaysia,
3.197%, 10/15/15	Malaysia	650,000	MYR	199,373
senior bond, 4.24%, 2/07/18	Malaysia	650,000	MYR	204,633
Government of Mexico,
7.75%, 12/14/17	Mexico	25,000[b] MXN		210,287
8.00%, 12/07/23	Mexico	25,000[b] MXN		216,805
senior bond, 5.95%, 3/19/19	Mexico	100,000		116,750
Government of Peru, 6.55%, 3/14/37	Peru	200,000		248,044
Government of Poland,
5.75%, 9/23/22	Poland	750,000	PLN	278,644
4.00%, 10/25/23	Poland	750,000	PLN	247,094
[a]Government of Russia, senior bond, Reg S, 7.50%, 3/31/30	Russia	137,000		152,899
Government of Singapore, 2.375%, 4/01/17	Singapore	350,000	SGD	293,738
[a]Government of Slovenia, Reg S, 5.125%, 3/30/26	Slovenia	140,000	EUR	215,969
Government of South Africa, 8.00%, 12/21/18	South Africa	2,000,000	ZAR	191,741
[a]Government of Spain, senior bond, Reg S, 4.40%, 10/31/23	Spain	350,000	EUR	543,824
[a]Government of the Netherlands, Reg S, 4.50%, 7/15/17	Netherlands	150,000	EUR	235,198
Italy Treasury Bond,
5.50%, 9/01/22	Italy	140,000	EUR	233,355
[a]Reg S, 4.50%, 3/01/26	Italy	350,000	EUR	541,877
[a]Reg S, 4.75%, 9/01/44	Italy	350,000	EUR	539,405
[a]senior bond, Reg S, 4.75%, 9/01/28	Italy	300,000	EUR	469,801
Queensland Treasury Corp.,
5.75%, 7/22/24	Australia	200,000	AUD	205,548
senior note, 6.00%, 7/21/22	Australia	200,000	AUD	208,752
[a]United Kingdom Treasury Bond, Reg S, 4.00%, 9/07/16	United Kingdom	150,000	GBP	271,628
[a]United Kingdom Treasury Note, Reg S, 2.75%, 1/22/15	United Kingdom	150,000	GBP	257,583
Total Foreign Government and Agency Securities
(Cost $7,465,752)				7,951,685
U.S. Government and Agency Securities 19.3%
U.S. Treasury Bond,
4.375%, 11/15/39	United States	180,000		211,106
[c]Index Linked, 3.375%, 4/15/32	United States	158,706		223,701
U.S. Treasury Note,
0.25%, 12/15/14	United States	200,000		200,238
2.125%, 5/31/15	United States	200,000		204,328
0.375%, 1/15/16	United States	200,000		200,273
1.00%, 8/31/16	United States	200,000		202,000
1.875%, 8/31/17	United States	200,000		205,508
2.625%, 11/15/20	United States	200,000		206,250

20 | Annual Report

Franklin Strategic Series

Statement of Investments, April 30, 2014 (continued)

Franklin Global Government Bond Fund	Country	Principal Amount*		Value
U.S. Government and Agency Securities (continued)
U.S. Treasury Note, (continued)
[c]Index Linked, 1.625%, 1/15/15	United States	184,413		$188,937
[c]Index Linked, 2.00%, 1/15/16	United States	177,415		188,219
[c]Index Linked, 1.25%, 7/15/20	United States	161,464		175,302
Total U.S. Government and Agency Securities
(Cost $2,165,307)				2,205,862
Total Investments before Short Term Investments
(Cost $9,631,059)				10,157,547
Short Term Investments 9.1%
Foreign Government and Agency Securities 4.2%
Government of Malaysia, 3.434%, 8/15/14	Malaysia	650,000	MYR	199,513
Government of Singapore, senior note, 1.375%, 10/01/14	Singapore	350,000	SGD	280,399
Total Foreign Government and Agency Securities
(Cost $471,758)				479,912
Total Investments before Money Market Funds
(Cost $10,102,817)				10,637,459

		Shares
Money Market Funds (Cost $550,067) 4.9%
[d]Institutional Fiduciary Trust Money Market Portfolio	United States	550,067		550,067
Total Investments (Cost $10,652,884) 98.0%				11,187,526
Other Assets, less Liabilities 2.0%				231,872
Net Assets 100.0%				$11,419,398

*The principal amount is stated in U.S. dollars unless otherwise indicated.
aSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2014, the aggregate value of these securities was $4,102,868, representing 35.93% of net assets.
bPrincipal amount is stated in 100 Mexican Peso Units.
cPrincipal amount of security is adjusted for inflation. See Note 1(e).
dSee Note 3(f) regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

At April 30, 2014, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount	Date	Appreciation	Depreciation
Australian Dollar	BZWS	Sell	430,000	$382,141	6/11/14	$—	$(16,134)
Euro	CITI	Sell	800,000	1,100,403	6/11/14	—	(9,240)
Net unrealized appreciation (depreciation)							$(25,374)
[a]May be comprised of multiple contracts using the same currency and settlement date.

See Abbreviations on page 38.

Annual Report | The accompanying notes are an integral part of these financial statements. | 21

Franklin Strategic Series

Financial Statements

Statement of Assets and Liabilities
April 30, 2014

Franklin
Global
Government
Bond Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$10,102,817
Cost - Sweep Money Fund (Note 3f)	550,067
Total cost of investments	$10,652,884
Value - Unaffiliated issuers	$10,637,459
Value - Sweep Money Fund (Note 3f)	550,067
Total value of investments	11,187,526
Foreign currency, at value (cost $115,531)	115,378
Receivables:
Capital shares sold	4,000
Interest	102,557
Affiliates	27,123
Offering costs	58,771
Other assets	6
Total assets	11,495,361
Liabilities:
Payables:
Distribution fees	999
Transfer agent fees	415
Reports to shareholders	4,395
Professional fees	42,770
Unrealized depreciation on forward exchange contracts	25,374
Accrued expenses and other liabilities	2,010
Total liabilities	75,963
Net assets, at value	$11,419,398
Net assets consist of:
Paid-in capital	$10,921,771
Distributions in excess of net investment income	(9,958)
Net unrealized appreciation (depreciation)	509,579
Accumulated net realized gain (loss)	(1,994)
Net assets, at value	$11,419,398

22 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Strategic Series

Financial Statements (continued)

Statement of Assets and Liabilities (continued)
April 30, 2014

Franklin
Global
Government
Bond Fund
Class A:
Net assets, at value	$11,232,263
Shares outstanding	1,074,368
Net asset value per share[a]	$10.45
Maximum offering price per share (net asset value per share ÷ 95.75%)	$10.91
Class C:
Net assets, at value	$155,752
Shares outstanding	14,922
Net asset value and maximum offering price per share[a]	$10.44
Class R:
Net assets, at value	$10,444
Shares outstanding	1,000
Net asset value and maximum offering price per share	$10.44
Class R6:
Net assets, at value	$10,449
Shares outstanding	1,000
Net asset value and maximum offering price per share	$10.45
Advisor Class:
Net assets, at value	$10,490
Shares outstanding	1,000
Net asset value and maximum offering price per share	$10.49

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 23

Franklin Strategic Series

Financial Statements (continued)

Statement of Operations
for the period ended April 30, 2014[a]

Franklin
Global
Government
Bond Fund
Investment income:
Interest (net of foreign taxes of $5,254)	$151,369
Expenses:
Management fees (Note 3a)	44,954
Distribution fees: (Note 3c)
Class A	4,315
Class C	274
Class R	33
Transfer agent fees: (Note 3e)
Class A	990
Class C	6
Class R	1
Class R6	42
Advisor Class	3
Custodian fees (Note 4)	1,045
Reports to shareholders	9,687
Registration and filing fees	6,743
Professional fees	44,263
Amortization of offering costs	108,816
Other	2,616
Total expenses	223,788
Expenses waived/paid by affiliates (Note 3g)	(183,569)
Net expenses	40,219
Net investment income	111,150
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	18,703
Foreign currency transactions	(30,232)
Net realized gain (loss)	(11,529)
Net change in unrealized appreciation (depreciation) on:
Investments	534,642
Translation of other assets and liabilities denominated in foreign currencies	(25,063)
Net change in unrealized appreciation (depreciation)	509,579
Net realized and unrealized gain (loss)	498,050
Net increase (decrease) in net assets resulting from operations	$609,200

[a]For the period September 6, 2013 (commencement of operations) to April 30, 2014.

24 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Strategic Series

Financial Statements (continued)

Statement of Changes in Net Assets

Franklin Global
Government
Bond Fund
Period Ended
April 30, 2014[a]
Increase (decrease) in net assets:
Operations:
Net investment income	$111,150
Net realized gain (loss) from investments and foreign currency transactions	(11,529)
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities
denominated in foreign currencies	509,579
Net increase (decrease) in net assets resulting from operations	609,200
Distributions to shareholders from:
Net investment income:
Class A	(132,443)
Class C	(625)
Class R	(109)
Class R6	(138)
Advisor Class	(454)
Total distributions to shareholders	(133,769)
Capital share transactions: (Note 2)
Class A	10,760,752
Class C	152,968
Class R	10,000
Class R6	10,000
Advisor Class	10,247
Total capital share transactions	10,943,967
Net increase (decrease) in net assets	11,419,398
Net assets:
End of period	$11,419,398
Distributions in excess of net investment income included in net assets:
End of period	$(9,958)

[a]For the period September 6, 2013 (commencement of operations) to April 30, 2014.

Annual Report | The accompanying notes are an integral part of these financial statements. | 25

Franklin Strategic Series

Notes to Financial Statements

Franklin Global Government Bond Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of nine separate funds. The Franklin Global Government Bond Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Effective September 6, 2013, the Fund commenced operations offering five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined. Investments in open-end mutual funds are valued at the closing net asset value.

26 | Annual Report

Franklin Strategic Series

Notes to Financial Statements (continued)

Franklin Global Government Bond Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Annual Report | 27

Franklin Strategic Series

Notes to Financial Statements (continued)

Franklin Global Government Bond Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the fund to gains or losses in

28 | Annual Report

Franklin Strategic Series

Notes to Financial Statements (continued)

Franklin Global Government Bond Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Derivative Financial Instruments (continued)

excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthi-ness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At April 30, 2014, the Fund had OTC derivatives in a net liability position of $25,374.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counter-party to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 8 regarding other derivative information.

Annual Report | 29

Franklin Strategic Series

Notes to Financial Statements (continued)

Franklin Global Government Bond Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of April 30, 2014, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns).

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

30 | Annual Report

Franklin Strategic Series

Notes to Financial Statements (continued)

Franklin Global Government Bond Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Statement of Operations.

f. Offering Costs

Offering costs are amortized on a straight line basis over twelve months.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Annual Report | 31

Franklin Strategic Series

Notes to Financial Statements (continued)

Franklin Global Government Bond Fund

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2014, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

	Period Ended
	April 30, 2014[a]
	Shares	Amount
Class A Shares:
Shares sold	1,077,037	$10,788,066
Shares issued in reinvestment of
distributions	520	5,353
Shares redeemed	(3,189)	(32,667)
Net increase (decrease)	1,074,368	$10,760,752
Class C Shares:
Shares sold	14,871	$152,447
Shares issued in reinvestment of
distributions	51	521
Net increase (decrease)	14,922	$152,968
Class R Shares:
Shares sold	1,000	$10,000
Class R6 Shares:
Shares sold	1,000	$10,000
Advisor Class Shares:
Shares sold	5,902	$60,000
Shares issued in reinvestment of
distributions	32	323
Shares redeemed	(4,934)	(50,076)
Net increase (decrease)	1,000	$10,247

[a]For the period September 6, 2013 (commencement of operations) to April 30, 2014.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Investment Management Limited (FTIML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

32 | Annual Report

Franklin Strategic Series

Notes to Financial Statements (continued)

Franklin Global Government Bond Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

 a. Management Fees

The Fund pays an investment management fee to FTIML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.650%	Up to and including $1 billion
0.600%	Over $1 billion up to and including $5 billion
0.550%	Over $5 billion up to and including $10 billion
0.545%	Over $10 billion up to and including $15 billion
0.540%	Over $15 billion up to and including $20 billion
0.535%	Over $20 billion

b. Administrative Fees

Under an agreement with FTIML, FT Services provides administrative services to the Fund. The fee is paid by FTIML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

Annual Report | 33

Franklin Strategic Series

Notes to Financial Statements (continued)

Franklin Global Government Bond Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
d.	Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$881
CDSC retained	$—

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended April 30, 2014, the Fund paid transfer agent fees of $1,042, of which $373 was retained by Investor Services.

f. Investment in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund.

g. Waiver and Expense Reimbursements

FTIML and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R, and Advisor Class of the fund do not exceed 0.60%, and Class R6 does not exceed 0.51% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until September 6, 2014.

34 | Annual Report

Franklin Strategic Series

Notes to Financial Statements (continued)

Franklin Global Government Bond Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

h. Other Affiliated Transactions

At April 30, 2014, Franklin Advisers, Inc. owned 91.55% of the Fund’s outstanding shares.
Investment activities of this shareholder could have a material impact on the Fund.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended April 30, 2014, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any.
At April 30, 2014, the Fund had short-term capital loss carryforwards of $1,540.

The tax character of distributions paid during the period ended April 30, 2014, was as follows:
Distributions paid from ordinary income	$133,769

At April 30, 2014, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$10,702,596

Unrealized appreciation	$513,938
Unrealized depreciation	(29,008)
Net unrealized appreciation (depreciation)	$484,930

Distributable earnings – undistributed ordinary income	$39,115

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums, tax straddles, and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2014, aggregated $11,352,258 and $1,220,090, respectively.

Annual Report | 35

Franklin Strategic Series

Notes to Financial Statements (continued)

Franklin Global Government Bond Fund

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. OTHER DERIVATIVE INFORMATION

At April 30, 2014, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets	Fair Value	Statement of Assets	Fair Value
Hedging Instruments	and Liabilities Location	Amount	and Liabilities Location	Amount
Foreign exchange
contracts	Unrealized appreciation on		Unrealized depreciation on
	forward exchange contracts	$ —	forward exchange contracts	$25,374

For the period ended April 30, 2014, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Change in
Unrealized
Derivative Contracts			Realized Gain	Appreciation
Not Accounted for as			(Loss)	(Depreciation)
Hedging Instruments	Statement of Operations Locations		for the Period	for the Period
Foreign exchange contracts	Net realized gain (loss) from foreign currency
transactions / Net change in unrealized appreciation
(depreciation) on translation of other assets and
	liabilities denominated in foreign currencies		$(10,147)	$(25,374)

For the period ended April 30, 2014, the average month end fair value of derivatives represented 0.09% of average month end net assets. The average month end number of open derivative contracts for the period was 1.

See Note 1(c) regarding derivative financial instruments.

36 | Annual Report

Franklin Strategic Series

Notes to Financial Statements (continued)

Franklin Global Government Bond Fund

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which, matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. The Fund began participating in the Global Credit Facility on February 14, 2014.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended April 30, 2014, the Fund did not use the Global Credit Facility.

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

Annual Report | 37

Franklin Strategic Series

Notes to Financial Statements (continued)

Franklin Global Government Bond Fund

10. FAIR VALUE MEASUREMENTS (continued)

A summary of inputs used as of April 30, 2014, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Foreign Government and Agency Securities	$—	$7,951,685	$—	$7,951,685
U.S. Government and Agency Securities	—	2,205,862	—	2,205,862
Short Term Investments	550,067	479,912	—	1,029,979
Total Investments in Securities	$550,067	$10,637,459	$—	$11,187,526
Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$25,374	$—	$25,374

11. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Counterparty			Currency

BZWS	-	Barclays Bank PLC	AUD	-	Australian Dollar
CITI	-	Citigroup, Inc.	CAD	-	CanadianDollar
			EUR	-	Euro
			GBP	-	British Pound
			MXN	-	Mexican Peso
			MYR	-	Malaysian Ringgit
			PLN	-	Polish Zloty
			SGD	-	SingaporeDollar
			ZAR	-	South African Rand
38 | Annual Report

Franklin Strategic Series

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Global Government Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Global Government Bond Fund (the “Fund”) at April 30, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the period September 6, 2013 (commencement of operations) through April 30, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at April 30, 2014 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 13, 2014

Annual Report | 39

Franklin Strategic Series

Tax Information (unaudited)

Franklin Global Government Bond Fund

At April 30, 2014 more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code (Code). This written statement will allow shareholders of record on April 14, 2014, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R, Class R6, and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source Income	Foreign Source Qualified
Class	Per Share	Per Share	Dividends Per Share
Class A	$0.0048	$0.1497	$0.0000
Class C	$0.0048	$0.1370	$0.0000
Class R	$0.0048	$0.1232	$0.0000
Class R6	$0.0048	$0.1542	$0.0000
Advisor Class	$0.0048	$0.1542	$0.0000

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

40 | Annual Report

Franklin Strategic Series

Tax Information (unaudited) (continued)

Franklin Global Government Bond Fund

By mid-February 2015, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2014. The Foreign
Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advi-
sors for information on the treatment of these amounts on their 2014 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

Annual Report | 41

Franklin Strategic Series

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Harris J. Ashton (1932)	Trustee	Since 1991	139	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Sam Ginn (1937)	Trustee	Since 2007	113	ICO Global Communications
One Franklin Parkway				(Holdings) Limited (satellite company)
San Mateo, CA 94403-1906				(2006-2010), Chevron Corporation
				(global energy company) (1989-2009),
				Hewlett-Packard Company (technology
				company) (1996-2002), Safeway, Inc.
				(grocery retailer) (1991-1998) and
				TransAmerica Corporation (insurance
				company) (1989-1999).
Principal Occupation During at Least the Past 5 Years:
Private investor; Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network) (2012); and formerly,
Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive Officer,
AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).

Edith E. Holiday (1952)	Trustee	Since 1998	139	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906				Company (processed foods and
				allied products) (1994-2013), RTI
				International Metals, Inc. (manu-
				facture and distribution of titanium),
				Canadian National Railway (railroad)
				and White Mountains Insurance
				Group, Ltd. (holding company).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	139	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

42 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Frank A. Olson (1932)	Trustee	Since 2007	139	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (until 1987).

Larry D. Thompson (1945)	Trustee	Since 2007	139	Cbeyond, Inc. (business commu-
One Franklin Parkway				nications provider) (2010-2012),
San Mateo, CA 94403-1906				The Southern Company (energy
company) (2010-2012) and Graham
Holdings Company (formerly,
The Washington Post Company)
(education and media organization).
Principal Occupation During at Least the Past 5 Years:
Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-present);
and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice
President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution
(2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice
(2001-2003).

John B. Wilson (1959)	Lead	Trustee since	113	None
One Franklin Parkway	Independent	2006 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since
2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Gregory E. Johnson (1961)	Trustee	Since June 2013	149	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

Annual Report | 43

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	139	None
One Franklin Parkway	the Board and	Board since June
San Mateo, CA 94403-1906	Trustee	2013 and Trustee
since 1991
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

44 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Deputy Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948)	President and	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief
San Mateo, CA 94403-1906	Executive
Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC;
and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962)	Vice President	Since 2000	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin
Templeton Investments.

Annual Report | 45

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc.
(Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective June 13, 2013, Charles B. Johnson ceased to be a trustee of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such finan-
cial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and
Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of gen-
erally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/ 342-5236 to request the SAI.

46 | Annual Report

Franklin Strategic Series

Shareholder Information

Franklin Global Government Bond Fund

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 47

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Annual Report and Shareholder Letter
Franklin Global
Government Bond Fund

Investment Manager
Franklin Templeton Investment Management Limited

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus.
Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing.
A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved. 058 A 06/14

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $418,227 for the fiscal year ended April 30, 2014 and $368,500 for the fiscal year ended April 30, 2013.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $6,930 for the fiscal year ended April 30, 2014 and $4,600 for the fiscal year ended April 30, 2013.  The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments and requirements on local country’s self-certification forms.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $6,258 for the fiscal year ended April 30, 2014 and $0 for the fiscal year ended April 30, 2013.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $155,553 for the fiscal year ended April 30, 2014 and $39,194 for the fiscal year ended April 30, 2013. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and XBRL tagging on financial statements.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)  No disclosures are required by this Item 4(f).

(g)  The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $168,741 for the fiscal year ended April 30, 2014 and $43,794 for the fiscal year ended April 30, 2013.

(h)  The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.        N/A

Item 6. Schedule of Investments.                      N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.                N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                                N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.        N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b)   Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN STRATEGIC SERIES

By /s/ LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date June 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date June 26, 2014

By /s/ GASTON GARDEY

Gaston Gardey

Chief Financial Officer and

Chief Accounting Officer

Date June 26, 2014